                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.


Post-Effective Amendment No.        15       (File No. 333-57852)       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                       18       (File No. 811-10321)       [X]


RIVERSOURCE MANAGERS SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[x] on July 28, 2006 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)

AGGRESSIVE GROWTH FUND


PROSPECTUS JULY 28, 2006


> RIVERSOURCE AGGRESSIVE GROWTH FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM CAPITAL GROWTH.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


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NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
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TABLE OF CONTENTS

THE FUND ...............................................................      3P
Objective ..............................................................      3p
Principal Investment Strategies ........................................      3p
Principal Risks ........................................................      4p
Past Performance .......................................................      5p

Fees and Expenses ......................................................      7p
Other Investment Strategies and Risks ..................................      8p
Fund Management and Compensation .......................................      9p
FINANCIAL HIGHLIGHTS ...................................................     12P
BUYING AND SELLING SHARES ..............................................     S.1
   Buying Shares .......................................................     S.1
      Investment Options -- Classes of Shares ..........................     S.1
      Sales Charges ....................................................     S.3
      Opening an Account ...............................................     S.8
   Buying Shares .......................................................     S.8
   Exchanging or Selling Shares ........................................     S.9
      Exchanges ........................................................     S.9
      Selling Shares ...................................................    S.10
VALUING FUND SHARES ....................................................    S.11
DISTRIBUTIONS AND TAXES ................................................    S.12
Dividends and Capital Gain Distributions ...............................    S.12
Reinvestments ..........................................................    S.12
Taxes ..................................................................    S.12
GENERAL INFORMATION ....................................................    S.13


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2p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
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THE FUND

OBJECTIVE


RiverSource Aggressive Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap(R) Growth Index. Although it invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Turner Investment Partners, Inc. (Turner) and American Century Investment Management, Inc. (American Century) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

TURNER

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's investment team conducts in-depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

o A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

o Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

o Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

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RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 3p
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Turner will consider selling a security based on the following reasons:

o It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

o     To include a "better idea" in the portfolio.

o To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

AMERICAN CENTURY

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


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4p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
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MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart, and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o     no sales charge for Class Y shares; and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 5p
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                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

               +12.56%                    +9.42
                2004                      2005


During the periods shown in the bar chart, the highest return for a calendar quarter was +13.58% (quarter ended Dec. 31, 2004) and the lowest return for a calendar quarter was -6.36% (quarter ended Sept. 30, 2004).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was +5.03%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)
--------------------------------------------------------------------------------

                                                                                    1 YEAR      SINCE INCEPTION

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RiverSource Aggressive Growth:
----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------

     Return before taxes                                                              +3.13%        +18.83%(a)
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     Return after taxes on distributions                                              +3.03%        +18.02%(a)
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     Return after taxes on distributions and sale of fund shares                      +2.16%        +15.83%(a)

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  Class B
----------------------------------------------------------------------------------------------------------------

     Return before taxes                                                              +3.57%        +19.48%(a)

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  Class C
----------------------------------------------------------------------------------------------------------------

     Return before taxes                                                              +7.57%        +20.57%(a)

----------------------------------------------------------------------------------------------------------------
  Class Y
----------------------------------------------------------------------------------------------------------------

     Return before taxes                                                              +9.53%        +21.68%(a)
----------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)      +12.10%        +22.82%(b)
----------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Index                                                     +9.58%        +19.47%(b)

----------------------------------------------------------------------------------------------------------------

(a)   Inception date is April 24, 2003.

(b)   Measurement period started May 1, 2003.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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6p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
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FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                          CLASS A     CLASS B  CLASS C  CLASS Y
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                        5.75%(a)    none     none     none
------------------------------------------------------------------------------------------------

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)    none           5%       1%    none

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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:              CLASS A     CLASS B  CLASS C  CLASS Y

Management fees(b)                                         0.88%       0.88%    0.88%    0.88%
------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                  0.25%       1.00%    1.00%    0.00%
------------------------------------------------------------------------------------------------
Other expenses(c)                                          0.56%       0.59%    0.60%    0.62%
------------------------------------------------------------------------------------------------
Total                                                      1.69%       2.47%    2.48%    1.50%
------------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                           0.33%       0.34%    0.36%    0.31%
------------------------------------------------------------------------------------------------
Net expenses(d)                                            1.36%       2.13%    2.12%    1.19%

------------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.005% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid-Cap Growth Funds Index. See "Fund Management and Compensation" for more information.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A; 2.13% for Class B; 2.12% for Class C and 1.19% for Class Y.


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RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 7p
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EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------

Class A(a)                  $706         $1,047         $1,412         $2,437
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Class B                     $716(b)      $1,137(b)      $1,486(b)      $2,592(c)
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Class C                     $315(b)      $  739         $1,289         $2,793
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Class Y                     $121         $  444         $  790         $1,769

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(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS

Class A(a)                  $706         $1,047         $1,412         $2,437
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Class B                     $216         $  737         $1,286         $2,592(b)
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Class C                     $215         $  739         $1,289         $2,793
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Class Y                     $121         $  444         $  790         $1,769

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(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.
--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


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8p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
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Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



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RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 9p
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The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.88% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of the Fund's assets to be managed by each Subadviser and may change these proportions at any time.


The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

TURNER

Turner, which has served as subadviser to the Fund since April 2003, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers on the committee responsible for the day-to-day management of the portion of the Fund allocated to Turner, led by Christopher K. McHugh, include:


o Christopher K. McHugh, Vice President and Senior Portfolio Manager. Mr. McHugh joined Turner Investment Partners in 1990, and has 20 years of investment experience. Prior to 1990, he was a performance specialist with Provident Capital Management. He received a BS degree from Philadelphia University in accounting and an MBA in finance from St. Joseph's University.

o Robert E. Turner, CFA, Chairman and Chief Investment Officer-Growth Equities. Mr. Turner founded Turner Investment Partners in 1990, and has 25 years of investment experience. Prior to founding Turner, he was senior investment manager with Meridian Investment Company. He received a BS in accounting and an MBA in finance, both from Bradley University.

o William C. McVail, CFA, senior portfolio manager. Mr. McVail joined Turner Investment Partners in 1998, and has 19 years of investment experience. Prior to 1998, he was a portfolio manager at PNC Equity Advisors. He received a Bachelor's degree from Vassar College in economics and psychology.


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10p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
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AMERICAN CENTURY

American Century, which has served as subadviser to the Fund since April 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:

o Glenn A. Fogle, Senior Vice President and Senior Portfolio Manager. Mr. Fogle joined American Century in 1990 and became a portfolio manager in 1993. He has a bachelor of business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

o David M. Holland, Vice President and Portfolio Manager. Mr. Holland joined American Century in 1998 as an investment analyst and was promoted to portfolio manager in 2004. He has a bachelor's degree in Russian and economics from Grinnell College, a master's degree in economics from the University of Wisconsin, a master's degree in international studies from the University of Pennsylvania and an MBA in finance from the Wharton School at the University of Pennsylvania.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.




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RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 11p
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FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

-----------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004         2003(b)
Net asset value, beginning of period                                $7.29     $6.95     $5.60        $5.08
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.06)     (.03)     (.04)        (.01)
Net gains (losses) (both realized and unrealized)                    1.34       .46      1.65          .53
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.28       .43      1.61          .52
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                                       --      (.02)       --           --
Distributions from realized gains                                    (.22)     (.07)     (.26)          --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.09)     (.26)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.35     $7.29     $6.95        $5.60
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 418     $  25     $  17        $   5
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.38%     1.55%     1.55%        1.46%(e)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.77%)    (.90%)   (1.20%)      (1.20%)(e)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%          27%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.57%     6.17%    29.09%       10.24%(g)
-----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.69%, 1.97%, 3.02% and 24.14% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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12p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
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CLASS B

-----------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004         2003(b)
Net asset value, beginning of period                                $7.18     $6.89     $5.59        $5.08
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.12)     (.06)     (.07)        (.02)
Net gains (losses) (both realized and unrealized)                    1.33       .42      1.63          .53
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.21       .36      1.56          .51
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.22)     (.07)     (.26)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.17     $7.18     $6.89        $5.59
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 119     $   7     $   3          $--
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.15%     2.34%     2.34%        2.25%(e)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.55%)   (1.70%)   (1.97%)      (1.92%)(e)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%          27%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.86%     5.29%    28.22%       10.04%(g)
-----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.47%, 2.75%, 3.81% and 24.93% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 13p
--------------------------------------------------------------------------------

CLASS C

-----------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004         2003(b)
Net asset value, beginning of period                                $7.18     $6.89     $5.59        $5.08
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.11)     (.07)     (.07)        (.02)
Net gains (losses) (both realized and unrealized)                    1.32       .43      1.63          .53
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.21       .36      1.56          .51
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.22)     (.07)     (.26)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.17     $7.18     $6.89        $5.59
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   2       $--       $--          $--
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.18%     2.35%     2.35%        2.21%(e)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.44%)   (1.70%)   (1.98%)      (1.95%)(e)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%          27%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.86%     5.29%    28.22%       10.04%(g)
-----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48%, 2.75%, 3.82% and 24.94% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
14p -- RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS
--------------------------------------------------------------------------------

CLASS Y

-----------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004         2003(b)
Net asset value, beginning of period                                $7.31     $6.96     $5.60        $5.08
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.01)     (.04)        (.01)
Net gains (losses) (both realized and unrealized)                    1.33       .45      1.66          .53
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.30       .44      1.62          .52
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   --      (.02)       --           --
-----------------------------------------------------------------------------------------------------------------
Distributions from realized gains                                    (.22)     (.07)     (.26)          --
Total distributions                                                  (.22)     (.09)     (.26)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.39     $7.31     $6.96        $5.60
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--          $--
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.25%     1.37%     1.37%        1.30%(e)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.39%)    (.74%)   (1.03%)      (1.03%)(e)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%          27%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.79%     6.40%    29.26%       10.24%(g)
-----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.80%, 2.84% and 23.96% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND -- 2006 PROSPECTUS -- 15p
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


--------------------------------------------------------------------------------
S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


--------------------------------------------------------------------------------
S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


--------------------------------------------------------------------------------
S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


--------------------------------------------------------------------------------
S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


--------------------------------------------------------------------------------
S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


--------------------------------------------------------------------------------
S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


--------------------------------------------------------------------------------
S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


--------------------------------------------------------------------------------
S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


--------------------------------------------------------------------------------
S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


--------------------------------------------------------------------------------
S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


--------------------------------------------------------------------------------
S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


--------------------------------------------------------------------------------
S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


--------------------------------------------------------------------------------
S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


--------------------------------------------------------------------------------
S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


--------------------------------------------------------------------------------
S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321


TICKER SYMBOL

Class A: ASGFX    Class B:ARGBX
Class C: --       Class I:APAIX
Class Y: --


RIVERSOURCE [LOGO](SM)
       INVESTMENTS                                            S-6260-99 G (7/06)

                    RIVERSOURCE(SM) AGGRESSIVE GROWTH FUND


                  SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS


This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

------------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1 YEAR        SINCE INCEPTION
 Class I

   Return before taxes                                                                                 +9.79%           +8.70%(a)

 Russell Midcap(R) Growth Index (reflects no deduction for fees, expenses or taxes)                   +12.10%         +12.08%(b)

 Lipper Mid-Cap Growth Funds Index                                                                     +9.58%          +10.56%(b)

(a) Inception date is March 4, 2004.
(b) Measurement period started March 1, 2004.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

------------------------------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CLASS I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                                      none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)             none
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                                             CLASS I

 Management fees(a)                                                                                                       0.88%

 Distribution (12b-1) fees                                                                                                0.00%

 Other expenses(b)                                                                                                        0.30%

 Total                                                                                                                    1.18%

 Fee waiver/expense reimbursement                                                                                         0.17%

 Net expenses(c)                                                                                                          1.01%

(a) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.005% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid-Cap Growth Funds Index. See "Fund Management and Compensation" for more information.

(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.01% for Class I.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                                                    1 YEAR           3 YEARS           5 YEARS         10 YEARS

 Class I                                                              $103             $358              $634            $1,422


BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations, and defined benefit plans with a minimum investment of $5 million.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:

CLASS I

------------------------------------------------------------------------------------------------------------------------------------

 PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                                                       2006        2005       2004(b)
Net asset value, beginning of period                                                              $7.32       $6.97      $7.14
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                                       (.02)         --       (.03)

Net gains (losses) (both realized and unrealized)                                                  1.34         .45       (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   1.32         .45       (.17)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                                                 --        (.03)        --

Distributions from realized gains                                                                  (.22)       (.07)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                (.22)       (.10)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $8.42       $7.32      $6.97
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                             $74         $39         $6
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                                               1.10%       1.23%      1.14%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                                  (.21%)      (.59%)     (.72%)(e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                                           202%        218%       189%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                                   18.04%       6.49%     (2.38%)(g)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.18%, 1.50% and 2.70% for the periods ended May 31, 2006, 2005 and 2004, respectively.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


                                                             S-6260-79 G (7/06)

Prospectus

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
FUNDAMENTAL GROWTH FUND


PROSPECTUS JULY 28, 2006

> RIVERSOURCE FUNDAMENTAL GROWTH
  FUND SEEKS TO PROVIDE SHAREHOLDERS
  WITH LONG-TERM CAPITAL GROWTH.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


-----------------------------------------------------
NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
-----------------------------------------------------

TABLE OF CONTENTS

THE FUND ...............................................................      3P
Objective ..............................................................      3p
Principal Investment Strategies ........................................      3p
Principal Risks ........................................................      4p

Past Performance .......................................................      4p
Fees and Expenses ......................................................      7p
Other Investment Strategies and Risks ..................................      8p
Fund Management and Compensation .......................................      9p
FINANCIAL HIGHLIGHTS ...................................................     12P
BUYING AND SELLING SHARES ..............................................     S.1
    Buying Shares ......................................................     S.1
       Investment Options -- Classes of Shares .........................     S.1
       Sales Charges ...................................................     S.3
       Opening an Account ..............................................     S.8
    Buying Shares ......................................................     S.8
    Exchanging or Selling Shares .......................................     S.9
       Exchanges .......................................................     S.9
       Selling Shares ..................................................    S.10
VALUING FUND SHARES ....................................................    S.11
DISTRIBUTIONS AND TAXES ................................................    S.12
Dividends and Capital Gain Distributions ...............................    S.12
Reinvestments ..........................................................    S.12
Taxes ..................................................................    S.12
GENERAL INFORMATION ....................................................    S.13


--------------------------------------------------------------------------------
2p --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

THE FUND

OBJECTIVE


RiverSource Fundamental Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in publicly traded U.S. securities. The Fund will invest mainly in large-cap companies but may invest in companies of any size or capitalization. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of equity investments that have sufficient growth potential for consistent long-term growth. The Fund will generally select established companies with revenue and profits that are either stable and predictable or growing at above average rates.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Goldman Sachs Asset Management, L.P. (GSAM) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers), which provide day-to-day management of the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

GSAM

GSAM Growth Team's investment philosophy is "wealth is created through the long-term ownership of a growing business." Throughout the investment process, the team views each purchase as if it were buying the entire business enterprise.

GSAM's investment approach is to look at individual companies to find those companies whose stocks will appreciate as a result of the above average long-term growth of the underlying business. In selecting stocks, GSAM identifies potential investments through an extensive research process, focusing on key characteristics including strong business franchises and an established brand name, dominant market share, recurring revenue stream and free cash flow. Other characteristics include pricing power, a long product life cycle and favorable demographic trends. GSAM research also focuses on the strength of the company's management team.


The GSAM decision to sell or reduce holdings in a stock depends on many factors, including, but not limited to, a deterioration in the business fundamentals; when the price of the stock substantially exceeds what GSAM deems to be the worth of the business; if a holding grows beyond the weight with which GSAM is comfortable from a risk perspective; and if a company pursues a strategy that in our view does not maximize shareholder value, such as a questionable acquisition or a lack of discipline with regard to capital allocation.


If a company continues to operate within GSAM expectations, even if the stock price has declined significantly, GSAM may continue to hold it if they believe that the worth of the business does not coincide with the stock price. Decisions are based on the reward/risk opportunity.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 3p
--------------------------------------------------------------------------------

WELLINGTON MANAGEMENT


In selecting investments for the Fund, Wellington Management's Growth Team invests in the stocks of successful, growing companies. Wellington Management's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, Wellington Management performs in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline. Using a proprietary valuation measure in each industry, Wellington Management ranks each stock based on its upside return potential and the team's conviction in the estimates. Wellington Management typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. Wellington Management may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. Wellington Management may engage in frequent and active trading of portfolio securities to achieve its investment objective.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate


--------------------------------------------------------------------------------
4p --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------
how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o     no sales charge for Class Y shares; and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------

                           CLASS A SHARE PERFORMANCE
                            (based on calendar years)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  +1.54%  +2.98%
                                    2004   2005


During the periods shown in the bar chart, the highest return for a calendar quarter was +10.28% (quarter ended Dec. 31, 2004) and the lowest return for a calendar quarter was -6.51% (quarter ended Sept. 30, 2004).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was -2.11%.




--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 5p
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

--------------------------------------------------------------------------------

                                                                                   SINCE
                                                                      1 YEAR     INCEPTION
-------------------------------------------------------------------------------------------
RiverSource Fundamental Growth:
-------------------------------------------------------------------------------------------
   Class A
-------------------------------------------------------------------------------------------

      Return before taxes                                             -2.94%     +5.95%(a)
-------------------------------------------------------------------------------------------
      Return after taxes on distributions                             -2.96%     +5.61%(a)
-------------------------------------------------------------------------------------------
      Return after taxes on distributions and sale of fund shares     -1.88%     +4.91%(a)
-------------------------------------------------------------------------------------------
   Class B
-------------------------------------------------------------------------------------------
      Return before taxes                                             -2.83%     +6.12%(a)
-------------------------------------------------------------------------------------------
   Class C
-------------------------------------------------------------------------------------------
      Return before taxes                                             +1.17%     +7.45%(a)
-------------------------------------------------------------------------------------------
   Class Y
-------------------------------------------------------------------------------------------
      Return before taxes                                             +3.30%     +8.58%(a)
-------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses or taxes)                   +5.26%     +12.42%(b)
-------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index                                   +7.58%     +13.11%(b)

-------------------------------------------------------------------------------------------

(a)   Inception date is April 24, 2003.

(b)   Measurement period started May 1, 2003.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


--------------------------------------------------------------------------------
6p --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                            CLASS A      CLASS B       CLASS C       CLASS Y

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                         5.75%(a)       none          none          none
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)      none           5%            1%           none

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:      CLASS A     CLASS B     CLASS C     CLASS Y
-----------------------------------------------------------------------------------------------

Management fees(b)                                 0.72%       0.72%       0.72%       0.72%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) fees                          0.25%       1.00%       1.00%       0.00%
-----------------------------------------------------------------------------------------------
Other expenses(c)                                  0.45%       0.46%       0.46%       0.51%
-----------------------------------------------------------------------------------------------
Total(d)                                           1.42%       2.18%       2.18%       1.23%
-----------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Growth Funds Index. See "Fund Management and Compensation" for more information.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A; 2.32% for Class B; 2.32% for Class C and 1.38% for Class Y.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 7p
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

Class A(a)                        $711       $  999       $1,308       $2,184
--------------------------------------------------------------------------------
Class B                           $721(b)    $1,082(b)    $1,370(b)    $2,325(c)
--------------------------------------------------------------------------------
Class C                           $321(b)    $  682       $1,170       $2,518
--------------------------------------------------------------------------------
Class Y                           $125       $  391       $  677       $1,494

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                 1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

Class A(a)                        $711       $  999       $1,308       $2,184
--------------------------------------------------------------------------------
Class B                           $221       $  682       $1,170       $2,325(b)
--------------------------------------------------------------------------------
Class C                           $221       $  682       $1,170       $2,518
--------------------------------------------------------------------------------
Class Y                           $125       $  391       $  677       $1,494

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


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8p --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 9p
--------------------------------------------------------------------------------

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of the Fund's assets to be managed by each Subadviser and may change these proportions at any time.


The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

GSAM

GSAM, an affiliate of Goldman, Sachs & Co., which has served as subadviser to the Fund since April 2003, is located at 32 Old Slip, New York, New York. GSAM, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers on the Growth team responsible for the day-to-day management of the portion of the Fund allocated to GSAM are:


o Steven M. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager. Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

o David G. Shell, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager. Mr. Shell joined GSAM as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

o Gregory H. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager. Mr. Ekizian joined GSAM as a portfolio manager in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

GSAM investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The Growth team has a 25-year consistent investment style applied through diverse and complete market cycles and a portfolio management and analytical team with combined investment experience of more than 270 years.



--------------------------------------------------------------------------------
10p --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

WELLINGTON MANAGEMENT

Wellington Management, which has served as subadviser to the Fund since April 2005, is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Wellington Management are:


o John A. Boselli, CFA, Senior Vice President, Equity Portfolio Manager and Partner of Wellington Management. Mr. Boselli has served as portfolio manager for the Fund since April 2005. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was an investment professional with Putnam Investments Inc. (1996-2002).

o Andrew J. Shilling, CFA, Senior Vice President, Equity Portfolio Manager and Partner of Wellington Management. Mr. Shilling has been involved in portfolio management and securities analysis for the Fund since April 2005. Mr. Shilling joined Wellington Management as an investment professional in 1994.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 11p
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.79     $5.79     $5.36     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)     (.01)     (.02)       --
Net gains (losses) (both realized and unrealized)                     .32       .04       .57       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .31       .03       .55       .25
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.09     $5.79     $5.79     $5.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  20     $  18     $  12     $   5
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.38%     1.50%     1.40%     1.20%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.38%)    (.18%)    (.48%)     .16%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             62%       122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      5.33%      .52%    10.32%     4.89%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.42%, 1.56%, 3.06% and 23.71% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
12p --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

CLASS B


------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.69     $5.74     $5.35     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.04)     (.03)     (.01)
Net gains (losses) (both realized and unrealized)                     .29       .02       .54       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .26      (.02)      .51       .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.94     $5.69     $5.74     $5.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   7     $   7     $   4       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.15%     2.27%     2.17%     1.89%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.15%)    (.97%)   (1.25%)    (.78%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      4.54%     (.34%)    9.57%     4.70%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.18%, 2.34%, 3.83% and 24.48% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 13p
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.69     $5.75     $5.35     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.05)     (.03)     (.01)
Net gains (losses) (both realized and unrealized)                     .29       .02       .55       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .26      (.03)      .52       .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.94     $5.69     $5.75     $5.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   1       $--       $--       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.14%     2.27%     2.18%     1.86%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.14%)    (.94%)   (1.27%)    (.53%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      4.54%     (.52%)    9.75%     4.70%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.18%, 2.35%, 3.83% and 24.49% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
14p   ---   RIVERSOURCE FUNDAMENTAL GROWTH FUND   ---   2006 PROSPECTUS

CLASS Y

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.82     $5.81     $5.36     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)      .01      (.01)       --
Net gains (losses) (both realized and unrealized)                     .33       .03       .58       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .32       .04       .57       .25
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.13     $5.82     $5.81     $5.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.20%     1.31%     1.22%     1.07%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.20%)     .09%     (.33%)     .31%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      5.47%      .70%    10.72%     4.89%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.23%, 1.39%, 2.87% and 23.53% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 PROSPECTUS --- 15p
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


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S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


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S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


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S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


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S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


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S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


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S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


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S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


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S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


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S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


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S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


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S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


--------------------------------------------------------------------------------
S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


--------------------------------------------------------------------------------
S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-10321

TICKER SYMBOL

Class A:  AXPAX      Class B: --
Class C:  --         Class I: APGIX
Class Y:  --


RIVERSOURCE [LOGO](SM)
       INVESTMENTS                                           S-6261-99 G (7/06)

                  RIVERSOURCE(SM) FUNDAMENTAL GROWTH FUND


                 SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS


This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)
                                                                                      SINCE
                                                                    1 YEAR          INCEPTION
 Class I

   Return before taxes                                              +3.40%          +1.40%(a)

 Russell 1000(R) Growth Index
 (reflects no deduction for fees, expenses or taxes)                +5.26%          +4.79%(b)

 Lipper Large-Cap Growth Funds Index                                +7.58%          +6.86%(b)

(a) Inception date is March 4, 2004.
(b) Measurement period started March 1, 2004.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                                  CLASS I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                               none
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)      none
-----------------------------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                                      CLASS I

 Management fees(a)                                                                                                0.72%

 Distribution (12b-1) fees                                                                                         0.00%

 Other expenses(b)                                                                                                 0.21%

 Total(c)                                                                                                          0.93%

(a) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Growth Funds Index. See "Fund Management and Compensation" for more information.

(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.20% for Class I.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                            1 YEAR                  3 YEARS          5 YEARS          10 YEARS
 Class I                                     $95                      $297             $516            $1,147


BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations, and defined benefit plans with a minimum investment of $5 million.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


CLASS I

 PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                                                2006       2005        2004(b)
Net asset value, beginning of period                                       $5.82      $5.80       $6.10
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                  --        .01        (.01)

Net gains (losses) (both realized and unrealized)                            .33        .04        (.29)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .33        .05        (.30)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Distributions from realized gains                                           (.01)      (.03)         --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $6.14      $5.82       $5.80
-------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                     $137        $63          $8
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                             .93%      1.11%       1.03%(d),(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            .07%       .22%        .03%(e)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     62%       122%         66%
-------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             5.75%       .88%      (4.91%)(g)
-------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.
                                                          S-6261-79 G (7/06)

      Prospectus

                                                         RiverSource [LOGO] (SM)
                                                                Investments


      RIVERSOURCE (SM)
      FUNDAMENTAL VALUE FUND

--------------------------------------------------------------------------------


      PROSPECTUS JULY 28, 2006

   >  RIVERSOURCE FUNDAMENTAL VALUE
      FUND SEEKS TO PROVIDE SHAREHOLDERS
      WITH LONG-TERM CAPITAL GROWTH.


--------------------------------------------------------------------------------

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


      You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


--------------------------------------------------------------------------------
NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------

TABLE OF CONTENTS

THE FUND .....................................................................3P
Objective ....................................................................3p
Principal Investment Strategies ..............................................3p
Principal Risks ..............................................................4p
Past Performance .............................................................5p

Fees and Expenses ............................................................8p
Other Investment Strategies and Risks ........................................9p
Fund Management and Compensation ............................................10p
FINANCIAL HIGHLIGHTS ........................................................12P
BUYING AND SELLING SHARES ...................................................S.1
   Buying Shares ............................................................S.1
      Investment Options -- Classes of Shares ...............................S.1
      Sales Charges .........................................................S.3
      Opening an Account ....................................................S.8
   Buying Shares ............................................................S.8
   Exchanging or Selling Shares .............................................S.9
      Exchanges .............................................................S.9
      Selling Shares .......................................................S.10
VALUING FUND SHARES ........................................................S.11
DISTRIBUTIONS AND TAXES ....................................................S.12
Dividends and Capital Gain Distributions ...................................S.12
Reinvestments ..............................................................S.12
Taxes ......................................................................S.12
GENERAL INFORMATION ........................................................S.13



--------------------------------------------------------------------------------
2p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

THE FUND

OBJECTIVE


RiverSource Fundamental Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in equity securities of U.S. companies. Under normal market conditions, the Fund's net assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the Fund's investment. The Fund may invest in foreign securities.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Davis Selected Advisers, L.P. (Davis) (the Subadviser), which provides day-to-day management of the Fund.

Over the years, Davis has developed a list of characteristics that the portfolio managers believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

o     Proven track record

o     Significant personal ownership in business

o     Intelligent allocation of capital

o     Smart application of technology to improve business and lower costs

o     Strong balance sheet

o     Low cost structure

o     High after-tax returns on capital

o     High quality of earnings

o     Non-obsolescent products/services

o     Dominant or growing market share

o     Participation in a growing market

o     Global presence and brand names



--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 3p
--------------------------------------------------------------------------------

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


--------------------------------------------------------------------------------
4p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

SECTOR RISK. The Subadvisor has historically invested significantly in the financial services sector. The Fund may therefore be more susceptible to the particular risks of the financial services sector than if the Fund were invested in a wider variety of companies in unrelated industries. Components of financial services sector risk include (1) the risk that financial services companies may suffer a setback if regulators change the rules under which they operate; (2) the risk that unstable interest rates, and/or rising interest rates, may have a disproportionate effect on companies in the financial services sector; (3) the risk that financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (4) the risk that the financial services sector has become increasingly competitive.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o     no sales charge for Class Y shares; and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 5p
--------------------------------------------------------------------------------

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

  -17.46%       +29.19%      +10.99%       +8.99%
    2002         2003         2004          2005


During the periods shown in the bar chart, the highest return for a calendar quarter was +16.21% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -13.04% (quarter ended Sept. 30, 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was +3.04%.



--------------------------------------------------------------------------------
6p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

--------------------------------------------------------------------------------

                                                                                                     SINCE
                                                                                     1 YEAR        INCEPTION
-------------------------------------------------------------------------------------------------------------
RiverSource Fundamental Value:
-------------------------------------------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------------------------------------------

     Return before taxes                                                              +2.73%        +3.73%(a)
-------------------------------------------------------------------------------------------------------------
     Return after taxes on distributions                                              +2.61%        +3.66%(a)
-------------------------------------------------------------------------------------------------------------
     Return after taxes on distributions and sale of fund shares                      +1.78%        +3.16%(a)
-------------------------------------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------------------------------------
     Return before taxes                                                              +3.24%        +3.94%(a)
-------------------------------------------------------------------------------------------------------------
  Class C
-------------------------------------------------------------------------------------------------------------
     Return before taxes                                                              +7.21%        +4.40%(a)
-------------------------------------------------------------------------------------------------------------
  Class Y
-------------------------------------------------------------------------------------------------------------
     Return before taxes                                                              +9.26%        +5.28%(a)
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                     +4.91%        +2.17%(b)
-------------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (reflects no deduction for fees, expenses or taxes)       +6.26%        +3.37%(b)
-------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index                                                    +7.05%        +6.18%(b)

-------------------------------------------------------------------------------------------------------------

(a)   Inception date is June 18, 2001.

(b)   Measurement period started July 1, 2001.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stock in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 7p
--------------------------------------------------------------------------------

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                           CLASS A      CLASS B    CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                          5.75%(a)     none       none       none
-----------------------------------------------------------------------------------------------------

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)       none          5%         1%       none

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:          CLASS A    CLASS B    CLASS C    CLASS Y
----------------------------------------------------------------------------------------------

Management fees(b)                                      0.72%      0.72%      0.72%      0.72%
----------------------------------------------------------------------------------------------
Distribution (12b-1) fees                               0.25%      1.00%      1.00%      0.00%
----------------------------------------------------------------------------------------------
Other expenses(c)                                       0.29%      0.31%      0.31%      0.37%
----------------------------------------------------------------------------------------------
Total                                                   1.26%      2.03%      2.03%      1.09%
----------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                        0.08%      0.08%      0.08%      0.08%
----------------------------------------------------------------------------------------------
Net expenses(d)                                         1.18%      1.95%      1.95%      1.01%

----------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.005% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.18% for Class A; 1.95% for Class B; 1.95% for Class C and 1.01% for Class Y.



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8p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

Class A(a)                  $  688       $   944       $ 1,221       $  2,008
--------------------------------------------------------------------------------
Class B                     $  698(b)    $ 1,027(b)    $ 1,283(b)    $  2,151(c)
--------------------------------------------------------------------------------
Class C                     $  298(b)    $   629       $ 1,087       $  2,357
--------------------------------------------------------------------------------
Class Y                     $  103       $   339       $   594       $  1,326

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

Class A(a)                  $  688       $   944       $ 1,221       $  2,008
--------------------------------------------------------------------------------
Class B                     $  198       $   627       $ 1,083       $  2,151(b)
--------------------------------------------------------------------------------
Class C                     $  198       $   629       $ 1,087       $  2,357
--------------------------------------------------------------------------------
Class Y                     $  103       $   339       $   594       $  1,326

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 9p
--------------------------------------------------------------------------------

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



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10p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
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The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Large Cap Value Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.


The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

DAVIS


Davis, which has served as subadviser to the Fund since June 2001, is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona. Davis, subject to the approval of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the Fund are:

o Christopher C. Davis, Co-Portfolio Manager. Mr. Davis has been a portfolio manager for the Davis New York Venture Fund since October 1995. Mr. Davis has worked as a research analyst and portfolio manager for Davis since 1989.

o Kenneth C. Feinberg, Co-Portfolio Manager. Mr. Feinberg has been a portfolio manager for the Davis New York Venture Fund since May 1998. Mr. Feinberg has worked as a research analyst for Davis since 1994.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 11p
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FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005       2004         2003         2002(b)
                                                                   -------   -------    -------      -------      -------
Net asset value, beginning of period                               $  5.45   $  5.04    $  4.15      $  4.45      $  4.77
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .02       .01        .01          .02           --
Net gains (losses) (both realized and unrealized)                      .60       .42        .89         (.32)        (.32)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .62       .43        .90         (.30)        (.32)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.02)     (.02)      (.01)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  6.05   $  5.45    $  5.04      $  4.15      $  4.45
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   741   $   641    $   332      $   201      $   156
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.26%     1.30%      1.34%(d)     1.35%(d)     1.33%(d),(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .46%      .58%       .42%         .52%         .14%(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%         5%          41%          22%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.38%     8.57%     21.57%       (6.71%)      (6.67%)(g)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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12p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
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CLASS B

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005       2004         2003         2002(b)
                                                                   -------   -------    -------      -------      -------
Net asset value, beginning of period                               $  5.32   $  4.94    $  4.09      $  4.43      $  4.77
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.02)     (.02)      (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .59       .40        .86         (.33)        (.33)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .57       .38        .85         (.34)        (.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  5.89   $  5.32    $  4.94      $  4.09      $  4.43
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   281   $   294    $   196      $   135      $   106
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.03%     2.06%      2.10%(d)     2.11%(d)     2.10%(d),(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.30%)    (.20%)     (.34%)       (.24%)       (.63%)(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%         5%          41%          22%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.71%     7.69%     20.78%       (7.67%)      (7.13%)(g)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 13p
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CLASS C

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005       2004         2003         2002(b)
                                                                   -------   -------    -------      -------      -------
Net asset value, beginning of period                               $  5.34   $  4.96    $  4.11      $  4.44      $  4.77
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)     (.02)      (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .58       .40        .86         (.32)        (.32)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .57       .38        .85         (.33)        (.33)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  5.91   $  5.34    $  4.96      $  4.11      $  4.44
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    18   $    17    $    12      $     8      $     5
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.03%     2.07%      2.10%(d)     2.11%(d)     2.11%(d),(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.31%)    (.20%)     (.34%)       (.24%)       (.64%)(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%         5%          41%          22%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.67%     7.66%     20.68%       (7.43%)      (6.92%)(g)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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14p - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS
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CLASS Y

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005       2004         2003         2002(b)
                                                                   -------   -------    -------      -------      -------
Net asset value, beginning of period                               $  5.47   $  5.06    $  4.16      $  4.46      $  4.77
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .03       .02        .01          .02          .01
Net gains (losses) (both realized and unrealized)                      .61       .42        .90         (.32)        (.32)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .64       .44        .91         (.30)        (.31)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)     (.03)      (.01)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  6.08   $  5.47    $  5.06      $  4.16      $  4.46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $     1   $     1    $    --      $    --      $    --
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.09%     1.13%      1.17%(d)     1.16%(d)     1.11%(d),(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .64%      .79%       .58%         .71%         .38%(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%         5%          41%          22%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.65%     8.70%     21.82%       (6.67%)      (6.45%)(g)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 PROSPECTUS - 15p
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


--------------------------------------------------------------------------------
S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


--------------------------------------------------------------------------------
S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


--------------------------------------------------------------------------------
S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


--------------------------------------------------------------------------------
S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


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S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


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S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


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S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


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S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


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S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


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S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


--------------------------------------------------------------------------------
S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


--------------------------------------------------------------------------------
S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


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S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information is available at RiverSource Investments website address: riversource.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

TICKER SYMBOL
Class A: AFVAX    Class B:AFVBX
Class C: AFVCX    Class I:AFVIX
Class Y: --

RiverSource [LOGO] (SM)
      Investments
                                                              S-6236-99 J (7/06)

                   RIVERSOURCE(SM) FUNDAMENTAL VALUE FUND


                 SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS


This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:


 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)
                                                                                                                   SINCE
                                                                                                 1 YEAR          INCEPTION
 Class I

    Return before taxes                                                                          +9.59%           +8.59%(a)

 S&P 500 Index (reflects no deduction for fees, expenses or taxes)                               +4.91%           +6.72%(b)

 Russell 1000(R) Value Index (reflects no deduction for fees, expenses or taxes)                 +7.05%          +10.45%(b)

 Lipper Large-Cap Value Funds Index                                                              +6.26%           +7.82%(b)

(a) Inception date is March 4, 2004.
(b) Measurement period started March 1, 2004.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                                          CLASS I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                                       none
-----------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)              none
-----------------------------------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                                              CLASS I

 Management fees(a)                                                                                                         0.72%

 Distribution (12b-1) fees                                                                                                  0.00%

 Other expenses(b)                                                                                                          0.10%

 Total(c)                                                                                                                   0.82%

(a) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.005% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 0.83% for Class I.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                                                     1 YEAR          3 YEARS           5 YEARS         10 YEARS

 Class I                                                              $84             $262              $456            $1,018


BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations, and defined benefit plans with a minimum investment of $5 million.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:

CLASS I


 PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended May 31,                                                           2006        2005       2004(b)
Net asset value, beginning of period                                                  $5.49       $5.07      $5.20
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                            .04         .02        .03

Net gains (losses) (both realized and unrealized)                                       .62         .44       (.16)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        .66         .46       (.13)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                                   (.04)       (.04)        --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $6.11       $5.49      $5.07
------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                 $86         $38         $8
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                        .83%        .85%       .92%(d),(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets                       .91%       1.10%       .92%(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                                20%          2%         5%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                       11.96%       8.99%     (2.50%)(g)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


                                                          S-6236-79 J (7/06)

Prospectus

                                                          RIVERSOURCE [LOGO](SM)
                                                                  INVESTMENTS

RIVERSOURCE(SM)
SELECT VALUE FUND

--------------------------------------------------------------------------------


    PROSPECTUS JULY 28, 2006

 >  RIVERSOURCE SELECT VALUE FUND
    SEEKS TO PROVIDE SHAREHOLDERS WITH
    LONG-TERM GROWTH OF CAPITAL.


--------------------------------------------------------------------------------

    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


-------------------------------------------------------------------
        NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
-------------------------------------------------------------------

TABLE OF CONTENTS

THE FUND ................................................................     3P

Objective ...............................................................     3p

Principal Investment Strategies .........................................     3p

Principal Risks .........................................................     4p

Past Performance ........................................................     5p

Fees and Expenses .......................................................     8p

Other Investment Strategies and Risks ...................................     9p

Fund Management and Compensation ........................................    10p

FINANCIAL HIGHLIGHTS ....................................................    12P

BUYING AND SELLING SHARES ...............................................    S.1

   Buying Shares ........................................................    S.1

      Investment Options -- Classes of Shares ...........................    S.1

      Sales Charges .....................................................    S.3

      Opening an Account ................................................    S.8

   Buying Shares ........................................................    S.8

   Exchanging or Selling Shares .........................................    S.9

      Exchanges .........................................................    S.9

      Selling Shares ....................................................   S.10

VALUING FUND SHARES .....................................................   S.11

DISTRIBUTIONS AND TAXES .................................................   S.12

Dividends and Capital Gain Distributions ................................   S.12

Reinvestments ...........................................................   S.12

Taxes ...................................................................   S.12

GENERAL INFORMATION .....................................................   S.13



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2p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
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THE FUND

OBJECTIVE


RiverSource Select Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At May 31, 2006, the range of the Index was between $30 million and $387 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, GAMCO Asset Management Inc. doing business as Gabelli Asset Management Company (the Subadviser), which provides day-to-day management for the Fund.


In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:

o     Price and earnings expectations.

o The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.

o     Balance sheet characteristics.

o The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.

o Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.


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RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 3p
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PRINCIPAL RISKS


This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


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4p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
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PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o     no sales charge for Class Y shares; and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 5p
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AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------
                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2003               +29.62%
2004               +13.51%
2005                +1.76%


During the periods shown in the bar chart, the highest return for a calendar quarter was +17.38% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.94% (quarter ended March 31, 2003).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was +8.47%.



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6p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
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--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

--------------------------------------------------------------------------------

                                                                               SINCE
                                                                    1 YEAR   INCEPTION
--------------------------------------------------------------------------------------

RiverSource Select Value:

--------------------------------------------------------------------------------------
   Class A
--------------------------------------------------------------------------------------

      Return before taxes                                           -4.08%   +6.76%(a)
--------------------------------------------------------------------------------------
      Return after taxes on distributions                           -4.31%   +6.56%(a)
--------------------------------------------------------------------------------------
      Return after taxes on distributions and sale of fund shares   -2.40%   +5.77%(a)

--------------------------------------------------------------------------------------
   Class B
--------------------------------------------------------------------------------------

      Return before taxes                                           -4.05%   +6.96%(a)

--------------------------------------------------------------------------------------
   Class C
--------------------------------------------------------------------------------------

      Return before taxes                                           -0.07%   +7.60%(a)
--------------------------------------------------------------------------------------
   Class Y
--------------------------------------------------------------------------------------
      Return before taxes                                           +1.99%   +8.59%(a)
--------------------------------------------------------------------------------------
Russell 3000(R) Value Index
(reflects no deduction for fees, expenses or taxes)                 +6.85%   +9.09%(b)
--------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Index                                  +6.33%   +8.61%(b)

--------------------------------------------------------------------------------------

(a)   Inception date is March 8, 2002.

(b)   Measurement period started April 1, 2002.

The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.



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RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 7p
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FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------
                                                          CLASS A    CLASS B   CLASS C   CLASS Y

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                       5.75%(a)    none      none      none
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)   none           5%        1%     none

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:             CLASS A     CLASS B   CLASS C   CLASS Y
------------------------------------------------------------------------------------------------

Management fees(b)                                        0.72%       0.72%     0.72%     0.72%
------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                 0.25%       1.00%     1.00%     0.00%
------------------------------------------------------------------------------------------------
Other expenses(c)                                         0.33%       0.34%     0.34%     0.40%
------------------------------------------------------------------------------------------------
Total                                                     1.30%       2.06%     2.06%     1.12%
------------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                          0.08%       0.07%     0.07%     0.07%
------------------------------------------------------------------------------------------------
Net expenses(d)                                           1.22%       1.99%     1.99%     1.05%

------------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Multi-Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class A; 2.04% for Class B; 2.04% for Class C and 1.10% for Class Y.



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8p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
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EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

Class A(a)                      $  692     $    956     $  1,241     $  2,051
--------------------------------------------------------------------------------
Class B                         $  702(b)  $  1,039(b)  $  1,303(b)  $  2,193(c)
--------------------------------------------------------------------------------
Class C                         $  302(b)  $    639     $  1,103     $  2,389
--------------------------------------------------------------------------------
Class Y                         $  107     $    349     $    611     $  1,362

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

Class A(a)                      $  692     $    956     $  1,241     $  2,051
--------------------------------------------------------------------------------
Class B                         $  202     $    639     $  1,103     $  2,193(b)
--------------------------------------------------------------------------------
Class C                         $  202     $    639     $  1,103     $  2,389
--------------------------------------------------------------------------------
Class Y                         $  107     $    349     $    611     $  1,362

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

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OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



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RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 9p
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Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



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10p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
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The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Multi-Cap Value Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.


The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

GAMCO

GAMCO, which does business under the name Gabelli Asset Management Company, and has served as subadviser to the Fund since March 2002, is located at One Corporate Center, Rye, New York. GAMCO, subject to the supervision of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio manager responsible for the day-to-day management of the Fund is:


o Mr. Mario Gabelli, CFA, Chief Investment Officer - Value Products of GAMCO and predecessors since inception in 1977. Mr. Gabelli also serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc., a New York Stock Exchange-listed company that trades under the stock symbol GBL.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 11p
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FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006       2005      2004      2003       2002(b)
Net asset value, beginning of period                               $   6.65    $  6.13   $  5.11   $  5.01     $ 5.13
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .08        .02        --       .01         --
Net gains (losses) (both realized and unrealized)                       .64        .63      1.03       .10       (.12)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .72        .65      1.03       .11       (.12)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)      (.01)       --      (.01)        --
Distributions from realized gains                                      (.09)      (.12)     (.01)       --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.10)      (.13)     (.01)     (.01)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.27     $ 6.65   $  6.13   $  5.11     $ 5.01
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    463    $   525   $   323   $   156     $   40
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.30%      1.33%     1.38%     1.44%(d)   1.48%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.21%       .35%      .06%      .42%       .22%(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%        12%       15%       31%         7%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       10.92%     10.66%    20.17%     2.12%     (2.34%)(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
12p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006       2005      2004      2003       2002(b)
Net asset value, beginning of period                               $   6.50    $  6.04   $  5.07   $  5.00     $ 5.13
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .07       (.02)     (.03)     (.01)      (.01)
Net gains (losses) (both realized and unrealized)                       .58        .60      1.01       .08       (.12)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .65        .58       .98       .07       (.13)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                      (.09)      (.12)     (.01)       --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.06    $  6.50   $  6.04   $  5.07     $ 5.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    151    $   203   $   172   $    94     $   25
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.06%      2.09%     2.15%     2.20%(d)   2.26%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .37%     (.43%)     (.71%)    (.34%)     (.54%)(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%        12%       15%       31%         7%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       10.13%      9.76%    19.27%     1.46%     (2.53%)(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 13p
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006       2005      2004      2003       2002(b)
Net asset value, beginning of period                               $   6.50    $  6.04   $  5.07   $  5.00     $ 5.13
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .07       (.02)     (.03)     (.01)      (.01)
Net gains (losses) (both realized and unrealized)                       .58        .60      1.01       .08       (.12)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .65        .58       .98       .07       (.13)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                      (.09)      (.12)     (.01)       --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.06    $  6.50   $  6.04   $  5.07     $ 5.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $     10    $    12   $    10   $     5     $    2
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.06%      2.09%     2.15%     2.20%(d)   2.26%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .40%      (.43%)    (.71%)    (.34%)     (.49%)(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%        12%       15%       31%         7%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       10.13%      9.76%    19.27%     1.46%     (2.53%)(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
14p - RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006       2005      2004      2003       2002(b)
Net asset value, beginning of period                               $   6.68    $  6.15   $  5.12   $  5.01     $ 5.13
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .10        .03        --       .02         --
Net gains (losses) (both realized and unrealized)                       .64        .63      1.04       .10       (.12)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .74        .66      1.04       .12       (.12)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)      (.01)       --      (.01)        --
Distributions from realized gains                                      (.09)      (.12)     (.01)       --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.10)      (.13)     (.01)     (.01)        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.32    $  6.68   $  6.15   $  5.12     $ 5.01
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $     --    $    --   $    --   $    --     $   --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.12%      1.15%     1.22%     1.25%(d)   1.17%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.63%       .51%      .21%      .63%       .22%(e)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 7%        12%       15%       31%         7%
-----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       11.26%     10.81%    20.36%     2.35%     (2.34%)(g)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 PROSPECTUS - 15p
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


--------------------------------------------------------------------------------
S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


--------------------------------------------------------------------------------
S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


--------------------------------------------------------------------------------
S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


--------------------------------------------------------------------------------
S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


--------------------------------------------------------------------------------
S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


--------------------------------------------------------------------------------
S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


--------------------------------------------------------------------------------
S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


--------------------------------------------------------------------------------
S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


--------------------------------------------------------------------------------
S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


--------------------------------------------------------------------------------
S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


--------------------------------------------------------------------------------
S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


--------------------------------------------------------------------------------
S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


--------------------------------------------------------------------------------
S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


--------------------------------------------------------------------------------
S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


--------------------------------------------------------------------------------
S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act #811-10321


TICKER SYMBOL

Class A: AXVAX    Class B: AXVBX
Class C: ACSVX    Class I: --
Class Y: --

RIVERSOURCE [LOGO](SM)
      INVESTMENTS
                                                              S-6240-99 H (7/06)

                     RIVERSOURCE(SM) SELECT VALUE FUND


                 SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS


This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

 AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DEC. 31, 2005)
                                                                                      SINCE
                                                                        1 YEAR      INCEPTION
 Class I

   Return before taxes                                                  +2.36%      +6.00%(a)

 Russell 3000(R) Value Index
 (reflects no deduction for fees, expenses or taxes)                    +6.85%     +10.50%(b)

 Lipper Multi-Cap Value Funds Index                                     +6.33%      +9.16%(b)

(a) Inception date is March 4, 2004.
(b) Measurement period started March 1, 2004.

Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.


FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                     CLASS I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                                   none
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                               none
-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                         CLASS I

 Management fees(a)                                                                   0.72%

 Distribution (12b-1) fees                                                            0.00%

 Other expenses(b)                                                                    0.11%

 Total(c)                                                                             0.83%

(a) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Multi-Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 0.92% for Class I.

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                                1 YEAR     3 YEARS    5 YEARS    10 YEARS

 Class I                                          $85        $265       $461      $1,029


BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations, and defined benefit plans with a minimum investment of $5 million.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


CLASS I

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                                                2006       2005        2004(b)
Net asset value, beginning of period                                       $6.70      $6.16       $6.34
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                 .12        .04         .02

Net gains (losses) (both realized and unrealized)                            .65        .63        (.20)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .77        .67        (.18)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                        (.02)      (.01)         --

Distributions from realized gains                                           (.09)      (.12)         --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.11)      (.13)         --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $7.36      $6.70       $6.16
--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $13        $14          $6
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                             .83%       .86%        .94%(d)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           1.56%       .80%        .83%(d)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      7%        12%         15%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                                            11.62%     11.02%      (2.84%)(f)
--------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.


                                                          S-6240-79 H (7/06)

       Prospectus

                                                         RIVERSOURCE [LOGO] (SM)
                                                                INVESTMENTS

       RIVERSOURCE (SM)
       SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------


      PROSPECTUS JULY 28, 2006


   > RIVERSOURCE SMALL CAP EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


      You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


-----------------------------------------------------
NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
-----------------------------------------------------

                                TABLE OF CONTENTS


THE FUND .......................................................................3P

Objective ......................................................................3p

Principal Investment Strategies ................................................3p

Principal Risks ................................................................5p

Past Performance ...............................................................6p

Fees and Expenses ..............................................................9p

Other Investment Strategies and Risks .........................................10p

Fund Management and Compensation ..............................................12p


FINANCIAL HIGHLIGHTS ..........................................................15P

BUYING AND SELLING SHARES .....................................................S.1

     Buying Shares ............................................................S.1

         Investment Options -- Classes of Shares ..............................S.1

         Sales Charges ........................................................S.3

         Opening an Account ...................................................S.8

     Buying Shares ............................................................S.8

     Exchanging or Selling Shares .............................................S.9

         Exchanges ............................................................S.9

         Selling Shares ......................................................S.10

VALUING FUND SHARES ..........................................................S.11

DISTRIBUTIONS AND TAXES ......................................................S.12

Dividends and Capital Gain Distributions .....................................S.12

Reinvestments ................................................................S.12

Taxes ........................................................................S.12


GENERAL INFORMATION ..........................................................S.13





--------------------------------------------------------------------------------
2p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

THE FUND

OBJECTIVE


RiverSource Small Cap Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. At May 31, 2006, the range of the Russell 2000 Index was between $24 million and $5.6 billion and the range of the S&P SmallCap 600 Index was between $46 million and $3.7 billion. As a core fund, the Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

AMERICAN CENTURY

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 3p
--------------------------------------------------------------------------------

LORD ABBETT

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

o Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

o Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000(R) Index.

WELLINGTON MANAGEMENT

Wellington Management emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington Management in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

Companies whose stocks Wellington Management purchases for the Fund generally share several common characteristics:

o Financial strength as measured by balance sheet, income statement and cash flow analysis.

o Key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders.

o A high level of focus on core businesses and the ability to be flexible and quick to market with products and services.

o Favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population.

o     Significant potential appreciation over a three year time horizon.


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4p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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Wellington Management will generally sell a company from the Fund when:

o Target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited.

o     Company fundamentals are no longer attractive.

o Superior purchase candidates are identified, or if through price appreciation, the market capitalization of a stock exceeds certain levels.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


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RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 5p
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PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o     no sales charge for Class Y shares; and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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6p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2003                                          +46.34%
2004                                          +18.48%
2005                                           +8.75%


During the periods shown in the bar chart, the highest return for a calendar quarter was +20.65% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -3.92% (quarter ended March 31, 2003).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was +3.82%.



--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 7p
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--------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

--------------------------------------------------------------------------------------------------
                                                                                          SINCE
                                                                           1 YEAR       INCEPTION
--------------------------------------------------------------------------------------------------
RiverSource Small Cap Equity:
--------------------------------------------------------------------------------------------------

   Class A
--------------------------------------------------------------------------------------------------
     Return before taxes                                                    +2.49%      +7.36(a)
--------------------------------------------------------------------------------------------------
     Return after taxes on distributions                                    +0.70%      +6.01(a)
--------------------------------------------------------------------------------------------------
     Return after taxes on distributions and sale of fund shares            +2.84%      +5.77%(a)
--------------------------------------------------------------------------------------------------
   Class B
--------------------------------------------------------------------------------------------------
     Return before taxes                                                    +2.97%      +7.57%(a)
--------------------------------------------------------------------------------------------------
   Class C
--------------------------------------------------------------------------------------------------
     Return before taxes                                                    +7.12%      +8.21%(a)
--------------------------------------------------------------------------------------------------
   Class Y
--------------------------------------------------------------------------------------------------
     Return before taxes                                                    +9.04%      +9.24%(a)
--------------------------------------------------------------------------------------------------
Russell 2000(R) Index (reflects no deduction for fees, expenses or taxes)   +4.55%     +11.26%(b)
--------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                                           +7.56%     +11.28%(b)

--------------------------------------------------------------------------------------------------

(a)   Inception date is March 8, 2002.

(b)   Measurement period started April 1, 2002.

The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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8p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------
                                                        CLASS A     CLASS B    CLASS C    CLASS Y

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                       5.75%(a)    none       none       none
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)    none          5%         1%     none

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:            CLASS A     CLASS B    CLASS C    CLASS Y
--------------------------------------------------------------------------------------------------

Management fees(b)                                        1.01%       1.01%      1.01%      1.01%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                 0.25%       1.00%      1.00%      0.00%
--------------------------------------------------------------------------------------------------
Other expenses(c)                                         0.50%       0.53%      0.53%      0.52%
--------------------------------------------------------------------------------------------------
Total                                                     1.76%       2.54%      2.54%      1.53%
--------------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                          0.32%       0.33%      0.33%      0.26%
--------------------------------------------------------------------------------------------------
Net expenses(d)                                           1.44%       2.21%      2.21%      1.27%

--------------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.04% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. See "Fund Management and Compensation" for more information.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A; 2.17% for Class B; 2.17% for Class C and 1.23% for Class Y.



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RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 9p
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--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Class A(a)                      $713        $1,068        $1,447      $2,509
--------------------------------------------------------------------------------
Class B                         $724(b)     $1,159(b)     $1,522(b)   $2,663(c)
--------------------------------------------------------------------------------
Class C                         $324(b)     $  759        $1,322      $2,855
--------------------------------------------------------------------------------
Class Y                         $129        $  458        $  811      $1,807

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Class A(a)                      $713        $1,068        $1,447      $2,509
--------------------------------------------------------------------------------
Class B                         $224        $  759        $1,322      $2,663(b)
--------------------------------------------------------------------------------
Class C                         $224        $  759        $1,322      $2,855
--------------------------------------------------------------------------------
Class Y                         $129        $  458        $  811      $1,807

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



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10p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 11p
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FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 1.01% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of the Fund's assets to be managed by each Subadviser and may change these proportions at any time.


The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.


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12p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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AMERICAN CENTURY

American Century, which has served as subadviser to the Fund since December 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:


o William Martin, Senior Vice President and Senior Portfolio Manager. Mr. Martin joined American Century in 1989 and became a portfolio manager in April 1991. He received a degree from the University of Illinois. He is a CFA charterholder.

o Wilhelmine von Turk, Vice President and Senior Portfolio Manager. Ms. von Turk joined American Century in 1995 as a senior research analyst and became a portfolio manager in February 2000. She received a BA from Wellesley College and a Ph.D from the University of California-Berkeley. She is a CFA charterholder.


o Thomas P. Vaiana, Portfolio Manger. Mr. Vaiana joined American Century in February 1997 and became a portfolio manager in August 2000. He received a BA in business finance from California State University.


o Brian Ertley, Portfolio Manager and Senior Quantitative Analyst. Mr. Ertley joined American Century in 1998 and became a portfolio manager in February 2006. He has a bachelor's degree in biochemistry from the University of California at San Diego. He is a CFA charterholder.


LORD ABBETT

Lord Abbett, which has served as subadviser to the Fund since December 2003, is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The portfolio manager who leads the team responsible for the day-to-day management of the portion of the Fund allocated to Lord Abbett is:

o Michael T. Smith, Partner of Lord Abbett. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. He received a BA from California State University at Fullerton and an MBA from New York University.


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RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 13p
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WELLINGTON MANAGEMENT

Wellington Management, which has served as subadviser to the Fund since March 2002, is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Wellington Management are:


o Kenneth L. Abrams, Senior Vice President and Equity Portfolio Manager of Wellington Management. Mr. Abrams has served as portfolio manager of the Fund since 2002. Mr. Abrams joined Wellington Management in 1986 as an investment professional. He received a BA and an MBA from Stanford University.

o Daniel J. Fitzpatrick, CFA, Vice President and Equity Research Analyst of Wellington Management. Mr. Fitzpatrick has been involved in portfolio investment and securities analysis for the portion of the Fund managed by Wellington Management since 2002. Mr. Fitzpatrick joined the firm in 1998 as an investment professional. He received a BS from Boston College.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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14p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006       2005       2004      2003      2002(b)
Net asset value, beginning of period                               $ 5.81    $ 5.63      $ 4.40    $ 4.84    $ 5.19
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.04)     (.04)       (.03)     (.02)     (.01)
Net gains (losses) (both realized and unrealized)                     .98       .86        1.32      (.42)     (.34)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .94       .82        1.29      (.44)     (.35)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)     (.64)       (.06)       --        --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.01    $ 5.81      $ 5.63    $ 4.40    $ 4.84
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  302    $  123      $   92    $   45    $   15
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.51%     1.55%       1.54%     1.55%     1.58%(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.74%)    (.84%)      (.80%)    (.79%)   (1.07%)(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%       88%        139%       94%       34%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.60%    14.62%      29.45%    (9.09%)   (6.74%)(g)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.76%, 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 15p
--------------------------------------------------------------------------------


CLASS B
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                         2006       2005       2004     2003       2002(b)
Net asset value, beginning of period                               $ 5.66    $ 5.54      $ 4.36    $ 4.84    $ 5.19
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)     (.08)       (.07)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                     .96       .84        1.31      (.44)     (.34)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87       .76        1.24      (.48)     (.35)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)     (.64)       (.06)       --        --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.79    $ 5.66      $ 5.54    $ 4.36    $ 4.84
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   60    $   46      $   41    $   21    $    7
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.29%     2.31%       2.31%     2.31%     2.36%(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.53%)   (1.60%)     (1.56%)   (1.55%)   (1.85%)(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%       88%        139%       94%       34%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     15.76%    13.73%      28.57%    (9.92%)   (6.74%)(g)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.54%, 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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16p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
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CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                         2006       2005       2004      2003      2002(b)
Net asset value, beginning of period                               $ 5.65    $ 5.53      $ 4.35    $ 4.83    $ 5.19
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)     (.09)       (.07)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                     .96       .85        1.31      (.44)     (.35)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87       .76        1.24      (.48)     (.36)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)     (.64)       (.06)       --        --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.78    $ 5.65      $ 5.53    $ 4.35    $ 4.83
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    4    $    4      $    4    $    2    $    1
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.29%     2.31%       2.30%     2.31%     2.36%(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.53%)   (1.60%)     (1.55%)   (1.54%)   (1.85%)(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%       88%        139%       94%       34%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     15.78%    13.74%      28.64%    (9.94%)   (6.94%)(g)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.54%, 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS - 17p
--------------------------------------------------------------------------------


CLASS Y
------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005        2004     2003       2002(b)
Net asset value, beginning of period                               $ 5.85    $ 5.65      $ 4.41    $ 4.84    $ 5.19
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.04)       (.03)     (.02)     (.01)
Net gains (losses) (both realized and unrealized)                     .99       .88        1.33      (.41)     (.34)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .96       .84        1.30      (.43)     (.35)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)     (.64)       (.06)       --        --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.07    $ 5.85      $ 5.65    $ 4.41    $ 4.84
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    4    $   --      $   --    $   --    $   --
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.30%     1.37%       1.37%     1.34%     1.36%(e)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.50%)    (.67%)      (.57%)    (.58%)    (.85%)(e)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%       88%        139%       94%       34%
------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.84%    14.92%      29.61%    (8.88%)   (6.74%)(g)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.53%, 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
18p - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


--------------------------------------------------------------------------------
S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


--------------------------------------------------------------------------------
S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


--------------------------------------------------------------------------------
S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


--------------------------------------------------------------------------------
S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


--------------------------------------------------------------------------------
S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


--------------------------------------------------------------------------------
S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


--------------------------------------------------------------------------------
S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


--------------------------------------------------------------------------------
S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


--------------------------------------------------------------------------------
S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


--------------------------------------------------------------------------------
S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


--------------------------------------------------------------------------------
S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


--------------------------------------------------------------------------------
S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


--------------------------------------------------------------------------------
S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


--------------------------------------------------------------------------------
S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


--------------------------------------------------------------------------------
S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-10321

TICKER SYMBOL

Class A: AXSAX    Class B: AXSBX
Class C: --       Class I: --
Class Y: --

RIVERSOURCE [LOGO] (SM)
      INVESTMENTS


                                                              S-6237-99 J (7/06)

                     RIVERSOURCE (SM) SMALL CAP EQUITY FUND


                   SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS


This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)
--------------------------------------------------------------------------------------------
                                                                                   SINCE
                                                                    1 YEAR       INCEPTION
--------------------------------------------------------------------------------------------
Class I
  Return before taxes                                                +9.01%       +10.57%(a)
--------------------------------------------------------------------------------------------
Russell 2000(R) Index
(reflects no deduction for fees, expenses or taxes)                  +4.55%        +9.20%(b)
--------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                                    +7.56%       +11.10%(b)
--------------------------------------------------------------------------------------------

(a)   Inception date is March 4, 2004.

(b)   Measurement period started March 1, 2004.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

--------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------------------
                                                                                CLASS I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                              none
--------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                          none
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                    CLASS I
--------------------------------------------------------------------------------------------

Management fees(a)                                                               1.01%

--------------------------------------------------------------------------------------------
Distribution (12b-1) fees                                                        0.00%
--------------------------------------------------------------------------------------------

Other expenses(b)                                                                0.28%
--------------------------------------------------------------------------------------------
Total                                                                            1.29%
--------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                                                 0.20%
--------------------------------------------------------------------------------------------
Net expenses(c)                                                                  1.09%
--------------------------------------------------------------------------------------------

(a) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.04% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. See "Fund Management and Compensation" for more information.


(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.


(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.05% for Class I.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------

Class I                                          $111      $390       $689       $1,544

-----------------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


CLASS I
------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                         2006        2005        2004(b)
Net asset value, beginning of period                               $ 5.86      $ 5.66      $ 5.99
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)       (.03)       (.02)
Net gains (losses) (both realized and unrealized)                    1.00         .87        (.31)
------------------------------------------------------------------------------------------------------
Total from investment operations                                      .97         .84        (.33)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)       (.64)         --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.09      $ 5.86      $ 5.66
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   14      $    7      $    4
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.24%       1.30%       1.06%(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.47%)      (.59%)       .18%(e)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%         88%        139%
------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.98%      14.89%      (5.51%)(g)
------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.29%, 1.32% and 1.66% for the periods ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


                                                              S-6237-79 J (7/06)

Prospectus

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

PROSPECTUS JULY 28, 2006

> RIVERSOURCE SMALL CAP VALUE FUND
  SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

-----------------------------------------------------
NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
-----------------------------------------------------

TABLE OF CONTENTS

THE FUND .................................................................   3P

Objective ................................................................   3p

Principal Investment Strategies ..........................................   3p

Principal Risks ..........................................................   5p

Past Performance .........................................................   6p

Fees and Expenses ........................................................   9p

Other Investment Strategies and Risks ....................................   10p

Fund Management and Compensation .........................................   12p


FINANCIAL HIGHLIGHTS .....................................................   16P


BUYING AND SELLING SHARES ................................................   S.1

     Buying Shares .......................................................   S.1

         Investment Options -- Classes of Shares .........................   S.1

         Sales Charges ...................................................   S.3

         Opening an Account ..............................................   S.8

     Buying Shares .......................................................   S.8

     Exchanging or Selling Shares ........................................   S.9

         Exchanges .......................................................   S.9

         Selling Shares ..................................................  S.10

VALUING FUND SHARES ......................................................  S.11

DISTRIBUTIONS AND TAXES ..................................................  S.12

               Dividends and Capital Gain Distributions ..................  S.12

Reinvestments ............................................................  S.12

Taxes ....................................................................  S.12

GENERAL INFORMATION ......................................................  S.13


--------------------------------------------------------------------------------
2  ---  RIVERSOURCE SMALL CAP VALUE FUND  ---  2006 PROSPECTUS
--------------------------------------------------------------------------------

THE FUND

OBJECTIVE

RiverSource Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. At May 31, 2006, the range of the Russell 2000 Value Index was between $30 million and $5.466 billion. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Donald Smith & Co., Inc. (Donald Smith), Franklin Portfolio Associates LLC (Franklin Portfolio Associates), Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) and Metropolitan West Capital Management, LLC (Metropolitan West) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index if the stock is attractive.

DONALD SMITH

Donald Smith employs a strict bottom-up approach, investing in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research, generally investing in companies with market capitalization over $100 million but less than $1.5 billion.

Donald Smith will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND  ---  2006 PROSPECTUS  ---  3p
--------------------------------------------------------------------------------

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates' investment process is predicated on the belief that it can consistently differentiate between undervalued and overvalued securities. As a result, Franklin Portfolio Associates emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin Portfolio Associates uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success.

In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin Portfolio Associates applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin Portfolio Associates will rank a universe of over 3,500 stocks from most attractive down to least attractive and group them into deciles. Decile #1 are stocks Franklin Portfolio Associates believes are the most undervalued in the marketplace and most likely to appreciate at a higher rate.

Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

BARROW, HANLEY

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow, Hanley screens the universe of roughly 1,400 companies with market capitalization between $500 million and $3 billion that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.


--------------------------------------------------------------------------------
4p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

METROPOLITAN WEST

Metropolitan West analyzes high-quality businesses with objective, fundamental research and a global perspective. They invest in small capitalization companies they believe are selling below fair value and possessing clear catalysts to help realize full value within a defined time frame, typically two to three years. Generally, Metropolitan West will invest in a security when:


      o It represents a high-quality growing business that sells at more than a 40% discount to its intrinsic value (a company's intrinsic value represents Metropolitan West's estimate of its value).


      o One or more positive catalysts for change exist that Metropolitan West believes will cause investors to revalue the company's stock and close the valuation gap within their typical investment horizon of two to three years.

Metropolitan West establishes a sell target when a security is purchased, based on the company's intrinsic value. As the fundamentals change over time, Metropolitan West re-evaluates the sell target. Metropolitan West does not employ automatic sell rules. However, Metropolitan West continuously re-evaluates their holdings, as well as their price target for each security. A sale review of a security occurs if:

      o     The price reaches its sell target.

      o     The price declines 25% from the peak.

      o The stock underperforms by 25% relative to the overall market and/or its industry.

A sale occurs if:

      o     The value potential is realized.

      o     Warning signs emerge of beginning fundamental deterioration.

      o     The valuation is no longer compelling relative to the alternatives.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 5p
--------------------------------------------------------------------------------

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

      o     the maximum sales charge for Class A shares;

      o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

      o     no sales charge for Class Y shares; and

      o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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6p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                           CLASS A SHARE PERFORMANCE
                           (based on calendar years)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

            -14.32%  +39.35%   +20.36%  +5.02%
              2002     2003     2004     2005


During the periods shown in the bar chart, the highest return for a calendar quarter was +19.95% (quarter ended June 30. 2003) and the lowest return for a calendar quarter was -22.65% (quarter ended Sept. 30, 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was +8.90%.



--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 7p
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)
--------------------------------------------------------------------------------

                                                           1 YEAR      SINCE INCEPTION
---------------------------------------------------------------------------------------
RiverSource Small Cap Value:
---------------------------------------------------------------------------------------
     Class A
---------------------------------------------------------------------------------------

         Return before taxes                               -1.01%        +10.47%(a)
---------------------------------------------------------------------------------------
         Return after taxes on distributions               -3.58%         +9.27%(a)
---------------------------------------------------------------------------------------
         Return after taxes on distributions
         and sale of fund shares                           +1.76%         +8.83%(a)

---------------------------------------------------------------------------------------
     Class B
---------------------------------------------------------------------------------------

         Return before taxes                               -0.06%        +10.98%(a)

---------------------------------------------------------------------------------------
     Class C
---------------------------------------------------------------------------------------

         Return before taxes                               +3.34%        +11.32%(a)
---------------------------------------------------------------------------------------
     Class Y
---------------------------------------------------------------------------------------
         Return before taxes                               +5.15%        +12.04%(a)
---------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction
for fees, expenses or taxes)                               +4.71%        +12.14%(b)
---------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Index                         +7.45%        +12.86%(b)

---------------------------------------------------------------------------------------

(a)   Inception date is June 18, 2001.

(b)   Measurement period started July 1, 2001.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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8p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                        CLASS A        CLASS B     CLASS C      CLASS Y
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                      5.75%(a)        none        none         none
---------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)   none             5%          1%         none
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:       CLASS A       CLASS B      CLASS C         CLASS Y
-------------------------------------------------------------------------------------------------------

Management fees(b)                                  0.85%         0.85%        0.85%           0.85%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                           0.25%         1.00%        1.00%           0.00%
-------------------------------------------------------------------------------------------------------
Other expenses(c)                                   0.39%         0.40%        0.40%           0.45%
-------------------------------------------------------------------------------------------------------
Total                                               1.49%         2.25%        2.25%           1.30%
-------------------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                    0.16%         0.15%        0.15%           0.14%
-------------------------------------------------------------------------------------------------------
Net expenses(d)                                     1.33%         2.10%        2.10%           1.16%

-------------------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.08% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Value Funds Index. See "Fund Management and Compensation" for more information.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.


(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class A; 2.18% for Class B; 2.18% for Class C and 1.24% for Class Y.


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RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 9p
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Class A(a)                            $703     $1,004      $1,328      $2,244
--------------------------------------------------------------------------------
Class B                               $713(b)  $1,089(b)   $1,392(b)   $2,386(c)
--------------------------------------------------------------------------------
Class C                               $313(b)  $  689      $1,192      $2,578
--------------------------------------------------------------------------------
Class Y                               $118     $  399      $  700      $1,561

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Class A(a)                           $703      $1,004     $1,328       $2,244
--------------------------------------------------------------------------------
Class B                              $213      $  689      $1,192      $2,386(b)
--------------------------------------------------------------------------------
Class C                              $213      $  689      $1,192      $2,578
--------------------------------------------------------------------------------
Class Y                              $118      $  399      $  700      $1,561

--------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.
--------------------------------------------------------------------------------
OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

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10p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

--------------------------------------------------------------------------------
                    RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 11p
--------------------------------------------------------------------------------

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.85% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Small-Cap Value Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.


RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of the Fund's assets to be managed by each Subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

DONALD SMITH


Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows



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12p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

o Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

o Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin Portfolio Associates, which has served as Subadviser to the Fund since March 2004, is located at One Boston Place, 29th Floor, Boston, Massachusetts. Franklin Portfolio Associates, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Franklin Portfolio Associates are:

o John S. Cone, CFA, Chief Executive Officer, President and Portfolio Manager. Mr. Cone received a BA in economics from Rice University and a MS from Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. Mr. Cone has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analyst Society, Chicago Quantitative Alliance, and the Q Group. Additionally, he is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University.

o Michael F. Dunn, CFA. Mr. Dunn received a BS in mathematics and linguistics from Yale University. Prior to joining Franklin Portfolio Associates, he was responsible for quantitative research and development at Wellington Management Company and previously managed domestic index and derivative portfolios internally for the IBM Retirement Fund.

o Oliver E. Buckley, Chief Investment Officer. Mr. Buckley received a BS degree in mathematical sciences and an MS in engineering-economic systems both from Stanford University. He received an MBA from the University of California at Berkeley. Prior to joining Franklin Portfolio Associates, Oliver was responsible for research in the Structured Products Group at INVESCO. He also previously served as a portfolio manager at Martingale Asset Management and spent five years at BARRA as the manager of Equity Consulting Services.

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                    RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 13p
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o Kristin J. Crawford. Ms. Crawford received a BA in computer science and mathematics from Smith College and an Executive MBA from Suffolk University. Before joining Franklin Portfolio Associates, Kristin was Project Leader for equity development at Standish, Ayer & Wood, and was previously a software developer at The Boston Company Asset Management.

o Langton (Tony) C. Garvin, CFA, Senior Vice President and Portfolio Manager. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. He joined Franklin Portfolio Associates in 2004. Prior to joining Franklin Portfolio Associates, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.


o Patrick M. Slattery, CFA, Vice President/Portfolio Manager. Mr. Slattery received his BA in biology, BS in economics, and MSE in computer science from the University of Pennsylvania. Prior to joining Franklin Portfolio Associates, he was a Senior Vice President at Independence Investment LLC where he was a portfolio manager and quantitative researcher. At Independence he gained extensive experience in the design, development, and maintenance of the technical infrastructure and software applications used to support quantitative research and portfolio management. Mr. Slattery also has software development and application expertise from his time with Edgewater Technology, Inc. and Bachman Information Systems, Inc. He is currently a member of the Boston Security Analysts Society.


BARROW, HANLEY

Barrow, Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow, Hanley are:

o James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 32 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

o John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 28 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.


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14p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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METROPOLITAN WEST


Metropolitan West, which has served as Subadviser to the Fund since April 2006, is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California. Effective June 1, 2006, Evergreen Investments acquired a majority interest in Metropolitan West. Metropolitan West, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Metropolitan West consists of:


Gary W. Lisenbee, President and Analyst/Portfolio Manager. Mr. Lisenbee, who co-founded Metropolitan West in 1997, is the lead strategist on the Small Cap Intrinsic Value strategy. He has 33 years of investment industry experience. Mr. Lisenbee earned a BA in Accounting and an MA in Economics at California State University, Fullerton.

Howard Gleicher, CFA, CEO and Chief Investment Officer and Analyst/Portfolio Manager. Mr. Gleicher co-founded Metropolitan West in 1997. He has 21 years of investment industry experience. Mr. Gleicher earned a BS and an MS in Electrical Engineering at Stanford University and an MBA at Harvard Business School.

David M. Graham, Senior Vice President and Analyst/Portfolio Manager. Mr. Graham joined Metropolitan West in 2000. He has 38 years of investment industry experience. Mr. Graham earned a BS in Economics at Occidental College and an MBA at Stanford University.

Jeffrey Peck, Director of Research and Analyst /Portfolio Manager. Mr. Peck joined Metropolitan West in 2004. Prior to joining Metropolitan West, he served as Equity Research Analyst at Janney Montgomery Scott and at Bear Stearns & Co., Inc. He has 11 years of investment industry experience. Mr. Peck earned a BS in Mechanical Engineering at the State University of New York at Buffalo and an MBA at New York University, Stern School of Business.

Jay Cunningham, CFA, Senior Vice President and Analyst/Portfolio Manager. Mr Cunningham joined Metropolitan West in 2005. Prior to joining Metropolitan West, he served as a Senior Analyst at Hibernia Southcoast Capital and AIM Investments. Earlier, he was a Sector Analyst/Portfolio Manager for the Retirement Systems of Alabama. He earned a BA in Communications at the University of Alabama and an MBA at Auburn University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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15p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003         2002(b)
Net asset value, beginning of period                                $6.62     $6.62     $5.04     $5.79        $4.89
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)     (.02)     (.03)     (.03)        (.01)
Net gains (losses) (both realized and unrealized)                    1.10       .85      1.61      (.69)         .91
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.09       .83      1.58      (.72)         .90
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                   (1.04)     (.83)       --      (.03)          --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.67     $6.62     $6.62     $5.04        $5.79
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $685      $747      $656      $434         $381
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.49%     1.51%     1.51%     1.60%(d)     1.59%(d),(e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.09%)    (.24%)    (.50%)    (.63%)       (.61%)(e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              77%       70%       97%       50%          12%
----------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.63%    12.30%    31.35%    (12.45%)     18.40%(g)
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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16p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
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CLASS B

---------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.45     $ 6.50     $ 4.97     $ 5.75        $ 4.89
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.06)      (.06)      (.07)      (.06)         (.03)
Net gains (losses) (both realized and unrealized)                     1.11        .84       1.60       (.69)          .89
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05        .78       1.53       (.75)          .86
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.46     $ 6.45     $ 6.50     $ 4.97        $ 5.75
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  296     $  348     $  349     $  255        $  227
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.25%      2.28%      2.27%      2.36%(d)      2.36%(d),(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.82%)     (.99%)    (1.25%)    (1.38%)       (1.39%)(e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.49%     11.72%     30.78%    (13.06%)       17.59%(g)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
                    RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 17p
--------------------------------------------------------------------------------

CLASS C

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.47     $ 6.52     $ 4.99     $ 5.76        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.05)      (.07)      (.07)      (.06)         (.03)
Net gains (losses) (both realized and unrealized)                     1.10        .85       1.60       (.68)          .90
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05        .78       1.53       (.74)          .87
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.48     $ 6.47     $ 6.52     $ 4.99        $ 5.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   19     $   21     $   21     $   16        $   11
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.25%      2.28%      2.27%      2.36%(d)      2.36%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.82%)     (.99%)    (1.25%)    (1.38%)       (1.41%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.46%     11.70%     30.66%    (12.86%)       17.79%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
18p --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS
--------------------------------------------------------------------------------

CLASS Y

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003         2002(b)
Net asset value, beginning of period                                $6.66     $6.65     $5.06     $5.79        $4.89
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01      (.01)     (.02)     (.02)        (.01)
Net gains (losses) (both realized and unrealized)                    1.08       .85      1.61      (.68)         .91
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.09       .84      1.59      (.70)         .90
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                   (1.04)     (.83)       --      (.03)          --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.71     $6.66     $6.65     $5.06        $5.79
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--       $--          $--
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.30%     1.34%     1.34%     1.40%(d)      1.42%(d),(e)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .09%     (.07%)    (.33%)    (.46%)       (.47%)(e)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              77%       70%       97%       50%          12%
-------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.52%    12.42%    31.42%    (12.10%)     18.40%(g)
-------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
                    RIVERSOURCE SMALL CAP VALUE FUND --- 2006 PROSPECTUS --- 19p
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


--------------------------------------------------------------------------------
S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


--------------------------------------------------------------------------------
S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


--------------------------------------------------------------------------------
S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


--------------------------------------------------------------------------------
S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


--------------------------------------------------------------------------------
S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


--------------------------------------------------------------------------------
S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


--------------------------------------------------------------------------------
S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


--------------------------------------------------------------------------------
S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


--------------------------------------------------------------------------------
S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


--------------------------------------------------------------------------------
S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


--------------------------------------------------------------------------------
S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


--------------------------------------------------------------------------------
S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


--------------------------------------------------------------------------------
S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


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S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

TICKER SYMBOL
Class A: ASVAX    Class B: ASVBX
Class C: APVCX    Class I: --
Class Y: --

RIVERSOURCE [LOGO](SM)
       INVESTMENTS                                            S-6239-99 J (7/06)

                   RIVERSOURCE(SM) SMALL CAP VALUE FUND


                 SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

                                                                                                       1 YEAR            SINCE
                                                                                                                       INCEPTION
Class I --


   Return before taxes                                                                                 +5.42%          +9.90%(a)

Russell 2000(R) Value Index (reflects no deduction for fees, expenses or taxes)                        +4.71%         +11.14%(b)

Lipper Small-Cap Value Funds Index                                                                     +7.45%         +12.11%(b)


(a) Inception date is March 4, 2004.

(b) Measurement period started March 1, 2004.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                                      CLASS I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                                   none
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)          none
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                                          CLASS I

Management fees(a)                                                                                                     0.85%

Distribution (12b-1) fees                                                                                              0.00%

Other expenses(b)                                                                                                      0.15%

Total                                                                                                                  1.00%

Fee waiver/expense reimbursement                                                                                       0.02%

Net expenses(c)                                                                                                        0.98%

(a) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.08% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.


(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.06% for Class I.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                     1 YEAR        3 YEARS          5 YEARS           10 YEARS

Class I               $100          $317             $551              $1,227


BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations, and defined benefit plans with a minimum investment of $5 million.

In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                                            2006     2005    2004(b)
Net asset value, beginning of period                                  $ 6.68    $6.65   $6.89
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                             .02       --    (.01)

Net gains (losses) (both realized and unrealized)                       1.09      .86    (.23)
------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.11      .86    (.24)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Distributions from realized gains                                      (1.04)    (.83)     --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.75    $6.68   $6.65
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $13       $9      $4
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.00%    1.02%   1.02%(d)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .38%     .25%   (.04%)(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 77%      70%     97%
------------------------------------------------------------------------------------------------------
Total return(e)                                                        17.76%   12.74%  (3.48%)(f)
------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.


                                                          S-6239-79 J (7/06)

Prospectus

                                                          RIVERSOURCE [LOGO](SM)
                                                                  INVESTMENTS

RIVERSOURCE(SM)
VALUE FUND

--------------------------------------------------------------------------------


    PROSPECTUS JULY 28, 2006

>   RIVERSOURCE VALUE FUND
    SEEKS TO PROVIDE SHAREHOLDERS WITH
    LONG-TERM CAPITAL GROWTH.
    INCOME IS A SECONDARY OBJECTIVE.


--------------------------------------------------------------------------------

    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


    -----------------------------------------------------
    NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
    -----------------------------------------------------

TABLE OF CONTENTS

THE FUND .................................................................    3P

Objective ................................................................    3p

Principal Investment Strategies ..........................................    3p

Principal Risks ..........................................................    3p

Past Performance .........................................................    4p

Fees and Expenses ........................................................    7p

Other Investment Strategies and Risks ....................................    8p

Fund Management and Compensation .........................................    9p

FINANCIAL HIGHLIGHTS .....................................................   11P

BUYING AND SELLING SHARES ................................................   S.1

   Buying Shares .........................................................   S.1

      Investment Options - Classes of Shares .............................   S.1

      Sales Charges ......................................................   S.3

      Opening an Account .................................................   S.8

   Buying Shares .........................................................   S.8

   Exchanging or Selling Shares ..........................................   S.9

      Exchanges ..........................................................   S.9

      Selling Shares .....................................................  S.10

VALUING FUND SHARES ......................................................  S.11

DISTRIBUTIONS AND TAXES ..................................................  S.12

Dividends and Capial Gain Distributions ..................................  S.12

Reinvestments ............................................................  S.12

Taxes ....................................................................  S.12

GENERAL INFORMATION ......................................................  S.13



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2p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
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THE FUND

OBJECTIVE


RiverSource Value Fund (the Fund) seeks to provide shareholders with long-term capital growth. Income is a secondary objective. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES


The Fund invests primarily in securities of large, well established U.S. and multinational companies. RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Lord, Abbett & Co. LLC (Lord Abbett) (the Subadviser), which provides day-to-day management for the Fund.


Lord Abbett employs an active investment strategy that seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation.

In selecting investments for the Fund, Lord Abbett:

o     Looks for stocks it believes represent the best bargains.

o Evaluates a company's operating environment, resources and strategic plans and assesses the company's prospects for exceeding earnings expectations.

o Determines how buying or selling securities changes the Fund's sensitivity to interest rates and economic conditions.

Lord Abbett generally sells a security when it thinks the security is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating financial characteristics or falls short of expectations.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


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RIVERSOURCE VALUE FUND - 2006 PROSPECTUS - 3p
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MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o     no sales charge for Class Y shares; and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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4p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
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The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

--------------------------------------------------------------------------------

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2002                        -18.96%
2003                        +31.04%
2004                        +11.94%
2005                        +2.72%


During the periods shown in the bar chart, the highest return for a calendar quarter was +18.06% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -19.58% (quarter ended Sept. 30, 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2006 was +5.10%.



--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 PROSPECTUS - 5p
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

---------------------------------------------------------------------------------------------------------
                                                                                 1 YEAR   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
RiverSource Value:
---------------------------------------------------------------------------------------------------------
   Class A
---------------------------------------------------------------------------------------------------------

      Return before taxes                                                         -3.19%     +2.60%(a)
---------------------------------------------------------------------------------------------------------
      Return after taxes on distributions                                         -4.84%     +2.16%(a)
---------------------------------------------------------------------------------------------------------
      Return after taxes on distributions and sale of fund shares                 -0.19%     +2.17%(a)

---------------------------------------------------------------------------------------------------------
   Class B
---------------------------------------------------------------------------------------------------------

      Return before taxes                                                         -2.54%     +2.81%(a)

---------------------------------------------------------------------------------------------------------
   Class C
---------------------------------------------------------------------------------------------------------

      Return before taxes                                                         +0.94%     +3.26%(a)

---------------------------------------------------------------------------------------------------------
   Class Y
---------------------------------------------------------------------------------------------------------

      Return before taxes                                                         +2.82%     +4.11%(a)
---------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (reflects no deduction for fees, expenses or taxes)   +7.05%     +6.18%(b)
---------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index                                                +6.26%     +3.37%(b)

---------------------------------------------------------------------------------------------------------

(a)   Inception date is June 18, 2001.

(b)   Measurement period started July 1, 2001.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


--------------------------------------------------------------------------------
6p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
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FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

-----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------
                                                   CLASS A       CLASS B       CLASS C       CLASS Y
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   5.75%(a)      none          none          none
-----------------------------------------------------------------------------------------------------

Maximum deferred sales charge (load) imposed on
sales (as a percentage of offering price at time
of purchase)                                          none             5%            1%         none

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:       CLASS A       CLASS B       CLASS C       CLASS Y
-----------------------------------------------------------------------------------------------------

Management fees(b)                                    0.67%         0.67%         0.67%         0.67%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                             0.25%         1.00%         1.00%         0.00%
-----------------------------------------------------------------------------------------------------
Other expenses(c)                                     0.34%         0.35%         0.35%         0.40%
-----------------------------------------------------------------------------------------------------
Total                                                 1.26%         2.02%         2.02%         1.07%
-----------------------------------------------------------------------------------------------------
Fee waiver/expense reimbursement                      0.09%         0.08%         0.08%         0.07%
-----------------------------------------------------------------------------------------------------
Net expenses(d)                                       1.17%         1.94%         1.94%         1.00%

-----------------------------------------------------------------------------------------------------

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.23% for Class A; 2.00% for Class B; 2.00% for Class C and 1.06% for Class Y.



--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 PROSPECTUS - 7p
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 YEAR       3 YEARS       5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------

Class A(a)                                        $    687      $    944       $ 1,220      $  2,007
-------------------------------------------------------------------------------------------------------
Class B                                           $    697(b)   $  1,026(b)    $ 1,282(b)   $  2,150(c)
-------------------------------------------------------------------------------------------------------
Class C                                           $    297(b)   $    626       $ 1,082      $  2,347
-------------------------------------------------------------------------------------------------------
Class Y                                           $    102      $    334       $   584      $  1,304

-------------------------------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                                    1 YEAR       3 YEARS       5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------

Class A(a)                                        $    687      $    944       $ 1,220      $  2,007
-------------------------------------------------------------------------------------------------------
Class B                                           $    197      $    626       $ 1,082      $  2,150(b)
-------------------------------------------------------------------------------------------------------
Class C                                           $    197      $    626       $ 1,082      $  2,347
-------------------------------------------------------------------------------------------------------
Class Y                                           $    102      $    334       $   584      $  1,304

-------------------------------------------------------------------------------------------------------

(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of


--------------------------------------------------------------------------------
8p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------
investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 PROSPECTUS - 9p
--------------------------------------------------------------------------------

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.67% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Large-Cap Value Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.


The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

LORD ABBETT


Lord Abbett, which has served as subadviser to the Fund since August 2001, is located at 90 Hudson Street, Jersey City, New Jersey, subject to the supervision of RiverSource Investments, provides day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Fund. The members of the team include:


o Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management. Mr. Salzmann joined Lord Abbett from Mutual of America in 1997.


o Sholom Dinsky, Partner and Large Cap Value Portfolio Manager. Mr. Dinsky joined Lord Abbett in 2000 from Prudential Investments.


o Kenneth G. Fuller, Investment Manager - Large Cap Value. Mr. Fuller joined Lord Abbett in 2002 from Pioneer Investment Management, Inc. where he served as Portfolio Manager and Senior Vice President from 1991 to 2002.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.



--------------------------------------------------------------------------------
10p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.36       $ 5.00      $ 4.19      $ 4.56       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .04          .02         .01         .01          .01
Net gains (losses) (both realized and unrealized)                     .60          .36         .81        (.38)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .64          .38         .82        (.37)        (.24)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.04)        (.02)       (.01)         --           --
Tax return of capital                                                (.56)          --          --          --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.60)        (.02)       (.01)         --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.40       $ 5.36      $ 5.00      $ 4.19       $ 4.56
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  222       $  267      $  248      $  185       $  152
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net asset(c)                      1.26%        1.29%       1.37%(d)    1.34%(d)     1.34%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .85%         .72%        .37%        .51%         .30%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.41%        7.66%      19.56%      (8.09%)      (5.09%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 PROSPECTUS - 11p
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.25       $ 4.91      $ 4.14      $ 4.54       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         (.02)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .56          .36         .78        (.39)        (.26)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .57          .34         .77        (.40)        (.27)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.26       $ 5.25      $ 4.91      $ 4.14       $ 4.54
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  106       $  146      $  154      $  121       $  102
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%        2.06%       2.13%(d)    2.11%(d)     2.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .08%        (.06%)      (.40%)      (.27%)       (.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.46%        6.92%      18.60%      (8.81%)      (5.61%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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12p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
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CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004       2003       2002(b)
Net asset value, beginning of period                               $ 5.26       $ 4.92      $ 4.15      $ 4.55       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         (.02)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .56          .36         .78        (.39)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .57          .34         .77        (.40)        (.26)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.27       $ 5.26      $ 4.92      $ 4.15       $ 4.55
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    7       $    9      $    9      $    7       $    7
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%        2.05%       2.13%(d)    2.11%(d)     2.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .12%        (.05%)      (.39%)      (.26%)       (.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.44%        6.91%      18.55%      (8.79%)      (5.39%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 PROSPECTUS - 13p
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.38       $ 5.02      $ 4.21      $ 4.57       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .05          .03         .02         .02          .01
Net gains (losses) (both realized and unrealized)                     .59          .36         .80        (.38)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .64          .39         .82        (.36)        (.24)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.04)        (.03)       (.01)         --           --
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.60)        (.03)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.42       $ 5.38      $ 5.02      $ 4.21       $ 4.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   --       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.07%        1.12%       1.19%(d)    1.16%(d)     1.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.04%         .90%        .59%        .67%         .56%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.48%        7.79%      19.59%      (7.84%)      (4.89%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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14p - RIVERSOURCE VALUE FUND - 2006 PROSPECTUS
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BUYING AND SELLING SHARES

The RiverSource funds are available through certain 401(k) or other qualified and nonqualified plans, banks, broker-dealers or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES: INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS A          CLASS B          CLASS C(a)      CLASS Y(b)
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to     Available to     Available to    Limited to qualifying
                                             all investors.   all investors.   all investors.  institutional investors.
---------------------------------------------------------------------------------------------------------------------------
                                             Yes. Payable at  No. Entire       No. Entire      No. Entire purchase price
                                             time of          purchase price   purchase price  is invested in shares of
                                             purchase. Lower  is invested in   is invested in  the fund.
                                             sales charge     shares of the    shares of the
                                             for larger       fund.            fund.
INITIAL SALES CHARGE                         investments.
---------------------------------------------------------------------------------------------------------------------------
                                             No.              Maximum 5% CDSC  1% CDSC may     No.
                                                              during the       apply if you
                                                              first year       sell shares
                                                              decreasing to    within one
                                                              0% after six     year after
CONTINGENT DEFERRED SALES CHARGE (CDSC)                       years.           purchase.
---------------------------------------------------------------------------------------------------------------------------
12b-1 FEE OR SHAREHOLDER SERVICE FEE(c)      Yes.  0.25%      Yes.  1.00%      Yes.  1.00%     Yes.  0.10%
---------------------------------------------------------------------------------------------------------------------------
CONVERSIONS TO CLASS A                       N/A              Yes.(d)          No.             No.
---------------------------------------------------------------------------------------------------------------------------

(a) RiverSource Small Company Index Fund does not offer Class C shares.
(b) Please see the statement of additional information (SAI) for information on eligibility requirements to purchase Class Y shares.
(c) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. For Class Y shares, each fund has adopted a separate shareholder servicing plan not adopted under Rule 12b-1 to pay for servicing-related expenses related to those shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.


--------------------------------------------------------------------------------
S-6400-4   S.1

The distribution and shareholder servicing fees for Class A, Class B and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used by the distributor to pay for certain service related expenses. These expenses are incurred helping shareholders thoughtfully consider their investment goals and objectively monitor how well the goals are being achieved. The distributor may pay these fees to financial institutions for providing such services.

Your fund also may offer Class I shares exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

IF YOUR FUND OFFERS CLASS A, CLASS B AND CLASS C SHARES: If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.


--------------------------------------------------------------------------------
S.2

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

For more information, see the SAI.

BUYING SHARES: SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value
(NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                              AS A % OF                AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE         PURCHASE PRICE**      NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                    5.75%                   6.10%                  5.00%
$50,000 - $99,999                4.75                    4.99                   4.00
$100,000 - $249,999              3.50                    3.63                   3.00
$250,000 - $499,999              2.50                    2.56                   2.15
$500,000 - $999,999              2.00                    2.04                   1.75
$1,000,000 or more               0.00                    0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 ** Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution. For a sale with a total market value of $1,000,000 to $3,000,000, the distributor may pay a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and
$10,000,000 or more, a sales commission up to 0.25%.


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S.3

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.


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S.4

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class Y shares in a fund to Class A shares in the same fund.


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S.5

o  purchases made:

   o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

   o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

You also may view this information about sales charges and breakpoints free of charge on the RiverSource funds website. Go to www.riversource.com/roa.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:             THE CDSC PERCENTAGE RATE IS:*
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh or eighth year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


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S.6

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o in the event of the shareholder's death;

o held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


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S.7

BUYING SHARES: OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

BUYING SHARES

You can establish an account by having your financial institution process your purchase. The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

MINIMUM INVESTMENT AND ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND ACCOUNTS    RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            EXCEPT THOSE LISTED TO THE    SMALL CAP VALUE FUND
                            RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $2,000                        $5,000                    $1,000
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $100
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*            $300                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS
-------------------------------------------------------------------------------------------------------------
                            FOR ALL FUNDS AND             RIVERSOURCE DISCIPLINED   TAX QUALIFIED ACCOUNTS
                            ACCOUNTS EXCEPT THOSE         SMALL CAP VALUE FUND
                            LISTED TO THE RIGHT
-------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT          $100                          $5,000                    $100
-------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS      $100                          $100                      $50
-------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**           None                          $2,500                    None
-------------------------------------------------------------------------------------------------------------

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an Employer-Sponsored Retirement Plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.8

EXCHANGING OR SELLING SHARES

You can sell or exchange shares by having your financial institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different exchange policies and sale procedures.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY AS
FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.


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S.9

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or redemption.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the redemption proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the redemption proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


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S.10

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


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S.11

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.


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S.12

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

o RIVERSOURCE REAL ESTATE FUND. REITs often do not provide complete tax information until after the calendar year-end. Consequently, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.13

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc. (expected to be operational mid-2006) 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees for Class A, Class B and Class C shares. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." Separately, for Class Y shares, the fund pays fees under a non-12b-1 shareholder servicing agreement for certain shareholder services. A portion of these fees (or the full fee) may be paid to the financial institutions that provide the services. Fees paid by a fund for these services are set forth under "Other Expenses" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.14

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund under distribution or shareholder servicing plans, or paid by the fund under its transfer agency and administrative services agreements for shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


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S.15

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED FUNDS OF FUNDS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds). A fund may experience relatively large purchases or redemptions from the Funds of Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the Funds of Funds. In addition, because the Funds of Funds may own a substantial portion of a fund, a redemption by the Funds of Funds could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
S.16

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321


TICKER SYMBOL

Class A: AVLAX  Class B: AVFBX

Class C: AVUCX  Class I: AUEIX

Class Y: --

RIVERSOURCE [LOGO](SM)
       INVESTMENTS

                                                              S-6238-99 J (7/06)

                         RIVERSOURCE(SM) VALUE FUND


                 SUPPLEMENT TO THE JULY 28, 2006 PROSPECTUS


This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus. The table is supplemented as follows:

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)

                                                                                      SINCE
                                                                    1 YEAR          INCEPTION
 Class I
   Return before taxes                                              +3.13%          +5.91%(a)

 Russell 1000(R) Index
 (reflects no deduction for fees, expenses or taxes)                +7.05%         +10.45%(b)

 Lipper Large-Cap Value Funds Index                                 +6.26%          +7.82%(b)

(a) Inception date is March 4, 2004.
(b) Measurement period started March 1, 2004.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                                       CLASS I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                                     none
----------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)            none
----------------------------------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                                            CLASS I

 Management fees(a)                                                                                                      0.67%

 Distribution (12b-1) fees                                                                                               0.00%

 Other expenses(b)                                                                                                       0.13%

 Total(c)                                                                                                                0.80%

(a) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.06% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Value Funds Index. See "Fund Management and Compensation" for more information.

(b) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 0.88% for Class I.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                            1 YEAR            3 YEARS               5 YEARS         10 YEARS
 Class I                      $82              $256                  $445             $994

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by RiverSource Distributors, Inc. (expected to be operational mid-2006) and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.

o Endowments, foundations, and defined benefit plans with a minimum investment of $5 million.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor or an authorized financial institution. You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


CLASS I

 PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended May 31,                                                2006       2005        2004(b)
Net asset value, beginning of period                                       $5.40      $5.02       $5.21
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                 .07        .04         .03

Net gains (losses) (both realized and unrealized)                            .59        .38        (.22)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .66        .42        (.19)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income                                        (.06)      (.04)         --

Distributions from realized gains                                           (.56)        --          --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.62)      (.04)         --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.44      $5.40       $5.02
---------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $87        $48          $8
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                             .80%       .85%        .93%(d),(e)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           1.34%      1.24%       1.12%(e)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     46%        40%         34%
---------------------------------------------------------------------------------------------------------------
Total return(f)                                                            12.81%      8.36%      (3.65%)(g)
---------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

                                                          S-6238-79 J (7/06)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 28, 2006


RIVERSOURCE(SM) BOND SERIES, INC.
    RiverSource Core Bond Fund
    RiverSource Floating Rate Fund
    RiverSource Income Opportunities Fund
    RiverSource Inflation Protected Securities Fund
    RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
    RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
    RiverSource Disciplined Small and Mid Cap Equity Fund
    RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
    RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
    RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.

    RiverSource Absolute Return Currency and Income Fund

    RiverSource Emerging Markets Bond Fund
    RiverSource Emerging Markets Fund
    RiverSource Global Bond Fund
    RiverSource Global Equity Fund
    RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
    RiverSource Short Duration U.S. Government Fund
    RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
    RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
    RiverSource Income Builder Basic Income Fund
    RiverSource Income Builder Enhanced Income Fund
    RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
    RiverSource International Aggressive Fund Growth Fund
    RiverSource International Equity Fund
    RiverSource International Select Value Fund
    RiverSource International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
    RiverSource Disciplined International Equity Fund
    RiverSource European Equity Fund
    RiverSource International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
    RiverSource Balanced Fund
    RiverSource Diversified Equity Income Fund
    RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
    RiverSource Disciplined Equity Fund
    RiverSource Growth Fund
    RiverSource Large Cap Equity Fund
    RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
    RiverSource Aggressive Growth Fund
    RiverSource Fundamental Growth Fund
    RiverSource Fundamental Value Fund
    RiverSource Select Value Fund
    RiverSource Small Cap Equity Fund
    RiverSource Small Cap Value Fund
    RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
    RiverSource Portfolio Builder Aggressive Fund
    RiverSource Portfolio Builder Conservative Fund
    RiverSource Portfolio Builder Moderate Aggressive Fund
    RiverSource Portfolio Builder Moderate Conservative Fund
    RiverSource Portfolio Builder Moderate Fund
    RiverSource Portfolio Builder Total Equity Fund
    RiverSource S&P 500 Index Fund
    RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
    RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
    RiverSource Retirement PlusSM 2010 Fund
    RiverSource Retirement Plus 2015 Fund
    RiverSource Retirement Plus 2020 Fund
    RiverSource Retirement Plus 2025 Fund
    RiverSource Retirement Plus 2030 Fund
    RiverSource Retirement Plus 2035 Fund
    RiverSource Retirement Plus 2040 Fund
    RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
    RiverSource Dividend Opportunity Fund
    RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
    RiverSource Precious Metals Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
    RiverSource Massachusetts Tax-Exempt Fund
    RiverSource Michigan Tax-Exempt Fund
    RiverSource Minnesota Tax-Exempt Fund
    RiverSource New York Tax-Exempt Fund
    RiverSource Ohio Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
    RiverSource Strategic Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
    RiverSource Equity Value Fund
    RiverSource Small Cap Advantage Fund
    RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
    RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
    RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
    RiverSource Intermediate Tax-Exempt Fund
    RiverSource Tax-Exempt Bond Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit www.riversource.com/funds.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies...........................................p. 6
Investment Strategies and Types of Investments .............................................p. 16
Information Regarding Risks and Investment Strategies ......................................p. 18
Securities Transactions ....................................................................p. 44
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager ...............p. 57
Valuing Fund Shares ........................................................................p. 61
Portfolio Holdings Disclosure ..............................................................p. 69
Proxy Voting ...............................................................................p. 71
Investing in a Fund ........................................................................p. 72
Selling Shares .............................................................................p. 76
Pay-out Plans ..............................................................................p. 77
Capital Loss Carryover......................................................................p. 78
Taxes ......................................................................................p. 82
Agreements..................................................................................p. 86
Organizational Information ................................................................p. 157
Board Members and Officers ................................................................p. 161
Control Persons and Principal Holders of Securities........................................p. 172
Independent Registered Public Accounting Firm..............................................p. 183
Appendix A: Description of Ratings.........................................................p. 184
Appendix B: State Risk Factors.............................................................p. 190
Appendix C: Additional Information about the S&P 500 Index.................................p. 191


Statement of Additional Information - July 28, 2006                       Page 2

LIST OF TABLES


1.     Fund Fiscal Year Ends, Prospectus Date and Investment Categories..............4
2.     Fundamental Policies..........................................................6
3.     Nonfundamental Policies......................................................10
4.     Investment Strategies and Types of Investments...............................16
5.     Total Brokerage Commissions..................................................46
6.     Brokerage Directed for Research and Turnover Rates...........................48
7.     Securities of Regular Brokers or Dealers.....................................51
8.     Brokerage Commissions Paid to Investment Manager or Affiliates...............58
9.     Valuing Fund Shares..........................................................61
10.    Class A Sales Charge.........................................................72
11.    Public Offering Price........................................................73
12.    Capital Loss Carryover.......................................................78
13.    Corporate Deduction and Qualified Dividend Income............................83
14.    Investment Management Services Agreement Fee Schedule........................86
15.    Lipper Indexes...............................................................94
16.    Performance Incentive Adjustment Calculation.................................95
17.    Management Fees and Nonadvisory Expenses.....................................96

18.    Subadvisers and Subadvisory Agreement Fee Schedules.........................102
19.    Subadvisory Fees............................................................105
20.    Portfolio Managers..........................................................107
21.    Administrative Services Agreement Fee Schedule..............................146
22.    Administrative Fees.........................................................148
23.    Sales Charges Paid to Distributor...........................................151
24.    12b-1 Fees..................................................................154

25.    Fund History Table for RiverSource Funds....................................157
26.    Board Members...............................................................161
27.    Fund Officers...............................................................162
28.    Committee Meetings..........................................................163
29.    Board Member Holdings - All Funds...........................................164
30.    Board Member Holdings - Individual Funds....................................164
31.    Board Member Compensation - All Funds.......................................167
32.    Board Member Compensation - Individual Funds................................168
33.    Control Persons and Principal Holders of Securities.........................172



Statement of Additional Information - July 28, 2006                       Page 3

    TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES

---------------------------------------------------------------------------------------------------------------------------------
                  FUND                            FISCAL YEAR END       PROSPECTUS DATE          FUND INVESTMENT CATEGORY*
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income**            October 31           June 2, 2006           Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                May 31               July 28, 2006          Equity

---------------------------------------------------------------------------------------------------------------------------------
Balanced                                         September 30         Nov. 29, 2005          Balanced
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                            August 31            Oct. 3, 2005           State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Cash Management                                  July 31              Oct. 3, 2005           Taxable money market
---------------------------------------------------------------------------------------------------------------------------------
Core Bond                                        July 31              Oct. 3, 2005           Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                               July 31              Oct. 3, 2005           Equity
---------------------------------------------------------------------------------------------------------------------------------

Disciplined International Equity**               October 31           April 24, 2006         Equity
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity**           July 31              April 24, 2006         Equity
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value**                    July 31              July 28, 2006          Equity

---------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                 August 31            Oct. 28, 2005          Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                        September 30         Nov. 29, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                             June 30              Oct. 3, 2005           Equity
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                 October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond**                          October 31           July 28, 2006          Taxable fixed income

---------------------------------------------------------------------------------------------------------------------------------
Equity Value                                     March 31             May 30, 2006           Equity
---------------------------------------------------------------------------------------------------------------------------------
European Equity                                  October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------

Floating Rate**                                  July 31              Feb. 6, 2006           Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                               May 31               July 28, 2006          Equity
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                May 31               July 28, 2006          Equity

---------------------------------------------------------------------------------------------------------------------------------
Global Bond                                      October 31           Dec. 30, 2005          Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Global Equity                                    October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
Global Technology                                October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
Growth                                           July 31              Oct. 3, 2005           Equity
---------------------------------------------------------------------------------------------------------------------------------

High Yield Bond                                  May 31               July 28, 2006          Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income**                    May 31               July 28, 2006          Funds-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income**                 May 31               July 28, 2006          Funds-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income**                 May 31               July 28, 2006          Funds-of-funds - fixed income

---------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                             July 31              Oct. 3, 2005           Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                   July 31              Oct. 3, 2005           Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                          November 30          Jan. 27, 2006          Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                  October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
International Equity                             October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
International Opportunity                        October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
International Select Value                       October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
International Small Cap                          October 31           Dec. 30, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                 July 31              Oct. 3, 2005           Equity
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                  July 31              Oct. 3, 2005           Equity
---------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                            July 31              Oct. 3, 2005           Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                         August 31            Oct. 3, 2005           State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                              August 31            Oct. 3, 2005           State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                   November 30          Jan. 27, 2006          Equity
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                    September 30         Nov. 29, 2005          Equity
---------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                             August 31            Oct. 3, 2005           State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                       Page 4

---------------------------------------------------------------------------------------------------------------------------------
                  FUND                            FISCAL YEAR END       PROSPECTUS DATE          FUND INVESTMENT CATEGORY*
---------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                              August 31            Oct. 3, 2005           State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                  August 31            Oct. 3, 2005           State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                     January 31           March 31, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                   January 31           March 31, 2006         Funds-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                       January 31           March 31, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive            January 31           March 31, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative          January 31           March 31, 2006         Funds-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                   January 31           March 31, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                  March 31             May 30, 2006           Equity
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                      June 30              Oct. 3, 2005           Equity
---------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2010**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040**                           April 30             April 26, 2006         Funds-of-funds - equity
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045**                           April 30             April 26, 2006         Funds-of-funds - equity

---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                    January 31           March 31, 2006         Equity
---------------------------------------------------------------------------------------------------------------------------------

Select Value                                     May 31               July 28, 2006          Equity
---------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                   May 31               July 28, 2006          Taxable fixed income

---------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                              March 31             May 30, 2006           Equity
---------------------------------------------------------------------------------------------------------------------------------

Small Cap Equity                                 May 31               July 28, 2006          Equity

---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                 March 31             May 30, 2006           Equity
---------------------------------------------------------------------------------------------------------------------------------

Small Cap Value                                  May 31               July 28, 2006          Equity

---------------------------------------------------------------------------------------------------------------------------------
Small Company Index                              January 31           March 31, 2006         Equity
---------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                             September 30         Nov. 29, 2005          Balanced
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                  November 30          Jan. 27, 2006          Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                           November 30          Jan. 27, 2006          Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                          December 31          March 1, 2006          Tax-exempt money market
---------------------------------------------------------------------------------------------------------------------------------

U.S. Government Mortgage                         May 31               July 28, 2006          Taxable fixed income
---------------------------------------------------------------------------------------------------------------------------------
Value                                            May 31               July 28, 2006          Equity
---------------------------------------------------------------------------------------------------------------------------------


* The taxable fixed income fund investment category includes Absolute Return Currency and Income Fund, which is an alternative investment strategy.

** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.


FUNDS-OF-FUNDS

Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.



Statement of Additional Information - July 28, 2006                       Page 5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND: The fund will not:

      o Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

      o Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to lend to a material extent.

      o Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

ADDITIONALLY FOR CASH MANAGEMENT THE FUND WILL NOT:

      o Buy on margin or sell short or deal in options to buy or sell securities.

      o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET THE FUND WILL NOT:

      o     Buy on margin or sell short.

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                          TABLE 2. FUNDAMENTAL POLICIES

The fund will not:

------------------------------------------------------------------------------------------------------------------------------------
                             A             B              C               D                 E                 F               G
                        BUY OR SELL   BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN    CONCENTRATE IN   INVEST LESS
      FUND              REAL ESTATE   COMMODITIES    SECURITIES   10% OF AN ISSUER   5% IN AN ISSUER   ANY ONE INDUSTRY    THAN 80%
------------------------------------------------------------------------------------------------------------------------------------

Absolute Return             A1             B1            C1                                                   F7
Currency and Income

------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth           A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Balanced                    A1             B1                            D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt       A1             B1                                                                                 G1
------------------------------------------------------------------------------------------------------------------------------------
Cash Management             A3             A3                            D1                E1
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                   A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity          A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                       Page 6

------------------------------------------------------------------------------------------------------------------------------------
                             A             B              C               D                 E                 F               G
                        BUY OR SELL   BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN    CONCENTRATE IN   INVEST LESS
      FUND              REAL ESTATE   COMMODITIES    SECURITIES   10% OF AN ISSUER   5% IN AN ISSUER   ANY ONE INDUSTRY    THAN 80%
------------------------------------------------------------------------------------------------------------------------------------
Disciplined                 A1             B4            C1              D1                E1                 F1
International Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and       A1             B4            C1              D1                E1                 F1
Mid Cap Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined                 A1             B4            C1              D1                E1                 F1
Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond            A1             B1                            D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income   A1             B1                            D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity        A1             B1                            D1                E1
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets            A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond       A1             B4            C1                                                   F5
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
European Equity             A1             B1            C1                                                   F1
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate               A1             B4            C1              D1                E1                 F6
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth          A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value           A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                 A1             B1            C1              D1                                   F1
------------------------------------------------------------------------------------------------------------------------------------
Global Equity               A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Global Technology           A1             B1            C1
------------------------------------------------------------------------------------------------------------------------------------
Growth                      A1             B1                            D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond             A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Income Builder              A1             B4            C1                                                   F2
Basic Income*
------------------------------------------------------------------------------------------------------------------------------------
Income Builder              A1             B4            C1                                                   F2
Enhanced Income*
------------------------------------------------------------------------------------------------------------------------------------
Income Builder              A1             B4            C1                                                   F2
Moderate Income*
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities        A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected         A1             B1            C1                                                   F1
Securities
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt     A1             B1                            D1                E1                               G3(i)
------------------------------------------------------------------------------------------------------------------------------------
International               A1             B3            C1              D1                E1                 F1
Aggressive Growth
------------------------------------------------------------------------------------------------------------------------------------
International Equity        A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity   A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
International Select Value  A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap     A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity            A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value             A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond       A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt    A1             B1                                                                                 G1
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt         A1             B1                                                                                 G1
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth              A1             B1                            D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value               A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt        A1             B1                                                                                 G1
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt         A1             B1                                                                                 G1
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt             A1             B1                                                                                 G1
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                       Page 7

------------------------------------------------------------------------------------------------------------------------------------
                             A             B              C               D                 E                 F               G
                        BUY OR SELL   BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN    CONCENTRATE IN   INVEST LESS
      FUND              REAL ESTATE   COMMODITIES    SECURITIES   10% OF AN ISSUER   5% IN AN ISSUER   ANY ONE INDUSTRY    THAN 80%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1             B1            C1                                                   F2
Aggressive*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1             B1            C1                                                   F2
Conservative*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1             B1            C1                                                   F2
Moderate*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1             B1            C1                                                   F2
Moderate Aggressive*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1             B1            C1                                                   F2
Moderate Conservative*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1             B1            C1                                                   F2
Total Equity*
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals             A1           B1(ii)          C1                                                   F3
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                 A1             B1            C1
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045*       A1             B4            C1                                                   F2
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index               A1             B1            C1                                                   F4
------------------------------------------------------------------------------------------------------------------------------------
Select Value                A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Short Duration              A1             B1            C1              D1                E1                 F1
U.S. Government
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage         A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity            A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth            A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value             A1             B3            C1                                                   F1
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index         A1             B1                            D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation        A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond             A1             B1                            D1                E1                              G3(iii)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income      A1             B1                            D1                E1                                 G2
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market     A2             B2                            D1                E1                                 G3
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage         A1             B1            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------
Value                       A1             B3            C1              D1                E1                 F1
------------------------------------------------------------------------------------------------------------------------------------

* The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

(i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.

(ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.

(iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.



Statement of Additional Information - July 28, 2006                       Page 8

A. BUY OR SELL REAL ESTATE

      A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

      A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

      A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES

      B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

      B2 -  The fund will not invest in commodities or commodity contracts.

      B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

      B4 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. ISSUE SENIOR SECURITIES

      C1 - The fund will not issue senior securities, except as permitted under the 1940 Act.

D. BUY MORE THAN 10% OF AN ISSUER

      D1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

E. INVEST MORE THAN 5% IN AN ISSUER

      E1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

F. CONCENTRATE

      F1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
            (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

      F2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

      F3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

      F4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the



Statement of Additional Information - July 28, 2006                       Page 9

            SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

      F5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

      F6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.


      F7 - Concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.


G. INVEST LESS THAN 80%

      G1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

      G2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

      G3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                        TABLE 3. NONFUNDAMENTAL POLICIES

   The following are guidelines that may be changed by the Board at any time:

------------------------------------------------------------------------------------------------------------------------------------
               A          B           C         D         E          F       G         H        I        J         K         L
                                                                 INVESTING
                                                                     TO                        TAX-
            DEPOSIT    ILLIQUID              MARGIN,    MONEY     CONTROL  FOREIGN   DEBT     EXEMPT   EQUITY   INVEST
              ON     SECURITIES; INVESTMENT  SELLING    MARKET      OR     SECURI-  SECUR-    SECUR-   SECUR-    WHILE    DIVERSIFI-
   FUND     FUTURES    BULLION    COMPANIES   SHORT   SECURITIES  MANAGE    TIES    ITIES     ITIES    ITIES   BORROWING   CATION
------------------------------------------------------------------------------------------------------------------------------------

Absolute       A1         B2         C2                              F1                                           K1
Return
Currency
and Income

------------------------------------------------------------------------------------------------------------------------------------
Aggressive     A1         B2         C1        D6         E1         F1     G1-15%    H9
Growth
------------------------------------------------------------------------------------------------------------------------------------
Balanced       A1         B2         C1        D3         E1         F1     G1-25%
------------------------------------------------------------------------------------------------------------------------------------
California     A1         B4                   D5                                     H16   I1, I4, I6
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Cash                      B1         C1        See                                    H15
Management                                   Table 2
------------------------------------------------------------------------------------------------------------------------------------
Core Bond      A1         B2         C1        D3         E1         F1     G1-15%
------------------------------------------------------------------------------------------------------------------------------------
Disciplined    A1         B2         C1        D6         E1         F1     G1-20%    H6
Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined    A1         B2         C2        D8         E1         F1     G1-100%                               K1
International
Equity
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 10

------------------------------------------------------------------------------------------------------------------------------------
               A          B           C         D         E          F        G       H         I        J         K         L
                                                                 INVESTING
                                                                    TO                         TAX-
            DEPOSIT    ILLIQUID              MARGIN,    MONEY     CONTROL  FOREIGN   DEBT     EXEMPT   EQUITY   INVEST
              ON     SECURITIES; INVESTMENT  SELLING    MARKET      OR     SECURI-  SECUR-    SECUR-   SECUR-    WHILE    DIVERSIFI-
   FUND     FUTURES    BULLION    COMPANIES   SHORT   SECURITIES  MANAGE    TIES    ITIES     ITIES    ITIES   BORROWING   CATION
------------------------------------------------------------------------------------------------------------------------------------
Disciplined    A1        B2         C2        D8         E1         F1     G1-20%     H6                           K1
Small and
Mid Cap
Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined    A1        B2         C2        D1         E1         F1     G1-20%     H6                           K1
Small
Cap Value
------------------------------------------------------------------------------------------------------------------------------------

Diversified    A1        B2         C1        D6         E1         F1     G1-15%
Bond

------------------------------------------------------------------------------------------------------------------------------------
Diversified    A1        B2         C1        D3         E1         F1     G1-25%     H11
Equity Income
------------------------------------------------------------------------------------------------------------------------------------
Dividend       A1        B2         C1        D3         E1         F1     G1-25%     H4
Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Emerging       A1        B2         C1        D1         E1         F1     G1-100%  H1, H7
Markets
------------------------------------------------------------------------------------------------------------------------------------
Emerging       A1        B2         C2        D1         E1         F1     G1-100%                                 K1
Markets
Bond
------------------------------------------------------------------------------------------------------------------------------------
Equity Value   A1        B2         C1        D3         E1         F1     G1-25%  H12, H14
------------------------------------------------------------------------------------------------------------------------------------
European       A1        B2                   D6                           G1-100%                                         L1, L2
Equity
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate  A1        B2         C2        D1         E1         F1     G1-20%                                  K1
------------------------------------------------------------------------------------------------------------------------------------
Fundamental    A1        B2         C1        D6         E1         F1     G1-15%     H7
Growth
------------------------------------------------------------------------------------------------------------------------------------
Fundamental    A1        B2         C1        D1         E1                                                        K1
Value
------------------------------------------------------------------------------------------------------------------------------------
Global Bond    A1        B2         C1        D1         E1         F1     G1-100%    H14
------------------------------------------------------------------------------------------------------------------------------------
Global Equity  A1        B2         C1        D1         E1         F1     G1-100%  H1, H6
------------------------------------------------------------------------------------------------------------------------------------
Global         A1        B2         C1        D1         E1         F1     G1-100%  H1, H6
Technology
------------------------------------------------------------------------------------------------------------------------------------
Growth         A1        B2         C1        D6         E1         F1     G1-25%     H4
------------------------------------------------------------------------------------------------------------------------------------
High Yield     A1        B2         C1        D5         E1         F1     G1-25%                       J1
Bond
------------------------------------------------------------------------------------------------------------------------------------

Income Builder A1        B2                   D1         E1         F1                                             K1
Basic Income*
------------------------------------------------------------------------------------------------------------------------------------
Income Builder A1        B2                   D1         E1         F1                                             K1
Enhanced
Income*
------------------------------------------------------------------------------------------------------------------------------------
Income Builder A1        B2                   D1         E1         F1                                             K1
Moderate
Income*

------------------------------------------------------------------------------------------------------------------------------------
Income         A1        B2         C1        D3         E1         F1     G1-25%
Opportunities
------------------------------------------------------------------------------------------------------------------------------------
Inflation      A1        B2         C1        D3                           G1-15%
Protected
Securities
------------------------------------------------------------------------------------------------------------------------------------
Intermediate   A1        B4         J2        D2                                      H10     I2, I3,   J2
Tax-Exempt                                                                                    I5, I6
------------------------------------------------------------------------------------------------------------------------------------
International  A1        B2         C1        D1         E1                G1-100%
Aggressive
Growth
------------------------------------------------------------------------------------------------------------------------------------
International  A1        B2         C1        D1         E1                G1-100%
Equity
------------------------------------------------------------------------------------------------------------------------------------
International  A1        B2         C1        D1         E1         F1     G3-100%
Opportunity
------------------------------------------------------------------------------------------------------------------------------------
International  A1        B2         C1        D1         E1                G1-100%                                 K1
Select Value
------------------------------------------------------------------------------------------------------------------------------------
International  A1        B2         C1        D1         E1                G1-100%
Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Large Cap      A1        B2         C1        D6         E1         F1     G1-20%    H6
Equity
------------------------------------------------------------------------------------------------------------------------------------
Large Cap      A1        B2         C1        D1         E1         F1     G1-20%    H7
Value
------------------------------------------------------------------------------------------------------------------------------------
Limited        A1        B2         C1        D3         E1         F1     G1-15%
Duration
Bond
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 11

------------------------------------------------------------------------------------------------------------------------------------
                 A         B           C         D        E          F        G       H         I        J         K         L
                                                                 INVESTING
                                                                    TO                         TAX-
              DEPOSIT   ILLIQUID              MARGIN,   MONEY     CONTROL  FOREIGN   DEBT     EXEMPT   EQUITY   INVEST
                ON    SECURITIES; INVESTMENT  SELLING   MARKET      OR     SECURI-  SECUR-    SECUR-   SECUR-    WHILE    DIVERSIFI-
   FUND       FUTURES   BULLION    COMPANIES   SHORT  SECURITIES  MANAGE    TIES    ITIES     ITIES    ITIES   BORROWING   CATION
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts    A1        B4                   D5                                   H16   I1, I4, I6
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Michigan         A1        B4                   D5                                   H16   I1, I4, I6
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth   A1        B2         C1        D1        E1         F1    G1-15%    H5
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value    A1        B2         C1        D3        E1         F1    G1-25%    H8
------------------------------------------------------------------------------------------------------------------------------------
Minnesota        A1        B4                   D5                                   H16   I1, I4, I6
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
New York         A1        B4                   D5                                   H16   I1, I4, I6
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Ohio             A1        B4                   D5                                   H16   I1, I4, I6
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        A1        B2                   D6
Builder
Aggressive*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        A1        B2                   D6
Builder
Conservative*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        A1        B2                   D6
Builder
Moderate*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        A1        B2                   D6
Builder
Moderate
Aggressive*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        A1        B2                   D6
Builder
Moderate
Conservative*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        A1        B2                   D6
Builder
Total
Equity*
------------------------------------------------------------------------------------------------------------------------------------
Precious         A1      B2, B3       C1        D6        E1         F1      G2     H6(i),                                   L1
Metals                                                                              H17
------------------------------------------------------------------------------------------------------------------------------------
Real Estate      A1        B2         C1        D6                         G1-10%
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2010*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2015*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2020*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2025*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2030*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2035*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2040*
------------------------------------------------------------------------------------------------------------------------------------
Retirement       A1        B2                   D8        E1         F1                                            K1
Plus 2045*
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index    A1        B2                   D3                                                                         L1, L2
------------------------------------------------------------------------------------------------------------------------------------
Select Value     A1        B2         C1        D1        E1               G1-20%    H3
------------------------------------------------------------------------------------------------------------------------------------
Short Duration   A1        B2         C1        D7        E1         F1
U.S. Government
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        A1        B2         C1        D1        E1
Advantage
------------------------------------------------------------------------------------------------------------------------------------

Small Cap        A2        B2         C1        D1        E1               G1-20%                                  K1
Equity

------------------------------------------------------------------------------------------------------------------------------------
Small Cap        A1        B2         C1        D1        E1
Growth
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        A1        B2         C1        D1        E1                                                       K1      L1, L2
Value
------------------------------------------------------------------------------------------------------------------------------------
Small            A1        B2         C1        D4        E1         F1
Company
Index
------------------------------------------------------------------------------------------------------------------------------------
Strategic        A1        B2         C1        D3                   F1    G1-50%   H2, H9
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt       A1        B4         J2        D2                                   H18       I2       J2
Bond
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 12

------------------------------------------------------------------------------------------------------------------------------------
                 A         B           C         D        E          F        G       H         I        J         K         L
                                                                 INVESTING
                                                                    TO                         TAX-
              DEPOSIT   ILLIQUID              MARGIN,   MONEY     CONTROL  FOREIGN   DEBT     EXEMPT   EQUITY   INVEST
                ON    SECURITIES; INVESTMENT  SELLING   MARKET      OR     SECURI-  SECUR-    SECUR-   SECUR-    WHILE    DIVERSIFI-
   FUND       FUTURES   BULLION    COMPANIES   SHORT  SECURITIES  MANAGE    TIES    ITIES     ITIES    ITIES   BORROWING   CATION
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt      A1        B4                    D2                                            I2, I3
High Income
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt               B1(ii)
Money Market
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't      A1        B2         C1         D7         E1        F1
Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Value           A1        B2         C2         D1         E1               G1-25%   H13                            K1
------------------------------------------------------------------------------------------------------------------------------------

* The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

(i) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

(ii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

A. DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS

      A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

      A2 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

B. ILLIQUID SECURITIES

      B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

      B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

      B3 - The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.

      B4 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

C. INVESTMENT COMPANIES

      C1 - The fund will not invest more than 10% of its total assets in the securities of investment companies.

      C2 - The fund will not invest more than 10% of its total assets in the securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.



Statement of Additional Information - July 28, 2006                      Page 13

D. MARGIN/SELLING SHORT

      D1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

      D2 - The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

      D3 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

      D4 - The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

      D5 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

      D6 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

      D7 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

      D8 - The fund will not buy on margin or sell short, except in connection with derivative instruments.

E. MONEY MARKET SECURITIES

      E1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.

F. INVESTING TO CONTROL OR MANAGE

      F1 -  The fund will not invest in a company to control or manage it.

G. FOREIGN SECURITIES

      G1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

      G2 - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

      G3 - The fund may invest its total assets, up to the amount shown, in foreign investments. Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.

H. DEBT SECURITIES

      H1 -  The fund may invest up to 20% of its net assets in bonds.

      H2 - The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

      H3 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

      H4 - The fund may not purchase debt securities rated below investment grade.

      H5 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

      H6 - The fund will not invest more than 5% of its net assets in bonds below investment grade.

      H7 - The fund may invest up to 10% of its net assets in bonds rated below investment grade.

      H8 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

      H9 - No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.

      H10 - The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

      H11 - No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.



Statement of Additional Information - July 28, 2006                      Page 14

      H12 - The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

      H13 - No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

      H14 - The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

      H15 - The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

      H16 - No more than 10% of the fund's net assets will be held in inverse floaters.

      H17 - In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).

      H18 - At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated.

I. TAX-EXEMPT SECURITIES

      I1 - If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

      I2 - Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

      I3 - The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

      I4 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

      I5 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

      I6 - A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.

J. EQUITY SECURITIES

      J1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

      J2 - The fund will not invest in voting securities or securities of investment companies.

K. INVEST WHILE BORROWING

      K1 - The fund will not make additional investments while any borrowing remains outstanding.



Statement of Additional Information - July 28, 2006                      Page 15

L. DIVERSIFICATION

      L1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

      L2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                           FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT                   STATE
                                                              EQUITY AND      FIXED    MONEY     MONEY     TAX-EXEMPT    TAX-EXEMPT
      INVESTMENT STRATEGY                BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    MARKET   FIXED INCOME  FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
Agency and government securities             o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                                    o       o            o             o        o                      o            o
------------------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments                o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations              o      o A                         o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Commercial paper                             o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Common stock                                 o       o                         o B
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities                       o       o                         o C                              o            o
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds                              o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Debt obligations                             o       o                          o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                          o       o                         o D
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments                       o       o            o             o                               o            o
(including options and futures)
------------------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                        o       o                          o                               o            o


------------------------------------------------------------------------------------------------------------------------------------
Floating rate loans                                                             o
------------------------------------------------------------------------------------------------------------------------------------

Foreign currency transactions                o       o                         o E                             o E

------------------------------------------------------------------------------------------------------------------------------------
Foreign securities                           o       o                         o F       o                      o            o
------------------------------------------------------------------------------------------------------------------------------------
Funding agreements                           o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)      o      o G                        o G                             o G           o
------------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities           o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Indexed securities                           o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Inflation protected securities               o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Inverse floaters                             o       H                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------

Investment companies                         o       o            o             o        o

------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 16

------------------------------------------------------------------------------------------------------------------------------------
                                                           FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT                   STATE
                                                              EQUITY AND      FIXED    MONEY     MONEY     TAX-EXEMPT    TAX-EXEMPT
      INVESTMENT STRATEGY                BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    MARKET   FIXED INCOME  FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities              o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Loan participations                          o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities        o      o I                         o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                        o       J                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Municipal obligations                        o       o                          o                   o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Preferred stock                              o       o                         o K                             o K           o
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts                o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                        o       o                          o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                o       o                          o        o                      o            o
------------------------------------------------------------------------------------------------------------------------------------
Short sales                                          L                          L
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt                               o      o M                         o        o                      o            o
------------------------------------------------------------------------------------------------------------------------------------
Structured investments                       o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------

Swap agreements                             o N     o N                         o                              o N

------------------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities        o       o            o             o        o          o           o            o
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                     o       o                          o                               o            o
------------------------------------------------------------------------------------------------------------------------------------
When-issued securities and                   o       o                          o                               o            o
forward commitments
------------------------------------------------------------------------------------------------------------------------------------
Zero-coupon, step-coupon and                 o       o                          o                               o            o
pay-in-kind securities
------------------------------------------------------------------------------------------------------------------------------------

A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.

B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: Short Duration U.S. Government, U.S. Government Mortgage.

D.    The following funds are not authorized to invest in depositary receipts:
      Short Duration U.S. Government, U.S. Government Mortgage.

E. The following funds are not authorized to engage in foreign currency transactions: Short Duration U.S. Government, U.S. Government Mortgage.

F.    The following funds are not authorized to invest in foreign securities:
      U.S. Government Mortgage.

G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase:
      Core Bond, Dividend Opportunity, Mid Cap Growth, Growth, Inflation Protected Securities, Limited Duration, International Aggressive Growth, International Equity, International Select Value, International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index, Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European Equity, International Opportunity, Short Duration U.S. Government, U.S. Government Mortgage.

H.    The following funds are authorized to invest in inverse floaters: Real
      Estate.

I. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.

J.    The following funds are authorized to invest in mortgage dollar rolls:
      Real Estate.


K.    The following funds are not authorized to invest in preferred stock:
      Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government, U.S. Government Mortgage.

L. The following funds are authorized to engage in short sales: S&P 500 Index, Short Duration U.S. Government, U.S. Government Mortgage.


M. The following funds are not authorized to invest in sovereign debt: Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small Cap Advantage.


N. Equity funds are authorized to invest in total return equity swap agreements. Tax-exempt fixed income funds are authorized to invest in interest rate swap agreements. Taxable fixed income and balanced funds are authorized to invest in interest rate swap agreements and Commercial Mortgaged Backed Security total return swap agreements.


Statement of Additional Information - July 28, 2006                      Page 17

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.



Statement of Additional Information - July 28, 2006                      Page 18

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund. The fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the fund's portfolio managers when entering into the derivative instrument.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For funds-of-funds, although most of the underlying funds are diversified funds, because the fund invests in a limited number of underlying funds, it is considered a non-diversified fund.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.



Statement of Additional Information - July 28, 2006                      Page 19

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.




INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.



Statement of Additional Information - July 28, 2006                      Page 20

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.


TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.



Statement of Additional Information - July 28, 2006                      Page 21

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING

A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as noted in the nonfundamental policies, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.



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COLLATERALIZED BOND OBLIGATIONS

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.



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The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)



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Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.



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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.



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Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.



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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Market Risk.

FLOATING RATE LOANS

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.



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A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.



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In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

For hedging purposes, a fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may also enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.



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This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

For investment purposes, a fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.



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A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.



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Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.



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The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.



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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.



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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk.

INVESTMENT COMPANIES

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.



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LENDING OF PORTFOLIO SECURITIES

A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.



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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.



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Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.


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REPURCHASE AGREEMENTS

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk.

SOVEREIGN DEBT

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS


Statement of Additional Information - July 28, 2006                      Page 40

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.



Statement of Additional Information - July 28, 2006                      Page 41

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.



Statement of Additional Information - July 28, 2006                      Page 42

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.



Statement of Additional Information - July 28, 2006                      Page 43

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser for subadvised funds is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board. In selecting broker-dealers to execute transactions, the investment manager may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. (the distributor or Ameriprise Financial Services) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on a principal rather than an agency basis. In certain circumstances, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's overall responsibilities with respect to a fund and the other RiverSource funds for which it acts as investment manager (or by any fund subadviser to any other client of such subadviser).



Statement of Additional Information - July 28, 2006                      Page 44

Research provided by brokers supplements the investment manager's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The investment manager has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the investment manager must follow procedures authorized by the Board. To date, three procedures have been authorized. One procedure permits the investment manager to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the investment manager, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the investment manager, in order to obtain research and brokerage services, to cause a fund to pay a commission in excess of the amount another broker might have charged. The investment manager has advised the funds that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the investment manager believes it may obtain better overall execution. The investment manager has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the investment manager in providing advice to all RiverSource funds (or by any fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for a fund is made independently from any decision made for another portfolio, fund, or other account advised by the investment manager. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale in a way believed to be fair to the fund. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - July 28, 2006                      Page 45

                      TABLE 5. TOTAL BROKERAGE COMMISSIONS

---------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL BROKERAGE COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------
                      FUND                                                  2006                 2005                 2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                                   $0                $0(a)                 N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                                  0                 0(a)                 N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                                      0                 0(a)                 N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                           0                 0(a)                 N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                         0                 0(a)                 N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                                  0                 0(a)                 N/A
---------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                        78,951               37,118              23,893
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                              22,575               49,048              24,729
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------
Equity Value                                                              721,284              858,846           1,852,684
---------------------------------------------------------------------------------------------------------------------------
Precious Metals                                                           801,550            1,245,421             956,649
---------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                       481,987            3,294,757           4,102,653
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                        1,410,791            2,105,168           3,334,707
---------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                          N/A                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                                         405,109              181,981              72,985
---------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                         21,815              180,023              46,313
---------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                         346,840              314,501             162,856
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                                 0                    0                 876
---------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                                  0(b)                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                               0(b)                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                               0(b)                  N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------
Select Value                                                              445,429              310,913             539,192
---------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                             24,483               95,868             407,216
---------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                          239,268              429,969             846,218
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                           198,852            2,439,209           3,185,306
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                    6,379               10,708              31,267
---------------------------------------------------------------------------------------------------------------------------
Value                                                                     297,507              363,273             389,539
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                      Page 46

-------------------------------------------------------------------------------------------------------------------------
                                            TOTAL BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------
                    FUND                                                         2005            2004            2003
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                                                0                 0               0
-------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                           621,168         3,783,128       6,633,939
-------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                                                             0                 0               0
-------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                                                  0                 0               0
-------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                                                 0                 0               0
-------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                                                  0                 0               0
-------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                                                      0                 0               0
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                    185,877         34,975(c)             N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------
Cash Management                                                                      0                 0               0
-------------------------------------------------------------------------------------------------------------------------
Core Bond                                                                        3,612             1,451          244(d)
-------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                              35,948             5,731        1,574(e)
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                               N/A               N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                                        N/A               N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                                      N/A               N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Growth                                                                      15,623,111        22,702,374      38,887,668
-------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                                 0                 0            0(d)
-------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                                       0              0(f)             N/A
-------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                             6,832,334         1,306,601         311,242
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                                189,029           146,077          85,741
-------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                            3,268               839           40(d)
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                               161,336           160,646         319,860
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Balanced                                                                     1,135,795         1,314,212       2,778,748
-------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                                    3,191,513         2,416,265       2,987,610
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                                  919,813           365,435         345,711
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                           502,448           279,233         379,561
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                                                N/A               N/A             N/A

-------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                                   N/A               N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                             2,388,169         2,022,969       2,106,670
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                              N/A               N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
European Equity                                                                211,729           324,079         783,457
-------------------------------------------------------------------------------------------------------------------------
Global Bond                                                                      8,856             7,760          23,297
-------------------------------------------------------------------------------------------------------------------------
Global Equity                                                                1,393,982         1,992,985       1,582,657
-------------------------------------------------------------------------------------------------------------------------
Global Technology                                                            1,170,244         4,193,021       5,595,324
-------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                                673,010           598,644         495,189
-------------------------------------------------------------------------------------------------------------------------
International Equity                                                           556,407           315,047         144,417
-------------------------------------------------------------------------------------------------------------------------
International Opportunity                                                    1,320,088         1,303,677       2,047,954
-------------------------------------------------------------------------------------------------------------------------
International Select Value                                                   1,027,065           839,270         411,763
-------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                        241,558           179,076          66,511
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 47

-----------------------------------------------------------------------------------------------------------------
                                         TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------------------
                        FUND                                          2005             2004              2003
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                    0                 0                 0
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                     1,764,250         1,630,670         1,597,573
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                            0                 0                 0
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                     0                 0                 0
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                    0                 0                 0
-----------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.


(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES

----------------------------------------------------------------------------------------------------------------------------------

                                                                    BROKERAGE DIRECTED FOR RESEARCH*
                                                               ------------------------------------------        TURNOVER RATES
                FUND                                                                      AMOUNT OF
                                                                     AMOUNT OF           COMMISSIONS       -----------------------
                                                                   TRANSACTIONS        IMPUTED OR PAID          2006        2005

----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                                  $0                     $0          24%       38%(a)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                                 0                      0          23%        51(a)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                                     0                      0          15%        28(a)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                          0                      0          20%        31(a)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                        0                      0          19%        28(a)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                                 0                      0          17%        39(a)
----------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                            0                      0          14%        12
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                  0                      0           7%         6
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                                   0                      0           28        25
----------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                                                0                      0          111       196
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                            0                      0          110       101
----------------------------------------------------------------------------------------------------------------------------------


Small Cap Growth                                                   5,025,869,109              6,710,559          152       153
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                         N/A                    N/A          N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 48

----------------------------------------------------------------------------------------------------------------------------------

                                                               BROKERAGE DIRECTED FOR RESEARCH
                    FUND                                      ---------------------------------               TURNOVER RATES
                                                                                  AMOUNT OF
                                                                AMOUNT OF        COMMISSIONS        ------------------------------
                                                               TRANSACTIONS    IMPUTED OR PAID        2006              2005
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                26,399,071            28,782           202              218
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                6,049,129             4,132            62              122
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                         0                 0            20                2
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                           0                 0            93              105
----------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                            0(b)              0(b)           1(b)             N/A
----------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                         0(b)              0(b)           0(b)             N/A
----------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                         0(b)              0(b)           0(b)             N/A
----------------------------------------------------------------------------------------------------------------------------------
Select Value                                                    257,457,395           382,710             7               12
----------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                            0                 0           194              169
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                  6,198,451            11,523            88               88
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                 136,377,105           124,583            77               70
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                  0                 0           178              137
----------------------------------------------------------------------------------------------------------------------------------
Value                                                                     0                 0            46               40
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2005             2004
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                                     0                 0            28               30
----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                      0                 0            24              118
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                                                  0                 0             9               14
----------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                                       0                 0             9               32
----------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                                      0                 0            15               23
----------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                                       0                 0            30               36
----------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                                           0                 0            33               17
----------------------------------------------------------------------------------------------------------------------------------

Real Estate                                                       1,683,089             2,960            63               49(c)

----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                           0                 0           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------

Core Bond                                                                 0                 0           313(e)           310

----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                        0                 0            64               64
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                    N/A               N/A           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                             N/A               N/A           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                           N/A               N/A           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Growth                                                          112,613,001           257,216           136              171
----------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                      0                 0           124              133
----------------------------------------------------------------------------------------------------------------------------------

Inflation Protected Securities                                            0                 0            43               11(d)

----------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                 55,693,151           112,862           128               99
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                   2,335,458             3,065            57               59
----------------------------------------------------------------------------------------------------------------------------------

Limited Duration Bond                                                     0                 0           316(e)           317

----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------

Diversified Bond                                                          0                 0           300(e)           279

----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Balanced                                                        132,024,106            14,004           130              131
----------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                        12,690,978            14,045            24               18
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                             0                 0            26                9
----------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                      0                 0           134              127
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 49

----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                                     N/A               N/A           N/A              N/A

----------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                        N/A               N/A           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                          0                 0           124              128
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                   N/A               N/A           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
European Equity                                                           0                 0            56               73
----------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                               0                 0            73               92
----------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                             0                 0            93              104
----------------------------------------------------------------------------------------------------------------------------------

Global Technology                                                 3,005,998             6,521           115(f)           349

----------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                  86,243,642           210,111            67               87
----------------------------------------------------------------------------------------------------------------------------------
International Equity                                             77,046,229           143,276           110              111
----------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                                 0                 0            93               98
----------------------------------------------------------------------------------------------------------------------------------
International Select Value                                       55,832,306            77,471            22               23
----------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                          34,092,349            70,621            80               66
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                   0                 0            16               25
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                            0                 0            27               26
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                           0                 0            29               21
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                    0                 0            30               22
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                   0                 0           N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------


* Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.

(a) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(e) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.

(f) The variation in turnover rate can be attributed to several factors. During this year, there were opportunities to get into positions at very good risk/reward levels and due to this and due to the fact that the technology market has been essentially flat and stocks have not been appreciating significantly during the period there is less need for turnover in the portfolio. The turnover in the fund will fluctuate where we would expect to see larger turnover when we see more volatility in the overall index and lower turnover with lower volatility in the index.


Statement of Additional Information - July 28, 2006                      Page 50

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                       AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                         None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                       None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                           None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative              None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                       None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Small Company Index                                  Investment Technology Group                                  $4,072,039
                                                     LaBranche & Co.                                               1,488,214
                                                     Piper Jaffray Companies                                       1,902,361
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                        Ameriprise Financial                                            240,681
                                                     Bear Stearns Companies                                          344,730
                                                     Citigroup                                                     5,662,684
                                                     E*Trade Financial                                               233,856
                                                     Freedom Investments                                             351,153
                                                     Goldman Sachs Group                                           1,529,879
                                                     Lehman Brothers Holdings                                        904,077

                                                     JPMorgan Chase & Co.                                          3,342,220

                                                     Merrill Lynch & Co.                                           1,657,920
                                                     Morgan Stanley                                                1,591,616
                                                     PNC Financial Services Group                                    455,512
                                                     Schwab (Charles)                                                366,674
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------
Equity Value                                         Citigroup                                                    34,337,764
                                                     Goldman Sachs Group                                          14,163,913
                                                     Lehman Brothers Holdings                                     21,255,594
                                                     Merrill Lynch & Co.                                          20,612,831
                                                     Morgan Stanley                                                5,066,056
-----------------------------------------------------------------------------------------------------------------------------
Precious Metals                                      None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                  Investment Technology Group                                   3,947,596
                                                     Knight Capital Group CI A                                     1,815,957
                                                     LaBranche & Co.                                                 329,607
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                     GFI Group                                                       300,663
                                                     Investment Technology Group                                     354,078
                                                     optionsXpress Holdings                                          892,611
-----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 51

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                       AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                    Affiliated Managers Group                                     3,273,358
                                                     Piper Jaffray Companies                                       2,252,808
-----------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                   Charles Schwab                                                1,902,739
-----------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                    Citigroup                                                    26,188,160
                                                     JPMorgan Chase & Co.                                         48,231,810
                                                     Morgan Stanley                                                7,017,274
-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                      None                                                   N/A

-----------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                                    N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                                 N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                                 N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------

Select Value                                         Bear Stearns Companies                                          802,500
                                                     Merrill Lynch & Co.                                           2,896,400
                                                     PNC Financial Services Group                                  1,722,750
-----------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                       CS First Boston Mtge Securities                               5,417,306
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                     Affiliated Managers Group                                     1,294,370
                                                     Morgan Stanley & Co.                                          2,997,066
                                                     optionsXpress Holdings                                          720,250
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                      Affiliated Managers Group                                       902,631
                                                     Morgan Stanley & Co.                                          9,990,219
                                                     Piper Jaffray and Companies                                     860,744
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                             ChaseFlex Trust                                                 735,638
                                                     CS First Boston Mtge Securities                               2,541,444
-----------------------------------------------------------------------------------------------------------------------------
Value                                                Citigroup                                                     6,921,720
                                                     JPMorgan Chase & Co.                                          8,148,333
                                                     Morgan Stanley                                                  398,262
                                                     Morgan Stanley & Co.                                          2,997,066
                                                     PNC Financial Services Group                                  2,023,956
-----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                      Page 52

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                       AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                 Citigroup                                                    27,770,361
                                                     Friedman, Billings, Ramsey Group CIA                          2,562,560

                                                     JPMorgan Chase & Co.                                          9,822,492

-----------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                             None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                  None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                 None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                  None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                      None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Real Estate                                          None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------
Cash Management                                      Bear Stearns Companies                                       78,410,961
                                                     Credit Suisse First Boston NY                                79,971,289
                                                     Goldman Sachs Group                                          75,000,000
                                                     Lehman Brothers Holdings                                     42,000,000
                                                     Morgan Stanley & Co.                                         44,105,490
-----------------------------------------------------------------------------------------------------------------------------
Core Bond                                            Bear Stearns Commercial Mtge Securities                       1,608,803
                                                     Bear Stearns Adjustable Rate Mortgage Trust                     899,429
                                                     Citigroup                                                     2,480,986
                                                     Citigroup Commercial Mortgage Trust                             757,003
                                                     CS First Boston Mtge Securities                                 643,161
                                                     GS Mtg Securities                                               370,305
                                                     LB-UBS Commercial Mtge Trust                                  3,135,156

                                                     JPMorgan Chase Commercial Mtge Securities                     2,160,054

                                                     Merrill Lynch Mtge Trust                                        323,480
                                                     Morgan Stanley Capital 1                                        406,481
-----------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                   Bear Stearns Companies                                          303,981
                                                     Citigroup                                                     2,851,817
                                                     Franklin Resources                                              890,557
                                                     Lehman Brothers Holdings                                        691,019
                                                     Merrill Lynch & Co.                                             226,597
                                                     Morgan Stanley                                                  120,264
                                                     PNC Financial Services Group                                    554,285
-----------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                           N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                                    N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                                  N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Growth                                               Franklin Resources                                           10,555,092
-----------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                 LaBranche & Co.                                               1,892,550
-----------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                       None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 53

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                       AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                     Citigroup                                                    25,890,939
                                                     Citigroup Funding                                            19,794,538
                                                     E*Trade Financial                                             1,660,097
                                                     Franklin Resources                                            6,005,007
                                                     Legg Mason                                                    1,157,564
                                                     Lehman Brothers Holdings                                      5,310,957
                                                     Merrill Lynch & Co.                                           3,107,522

                                                     JPMorgan Chase & Co.                                         14,572,909

                                                     Morgan Stanley                                               10,152,019
                                                     PNC Financial Services Group                                  4,508,671
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                      Citigroup                                                     4,454,096
                                                     E*Trade Financial                                               147,128
                                                     Franklin Resources                                              531,068
                                                     Legg Mason                                                      317,891
                                                     Lehman Brothers Holdings                                        814,758
                                                     Merrill Lynch & Co.                                             883,405

                                                     JPMorgan Chase & Co.                                          2,588,131

                                                     Morgan Stanley                                                1,703,860
                                                     PNC Financial Services Group                                    683,386
-----------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                Bear Stearns Commercial Mtge Securities                       1,393,235
                                                     Bear Stearns Adjustable Rate Mortgage Trust                     956,758
                                                     Citigroup                                                     2,476,073
                                                     Citigroup Commercial Mortgage Trust                             851,629
                                                     CS First Boston Mtge Securities                                 881,742
                                                     GS Mtg Securities                                               419,679
                                                     LB-UBS Commercial Mtge Trust                                  3,651,486

                                                     JPMorgan Chase Commercial Mtge Securities                     2,884,355

                                                     Merrill Lynch Mtge Trust                                        362,690
                                                     Morgan Stanley Capital 1                                        509,109
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                     Bear Stearns Adjustable Rate Mortgage Trust                   7,536,103
                                                     Bear Stearns Commercial Mtge Securities                      10,586,732
                                                     Citigroup                                                    35,535,196
                                                     Citigroup Commercial Mortgage Trust                          12,098,072
                                                     CS First Boston Mtge Securities                               7,871,786
                                                     GS Mtg Securities                                            10,184,890

                                                     JPMorgan Chase Commercial Mtge Securities                    40,751,675

                                                     LB-UBS Commercial Mtge Trust                                 67,268,305
                                                     Merrill Lynch Mtge Trust                                      4,557,707
                                                     Morgan Stanley & Co.                                          2,899,712
                                                     Morgan Stanley Capital 1                                     13,604,693
                                                     Morgan Stanley, Dean Witter Capital 1                        11,768,644
-----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 54

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                       AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------
Balanced                                             Bear Stearns Commercial Mtge Securities                       2,691,282
                                                     Bear Stearns Adjustable Rate Mortgage Trust                   1,285,883
                                                     Citigroup                                                    26,730,801
                                                     Citigroup Commercial Mortgage Trust                           1,894,303
                                                     CS First Boston Mtge Securities                               4,216,015
                                                     Franklin Resources                                            3,152,026
                                                     GS Mtg Securities II                                          1,802,859

                                                     JPMorgan Chase                                                2,046,404
                                                     JPMorgan Chase & Co.                                         14,331,286
                                                     JPMorgan Chase Commercial Mtge Securities                     5,957,081

                                                     Legg Mason                                                    1,957,637
                                                     Lehman Brothers Holdings                                      6,048,108
                                                     LB-UBS Commercial Mtge Trust                                 11,371,831
                                                     Merrill Lynch & Co.                                           5,287,634
                                                     Merrill Lynch Mtge Trust                                        859,511
                                                     Morgan Stanley                                                9,935,101
                                                     Morgan Stanley Capital 1                                      3,509,890
                                                     Morgan Stanley, Dean Witter Capital 1                         2,004,670
                                                     PNC Financial Services Group                                  4,544,533
----------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                            Citigroup                                                   173,731,632
                                                     Lehman Brothers Holdings                                     17,530,240
                                                     Merrill Lynch & Co.                                          29,834,505
                                                     Morgan Stanley                                               14,828,106
                                                     Morgan Stanley & Co.                                         34,827,111
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                        Morgan Stanley & Co.                                         18,876,087
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 55

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                       AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                 Bear Stearns Adjustable Rate Mortgage Trust                     653,482
                                                     Bear Stearns Commercial Mtge Securities                       1,497,234
                                                     Bear Stearns Companies                                        2,412,415
                                                     Citigroup                                                    17,045,203
                                                     Citigroup Commercial Mortgage Trust                           1,571,411
                                                     Credit Suisse Group                                             530,415
                                                     CS First Boston Mtge Securities                               1,348,098
                                                     Franklin Resources                                            4,447,781
                                                     GS Mtg Securities II                                            799,349
                                                     Investment Technology Group                                     560,269

                                                     JPMorgan Chase                                                  715,248
                                                     JPMorgan Chase Commercial Mtge Securities                     2,449,180

                                                     Knight Capital Group                                             97,227
                                                     LaBranche & Co.                                                 104,975
                                                     LB-UBS Commercial Mtge Trust                                  3,739,983
                                                     Lehman Brothers Holdings                                      3,769,642
                                                     Merrill Lynch & Co.                                             753,439
                                                     Merrill Lynch Mtge Trust                                        429,755
                                                     Morgan Stanley                                                1,795,878
                                                     Morgan Stanley & Co.                                         19,193,760
                                                     Morgan Stanley Capital 1                                        295,290
                                                     Morgan Stanley, Dean Witter Capital 1                           476,043
                                                     PNC Financial Services Group                                  3,027,600
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                                            N/A                          N/A

-----------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                               N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                     None                                                   N/A
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                          N/A                          N/A
-----------------------------------------------------------------------------------------------------------------------------
European Equity                                      Credit Suisse Group                                           1,040,311
-----------------------------------------------------------------------------------------------------------------------------
Global Bond                                          Bear Stearns Commercial Mtge Securities                       3,157,553
                                                     Citigroup                                                     3,212,945
                                                     Citigroup Commercial Mortgage Trust                           2,230,723
                                                     CS First Boston Mtge Securities                               3,728,501
                                                     GS Mtg Securities II                                          3,782,438

                                                     JPMorgan Chase & Co.                                          1,734,247
                                                     JPMorgan Chase Commercial Mtge Securities                     2,818,685

                                                     LB-UBS Commercial Mtge Trust                                  8,553,595
                                                     Merrill Lynch Mtge Trust                                      1,077,793
                                                     Morgan Stanley Group                                          2,571,730
                                                     Morgan Stanley Capital 1                                      1,797,284
                                                     Morgan Stanley, Dean Witter Capital 1                         1,456,417
-----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 56

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 VALUE OF SECURITIES OWNED
                FUND                                                  ISSUER                      AT END OF FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------
Global Equity                                        Bear Stearns Companies                                 3,979,879
                                                     Citigroup                                             11,276,850
                                                     E*TRADE Financial                                      3,541,918
                                                     Goldman Sachs Group                                    2,938,103
                                                     Lehman Brothers Holdings                               4,408,283
-----------------------------------------------------------------------------------------------------------------------------
Global Technology                                    None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                      Credit Suisse Group                                    1,235,527
                                                     Pargesa Holding                                          748,742
-----------------------------------------------------------------------------------------------------------------------------
International Equity                                 None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
International Opportunity                            None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
International Select Value                           Credit Suisse Group                                   15,615,508
-----------------------------------------------------------------------------------------------------------------------------
International Small Cap                              None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                              None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                       Legg Mason                                            59,395,102
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                      None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                               None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                              None                                            N/A
-----------------------------------------------------------------------------------------------------------------------------

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - July 28, 2006                      Page 57

     TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                              AGGREGATE
                                                                                            DOLLAR AMOUNT                 AGGREGATE
                                                                                                  OF        AGGREGATE       DOLLAR
                                                              AGGREGATE DOLLAR  PERCENT OF   TRANSACTIONS     DOLLAR      AMOUNT OF
                FUND                                              AMOUNT OF     AGGREGATE     INVOLVING     AMOUNT OF    COMMISSIONS
                                                   NATURE OF     COMMISSIONS    BROKERAGE     PAYMENT OF   COMMISSIONS     PAID TO
                                         BROKER   AFFILIATION  PAID TO BROKER  COMMISSIONS   COMMISSIONS  PAID TO BROKER   BROKER
                              ------------------------------------------------------------------------------------------------------
                                                                  2006                                         2005          2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive              None                                                                   $0(a)           $0

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative            None                                                                    0(a)            0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                None                                                                    0(a)            0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Aggressive                                None                                                                    0(a)            0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Conservative                              None                                                                    0(a)            0
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity            None                                                                    0(a)            0
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                       None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                             None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                              None                                                                 10,142*      14,787*
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals                           None                                                                  3,614*      24,650*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                       None                                                                       0         360*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                          None                                                                       0         757*
------------------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                      N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth             JPMorgan                 4                $57*          0.04%        0.02%            27          103
                              Securities, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                         None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------

Fundamental Growth            Goldman Sachs & Co.      5                   0                                        38            0
                              ------------------------------------------------------------------------------------------------------
                              Raymond James            6                   0                                         0           15
                              Financial

------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                           None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------

Income Builder
Basic Income                            None(b)                                                             N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder
Enhanced Income                         None(b)                                                             N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder
Moderate Income                         None(b)                                                             N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Select Value                  Gabelli & Co.            7              14,216           3.19         2.96       143,463      464,895
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                      Page 58

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                              AGGREGATE
                                                                                            DOLLAR AMOUNT                 AGGREGATE
                                                                                                  OF        AGGREGATE       DOLLAR
                                                              AGGREGATE DOLLAR  PERCENT OF   TRANSACTIONS     DOLLAR      AMOUNT OF
                FUND                                              AMOUNT OF     AGGREGATE     INVOLVING     AMOUNT OF    COMMISSIONS
                                                   NATURE OF     COMMISSIONS    BROKERAGE     PAYMENT OF   COMMISSIONS     PAID TO
                                         BROKER   AFFILIATION  PAID TO BROKER  COMMISSIONS   COMMISSIONS  PAID TO BROKER   BROKER
                              ------------------------------------------------------------------------------------------------------
                                                                    2006                                      2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Short Duration
U.S. Government                           None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                          None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value               Goldman Sachs & Co.      5                1,821        0.07          0.04          1,943        46,047
                              ------------------------------------------------------------------------------------------------------
                              Janney
                              Montgomery Scott         8                    0                                        0         5,130
                              ------------------------------------------------------------------------------------------------------
                              Legg Mason Wood          8                    0                                    2,700             0
                              Walker, Inc.
                              ------------------------------------------------------------------------------------------------------
                              M.J. Whitman             9                    0                                        0       425,573

------------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage                       None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Value                                     None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------

                                                                    2005                                      2004          2003

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                     None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity          AEIS                     1              20,898*        3.36          7.33       217,347*      753,855*
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                  None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                       None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                      None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                       None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                           None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                               None                                                                    0(c)           N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                           None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                 None                                                                       0          0(d)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                        None                                                                       0          0(e)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and
Mid Cap Equity                            N/A                                                               N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small
Cap Value                                 N/A                                                               N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                             N/A                                                               N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                        AEIS                     1              13,720*        0.09          0.31       336,098*      745,620*
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                      None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected                       None                                                                       0          0(f)
Securities
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity              AEIS                     1              10,214*        0.15          0.33         6,644*          353*
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value               AEIS                     1                 276*        0.15          0.17           595*        1,577*
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                     None                                                                       0          0(d)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                          None                                                                       0             0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                      AEIS                     1                    0           0             0         8,440*       82,086*
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income     AEIS                     1               1,716*        0.05          0.15        73,448*       73,410*
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 59

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF
                                                                                              AGGREGATE
                                                                                            DOLLAR AMOUNT                 AGGREGATE
                                                                                                  OF        AGGREGATE       DOLLAR
                                                              AGGREGATE DOLLAR  PERCENT OF   TRANSACTIONS     DOLLAR      AMOUNT OF
                FUND                                              AMOUNT OF     AGGREGATE     INVOLVING     AMOUNT OF    COMMISSIONS
                                                   NATURE OF     COMMISSIONS    BROKERAGE     PAYMENT OF   COMMISSIONS     PAID TO
                                         BROKER   AFFILIATION  PAID TO BROKER  COMMISSIONS   COMMISSIONS  PAID TO BROKER   BROKER
                              ------------------------------------------------------------------------------------------------------
                                                                    2005                                       2004          2003
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                 AEIS                      1                  0            0             0        39,552*      23,417*
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                      None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------

Absolute Return                           N/A                                                               N/A          N/A
Currency and Income

------------------------------------------------------------------------------------------------------------------------------------
Disciplined                               N/A                                                               N/A          N/A
International Equity
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                          None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                     N/A                                                               N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
European Equity                           None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                               None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                             None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
Global Technology             AEIS                      1                  0            0             0        97,718*     495,249*
------------------------------------------------------------------------------------------------------------------------------------

International
Aggressive Growth             JPMorgan                  4              9,426         1.40          1.26         22,343            0
                              Securities, Inc.
                              ------------------------------------------------------------------------------------------------------
                              Cazenove, Inc.            4                339         0.05          0.01              0            0

------------------------------------------------------------------------------------------------------------------------------------
International Equity                      None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                 None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
International Select Value    Sanford C.               10              8,829         0.86          0.30         20,637            0
                              Bernstein & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                   None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                   None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                AEIS                      1                  0            0             0        17,994*      48,993*
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                           None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                    None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                   None                                                                       0            0
------------------------------------------------------------------------------------------------------------------------------------

*     Represents brokerage clearing fees.

(1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.

(2)   Affiliate of UBS, a subadviser.

(3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.

(4)   Affiliate of American Century, a subadviser.

(5)   Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.

(6) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated April 2005.

(7)   Affiliate of GAMCO Investors, Inc.

(8)   Affiliate of Royce & Associates, LLC., a subadviser.

(9) Affiliate of Third Avenue Management, LLC., a former subadviser, terminated March 15, 2004.

(10)  Affiliate of Alliance Capital, a subadviser.

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.


(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.



Statement of Additional Information - July 28, 2006                      Page 60

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 9. VALUING FUND SHARES

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive
    Class A                                                $274,554,183          23,539,942                         $11.66
    Class B                                                  78,677,290           6,790,053                          11.59
    Class C                                                   6,625,802             572,204                          11.58
    Class Y                                                      73,598               6,299                          11.68
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative
    Class A                                                  72,779,845           7,025,811                          10.36
    Class B                                                  35,941,069           3,479,541                          10.33
    Class C                                                   6,358,679             615,227                          10.34
    Class Y                                                      22,917               2,231                          10.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
    Class A                                                 410,452,525          37,117,589                          11.06
    Class B                                                 153,324,616          13,916,348                          11.02
    Class C                                                  18,297,163           1,659,289                          11.03
    Class Y                                                      35,121               3,180                          11.04
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive
    Class A                                                 550,462,749          48,536,983                          11.34
    Class B                                                 153,725,117          13,603,884                          11.30
    Class C                                                  15,333,283           1,357,122                          11.30
    Class Y                                                      74,196               6,535                          11.35
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative
    Class A                                                 149,387,431          13,993,001                          10.68
    Class B                                                  65,616,719           6,163,302                          10.65
    Class C                                                  10,535,671             989,022                          10.65
    Class Y                                                      26,817               2,521                          10.64
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity
    Class A                                                 230,985,409          19,267,462                          11.99
    Class B                                                  68,038,975           5,712,460                          11.91
    Class C                                                   6,085,364             511,295                          11.90
    Class Y                                                     185,531              15,446                          12.01
---------------------------------------------------------------------------------------------------------------------------
Small Company Index
    Class A                                                 884,035,092          98,598,963                           8.97
    Class B                                                 353,079,374          43,211,522                           8.17
    Class Y                                                  11,338,641           1,242,843                           9.12
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index
    Class D                                                  62,797,432          12,752,055                           4.92
    Class E                                                 218,282,185          44,141,362                           4.95
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------
Equity Value
    Class A                                                 927,894,821          76,298,569                          12.16
    Class B                                                 225,717,690          18,518,112                          12.19
    Class C                                                   3,752,762             310,331                          12.09
    Class I                                                      13,028               1,070                          12.18
    Class Y                                                  12,817,996           1,053,127                          12.17
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 61

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------
Precious Metals
    Class A                                                  87,002,631           5,904,662                          14.73
    Class B                                                  20,298,893           1,456,935                          13.93
    Class C                                                   1,914,924             138,680                          13.81
    Class I                                                      14,701                 989                          14.86
    Class Y                                                      77,459               5,212                          14.86
---------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage
    Class A                                                 603,322,076          83,470,357                           7.23
    Class B                                                 200,000,182          29,548,837                           6.77
    Class C                                                  12,052,669           1,780,485                           6.77
    Class I                                                  13,079,545           1,769,704                           7.39
    Class Y                                                     862,334             117,713                           7.33
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
    Class A                                                 148,638,914          27,402,154                           5.42
    Class B                                                  63,046,718          12,094,723                           5.21
    Class C                                                   6,026,458           1,155,756                           5.21
    Class I                                                  18,742,088           3,403,180                           5.51
    Class Y                                                     293,170              53,658                           5.46
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------

Aggressive Growth
    Class A                                                 417,938,522          50,038,917                           8.35
    Class B                                                 119,066,739          14,580,903                           8.17
    Class C                                                   1,962,794             240,391                           8.17
    Class I                                                  74,482,579           8,841,560                           8.42
    Class Y                                                     111,863              13,331                           8.39
---------------------------------------------------------------------------------------------------------------------------
Fundamental Growth
    Class A                                                  20,450,998           3,360,217                           6.09
    Class B                                                   7,294,807           1,228,621                           5.94
    Class C                                                     612,756             103,093                           5.94
    Class I                                                 136,879,180          22,283,868                           6.14
    Class Y                                                      41,335               6,741                           6.13
---------------------------------------------------------------------------------------------------------------------------
Fundamental Value
    Class A                                                 740,994,065         122,459,397                           6.05
    Class B                                                 281,336,084          47,798,821                           5.89
    Class C                                                  18,027,515           3,051,330                           5.91
    Class I                                                  85,711,567          14,037,723                           6.11
    Class Y                                                     773,060             127,109                           6.08
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond
    Class A                                               1,535,483,470         530,995,227                           2.89
    Class B                                                 432,579,549         149,692,333                           2.89
    Class C                                                  27,857,618           9,696,262                           2.87
    Class I                                                  24,008,981           8,308,786                           2.89
    Class Y                                                     715,095             247,523                           2.89
---------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income
    Class A                                                  19,244,987           1,927,394                           9.98
    Class B                                                   4,751,862             476,470                           9.97
    Class C                                                     698,459              69,950                           9.99
    Class Y                                                      44,896               4,495                           9.99
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                      Page 62

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------

Income Builder Enhanced Income
    Class A                                                  49,638,491           4,981,799                           9.96
    Class B                                                   9,581,422             962,358                           9.96
    Class C                                                   2,082,761             209,114                           9.96
    Class Y                                                      32,268               3,238                           9.97
---------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income
    Class A                                                  56,738,487           5,686,176                           9.98
    Class B                                                  10,243,754           1,028,294                           9.96
    Class C                                                   1,913,540             191,872                           9.97
    Class Y                                                      39,605               3,967                           9.98
---------------------------------------------------------------------------------------------------------------------------
Select Value
    Class A                                                 462,618,574          63,621,494                           7.27
    Class B                                                 151,084,709          21,400,655                           7.06
    Class C                                                   9,685,589           1,371,804                           7.06
    Class I                                                  13,011,082           1,767,912                           7.36
    Class Y                                                      81,330              11,117                           7.32
---------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government
    Class A                                                 640,796,129         136,877,022                           4.68
    Class B                                                 338,374,051          72,270,651                           4.68
    Class C                                                  14,524,073           3,102,467                           4.68
    Class I                                                  62,447,956          13,322,741                           4.69
    Class Y                                                  18,582,745           3,968,098                           4.68
---------------------------------------------------------------------------------------------------------------------------
Small Cap Equity
    Class A                                                 301,740,278          50,185,615                           6.01
    Class B                                                  60,305,938          10,418,435                           5.79
    Class C                                                   4,028,030             696,761                           5.78
    Class I                                                  13,723,448           2,252,911                           6.09
    Class Y                                                   3,785,809             623,527                           6.07
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value
    Class A                                                 684,925,134         102,738,724                           6.67
    Class B                                                 295,732,446          45,754,001                           6.46
    Class C                                                  19,259,021           2,974,187                           6.48
    Class I                                                  12,568,001           1,860,614                           6.75
    Class Y                                                     243,580              36,297                           6.71
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage
    Class A                                                 126,321,891          25,654,153                           4.92
    Class B                                                  64,490,312          13,091,553                           4.93
    Class C                                                   6,740,180           1,368,131                           4.93
    Class I                                                   6,171,017           1,254,745                           4.92
    Class Y                                                  34,633,492           7,037,905                           4.92
---------------------------------------------------------------------------------------------------------------------------
Value
    Class A                                                 221,591,869          41,066,770                           5.40
    Class B                                                 106,232,019          20,212,427                           5.26
    Class C                                                   7,160,611           1,358,478                           5.27
    Class I                                                  87,436,522          16,078,349                           5.44
    Class Y                                                     118,717              21,893                           5.42

---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt
    Class A                                                 189,684,740          35,995,218                           5.27
    Class B                                                  16,159,650           3,068,100                           5.27
    Class C                                                   3,056,044             579,245                           5.28
---------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity
    Class A                                                 808,056,488         110,670,374                           7.30
    Class B                                                 297,235,931          40,987,439                           7.25
    Class C                                                  11,875,411           1,638,182                           7.25
    Class I                                                      11,068               1,513                           7.32
    Class Y                                                     168,909              23,085                           7.32
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 63

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt
    Class A                                                  56,077,745          10,296,587                           5.45
    Class B                                                  17,522,009           3,217,293                           5.45
    Class C                                                   1,368,946             251,459                           5.44
---------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt
    Class A                                                  53,273,688           9,955,048                           5.35
    Class B                                                   5,477,255           1,023,070                           5.35
    Class C                                                   1,841,153             343,994                           5.35
---------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt
    Class A                                                 341,393,866          63,764,004                           5.35
    Class B                                                  48,659,135           9,087,318                           5.35
    Class C                                                   9,005,026           1,681,783                           5.35
---------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt
    Class A                                                  72,589,870          14,013,395                           5.18
    Class B                                                  10,908,968           2,105,995                           5.18
    Class C                                                   1,372,838             265,013                           5.18
---------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt
    Class A                                                  51,047,773           9,547,336                           5.35
    Class B                                                   8,148,165           1,523,978                           5.35
    Class C                                                   1,913,283             357,731                           5.35
---------------------------------------------------------------------------------------------------------------------------
Real Estate
    Class A                                                  61,688,427           4,590,743                          13.44
    Class B                                                  18,120,502           1,355,604                          13.37
    Class C                                                     930,923              69,635                          13.37
    Class I                                                  52,785,478           3,922,401                          13.46
    Class Y                                                      35,779               2,669                          13.41
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------
Cash Management
    Class A                                               3,053,596,963       3,053,389,372                           1.00
    Class B                                                 129,253,208         129,443,572                           1.00
    Class C                                                   2,169,631           2,169,977                           1.00
    Class I                                                  12,099,006          12,099,403                           1.00
    Class Y                                                 139,530,681         139,596,472                           1.00
---------------------------------------------------------------------------------------------------------------------------
Core Bond
    Class A                                                  39,922,457           4,107,510                           9.72
    Class B                                                  11,959,070           1,230,225                           9.72
    Class C                                                     595,484              61,240                           9.72
    Class I                                                 113,058,521          11,642,707                           9.71
    Class Y                                                     100,477              10,341                           9.72
---------------------------------------------------------------------------------------------------------------------------
Disciplined Equity
    Class A                                                  28,058,336           4,189,337                           6.70
    Class B                                                   9,287,787           1,402,057                           6.62
    Class C                                                     188,938              28,519                           6.62
    Class I                                                  81,805,703          12,152,084                           6.73
    Class Y                                                      34,351               5,118                           6.71
---------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                     N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                              N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Floating Rate                                            N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Growth
    Class A                                               2,101,095,913          74,131,468                          28.34
    Class B                                                 578,073,340          22,222,644                          26.01
    Class C                                                  14,995,769             576,446                          26.01
    Class I                                                 146,738,136           5,072,507                          28.93
    Class Y                                                 304,157,098          10,557,701                          28.81
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 64

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------
Income Opportunities
    Class A                                                 196,563,730          18,663,072                          10.53
    Class B                                                  79,198,259           7,522,267                          10.53
    Class C                                                   6,860,418             651,716                          10.53
    Class I                                                  68,574,958           6,502,225                          10.55
    Class Y                                                     406,041              38,524                          10.54
---------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities
    Class A                                                  86,210,888           8,606,293                          10.02
    Class B                                                  48,510,793           4,844,943                          10.01
    Class C                                                   3,772,778             376,805                          10.01
    Class I                                                  51,702,672           5,161,341                          10.02
    Class Y                                                      10,016               1,000                          10.02
---------------------------------------------------------------------------------------------------------------------------
Large Cap Equity
    Class A                                               1,030,109,387         195,824,050                           5.26
    Class B                                                 471,864,336          91,616,485                           5.15
    Class C                                                   9,284,115           1,799,299                           5.16
    Class I                                                  42,610,172           8,026,676                           5.31
    Class Y                                                     208,437              39,442                           5.28
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value
    Class A                                                  74,114,932          12,713,655                           5.83
    Class B                                                  28,468,201           4,935,011                           5.77
    Class C                                                   1,392,159             241,376                           5.77
    Class I                                                  37,827,081           6,453,226                           5.86
    Class Y                                                     140,096              23,947                           5.85
---------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond
    Class A                                                  83,392,570           8,517,001                           9.79
    Class B                                                  25,023,689           2,555,305                           9.79
    Class C                                                   1,611,885             164,656                           9.79
    Class I                                                  70,057,990           7,154,021                           9.79
    Class Y                                                      59,896               6,118                           9.79
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
Diversified Bond
    Class A                                               1,774,392,052         362,799,390                           4.89
    Class B                                                 484,320,317          99,003,330                           4.89
    Class C                                                  18,092,300           3,693,765                           4.90
    Class I                                                       9,963               2,037                           4.89
    Class Y                                                 202,310,332          41,351,259                           4.89
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------
Balanced
    Class A                                                 989,855,377         100,563,086                           9.84
    Class B                                                  81,235,914           8,306,982                           9.78
    Class C                                                   3,167,458             324,045                           9.77
    Class Y                                                 164,005,099          16,664,056                           9.84
---------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income
    Class A                                               3,750,608,952         309,712,571                          12.11
    Class B                                               1,141,027,745          94,507,900                          12.07
    Class C                                                  58,192,787           4,825,899                          12.06
    Class I                                                  95,655,178           7,887,479                          12.13
    Class Y                                                  57,832,165           4,771,115                          12.12
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
    Class A                                                 781,926,580          91,332,628                           8.56
    Class B                                                 242,239,643          28,890,614                           8.38
    Class C                                                  13,765,933           1,641,443                           8.39
    Class I                                                  11,962,819           1,382,578                           8.65
    Class Y                                                     817,961              94,943                           8.62
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 65

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------
Strategic Allocation
    Class A                                                 937,598,891          94,157,621                           9.96
    Class B                                                  96,316,098           9,745,469                           9.88
    Class C                                                   6,951,641             705,134                           9.86
    Class Y                                                   4,286,744             430,514                           9.96
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                      N/A                N/A                          N/A

---------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                         N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets
    Class A                                                 294,798,922          35,826,550                           8.23
    Class B                                                  73,863,781           9,501,233                           7.77
    Class C                                                   2,661,530             341,553                           7.79
    Class I                                                  19,381,418           2,322,319                           8.35
    Class Y                                                   2,447,909             293,926                           8.33
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                    N/A                N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
European Equity
    Class A                                                  78,423,112          18,715,930                           4.19
    Class B                                                  30,637,252           7,429,954                           4.12
    Class C                                                   1,384,438             335,753                           4.12
    Class I                                                      12,031               2,865                           4.20
    Class Y                                                      15,392               3,668                           4.20
---------------------------------------------------------------------------------------------------------------------------
Global Bond
    Class A                                                 353,306,100          53,604,049                           6.59
    Class B                                                 110,636,065          16,777,180                           6.59
    Class C                                                   4,262,484             649,122                           6.57
    Class I                                                  88,550,052          13,406,394                           6.61
    Class Y                                                      84,162              12,737                           6.61
---------------------------------------------------------------------------------------------------------------------------
Global Equity
    Class A                                                 446,193,352          71,576,192                           6.23
    Class B                                                 101,828,582          17,316,751                           5.88
    Class C                                                   2,334,217             399,315                           5.85
    Class Y                                                   6,374,512           1,013,563                           6.29
---------------------------------------------------------------------------------------------------------------------------
Global Technology
    Class A                                                 119,620,235          60,027,181                           1.99
    Class B                                                  46,433,081          26,742,918                           1.74
    Class C                                                   3,185,209           1,829,272                           1.74
    Class I                                                      11,844               5,882                           2.01
    Class Y                                                     326,124             162,930                           2.00
---------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth
    Class A                                                 215,872,577          26,820,498                           8.05
    Class B                                                  57,819,694           7,397,837                           7.82
    Class C                                                   3,261,563             417,375                           7.81
    Class I                                                  82,548,346          10,155,034                           8.13
    Class Y                                                     515,894              63,737                           8.09
---------------------------------------------------------------------------------------------------------------------------
International Equity
    Class A                                                  91,200,721          12,421,110                           7.34
    Class B                                                  24,016,557           3,318,677                           7.24
    Class C                                                   1,455,722             201,064                           7.24
    Class I                                                  45,221,005           6,123,641                           7.38
    Class Y                                                      94,215              12,808                           7.36
---------------------------------------------------------------------------------------------------------------------------
International Opportunity
    Class A                                                 407,578,897          53,203,222                           7.66
    Class B                                                  81,360,280          10,929,544                           7.44
    Class C                                                   2,726,160             368,649                           7.40
    Class I                                                  49,993,704           6,452,691                           7.75
    Class Y                                                     366,531              47,574                           7.70
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 66

---------------------------------------------------------------------------------------------------------------------------
                          FUND                              NET ASSETS   SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
---------------------------------------------------------------------------------------------------------------------------
International Select Value                                  998,861,154         111,046,133                           9.00
    Class A                                                 307,576,476          35,286,756                           8.72
    Class B                                                  17,029,395           1,954,898                           8.71
    Class C                                                  61,144,808           6,727,163                           9.09
    Class I                                                     915,632             101,103                           9.06
    Class Y
---------------------------------------------------------------------------------------------------------------------------
International Small Cap
    Class A                                                  65,510,944           7,438,951                           8.81
    Class B                                                  16,955,452           1,972,160                           8.60
    Class C                                                     839,377              97,387                           8.62
    Class I                                                  10,298,228           1,158,140                           8.89
    Class Y                                                      86,855               9,817                           8.85
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt
    Class A                                                 102,085,224          19,306,431                           5.29
    Class B                                                  16,816,090           3,182,725                           5.28
    Class C                                                   6,130,727           1,160,263                           5.28
    Class Y                                                       1,277                 243                           5.26
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
    Class A                                               1,376,047,279          94,971,809                          14.49
    Class B                                                 328,834,586          24,758,767                          13.28
    Class C                                                  12,425,207             935,688                          13.28
    Class I                                                  43,239,318           2,931,586                          14.75
    Class Y                                                 202,816,215          13,821,344                          14.67
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond
    Class A                                                 601,070,861         156,411,350                           3.84
    Class B                                                  28,874,300           7,513,770                           3.84
    Class C                                                   3,814,428             992,278                           3.84
    Class Y                                                       1,871                 487                           3.84
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income
    Class A                                               3,459,967,688         788,294,542                           4.39
    Class B                                                 190,108,346          43,318,158                           4.39
    Class C                                                  23,087,288           5,258,196                           4.39
    Class Y                                                       1,979                 451                           4.39
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                     119,798,091         119,826,052                           1.00
---------------------------------------------------------------------------------------------------------------------------

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

      o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

      o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

      o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

      o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

      o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

      o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in



Statement of Additional Information - July 28, 2006                      Page 67
            foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

      o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

      o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

      o Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

      o When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.



Statement of Additional Information - July 28, 2006                      Page 68

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the funds' website (www.riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.


In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least thirty
(30) days old.


From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Investor Responsibility Research Center, Inc.), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), and (3) other entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley). In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.



Statement of Additional Information - July 28, 2006                      Page 69

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.



Statement of Additional Information - July 28, 2006                      Page 70

PROXY VOTING

GENERAL GUIDELINES


The funds uphold a long tradition of sound and principled corporate governance. For approximately thirty (30) years, the Board, which consists of a majority of independent directors, has voted proxies. The funds' administrator, Ameriprise Financial, provides support to the Board in connection with the proxy voting process. General guidelines are:


      o CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

      o CHANGES IN CAPITAL STRUCTURE -- The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

      o STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

      o SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of a fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co. The investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.

Funds-of-funds only own shares of other RiverSource funds and vote proxies of those funds whenever shareholder meetings are held. Funds-of-funds will vote for, against or abstain on each proposal that the underlying RiverSource fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying RiverSource fund vote the proposal. Funds-of-funds do not invest in publicly-held operating companies.



Statement of Additional Information - July 28, 2006                      Page 71

PROXY VOTING RECORD

Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through www.riversource.com/funds, or searching the website of the SEC at www.sec.gov.

INVESTING IN A FUND


Absolute Return Currency and Income Fund is currently only available to certain limited institutional investors through the sale of Class I shares. Class A, B, C and Y are currently not offered.


SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A -- CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                         TABLE 10. CLASS A SALES CHARGE

-------------------------------------------------------------------------------------------------------------------------------

                                                                                FUND OF FUNDS - FIXED INCOME, STATE TAX-EXEMPT
                                                                                      FIXED INCOME, TAXABLE FIXED INCOME,
        FUND CATEGORY             BALANCED, EQUITY, FUND OF FUNDS - EQUITY                  TAX-EXEMPT FIXED INCOME

                              -------------------------------------------------------------------------------------------------
                                                              SALES CHARGE* AS A PERCENTAGE OF:
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL MARKET VALUE       PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED    PUBLIC OFFERING PRICE**     NET AMOUNT INVESTED
-------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                          5.75%                    6.10%                   4.75%                    4.99%
-------------------------------------------------------------------------------------------------------------------------------
$50,000-$99,999                        4.75%                    4.99%                   4.25%                    4.44%
-------------------------------------------------------------------------------------------------------------------------------
$100,000-$249,999                      3.50%                    3.63%                   3.50%                    3.63%
-------------------------------------------------------------------------------------------------------------------------------
$250,000-$499,999                      2.50%                    2.56%                   2.50%                    2.56%
-------------------------------------------------------------------------------------------------------------------------------
$500,000-$999,999                      2.00%                    2.04%                   2.00%                    2.04%
-------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more***                  0.00%                    0.00%                   0.00%                    0.00%
-------------------------------------------------------------------------------------------------------------------------------

  * Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making such a sale. Money market funds do not have a sales charge for Class A shares.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - July 28, 2006                      Page 72

                         TABLE 11. PUBLIC OFFERING PRICE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   1.0 MINUS MAXIMUM
                    FUND                                   NET ASSET VALUE           SALES CHARGE        PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                          $11.66                  0.9425                    $12.37
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                         10.36                  0.9525                     10.88
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                             11.06                  0.9425                     11.73
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                  11.34                  0.9425                     12.03
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                10.68                  0.9525                     11.21
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                         11.99                  0.9425                     12.72
-------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                     8.97                  0.9425                      9.52
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (for Class D)                                             4.92         No sales charge                      4.92
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                           12.16                  0.9425                     12.90
-------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                                        14.73                  0.9425                     15.63
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                     7.23                  0.9425                      7.67
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                        5.42                  0.9425                      5.75
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                                       8.35                  0.9425                      8.86
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                      6.09                  0.9425                      6.46
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                       6.05                  0.9425                      6.42
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                         2.89                  0.9525                      3.03
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                             9.98                  0.9525                     10.48
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                          9.96                  0.9525                     10.46
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                          9.98                  0.9525                     10.48
-------------------------------------------------------------------------------------------------------------------------------
Select Value                                                            7.27                  0.9425                      7.71
-------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                          4.68                  0.9525                      4.91
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                        6.01                  0.9425                      6.38
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                         6.67                  0.9425                      7.08
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                4.92                  0.9525                      5.17
-------------------------------------------------------------------------------------------------------------------------------
Value                                                                   5.40                  0.9425                      5.73

-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                                   5.27                  0.9525                      5.53
-------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                    7.30                  0.9425                      7.75
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                                                5.45                  0.9525                      5.72
-------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                                     5.35                  0.9525                      5.62
-------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                                    5.35                  0.9525                      5.62
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 73

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   1.0 MINUS MAXIMUM
                    FUND                                   NET ASSET VALUE           SALES CHARGE        PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                                     5.18                  0.9525                      5.44
-------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                                         5.35                  0.9525                      5.62
-------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                            13.44                  0.9425                     14.26
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                         1.00         No sales charge                      1.00
-------------------------------------------------------------------------------------------------------------------------------
Core Bond                                                               9.72                  0.9525                     10.20
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                      6.70                  0.9425                      7.11
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                     N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                              N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                            N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Growth                                                                 28.34                  0.9425                     30.07
-------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                   10.53                  0.9525                     11.06
-------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                         10.02                  0.9525                     10.52
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                        5.26                  0.9425                      5.58
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                         5.83                  0.9425                      6.19
-------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                   9.79                  0.9525                     10.28
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                        4.89                  0.9525                      5.13
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Balanced                                                                9.84                  0.9425                     10.44
-------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                              12.11                  0.9425                     12.85
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                           8.56                  0.9425                      9.08
-------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                    9.96                  0.9425                     10.57
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                                      N/A                     N/A                       N/A

-------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                         N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                        8.23                  0.9425                      8.73
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                    N/A                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------
European Equity                                                         4.19                  0.9425                      4.45
-------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                             6.59                  0.9525                      6.92
-------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                           6.23                  0.9425                      6.61
-------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                       1.99                  0.9425                      2.11
-------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                         8.05                  0.9425                      8.54
-------------------------------------------------------------------------------------------------------------------------------
International Equity                                                    7.34                  0.9425                      7.79
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                               7.66                  0.9425                      8.13
-------------------------------------------------------------------------------------------------------------------------------
International Select Value                                              9.00                  0.9425                      9.55
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                 8.81                  0.9425                      9.35
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                 5.29                  0.9525                      5.55
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                         14.49                  0.9425                     15.37
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                         3.84                  0.9525                      4.03
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                  4.39                  0.9525                      4.61
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                 1.00         No sales charge                      1.00
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 74

CLASS A -- LETTER OF INTENT (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before your financial institution receives your signed LOI will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of an RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial adviser in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS B SHARES

Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS Y SHARES

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee, but have a separate shareholder service fee. The following investors are eligible to purchase Class Y shares:

      o     Qualified employee benefit plans* if the plan:

            o uses a daily transfer recordkeeping service offering participants daily access to RiverSource funds and has

                  o     at least $10 million in plan assets or

                  o     500 or more participants; or

            o     does not use daily transfer recordkeeping and has

                  o     at least $3 million invested in RiverSource funds or

                  o     500 or more participants.

                  A plan that qualifies for investment in Class E or Y may continue to invest in Class E or Y even if it subsequently falls below the required level of assets or participants.



Statement of Additional Information - July 28, 2006                      Page 75

      o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in RiverSource funds.

      o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

      o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

MONEY MARKET FUNDS

The minimum purchase amount for directors, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

REJECTION OF BUSINESS


Each fund and RiverSource Service Corporation reserve the right to reject any business, in its sole discretion.


SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

      o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

      o Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or


      o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.



Statement of Additional Information - July 28, 2006                      Page 76

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial institution. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.



Statement of Additional Information - July 28, 2006                      Page 77

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 12. CAPITAL LOSS CARRYOVER

------------------------------------------------------------------------------------
                     TOTAL
                    CAPITAL        AMOUNT        AMOUNT       AMOUNT       AMOUNT
                      LOSS        EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         CARRYOVERS      IN 2007       IN 2008     IN 2009       IN 2010
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------
Portfolio                     0
Builder
Aggressive
------------------------------------------------------------------------------------
Portfolio                     0
Builder
Conservative
------------------------------------------------------------------------------------
Portfolio                     0
Builder
Moderate
------------------------------------------------------------------------------------
Portfolio                     0
Builder
Moderate
Aggressive
------------------------------------------------------------------------------------
Portfolio                     0
Builder
Moderate
Conservative
------------------------------------------------------------------------------------
Portfolio                     0
Builder
Total Equity
------------------------------------------------------------------------------------
Small Company                 0
Index
------------------------------------------------------------------------------------
S&P 500 Index        32,236,725             0            0    2,387,603    5,416,211
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------
Equity Value        110,768,162             0            0            0        0
------------------------------------------------------------------------------------
Precious              1,549,744             0            0            0        0
Metals
------------------------------------------------------------------------------------
Small Cap                     0
Advantage
------------------------------------------------------------------------------------
Small Cap                     0
Growth
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2010
------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2015
------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2020
------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2025
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                      AMOUNT       AMOUNT        AMOUNT       AMOUNT       AMOUNT
                     EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND           IN 2011       IN 2012      IN 2013      IN 2014       IN 2015

--------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PEROID ENDING JANUARY 31
--------------------------------------------------------------------------------------
Portfolio
Builder
Aggressive
--------------------------------------------------------------------------------------
Portfolio
Builder
Conservative
--------------------------------------------------------------------------------------
Portfolio
Builder
Moderate
--------------------------------------------------------------------------------------
Portfolio
Builder
Moderate
Aggressive
--------------------------------------------------------------------------------------
Portfolio
Builder
Moderate
Conservative
--------------------------------------------------------------------------------------
Portfolio
Builder
Total Equity
--------------------------------------------------------------------------------------
Small Company
Index
--------------------------------------------------------------------------------------

S&P 500 Index                 0    14,802,476    9,630,435            0             0

--------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------

Equity Value         68,592,915    42,175,247            0            0             0
--------------------------------------------------------------------------------------
Precious                      0             0    1,549,744            0             0
Metals

--------------------------------------------------------------------------------------
Small Cap
Advantage
--------------------------------------------------------------------------------------
Small Cap
Growth
--------------------------------------------------------------------------------------
FOR FUNDS WITH
FISCAL PERIOD
ENDING APRIL 30
--------------------------------------------------------------------------------------
Retirement
Plus 2010
--------------------------------------------------------------------------------------
Retirement
Plus 2015
--------------------------------------------------------------------------------------
Retirement
Plus 2020
--------------------------------------------------------------------------------------
Retirement
Plus 2025
--------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 78

-------------------------------------------------------------------------------------
                     TOTAL
                    CAPITAL        AMOUNT        AMOUNT       AMOUNT       AMOUNT
                      LOSS        EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         CARRYOVERS      IN 2007       IN 2008     IN 2009       IN 2010
-------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2030
-------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2035
-------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2040
-------------------------------------------------------------------------------------
Retirement                  N/A
Plus 2045
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------

Aggressive        1,227,447,858             0   20,090,427  841,156,325   315,348,051
Growth
-------------------------------------------------------------------------------------
Fundamental                   0
Growth
-------------------------------------------------------------------------------------
Fundamental                   0
Value
-------------------------------------------------------------------------------------
High Yield Bond   1,406,515,123             0   80,574,095  226,001,198   517,121,802
-------------------------------------------------------------------------------------
Income Builder               48             0            0            0             0
Basic Income
-------------------------------------------------------------------------------------
Income Builder                6             0            0            0             0
Enhanced Income
-------------------------------------------------------------------------------------
Income Builder               17             0            0            0             0
Moderate Income
-------------------------------------------------------------------------------------
Select Value         17,611,971             0            0            0             0
-------------------------------------------------------------------------------------
Short Duration      216,881,168             0   35,174,077  117,356,906             0
U.S. Government
-------------------------------------------------------------------------------------
Small Cap Equity     46,312,769             0            0    4,182,470    42,130,299

-------------------------------------------------------------------------------------
Small Cap Value               0
-------------------------------------------------------------------------------------

U.S. Government       1,999,586             0            0            0             0
Mortgage

-------------------------------------------------------------------------------------
Value                         0
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------
California                    0
Tax-Exempt
-------------------------------------------------------------------------------------
Dividend            501,472,613             0            0            0             0
Opportunity
-------------------------------------------------------------------------------------
Massachusetts                 0
Tax-Exempt
-------------------------------------------------------------------------------------
Michigan                      0
Tax-Exempt
-------------------------------------------------------------------------------------
Minnesota                     0
Tax-Exempt
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                    AMOUNT       AMOUNT        AMOUNT       AMOUNT       AMOUNT
                   EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         IN 2011       IN 2012      IN 2013      IN 2014       IN 2015

------------------------------------------------------------------------------------
Retirement
Plus 2030
------------------------------------------------------------------------------------
Retirement
Plus 2035
------------------------------------------------------------------------------------
Retirement
Plus 2040
------------------------------------------------------------------------------------
Retirement
Plus 2045
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------

Aggressive         23,741,111    27,111,944            0            0             0
Growth
------------------------------------------------------------------------------------
Fundamental
Growth
------------------------------------------------------------------------------------
Fundamental
Value
------------------------------------------------------------------------------------
High Yield Bond   552,664,309             0            0   19,048,600    11,105,119
------------------------------------------------------------------------------------
Income Builder              0             0            0           48             0
Basic Income
------------------------------------------------------------------------------------
Income Builder              0             0            0            6             0
Enhanced Income
------------------------------------------------------------------------------------
Income Builder              0             0            0           17             0
Moderate Income
------------------------------------------------------------------------------------
Select Value       15,103,541     2,508,430            0            0             0
------------------------------------------------------------------------------------
Short Duration              0             0   36,267,962   20,469,230     7,612,993
U.S. Government
------------------------------------------------------------------------------------
Small Cap Equity            0             0            0            0             0

------------------------------------------------------------------------------------
Small Cap Value
------------------------------------------------------------------------------------

U.S. Government             0             0            0      545,026     1,454,560
Mortgage

------------------------------------------------------------------------------------
Value
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------
California
Tax-Exempt
------------------------------------------------------------------------------------

Dividend          501,472,613             0            0            0             0
Opportunity

------------------------------------------------------------------------------------
Massachusetts
Tax-Exempt
------------------------------------------------------------------------------------
Michigan
Tax-Exempt
------------------------------------------------------------------------------------
Minnesota
Tax-Exempt
------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 79

-------------------------------------------------------------------------------------
                     TOTAL
                    CAPITAL        AMOUNT        AMOUNT       AMOUNT       AMOUNT
                      LOSS        EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         CARRYOVERS      IN 2007       IN 2008     IN 2009       IN 2010
-------------------------------------------------------------------------------------
New York                      0
Tax-Exempt
-------------------------------------------------------------------------------------
Ohio                     87,465             0            0            0             0
Tax-Exempt
-------------------------------------------------------------------------------------
Real Estate                   0
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------
Cash Management               0
-------------------------------------------------------------------------------------
Core Bond               138,430             0            0            0             0
-------------------------------------------------------------------------------------
Disciplined                   0
Equity
-------------------------------------------------------------------------------------
Disciplined                 N/A
Small and Mid
Cap Equity
-------------------------------------------------------------------------------------
Disciplined                 N/A
Small Cap Value
-------------------------------------------------------------------------------------
Floating Rate               N/A
-------------------------------------------------------------------------------------
Growth              913,031,953             0            0            0   544,257,626
-------------------------------------------------------------------------------------
Income                        0
Opportunities
-------------------------------------------------------------------------------------
Inflation                52,096             0            0            0             0
Protected
Securities
-------------------------------------------------------------------------------------
Large Cap Equity    953,822,923             0  506,643,917  416,711,846    20,988,174
-------------------------------------------------------------------------------------
Large Cap Value               0
-------------------------------------------------------------------------------------
Limited                  34,483             0            0            0             0
Duration Bond
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------
Diversified Bond    104,817,787             0            0   78,698,873    26,118,914
-------------------------------------------------------------------------------------
FOR FUNDS WITH
FISCAL PERIOD
ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------
Balanced            836,509,970             0            0            0   442,946,112
-------------------------------------------------------------------------------------
Diversified                   0
Equity Income
-------------------------------------------------------------------------------------
Mid Cap Value                 0
-------------------------------------------------------------------------------------
Strategic           112,166,989             0            0            0     9,602,040
Allocation
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------

Absolute Return             N/A
Currency
and Income

-------------------------------------------------------------------------------------
Disciplined                 N/A
International
Equity
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                    AMOUNT       AMOUNT        AMOUNT       AMOUNT       AMOUNT
                   EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         IN 2011       IN 2012      IN 2013      IN 2014       IN 2015

------------------------------------------------------------------------------------
New York
Tax-Exempt
------------------------------------------------------------------------------------

Ohio                        0             0       87,465            0             0
Tax-Exempt

------------------------------------------------------------------------------------
Real Estate
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------
Cash Management
------------------------------------------------------------------------------------

Core Bond                   0             0            0      138,430             0

------------------------------------------------------------------------------------
Disciplined
Equity
------------------------------------------------------------------------------------
Disciplined
Small and Mid
Cap Equity
------------------------------------------------------------------------------------
Disciplined
Small Cap Value
------------------------------------------------------------------------------------
Floating Rate
------------------------------------------------------------------------------------

Growth            368,774,327             0            0            0             0

------------------------------------------------------------------------------------
Income
Opportunities
------------------------------------------------------------------------------------

Inflation                   0             0            0       52,096             0
Protected
Securities
------------------------------------------------------------------------------------
Large Cap Equity    9,478,986             0            0            0             0

------------------------------------------------------------------------------------
Large Cap Value
------------------------------------------------------------------------------------

Limited                     0             0            0       34,483             0
Duration Bond

------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------

Diversified Bond            0             0            0            0             0

------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------

Balanced          368,676,980    24,886,878            0            0             0

------------------------------------------------------------------------------------
Diversified
Equity Income
------------------------------------------------------------------------------------
Mid Cap Value
------------------------------------------------------------------------------------

Strategic         102,564,949             0            0            0             0
Allocation

------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------

Absolute Return
Currency
and Income

------------------------------------------------------------------------------------
Disciplined
International
Equity
------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 80

-------------------------------------------------------------------------------------
                     TOTAL
                    CAPITAL        AMOUNT        AMOUNT       AMOUNT       AMOUNT
                      LOSS        EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         CARRYOVERS      IN 2007       IN 2008     IN 2009       IN 2010
-------------------------------------------------------------------------------------
Emerging                898,826             0            0      898,826             0
Markets
-------------------------------------------------------------------------------------
Emerging                    N/A
Markets Bond
-------------------------------------------------------------------------------------
European Equity      88,587,807             0            0   67,052,074    16,514,518
-------------------------------------------------------------------------------------
Global Bond           6,100,374             0            0            0     6,100,374
-------------------------------------------------------------------------------------
Global Equity       565,449,466             0            0  391,304,630   143,634,885
-------------------------------------------------------------------------------------
Global              386,068,821             0            0  304,769,594    81,299,227
Technology
-------------------------------------------------------------------------------------
International                 0
Aggressive
Growth
-------------------------------------------------------------------------------------
International                 0
Equity
-------------------------------------------------------------------------------------
International       419,302,462             0            0  321,807,492    59,231,998
Opportunity
-------------------------------------------------------------------------------------
International                 0
Select Value
-------------------------------------------------------------------------------------
International                 0
Small Cap
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------
Intermediate                  0
Tax-Exempt
-------------------------------------------------------------------------------------
Mid Cap Growth                0
-------------------------------------------------------------------------------------
Tax-Exempt Bond               0
-------------------------------------------------------------------------------------
Tax-Exempt                    0
High Income
-------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------
Tax-Exempt               22,784             0          166            0        18,331
Money Market
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                    AMOUNT       AMOUNT        AMOUNT       AMOUNT       AMOUNT
                   EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
      FUND         IN 2011       IN 2012      IN 2013      IN 2014       IN 2015
------------------------------------------------------------------------------------
Emerging        0            0             0            0            0             0
Markets

------------------------------------------------------------------------------------
Emerging
Markets Bond
------------------------------------------------------------------------------------

European Equity     5,021,215             0            0            0             0
------------------------------------------------------------------------------------
Global Bond                 0             0            0            0             0
------------------------------------------------------------------------------------
Global Equity      30,509,951             0            0            0             0
------------------------------------------------------------------------------------
Global                      0             0            0            0             0
Technology

------------------------------------------------------------------------------------
International
Aggressive
Growth
------------------------------------------------------------------------------------
International
Equity
------------------------------------------------------------------------------------

International      38,262,972             0            0            0             0
Opportunity

------------------------------------------------------------------------------------
International
Select Value
------------------------------------------------------------------------------------
International
Small Cap
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------
Intermediate
Tax-Exempt
------------------------------------------------------------------------------------
Mid Cap Growth
------------------------------------------------------------------------------------
Tax-Exempt Bond
------------------------------------------------------------------------------------
Tax-Exempt
High Income
------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------

Tax-Exempt                  0             0        4,287            0             0
Money Market

------------------------------------------------------------------------------------

It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.



Statement of Additional Information - July 28, 2006                      Page 81

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE

You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.


FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.


Under current tax law, the maximum tax paid on dividends by individuals is 15% (5% for taxpayers in the 10% and 15% brackets) for tax years through 2010. The maximum capital gain rate for securities sold on or after May 6, 2003 through 2010 is 15% (5% for taxpayers in the 10% and 15% brackets).

Only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - July 28, 2006                      Page 82

           TABLE 13. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

--------------------------------------------------------------------------------------------------------------------------------
                                                        PERCENT OF DIVIDENDS QUALIFYING           QUALIFIED DIVIDEND INCOME
                     FUND                                   FOR CORPORATE DEDUCTION                    FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                           24.01%                                 44.44%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                          5.29                                  10.05
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                             11.64                                  21.59
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                  16.98                                  31.55
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                 8.29                                  15.39
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                         34.10                                  63.40
--------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                    100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                          100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                           100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                                          0                                      0
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                    35.64                                  36.35
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                         0                                      0
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                    N/A                                    N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                                      20.84                                  24.02
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                     100.00                                 100.00

--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                      100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------

High Yield Bond                                                         0.03                                   0.03
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                            24.20                                  24.07
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                         17.85                                  17.58
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                         21.16                                  20.97

--------------------------------------------------------------------------------------------------------------------------------
Select Value                                                           100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                           0                                      0
--------------------------------------------------------------------------------------------------------------------------------

Small Cap Equity                                                       38.41                                  39.74
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                        23.75                                  25.87

--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                 0                                      0
--------------------------------------------------------------------------------------------------------------------------------
Value                                                                  100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                                    0                                      0
--------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                   100.00                                 100.00
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                                                 0                                      0
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                                      0                                      0
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 83

------------------------------------------------------------------------------------------------------------------------------
                                                        PERCENT OF DIVIDENDS QUALIFYING           QUALIFIED DIVIDEND INCOME
                     FUND                                   FOR CORPORATE DEDUCTION                    FOR INDIVIDUALS
------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                                   0                                     0
------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                                     0                                    0
------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                                         0                                    0
------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                            0.12                                 1.61
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                         0                                    0
------------------------------------------------------------------------------------------------------------------------------
Core Bond                                                               0                                    0
------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                    34.99                                35.08
------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                   N/A                                  N/A
------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                            N/A                                  N/A
------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                          N/A                                  N/A
------------------------------------------------------------------------------------------------------------------------------
Growth                                                                  0                                    0
------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                   0.13                                 0.13
------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                          0                                    0
------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                      91.46                                91.96
------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                       50.94                                55.22
------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                   0                                    0
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                        0                                    0
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------
Balanced                                                              61.50                                68.42
------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                             100.00                               100.00
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                         78.07                                83.61
------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                  78.92                                99.76
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                                    N/A                                  N/A

------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                       N/A                                  N/A
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                        0                                  100.00
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                  N/A                                  N/A
------------------------------------------------------------------------------------------------------------------------------
European Equity                                                         0                                  100.00
------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                             0                                    0
------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                         100.00                               100.00
------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                       0                                    0
------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                        1.48                                99.98
------------------------------------------------------------------------------------------------------------------------------
International Equity                                                   0.19                                47.51
------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                               0                                  100.00
------------------------------------------------------------------------------------------------------------------------------
International Select Value                                              0                                    0
------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                 0                                  36.78
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                 0                                    0
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                          0                                    0
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                         0                                    0
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                  0                                    0
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                 0                                    0
------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 84

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.



Statement of Additional Information - July 28, 2006                      Page 85

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 14. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                     First $1.0               0.890%                       N/A
                                                         Next 1.0                0.865
                                                         Next 1.0                0.840
                                                         Next 3.0                0.815
                                                         Next 1.5                0.790
                                                         Next 1.5                0.775
                                                         Next 1.0                0.770
                                                         Next 5.0                0.760
                                                         Next 5.0                0.750
                                                         Next 4.0                0.740
                                                        Next 26.0                0.720
                                                        Over 50.0                0.700
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                      First $0.50               0.890                        0.885

                                                        Next 0.50                0.865
                                                         Next 1.0                0.840
                                                         Next 1.0                0.815
                                                         Next 3.0                0.790
                                                         Over 6.0                0.765
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                First $1.0               0.530                        0.525*
                                                         Next 1.0                0.505
                                                         Next 1.0                0.480
                                                         Next 3.0                0.455
                                                         Next 1.5                0.430
                                                         Next 2.5                0.410
                                                         Next 5.0                0.390
                                                         Next 9.0                0.370
                                                        Over 24.0                0.350
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                  First $0.25               0.410         California - 0.470*
Massachusetts Tax-Exempt                                Next 0.25                0.385         Massachusetts - 0.470*
Michigan Tax-Exempt                                     Next 0.25                0.360         Michigan - 0.470*
Minnesota Tax-Exempt                                    Next 0.25                0.345         Minnesota - 0.461*
New York Tax-Exempt                                      Next 6.5                0.320         New York - 0.470*
Ohio Tax-Exempt                                          Next 2.5                0.310         Ohio - 0.470*
                                                         Next 5.0                0.300
                                                         Next 9.0                0.290
                                                        Next 26.0                0.270
                                                        Over 50.0                0.250
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 86

------------------------------------------------------------------------------------------------------------------------------------
                                                                       ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                               ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                                       First $1.0               0.330                        0.327*
                                                       Next 0.5                0.313
                                                       Next 0.5                0.295
                                                       Next 0.5                0.278
                                                       Next 2.5                0.260
                                                       Next 1.0                0.240
                                                       Next 1.5                0.220
                                                       Next 1.5                0.215
                                                       Next 1.0                0.190
                                                       Next 5.0                0.180
                                                       Next 5.0                0.170
                                                       Next 4.0                0.160
                                                      Over 24.0                0.150
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                             First $1.0               0.480         Core Bond - 0.540*
Diversified Bond                                       Next 1.0                0.455         Diversified Bond - 0.500*
Limited Duration Bond                                  Next 1.0                0.430         Limited Duration Bond - 0.540*
                                                       Next 3.0                0.405
                                                       Next 1.5                0.380
                                                       Next 1.5                0.365
                                                       Next 1.0                0.360
                                                       Next 5.0                0.350
                                                       Next 5.0                0.340
                                                       Next 4.0                0.330
                                                      Next 26.0                0.310
                                                      Over 50.0                0.290
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                    First $1.0               0.600         Disciplined Equity - 0.600*
Diversified Equity Income                              Next 1.0                0.575         Diversified Equity Income - 0.462*
Growth                                                 Next 1.0                0.550         Growth - 0.573*
Large Cap Equity                                       Next 3.0                0.525         Large Cap Equity - 0.591*
Large Cap Value                                        Next 1.5                0.500         Large Cap Value - 0.600*
                                                       Next 2.5                0.485
                                                       Next 5.0                0.470
                                                       Next 5.0                0.450
                                                       Next 4.0                0.425
                                                      Next 26.0                0.400
                                                      Over 50.0                0.375
------------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                     First $0.25               0.800         Disciplined International Equity - N/A
European Equity                                       Next 0.25                0.775         European Equity - 0.800*
Global Equity                                         Next 0.25                0.750         Global Equity - 0.784*
International Opportunity                             Next 0.25                0.725         International Opportunity - 0.785*
                                                       Next 1.0                0.700
                                                       Next 5.5                0.675
                                                       Next 2.5                0.660
                                                       Next 5.0                0.645
                                                       Next 5.0                0.635
                                                       Next 4.0                0.610
                                                      Next 26.0                0.600
                                                      Over 50.0                0.570
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 87

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                    First $1.0               0.700         Disciplined Small and Mid Cap
Mid Cap Growth                                           Next 1.0                0.675         Equity - N/A
                                                         Next 1.0                0.650         Mid Cap Growth - 0.588*
                                                         Next 3.0                0.625
                                                         Next 1.5                0.600
                                                         Next 2.5                0.575
                                                         Next 5.0                0.550
                                                         Next 9.0                0.525
                                                        Next 26.0                0.500
                                                        Over 50.0                0.475
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                            First $0.25               0.850                        N/A
                                                        Next 0.25                0.825
                                                        Next 0.25                0.800
                                                        Next 0.25                0.775
                                                         Next 1.0                0.750
                                                         Over 2.0                0.725
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                   First $0.50               0.610                        0.594*
                                                        Next 0.50                0.585
                                                         Next 1.0                0.560
                                                         Next 1.0                0.535
                                                         Next 3.0                0.510
                                                         Next 4.0                0.480
                                                         Next 5.0                0.470
                                                         Next 5.0                0.450
                                                         Next 4.0                0.425
                                                        Next 26.0                0.400
                                                        Over 50.0                0.375
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                       First $0.25               1.100                        1.093*
                                                        Next 0.25                1.080
                                                        Next 0.25                1.060
                                                        Next 0.25                1.040
                                                         Next 1.0                1.020
                                                         Next 5.5                1.000
                                                         Next 2.5                0.985
                                                         Next 5.0                0.970
                                                         Net 5.0                 0.960
                                                         Next 4.0                0.935
                                                        Next 26.0                0.920
                                                        Over 50.0                0.900
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                  First $0.25               0.720         Emerging Markets Bond - N/A
Global Bond                                             Next 0.25                0.695         Global Bond - 0.754*
                                                        Next 0.25                0.670
                                                        Next 0.25                0.645
                                                         Next 6.5                0.620
                                                         Next 2.5                0.605
                                                         Next 5.0                0.590
                                                         Next 5.0                0.580
                                                         Next 4.0                0.560
                                                        Next 26.0                0.540
                                                        Over 50.0                0.520
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 88

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                           First $0.50               0.530                        0.512
                                                        Next 0.50                0.505
                                                         Next 1.0                0.480
                                                         Next 1.0                0.455
                                                         Next 3.0                0.430
                                                         Over 6.0                0.400
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                           First $1.0               0.610         Floating Rate - N/A
Income Opportunities                                     Next 1.0                0.585         Income Opportunities - 0.610*
                                                         Next 1.0                0.560
                                                         Next 3.0                0.535
                                                         Next 1.5                0.510
                                                         Next 1.5                0.495
                                                         Next 1.0                0.470
                                                         Next 5.0                0.455
                                                         Next 5.0                0.445
                                                         Next 4.0                0.420
                                                        Next 26.0                0.405
                                                        Over 50.0                0.380
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                      First $1.0               0.780                        0.780
                                                         Next 1.0                0.755
                                                         Next 1.0                0.730
                                                         Next 3.0                0.705
                                                         Over 6.0                0.680
------------------------------------------------------------------------------------------------------------------------------------

Fundamental Value                                      First $0.50               0.730         Fundamental Value - 0.713

Value                                                   Next 0.50                0.705         Value - 0.730
                                                         Next 1.0                0.680
                                                         Next 1.0                0.655
                                                         Next 3.0                0.630
                                                         Over 6.0                0.600
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                                      First $0.25               0.720                            0.720
                                                        Next 0.25                0.695
                                                        Next 0.25                0.670
                                                        Next 0.25                0.645
                                                         Next 1.0                0.620
                                                         Over 2.0                0.595
------------------------------------------------------------------------------------------------------------------------------------

High Yield Bond                                         First $1.0               0.590                            0.577

                                                         Next 1.0                0.565
                                                         Next 1.0                0.540
                                                         Next 3.0                0.515
                                                         Next 1.5                0.490
                                                         Next 1.5                0.475
                                                         Next 1.0                0.450
                                                         Next 5.0                0.435
                                                         Next 5.0                0.425
                                                         Next 4.0                0.400
                                                        Next 26.0                0.385
                                                        Over 50.0                0.360
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 89

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                N/A                    N/A          Income Builder Funds - N/A
Income Builder Enhanced Income                                                                 Portfolio Builder Funds - 0.080*
Income Builder Moderate Income                                                                 Retirement Plus Funds - N/A
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                          First $1.0               0.440                           0.440*
                                                         Next 1.0                0.415
                                                         Next 1.0                0.390
                                                         Next 3.0                0.365
                                                         Next 1.5                0.340
                                                         Next 1.5                0.325
                                                         Next 1.0                0.320
                                                         Next 5.0                0.310
                                                         Next 5.0                0.300
                                                         Next 4.0                0.290
                                                        Next 26.0                0.270
                                                        Over 50.0                0.250
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                 First $1.0               0.390                           0.450*
                                                         Next 1.0                0.365
                                                         Next 1.0                0.340
                                                         Next 3.0                0.315
                                                         Next 1.5                0.290
                                                         Next 2.5                0.280
                                                         Next 5.0                0.270
                                                        Next 35.0                0.260
                                                        Over 50.0                0.250
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                        First $0.25               1.000                            0.992
                                                        Next 0.25                0.975
                                                        Next 0.25                0.950
                                                        Next 0.25                0.925
                                                         Next 1.0                0.900
                                                         Over 2.0                0.875
------------------------------------------------------------------------------------------------------------------------------------
International Equity                                   First $0.25               0.970                            0.970
                                                        Next 0.25                0.945
                                                        Next 0.25                0.920
                                                        Next 0.25                0.895
                                                         Next 1.0                0.870
                                                         Over 2.0                0.845
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 90

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------
International Select Value                             First $0.25               0.900                            0.845
                                                        Next 0.25                0.875
                                                        Next 0.25                0.850
                                                        Next 0.25                0.825
                                                         Next 1.0                0.800
                                                         Over 2.0                0.775
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                First $0.25               1.120                            1.120
                                                        Next 0.25                1.095
                                                        Next 0.25                1.070
                                                        Next 0.25                1.045
                                                         Next 1.0                1.020
                                                         Over 2.0                0.995
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                           First $1.0               0.700                           0.699*
                                                         Next 1.0                0.675
                                                         Next 1.0                0.650
                                                         Next 3.0                0.625
                                                         Next 1.5                0.600
                                                         Next 2.5                0.575
                                                         Next 5.0                0.550
                                                         Next 9.0                0.525
                                                        Next 26.0                0.500
                                                        Over 50.0                0.475
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                        First $0.25               0.800                            0.800
                                                        Next 0.25                0.775
                                                        Next 0.25                0.750
                                                        Next 0.25                0.725
                                                         Next 1.0                0.700
                                                         Over 2.0                0.675
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                             First $1.0               0.840                            0.840
                                                         Next 1.0                0.815
                                                         Next 1.0                0.790
                                                         Next 3.0                0.765
                                                         Next 6.0                0.740
                                                        Next 12.0                0.730
                                                        Over 24.0                0.720
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                           First $1.0               0.220                           0.220*
                                                         Next 1.0                0.210
                                                         Next 1.0                0.200
                                                         Next 4.5                0.190
                                                         Next 2.5                0.180
                                                         Next 5.0                0.170
                                                         Next 9.0                0.160
                                                        Next 26.0                0.140
                                                        Over 50.0                0.120
------------------------------------------------------------------------------------------------------------------------------------

Select Value                                           First $0.50               0.780                            0.775

                                                        Next 0.50                0.755
                                                         Next 1.0                0.730
                                                         Next 1.0                0.705
                                                         Next 3.0                0.680
                                                         Over 6.0                0.650
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 91

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------

Short Duration U.S. Government                          First $1.0               0.480                            0.478

                                                         Next 1.0                0.455
                                                         Next 1.0                0.430
                                                         Next 3.0                0.405
                                                         Next 1.5                0.380
                                                         Next 1.5                0.365
                                                         Next 1.0                0.340
                                                         Next 5.0                0.325
                                                         Next 5.0                0.315
                                                         Next 4.0                0.290
                                                        Next 26.0                0.275
                                                        Over 50.0                0.250
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                    First $0.25               0.790                            0.760
                                                        Next 0.25                0.765
                                                        Next 0.25                0.740
                                                        Next 0.25                0.715
                                                         Next 1.0                0.690
                                                         Over 2.0                0.665
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Equity                                       First $0.25               0.970                            0.961

                                                        Next 0.25                0.945
                                                        Next 0.25                0.920
                                                        Next 0.25                0.895
                                                         Over 1.0                0.870
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                       First $0.25               0.920                            0.920
                                                        Next 0.25                0.895
                                                        Next 0.25                0.870
                                                        Next 0.25                0.845
                                                         Next 1.0                0.820
                                                         Over 2.0                0.795
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value                                        First $0.25               0.970                            0.932

                                                        Next 0.25                0.945
                                                        Next 0.25                0.920
                                                        Next 0.25                0.895
                                                         Over 1.0                0.870
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                    First $0.25               0.360                           0.340*
                                                        Next 0.25                0.350
                                                        Next 0.25                0.340
                                                        Next 0.25                0.330
                                                         Next 6.5                0.320
                                                         Next 7.5                0.300
                                                         Next 9.0                0.280
                                                        Next 26.0                0.260
                                                        Over 50.0                0.240
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 92

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                    First $1.0               0.570                           0.516*
                                                         Next 1.0                0.545
                                                         Next 1.0                0.520
                                                         Next 3.0                0.495
                                                         Next 1.5                0.470
                                                         Next 2.5                0.450
                                                         Next 5.0                0.430
                                                         Next 9.0                0.410
                                                        Over 24.0                0.390
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                         First $1.0               0.410                           0.450*
                                                         Next 1.0                0.385
                                                         Next 1.0                0.360
                                                         Next 3.0                0.335
                                                         Next 1.5                0.310
                                                         Next 2.5                0.300
                                                         Next 5.0                0.290
                                                         Next 9.0                0.280
                                                        Next 26.0                0.260
                                                        Over 50.0                0.250
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                  First $1.0               0.470                           0.456*
                                                         Next 1.0                0.445
                                                         Next 1.0                0.420
                                                         Next 3.0                0.395
                                                         Next 1.5                0.370
                                                         Next 2.5                0.360
                                                         Next 5.0                0.350
                                                         Next 9.0                0.340
                                                        Next 26.0                0.320
                                                        Over 50.0                0.300
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                 First $0.5               0.310                           0.360*
                                                         Next 0.5                0.295
                                                         Next 0.5                0.278
                                                         Next 2.5                0.260
                                                         Next 1.0                0.240
                                                         Next 1.5                0.220
                                                         Next 1.5                0.215
                                                         Next 1.0                0.190
                                                         Next 5.0                0.180
                                                         Next 5.0                0.170
                                                         Next 4.0                0.160
                                                        Over 24.0                0.150
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 93

------------------------------------------------------------------------------------------------------------------------------------
                                                                         ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
               FUND                                 ASSETS (BILLIONS)         ASSET LEVEL               RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Mortgage                                First $1.0               0.480                            0.480

                                                         Next 1.0                0.455
                                                         Next 1.0                0.430
                                                         Next 3.0                0.405
                                                         Next 1.5                0.380
                                                         Next 1.5                0.365
                                                         Next 1.0                0.360
                                                         Next 5.0                0.350
                                                         Next 5.0                0.340
                                                         Next 4.0                0.330
                                                        Next 26.0                0.310
                                                        Over 50.0                0.290
------------------------------------------------------------------------------------------------------------------------------------

* Effective March 1, 2006, the funds' shareholders approved a change to the Investment Management fee schedule under the Investment Management Services Agreement between RiverSource Investments, LLC and the funds.

For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                            TABLE 15. LIPPER INDEXES

----------------------------------------------------------------------------------------------------------------------------------
               FUND                                               LIPPER INDEX                          FEE INCREASE OR (DECREASE)
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------------

Equity Value                                          Lipper Large-Cap Value Funds                                     $1,268,814

----------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                       Lipper Gold Funds                                                  (94,844)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                   Lipper Small-Cap Core Funds                                        (72,920)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                      Lipper Small-Cap Growth Funds                                     (142,912)
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                     Lipper Mid-Cap Growth Funds                                        (10,780)
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                    Lipper Large-Cap Growth Funds                                      (76,111)
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                     Lipper Large-Cap Value Funds                                         56,343
----------------------------------------------------------------------------------------------------------------------------------
Select Value                                          Lipper Multi-Cap Value Funds                                      (358,864)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                      Lipper Small-Cap Core Funds                                         110,839
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                       Lipper Small-Cap Value Funds                                      (890,341)
----------------------------------------------------------------------------------------------------------------------------------
Value                                                 Lipper Large-Cap Value Funds                                      (282,436)

----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                  Lipper Equity Income Funds                                           29,485
----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                           Lipper Real Estate Funds                                              8,364
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                    Lipper Large-Cap Core Funds                                          15,749
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                  Lipper Mid-Cap Core Funds                                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                           Lipper Small-Cap Value Funds                                            N/A
----------------------------------------------------------------------------------------------------------------------------------
Growth                                                Lipper Large-Cap Growth Funds                                     1,705,757
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                      Lipper Large-Cap Core Funds                                       (414,150)
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                       Lipper Large-Cap Value Funds                                       (14,485)
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 94

----------------------------------------------------------------------------------------------------------------------------------
               FUND                                               LIPPER INDEX                          FEE INCREASE OR (DECREASE)
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Balanced                                              Lipper Balanced Funds                                               188,433
----------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             Lipper Equity Income Funds                                        4,016,026
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                         Lipper Mid-Cap Value Funds                                          573,945
----------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                  Lipper Flexible Portfolio Funds                                     722,849
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                      Lipper International Large-Cap Core Funds                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                      Lipper Emerging Markets Funds                                     (251,371)
----------------------------------------------------------------------------------------------------------------------------------
European Equity                                       Lipper European Funds                                             (150,680)
----------------------------------------------------------------------------------------------------------------------------------
Global Equity                                         Lipper Global Funds                                                 417,773
----------------------------------------------------------------------------------------------------------------------------------
Global Technology                                     Lipper Science and Technology Funds                                 197,924
----------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth*                      Lipper International Multi-Cap Growth Funds                         122,027
----------------------------------------------------------------------------------------------------------------------------------
International Equity                                  Lipper International Funds                                        (117,424)
----------------------------------------------------------------------------------------------------------------------------------
International Opportunity*                            Lipper International Large-Cap Core Funds                         (312,535)
----------------------------------------------------------------------------------------------------------------------------------
International Select Value**                          Lipper International Multi-Cap Value Funds                          303,325
----------------------------------------------------------------------------------------------------------------------------------
International Small Cap                               Lipper International Small-Cap Funds                               (91,346)
----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        Lipper Mid-Cap Growth Funds                                     (1,315,340)
----------------------------------------------------------------------------------------------------------------------------------

 * The index against which the Fund's performance was measured prior to Jan. 1, 2005 was the Lipper International Funds Index.

** The index against which the Fund's performance was measured prior to July 1, 2004 was the Lipper International Funds Index.

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 16. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION

------------------------------------------------------------------------------------------------------------------------------------
                          EQUITY FUNDS                                                      BALANCED FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE                                                         PERFORMANCE
 DIFFERENCE                          ADJUSTMENT RATE                  DIFFERENCE                   ADJUSTMENT RATE
------------------------------------------------------------------------------------------------------------------------------------
0.00%-0.50%        0                                                 0.00%-0.50%     0
------------------------------------------------------------------------------------------------------------------------------------
0.50%-1.00%        6 basis points times the performance difference   0.50%-1.00%     6 basis points times the performance difference
                   over 0.50%, times 100 (maximum of 3 basis points                  over 0.50%, times 100 (maximum of 3 basis point
                   if a 1% performance difference)                                   if a 1% performance difference)
------------------------------------------------------------------------------------------------------------------------------------
1.00%-2.00%        3 basis points, plus 3 basis points times the     1.00%-2.00%     3 basis points, plus 3 basis points times the
                   performance difference over 1.00%, times 100                      performance difference over 1.00%, times 100
                   (maximum 6 basis points if a 2% performance                       (maximum 6 basis points if a 2% performance
                   difference)                                                       difference)
------------------------------------------------------------------------------------------------------------------------------------
2.00%-4.00%        6 basis points, plus 2 basis points times the     2.00%-3.00%     6 basis points, plus 2 basis points times the
                   performance difference over 2.00%, times 100                      performance difference over 2.00%, times 100
                   (maximum 10 basis points if a 4% performance                      (maximum 8 basis points if a 3% performance
                   difference)                                                       difference)
------------------------------------------------------------------------------------------------------------------------------------
4.00%-6.00%        10 basis points, plus 1 basis point times the     3.00% or more   8 basis points
                   performance difference over 4.00%, times 100
                   (maximum 12 basis points if a 6% performance
                   difference)
------------------------------------------------------------------------------------------------------------------------------------
6.00% or more      12 basis points
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 95

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

Transitions. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 17. MANAGEMENT FEES AND NONADVISORY EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
                                                                 MANAGEMENT FEES                      NONADVISORY EXPENSES
                FUND                                 -------------------------------------------------------------------------------
                                                         2006         2005          2004         2006          2005           2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                         $  204,941   $   55,141(a)         N/A   $ 154,484    $  34,746(a)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                           71,579       23,875(a)         N/A     117,318       43,296(a)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                              342,180       93,838(a)         N/A     251,538      142,907(a)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                   418,633      112,009(a)         N/A     269,480      116,480(a)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                 137,483       43,118(a)         N/A     144,243       75,264(a)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                          165,740       43,835(a)         N/A     122,935       27,696(a)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                   4,419,815    4,547,058      3,962,556     471,768      536,282(a)     604,079
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                           706,270      933,587        954,894    (357,906)    (402,204)(a)    (24,079)

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                          7,043,854    6,836,800      6,126,938     400,520      465,953        493,392
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                         579,779      659,595        724,228     207,159      176,012        175,964
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                   5,845,601    6,341,134      5,102,126     510,707      533,489        227,451
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                      1,878,991    2,276,290      2,359,429     343,335      421,008        360,064
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 96

------------------------------------------------------------------------------------------------------------------------------------
                                                            MANAGEMENT FEES                        NONADVISORY EXPENSES
                FUND                           -------------------------------------------------------------------------------------

                                                   2006         2005           2004           2006         2005            2004

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                               1,950,153      399,501         117,564      (167,264)       82,999         18,117
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                987,877      410,475          79,513       191,085       177,899         24,370
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                               7,971,622    5,556,219       3,377,169       501,862       488,580        210,468
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                12,713,321   14,973,845      15,136,003       688,374       817,018      1,035,459
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                        N/A(b)          N/A             N/A         3,184(b)        N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                     N/A(b)          N/A             N/A         6,657(b)        N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                     N/A(b)          N/A             N/A         7,419(b)        N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Select Value                                    5,211,061    5,256,934       2,995,527       330,794       423,030        283,570
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                  6,683,201   10,141,504      14,303,395    (1,688,300)     (958,143)     1,172,005
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                2,525,974    1,560,155       1,108,923      (134,739)        6,490        (76,600)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                 9,285,758    9,857,858       7,749,795       735,477       788,885        675,289
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                        1,327,433    1,532,464       2,063,726      (549,885)     (188,134)        18,299
------------------------------------------------------------------------------------------------------------------------------------
Value                                           3,018,867    3,311,867       2,926,194       275,068       285,856        202,871
------------------------------------------------------------------------------------------------------------------------------------
                                                     2005         2004            2003          2005          2004           2003

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                           1,010,591    1,129,991       1,273,942       116,440       139,264        126,709
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                            6,201,403    5,081,258       7,090,687       453,329       596,965        562,883
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                          372,649      427,506         455,856        43,112        52,958         54,428
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                               294,025      342,995         387,348        36,732        43,425         53,043
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                            1,895,714    2,045,996       2,129,734       161,536       182,884        159,041
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                               434,449      495,538         549,702        54,945        62,139         73,579
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                   307,214      360,176         397,430        38,356        43,070         54,325
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                       725,491       37,549(c)          N/A       133,564         8,198(c)         N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                                12,052,160   14,155,568      17,632,026     1,220,672     2,243,652      2,781,187
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                         846,872      417,836          32,016(d)     99,940        69,699          7,553(d)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                408,720       83,580          11,265(e)    130,016         8,110          4,595(e)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                  N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                           N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                         N/A          N/A             N/A           N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                                         18,968,320   16,372,054      20,057,173     1,217,404     1,219,778      1,262,092
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                            1,954,757      985,862          38,550(d)    214,865       133,277         15,960(d)
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                    552,220       66,055(f)          N/A        28,432         5,260(f)         N/A
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                      Page 97


------------------------------------------------------------------------------------------------------------------------------------
                                                                MANAGEMENT FEES                       NONADVISORY EXPENSES
                FUND                           -------------------------------------------------------------------------------------
                                                          2005         2004         2003            2005       2004        2003
------------------------------------------------------------------------------------------------------------------------------------

Large Cap Equity                                       9,680,873    2,441,621      342,000         161,534    391,817      40,890
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                          803,736      446,686      139,254         293,194    129,014      22,043
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                    960,788      571,688       34,385(d)       57,170     61,331       7,837(d)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                      13,003,467   15,409,504   18,159,757      (1,032,114)   575,900   1,058,347
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                               7,169,932    7,736,525    7,434,993         651,610    707,529     567,687
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             24,183,415   17,374,369    9,509,660       1,530,714    993,686     701,496
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                          5,816,781    2,537,342      755,866         531,095    271,072      63,479
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                   5,960,581    5,004,559    5,083,754         642,432    629,876     498,156
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                          N/A          N/A          N/A             N/A        N/A         N/A

------------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                             N/A          N/A          N/A             N/A        N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                       3,801,760    2,770,886    2,181,279         636,569    519,598     477,412
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                        N/A          N/A          N/A             N/A        N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
European Equity                                          837,577      872,149      959,764         224,833    236,203     143,588
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                                            4,359,713    4,143,713    4,084,088         408,133    427,277     450,208
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                                          4,471,632    3,302,062    3,763,415         485,178    506,708     476,898
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                                      1,574,791    1,812,789    1,185,180         282,889    304,625     235,797
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                        3,119,859    1,878,346    1,114,731         384,996    250,484      69,337
------------------------------------------------------------------------------------------------------------------------------------
International Equity                                   1,431,433    1,015,577      439,777         323,432    316,320     131,195
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                              3,988,205    2,926,933    2,672,683         566,027    442,832     451,756
------------------------------------------------------------------------------------------------------------------------------------
International Select Value                            10,340,380    6,467,621    3,341,744         812,998    473,274     152,203
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                  933,818      600,389      183,744         333,478    208,586      63,029
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        10,413,718   10,550,526   10,432,639         901,194    744,839     600,194
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                17,998,361   20,079,644   21,646,724         308,271    976,647     892,351
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                  644,499      752,882      704,089          67,781    136,017     101,093
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                        3,066,023    3,457,986    3,967,418         136,155    248,267     270,404
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                  423,253      515,265      678,981         116,613    177,477     218,380
------------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.


(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.



Statement of Additional Information - July 28, 2006                      Page 98

BASIS FOR BOARD APPROVAL OF THE INVESTMENT MANAGEMENT SERVICES AGREEMENT For funds that have not yet issued their first shareholder report:


FOR ABSOLUTE RETURN CURRENCY AND INCOME FUND: RiverSource Investments, LLC (RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the fund. The fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps, if necessary, to achieve this pricing objective.

The Board considered the economies of scale that might be realized by RiverSource Investments as the fund grows and took note of the extent to which fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the fund are principally attributable to the additional services required to manage a regulated mutual fund such as the fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

The Board considered that the fees paid by the fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.

FOR DISCIPLINED SMALL CAP VALUE AND FLOATING RATE FUNDS: RiverSource Investments, LLC (RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the fund. The fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.


Statement of Additional Information - July 28, 2006                      Page 99

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps, if necessary, to achieve this pricing objective. In the case of the Disciplined Small Cap Value Fund, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board determined the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the fund's assets and computing investment performance; and
(iv) the length of the period over which performance is computed.

The Board considered the economies of scale that might be realized by RiverSource Investments as the fund grows and took note of the extent to which fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the fund are principally attributable to the additional services required to manage a regulated mutual fund such as the fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

The Board considered that the fees paid by the fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.





FOR DISCIPLINED SMALL AND MID CAP EQUITY: RiverSource Investments, LLC (RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the fund. The fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.


The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).



Statement of Additional Information - July 28, 2006                     Page 100

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps, if necessary, to achieve this pricing objective. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board determined the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board considered the economies of scale that might be realized by RiverSource Investments as the fund grows and took note of the extent to which fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the fund are principally attributable to the additional services required to manage a regulated mutual fund such as the fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

The Board considered that the fees paid by the fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.

FOR RETIREMENT PLUS FUNDS: RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the fund. The fund's Board of Trustees (the Board) and the Board's Investment Review and Contracts Committee monitor these services.

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).

The Board noted that RiverSource Investments will provide services to the fund without payment of a management fee. Based on the foregoing, the Board determined to approve the IMS Agreement.

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For California Tax-Exempt, Cash Management, Diversified Bond, Global Bond, High Yield Bond, Intermediate Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Short Duration U.S. Government, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market and U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.



Statement of Additional Information - July 28, 2006                     Page 101

SUBADVISORY AGREEMENTS

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                     TABLE 18. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES
-------------------------------------------------------------------------------------------------------------------------
                                                                              PARENT
                                                                             COMPANY,
          FUND                             SUBADVISER NAME                    IF ANY              FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a), (c)       A          0.60% on the first $100
                          (effective May 4, 1999)                                        million, reducing to 0.45% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(b)
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth          Essex Investment Management Company, LLC (Essex)       B      0.70% on the first $20 million,
                          (effective Sept. 23, 2005)                                          reducing to 0.60% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------

                          MDT Advisers (MDTA)                                    C      0.60% on the first $100 million
                          (effective Sept. 23, 2005)

                          -----------------------------------------------------------------------------------------------
                          Turner Investment Partners, Inc. (Turner)             N/A     0.60% on the first $50 million,
                          (effective Aug. 18, 2003)                                           reducing to 0.50% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          UBS Global Asset Management (Americas) (UBS)          N/A         0.55% on the first $150
                          (effective Aug. 18, 2003)                                      million, reducing to 0.50% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------

Aggressive Growth         American Century                                       D          0.50% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase

                          -----------------------------------------------------------------------------------------------
                          Turner                                                N/A         0.55% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 102

-------------------------------------------------------------------------------------------------------------------------
                                                                              PARENT
                                                                             COMPANY,
          FUND                             SUBADVISER NAME                    IF ANY              FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------

Fundamental Growth        Goldman Sachs Asset Management, L.P.                   E      0.50% on the first $50 million,
                          (Goldman)(effective April 24, 2003)                                   reducing to 0.30% as
                                                                                                 assets increase
                          -----------------------------------------------------------------------------------------------
                          Wellington Management Company, LLP (Wellington        N/A     0.50% on the first $50 million,
                          Management) (effective April 26, 2005)                              reducing to 0.40% as
                                                                                                assets increase

-------------------------------------------------------------------------------------------------------------------------
Fundamental Value         Davis Advisors (Davis)(a),(c)                         N/A         0.45% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
Select Value              GAMCO Asset Management Inc. (GAMCO)(c)                N/A         0.40% on the first $500
                          (effective March 8, 2002)                                      million, reducing to 0.30% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------

Small Cap Equity          American Century                                       D      0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase

                          -----------------------------------------------------------------------------------------------
                          Lord, Abbett & Co. (Lord, Abbett)                     N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------

                          Wellington Management                                 N/A        0.60%, subject to possible
                          (effective March 8, 2002)                                      adjustment under a performance
                                                                                            incentive adjustment(d)
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value           Barrow, Hanley, Mewhinney & Strauss (BHMS)(c)          F      1.00% on the first $10 million,
                          (effective March 12, 2004)                                          reducing to 0.30% as
                                                                                                assets increase

                          -----------------------------------------------------------------------------------------------
                          Donald Smith & Co., Inc. (Donald Smith)(c)            N/A         0.60% on the first $175
                          (effective March 12, 2004)                                     million, reducing to 0.55% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------

                          Franklin Portfolio Associates LLC(c) (Franklin         G          0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)               million, reducing to 0.55% as
                                                                                                assets increase

                          -----------------------------------------------------------------------------------------------
                          Metropolitan West Capital Management, LLC             N/A           0.50% on all assets
                          (MetWest) (effective April 24, 2006)
-------------------------------------------------------------------------------------------------------------------------
Value                     Lord, Abbett                                          N/A         0.35% on the first $200
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------

Emerging Markets          Threadneedle International Limited(a)                  H          0.45% of the first $150
                          (Threadneedle) (effective July 10, 2004)                       million, reducing to 0.30% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
-------------------------------------------------------------------------------------------------------------------------
European Equity           Threadneedle(a)                                        H          0.35% of the first $150
                          (effective July 10, 2004)                                      million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
-------------------------------------------------------------------------------------------------------------------------
Global Equity             Threadneedle(a)                                        H          0.35% of the first $150
                          (effective July 10, 2004)                                      million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 103

-------------------------------------------------------------------------------------------------------------------------
                                                                              PARENT
                                                                             COMPANY,
          FUND                             SUBADVISER NAME                    IF ANY              FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------

International             Columbia Wanger Asset Management L.P.                  I      0.70% on the first $100 million,
Aggressive Growth         (Columbia WAM) (effective Sept. 5, 2001)                              reducing to 0.50% as
                                                                                                  assets increase
                          -----------------------------------------------------------------------------------------------
                          Principal Global Investors, LLC (Principal)           N/A         0.55% on the first $100
                          (effective April 24, 2006)                                     million, reducing to 0.42% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
International Equity      The Boston Company Asset Management, LLC (Boston       J          0.50% on the first $150
                          Company) (effective Sept. 25, 2002)                            million, reducing to 0.35% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Marsico Capital Management, LLC (Marsico)              K          0.55% on the first $100
                          (effective Oct. 1, 2004)                                       million, reducing to 0.45% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------
International             Threadneedle(a)                                        H          0.35% of the first $150
Opportunity               (effective July 10, 2004)                                      million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)

-------------------------------------------------------------------------------------------------------------------------
International Select      Alliance Capital Management L.P.                      N/A     0.65% on the first $75 million,
Value                     (Alliance Capital) (effective Sept. 17, 2001)                       reducing to 0.30% as
                                                                                                assets increase
-------------------------------------------------------------------------------------------------------------------------

International Small Cap   AIG Global Investment Corp. (AIGGIC)                   L          0.75% on the first $100
                          (effective April 24, 2006)                                     million, reducing to 0.70% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Batterymarch Financial Management, Inc.                M          0.75% on the first $100
                          (Batterymarch) (effective April 24, 2006)                      million, reducing to 0.70% as
                                                                                                assets increase

-------------------------------------------------------------------------------------------------------------------------

(a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.

(b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).

(c) Based on the combined net assets subject to the subadviser's investment management.

(d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 10 basis points (0.10%).

(e) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the Lipper Index described in Table
      15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

(f) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.

A -   Kenwood is an indirect partially-owned subsidiary of Ameriprise Financial.

B -   Essex is majority owned by Affiliated Managers Group.


C - MDT Advisers, a division of Federated MDTA LLC, is an indirect subsidiary of Federated Investors, Inc.

D - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.

E -   Goldman is an affiliate of Goldman Sachs & Co.

F -   BHMS is an independent-operating subsidiary of Old Mutual Asset
      Management.

G - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

H -   Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
      Financial.

I - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

J - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.

K -   Marsico is an indirect wholly-owned subsidiary of Bank of America
      Corporation.

L - AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. (AIG).

M -   Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.


Statement of Additional Information - July 28, 2006                     Page 104

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                              TABLE 19. SUBADVISORY FEES
----------------------------------------------------------------------------------------------------------------------
                                                                                     SUBADVISORY FEES PAID
                                                                            ------------------------------------------
          FUND                              SUBADVISER                         2006          2005             2004
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------

Small Cap Advantage       Kenwood*                                          $2,856,138        $3,089,403   $2,282,191

----------------------------------------------------------------------------------------------------------------------
Small Cap Growth          Essex                                                120,556 Effective 9/23/05     N/A
                          --------------------------------------------------------------------------------------------
                          MDTA                                                 165,110 Effective 9/23/05     N/A
                          --------------------------------------------------------------------------------------------
                          Turner                                               321,406           371,758      241,927
                          --------------------------------------------------------------------------------------------
                          UBS                                                  371,341           342,815      224,007
                          --------------------------------------------------------------------------------------------
                          Former Subadviser: Bjurman, Barry & Associates       175,818           366,178      274,992
                          (from Aug. 18, 2003 to Sept. 23, 2005)
                          --------------------------------------------------------------------------------------------
                          Former Subadviser: RS Investment Management,         257,675           581,602      565,391
                          L.P. (from Jan. 24, 2001 to Sept. 23, 2005)
----------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------

Aggressive Growth         American Century                                     512,880           114,981       32,431
                          --------------------------------------------------------------------------------------------
                          Turner                                               525,422           119,529       36,468
----------------------------------------------------------------------------------------------------------------------
Fundamental Growth        Wellington Management**                              323,866         21,015(a)     N/A
                          --------------------------------------------------------------------------------------------
                          Goldman                                              322,470           143,448       28,129
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Eagle Asset Management,            13,397        139,312(b)       28,655
                          Inc., a subsidiary of Raymond James Financial,
                          Inc. (from April 7, 2003 to April 26, 2005)
----------------------------------------------------------------------------------------------------------------------
Fundamental Value         Davis*                                             3,787,565         2,834,365    1,946,906
----------------------------------------------------------------------------------------------------------------------
Select Value              GAMCO                                              2,763,925            46,074    1,642,235
----------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century                                     457,181           302,079       90,891
                          --------------------------------------------------------------------------------------------
                          Lord, Abbett                                         433,241           278,497       93,666
                          --------------------------------------------------------------------------------------------
                          Wellington Management                                614,053           388,922      339,459
----------------------------------------------------------------------------------------------------------------------
Small Cap Value           Franklin Portfolio Associates                      1,289,120           957,263      134,324
                          --------------------------------------------------------------------------------------------
                          BHMS                                               1,008,072           823,441      126,801
                          --------------------------------------------------------------------------------------------
                          Donald Smith                                       1,242,221           992,659      130,862
                          --------------------------------------------------------------------------------------------
                          MetWest                                              225,545        N/A            N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Third Avenue Management LLC      N/A             N/A           1,087,918
                          (from inception to March 2004)
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Royce & Associates, LLC         1,395,487         2,287,184    3,103,451
                          (from inception to April 2006)
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Goldman Sachs Asset             1,312,424         1,599,715      883,316
                          Management, L.P. (from Aug. 2002 to April 2006)
----------------------------------------------------------------------------------------------------------------------
Value                     Lord, Abbett                                       1,369,949         1,389,323    1,251,762
----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 105

----------------------------------------------------------------------------------------------------------------------
                                                                                     SUBADVISORY FEES PAID
                                                                            ------------------------------------------
          FUND                              SUBADVISER                        2005           2004            2003
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
Emerging Markets          Threadneedle                                       1,556,386           361,626       N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: American Express Asset             N/A              942,983    1,033,684
                          Management International Inc. (AEAMI)
                          (from inception until July 2004)
----------------------------------------------------------------------------------------------------------------------
European Equity           Threadneedle                                         432,362           131,177       N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                              N/A              316,031      448,432
                          (from inception until July 2004)
----------------------------------------------------------------------------------------------------------------------
Global Equity             Threadneedle                                       1,621,159           449,149       N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                              N/A              484,676    1,841,195
                          (from inception until July 2004)
----------------------------------------------------------------------------------------------------------------------
International Aggressive  Columbia WAM                                         985,095           709,378      422,056
Growth
                          --------------------------------------------------------------------------------------------
                          Principal                                             N/A                N/A         N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: American Century Global           959,879           542,561      394,806
                          Investment Management
                          (from Jan. 2005 to April 2006)
----------------------------------------------------------------------------------------------------------------------
International Equity      Boston Company                                       412,238           288,191      118,846
                          --------------------------------------------------------------------------------------------
                          Marsico                                              410,005            30,840       N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Putnam Investment                  N/A              308,350      142,969
                          Management, LLC (from inception until
                          Sept. 30, 2004)
----------------------------------------------------------------------------------------------------------------------
International Opportunity Threadneedle                                       1,720,351           434,968       N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                              N/A            1,000,707    1,407,484
                          (from inception until July 2004)
----------------------------------------------------------------------------------------------------------------------
International Select      Alliance Capital                                   4,126,134         2,869,277    1,604,035
Value
----------------------------------------------------------------------------------------------------------------------

International Small Cap   AIGGIC                                                N/A                N/A         N/A

----------------------------------------------------------------------------------------------------------------------
                          Batterymarch                                          N/A                N/A         N/A
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Templeton Investment              317,358           200,710       56,399
                          Counsel, LLC (Franklin Templeton)
                          (from Sept. 2002 to April 2006)
                          --------------------------------------------------------------------------------------------
                          Former subadviser: Wellington Management             331,593           215,256       62,802
                          Company, LLP together with its affiliate
                          Wellington Management International Ltd
                          (from Sept. 2002 to April 2006)
----------------------------------------------------------------------------------------------------------------------

  * Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.

 ** Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.


(a)   For fiscal period from April 26, 2005 to May 31, 2005.

(b)   For fiscal period from June 1, 2004 to April 26, 2005.


Statement of Additional Information - July 28, 2006                     Page 106

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                     TABLE 20. PORTFOLIO MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         -------------------------------------------------------             POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS   BASED ACCOUNTS(a)   SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio       Kent M. Bergene(b)                                                               $10,001 -
Builder                                                                                          $50,000
Aggressive      ----------------------                                                           -----------
                David M. Joy             5 RICs             $1.95 billion                            None       (1)        (28)
                ----------------------                                                           -----------
                Michelle M. Keeley(c)                                                                None
                ----------------------                                                           -----------
                William F. Truscott(c)                                                               None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio       Kent M. Bergene                                                                  $10,001 -
Builder                                                                                          $50,000
Conservative    ----------------------                                                           -----------
                David M. Joy             5 RICs             $2.2 billion                             None       (1)        (28)
                ----------------------                                                           -----------
                Michelle M. Keeley                                                                   None
                ----------------------                                                           -----------
                William F. Truscott                                                                  None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio       Kent M. Bergene                                                                  $10,001 -
Builder                                                                                          $50,000
Moderate        ----------------------                                                           -----------
                David M. Joy             5 RICs             $1.73 billion                            None       (1)        (28)
                ----------------------                                                           -----------
                Michelle M. Keeley                                                               $100,001 -
                                                                                                 $500,000
                ----------------------                                                           -----------
                William F. Truscott                                                                  None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio       Kent M. Bergene                                                                  $10,001 -
Builder                                                                                          $50,000
Moderate        ----------------------                                                           -----------
Aggressive      David M. Joy                                                                     $100,001 -
                                         5 RICs             $1.59 billion                        $500,000       (1)        (28)
                ----------------------                                                           -----------
                Michelle M. Keeley                                                                   None
                ----------------------                                                           -----------
                William F. Truscott                                                              $100,001 -
                                                                                                 $500,000
------------------------------------------------------------------------------------------------------------------------------------
Portfolio       Kent M. Bergene                                                                  $10,001 -
Builder                                                                                          $50,000
Moderate        ----------------------                                                           -----------
Conservative    David M. Joy             5 RICs             $2.08 billion                            None       (1)        (28)
                ----------------------                                                           -----------
                Michelle M. Keeley                                                                   None
                ----------------------                                                           -----------
                William F. Truscott                                                                  None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio       Kent M. Bergene                                                                  $10,001 -
Builder Total                                                                                    $50,000
Equity          ----------------------                                                           -----------
                David M. Joy             5 RICs             $2.0 billion                             None       (1)        (28)
                ----------------------                                                           -----------
                Michelle M. Keeley                                                                   None
                ----------------------                                                           -----------
                William F. Truscott                                                                  None
------------------------------------------------------------------------------------------------------------------------------------
Small Company   David Factor             2 RICs             $0.7 billion                             None       (2)        (29)
Index                                    2 PIVs             $2.5 billion
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index   David Factor             2 RICs             $1.6 billion                             None       (2)        (29)
                                         2 PIVs             $2.5 billion
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 107

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS   BASED ACCOUNTS(a)   SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value    Warren Spitz                                                                     $50,001 -
                                                                                                 $100,000
                ----------------------   5 RICs             $11.63 billion                       -----------
                Steve Schroll            1 PIV              $153.6 million                       $50,001 -      (2)        (29)
                                         1 other account    $12.4 million                        $100,000
                ----------------------                                                           -----------
                Laton Spahr                                                                      $50,001 -
                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
Precious        Clay Hoes                1 PIV              $91.8 million                        $1 -         (2), (3)     (29)
Metals                                                                                           $10,000
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       UBS: Paul A. Graham      5 RICs             $1.03 billion
Growth                                   2 PIVs             $314.0 million
                                         4 other accounts   $266.0 million     1 other account       None       (4)        (30)
                ------------------------------------------------------------   ($62 M)
                UBS: David N. Wabnik     5 RICs             $1.03 billion
                                         2 PIVs             $314.0 million
                                         21 other accounts  $266.0 million
                --------------------------------------------------------------------------------------------------------------------
                Turner: William C.       20 RICs            $4.5 billion       1 RIC ($41 M);
                McVail                   16 PIVs            $251 million       2 other accounts      None
                                         68 other accounts  $4.2 billion       ($20 M)
                --------------------------------------------------------------------------------------------
                Turner:                  22 RICs            $4.7 billion       4 RICs ($905 M);
                Christopher K. McHugh    28 PIVs            $562 million       2 other accounts      None
                                         76 other accounts  $5.1 billion       ($20 M)
                --------------------------------------------------------------------------------------------    (5)        (31)
                Turner:                  6 RICs             $1.2 billion       1 RIC ($71 M);
                Frank L. Sustersic       6 PIVs             $10 million        2 other accounts      None
                                         46 other accounts  $2.4 billion       ($20 M)
                --------------------------------------------------------------------------------------------
                Turner:                  5 RICs             $535 million       1 RIC ($29 M);
                Jason D. Schrotberger    10 PIVs            $176 million       2 other accounts      None
                                         36 other accounts  $1.9 billion       ($20 M)
                --------------------------------------------------------------------------------------------------------------------
                Essex: Nancy B. Prial    1 RIC              $10.0 million
                                         2 PIVs             $72.2 million                            None       (6)        (32)
                                         16 other accounts  $29.3 million
                --------------------------------------------------------------------------------------------------------------------
                MDTA: David Goldsmith
                ----------------------
                MDTA:
                Frederick L. Konopka
                ----------------------
                MDTA: Sarah A. Stahl
                ----------------------
                MDTA:                    8 RICs             $194.52 million    1 other account       None       (7)        (33)
                Stephen R. Griscom       6 PIVs             $15.51 million     ($8.584 M)
                ----------------------   20,989 other       $6.161 billion
                MDTA: Daniel J. Mahr     accounts
                ----------------------
                MDTA:
                Douglas K. Thunen
                ----------------------
                MDTA:
                Brian M. Greenberg
                ----------------------
                MDTA: David N. Esch
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 108

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         ------------------------------------------------------              POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS   BASED ACCOUNTS(a)   SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       Kenwood: Jake Hurwitz    1 RIC              $198.92 million     1 other account  $100,001 -
Advantage                                1 PIV              $66.94 million      ($71.65 M)       $500,000       (8)        (34)
                ----------------------   22 other accounts  $763.83 million                      -----------
                Kenwood: Kent Kelley                                                             $500,001 -
                                                                                                 $1,000,000
                --------------------------------------------------------------------------------------------------------------------
                RiverSource              7 RICs             $3.11 billion
                Investments:             12 PIVs            $282.8 million
                Dimitris Bertsimas       5 other accounts   $185.5 million
                -------------------------------------------------------------                        None       (2)        (29)
                RiverSource              3 RICs             $1.31 billion
                Investments:             6 PIVs             $131.27 million
                Jonathan Calvert
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2010(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion                         None(m)      (9)        (29)

                                         accounts(f)

                -------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion
                                         6 PIVs             $0.131 billion
                -------------------------------------------------------------                                           ------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion                                                 (29)
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2015(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion

                                         accounts(f)

                -------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion                          None(m)      (9)        (29)
                                         6 PIVs             $0.131 billion
                -------------------------------------------------------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2020(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion

                                         accounts(f)

                -------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion                          None(m)      (9)        (29)
                                         6 PIVs             $0.131 billion
                -------------------------------------------------------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2025(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion

                                         accounts(f)

                -------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion                          None(m)      (9)        (29)
                                         6 PIVs             $0.131 billion
                -------------------------------------------------------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2030(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion

                                         accounts(f)

                -------------------------------------------------------------                      None(m)      (9)        (29)
                Jonathan Calvert         3 RICs             $1.09 billion
                                         6 PIVs             $0.131 billion
                -------------------------------------------------------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 109

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         ------------------------------------------------------              POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS   BASED ACCOUNTS(a)   SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2035(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion

                                         accounts(f)

                ------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion                          None(m)      (9)        (29)
                                         6 PIVs             $0.131 billion
                ------------------------------------------------------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2040(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion

                                         accounts(f)

                ------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion                          None(m)      (9)        (29)
                                         6 PIVs             $0.131 billion
                ------------------------------------------------------------
                Colin Lundgren
                ----------------------   4 RICs             $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs             $3.2 billion
Plus 2045(o)                             7 PIVs             $0.246 billion
                                         10 other           $0.223 billion                                                 (29)

                                         accounts(f)

                ------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion                          None(m)      (9)
                                         6 PIVs             $0.131 billion
                ------------------------------------------------------------
                Colin Lundgren                                                                                           -----------
                ----------------------   4 RICs             $0.109 billion                                                 (29)
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------

Aggressive      Turner:                  22 RICs            $4.2 billion       4 RICs ($851 M);
Growth          Christopher K. McHugh    28 PIVs            $542.0 million     2 other accounts      None
                                         76 other accounts  $4.7 billion       ($19 M)
                --------------------------------------------------------------------------------------------
                Turner: William C.       20 RICs            $4.0 billion       1 RIC ($38 M);
                McVail                   16 PIVs            $229.0 million     2 other accounts      None       (5)        (31)
                                         68 other accounts  $3.9 billion       ($19 M)
                --------------------------------------------------------------------------------------------
                Turner: Robert E. Turner 29 RICs            $5.0 billion
                                         32 PIVs            $718.0 million     3 RICs ($824 M)       None
                                         93 other accounts  $7.8 billion
                --------------------------------------------------------------------------------------------------------------------
                American Century:
                Glenn A. Fogle           8 RICs             $6.85 billion                            None       (10)       (35)
                ----------------------   1 other account    $119.9 million
                American Century:
                David M. Holland
------------------------------------------------------------------------------------------------------------------------------------
Fundamental     Goldman:
Growth          Steven M. Barry
                ----------------------   29 RICs            $9.72 billion      4 other accounts      None       (11)       (36)
                Goldman: David G. Shell  450 other accounts $17.42 billion     ($2.07 B)
                ----------------------
                Goldman:
                Gregory H. Ekizian
                --------------------------------------------------------------------------------------------------------------------
                Wellington Management:   7 RICs             $2.62 billion
                John A. Boselli          9 PIVs             $1.44 billion
                                         42 other accounts  $6.62 billion      1 other account       None       (12)       (37)
                ------------------------------------------------------------   ($311.6 M)
                Wellington Management:   7 RICs             $2.7 billion
                Andrew J. Schilling      9 PIVs             $1.6 billion
                                         57 other accounts  $7.92 billion
------------------------------------------------------------------------------------------------------------------------------------
Fundamental     Christopher C. Davis     26 RICs            $64.80 billion
Value                                    11 PIVs            $1.40 billion
                ----------------------   41,000 other       $12.30 billion                         None(h)      (13)       (38)
                Kenneth C. Feinberg      accounts(g)
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 110

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         ------------------------------------------------------              POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS   BASED ACCOUNTS(a)   SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------

High Yield      Scott Schroepfer         1 RIC                $1.15 billion                      $100,001-
Bond                                                                                             $500,000
                -------------------------------------------------------------                    -----------    (2)        (29)
                Jennifer Ponce de Leon   5 RICs               $6.61 billion
                                         2 PIVs               $25.98 million                         None
                                         11 other accounts    $2.05 billion
------------------------------------------------------------------------------------------------------------------------------------
Income Builder  Dimitris Bertsimas       17 RICs              $3.26 billion
Basic Income                             7 PIVs               $240.49 million                        None
                                         10 other accounts    $212.46 billion
                -------------------------------------------------------------                                    (9)       (29)
                Colin Lundgren
                ----------------------                                                           -----------
                Erol Sonderegger         11 RICs              $314.22 million                    $10,001-
                                                                                                 $50,000
------------------------------------------------------------------------------------------------------------------------------------
Income          Dimitris Bertsimas       17 RICs              $3.23 billion
Builder                                  7 PIVs               $240.49 million
Enhanced                                 10 other accounts    $212.46 million
Income          -------------------------------------------------------------                        None       (9)        (29)
                Colin Lundgren
                ----------------------   11 RICs              $277.63 million
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Income          Dimitris Bertsimas       17 RICs              $3.22 billion
Builder                                  7 PIVs               $240.49 million                        None
Moderate                                 10 other accounts    $212.46 million
Income          -------------------------------------------------------------                    -----------
                Colin Lundgren                                                                   $100,001-      (9)        (29)
                                                                                                 $500,000
                ----------------------   11 RICs              $270.03 million                    -----------
                Erol Sonderegger                                                                 $10,001-
                                                                                                 $50,000
------------------------------------------------------------------------------------------------------------------------------------
Select Value    Mario Gabelli            23 RICs              $10.5 billion    6 RICs ($5 B);
                                         18 PIVs              $745 million     17 PIVs ($653 M);    None       (14)        (39)
                                         1,735 other          $9.9 billion     5 other accounts
                                         accounts                              ($1.44 B)
------------------------------------------------------------------------------------------------------------------------------------
Short Duration  Scott Kirby              10 RICS              $8.54 billion    1 other account   $10,001-
U.S.                                     7 PIVs               $2.14 billion    ($32.99 M)        $50,000
Government                               51 other accounts    $22.26 billion
                --------------------------------------------------------------------------------------------    (2)        (29)
                Jamie Jackson            12 RICs              $10.46 billion                     $10,001-
                                         8 PIVs               $3.15 billion                      $50,000
                                         35 other accounts    $7.19 billion
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       American Century:        15 RICs              $10.57 billion
Equity          Thomas P. Vaiana         3 other accounts     $316.3 million
                -------------------------------------------------------------
                American Century:        14 RICs              $7.52 billion
                William Martin           3 other accounts     $316.3 million
                -------------------------------------------------------------
                American Century:        6 RICs               $2.44 billion                          None      (10)        (35)
                Wihelmine von Turk       2 other accounts     $306.2 million
                -------------------------------------------------------------
                American Century:        7 RICs               $2.45 billion
                Brian Ertley             2 other accounts     $306.2 million
                --------------------------------------------------------------------------------------------------------------------
                Lord, Abbett:            3 RICs               $1.78 billion                          None      (15)        (40)
                Michael T. Smith         14 other accounts    $833.3 million
                --------------------------------------------------------------------------------------------------------------------
                Wellington Management:   3 RICs               $1.64 billion                      $500,001-
                Kenneth L. Abrams        3 PIVs               $994.3 million                     $1,000,000
                                         21 other accounts    $1.87 billion    1 RIC ($1.41 B);
                -------------------------------------------------------------  1 other account   -----------   (12)        (37)
                Wellington Management:   3 RICs               $1.64 billion    ($311.1 M)
                Daniel J. Fitzpatrick    3 PIVs               $994.3 million                         None
                                         13 other accounts    $1.85 billion
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 111

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS  BASED ACCOUNTS(a)    SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------

Small Cap       Donald Smith:            2 RICs
Value           Donald G. Smith          1 PIV              $1,136.0 million
                ----------------------   30 other           $199.0 million                          None       (16)         (41)
                Donald Smith:            accounts           $2,055.0 million
                Richard L. Greenberg
                --------------------------------------------------------------------------------------------------------------------
                Franklin Portfolio
                Associates:
                John S. Cone
                ----------------------
                Franklin Portfolio
                Associates:
                Michael F. Dunn
                ----------------------
                Franklin Portfolio
                Associates:              16 RICs                              2 RICs ($9.1 B);
                Oliver E. Buckley        5 PIVs             $14.5 billion     17 other
                ----------------------   92 other           $199.0 million    accounts              None       (17)         (42)
                Franklin Portfolio       accounts           $4.75 billion     ($4.75 B)
                Associates:
                Kristin J. Crawford
                ----------------------
                Franklin Portfolio
                Associates:
                Langton Garvin
                ----------------------
                Franklin Portfolio
                Associates:
                Patrick Slattery
                --------------------------------------------------------------------------------------------------------------------
                BHMS: James S. McClure   2 RICs             $430.40 million
                ----------------------   16 other           $731.60 million                         None       (18)         (43)
                BHMS: John P. Harloe     accounts
                --------------------------------------------------------------------------------------------------------------------
                MetWest: Gary W.
                Lisenbee
                ----------------------
                MetWest: Howard          3 RICs             $568.9 million
                Gleicher                 4 PIVs             $57.20 million                          None       (19)         (44)
                ----------------------   7 other accounts   $65.90 million
                MetWest: Jeffrey Peck
                ----------------------
                MetWest: Jay
                Cunningham
------------------------------------------------------------------------------------------------------------------------------------
U.S.            Scott Kirby              10 RICs            $9.38 billion
Government                               7 PIVs             $2.14 billion     1 other account    $10,001-
Mortgage                                 51 other           $22.26 billion    ($32.99 M)         $50,000        (2)         (29)
                                         accounts
------------------------------------------------------------------------------------------------------------------------------------
Value           Eli M. Salzmann          12 RICs            $25.69 billion
                ----------------------   10 PIVs            $822.8 million    1 other account
                Sholom Dinsky            45,651 other       $17.778 billion   ($221.4 M)            None       (15)         (40)
                                         accounts
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
California
Tax-Exempt
-------------
Massachusetts
Tax-Exempt
-------------
Michigan
Tax-Exempt
-------------   Rick LaCoff(p)                                                                      None        (2)         (29)
Minnesota
Tax-Exempt
-------------
New-York
Tax-Exempt
-------------
Ohio
Tax-Exempt

------------------------------------------------------------------------------------------------------------------------------------
Dividend        Warren Spitz                                                                     Over
Opportunity                                                                                      $1,000,000
                ----------------------                                                           -----------
                Steve Schroll            5 RICs             $8.1 billion                         $100,001 -
                                         2 PIVs             $0.22 billion     5 RICs             $500,000       (2)         (29)
                ----------------------                                                           -----------
                Laton Spahr                                                                      $10,001 -
                                                                                                 $50,000
------------------------------------------------------------------------------------------------------------------------------------
Real Estate     Julene Melquist
                ----------------------   None                                                       None     (2), (3)       (29)
                J. Blair Brumley
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 112

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS  BASED ACCOUNTS(a)    SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Core Bond       Tom Murphy               8 RICs             $6.87 billion
                                         3 PIVs             $1.28 billion     2 RICs             $10,001-
                                         25 other           $21.02 billion    ($1,491.2 M)       $50,000
                                         accounts(f)
                --------------------------------------------------------------------------------------------
                Jamie Jackson            12 RICs            $9.16 billion
                                         6 PIVs             $3.14 billion     1 other account    $10,001-
                                         31 other           $5.88 billion     ($21.52 M)         $50,000        (2)        (29)
                                         accounts(f)
                --------------------------------------------------------------------------------------------
                Scott Kirby              11 RICs            $9.14 billion
                                         7 PIVs             $2.71 billion     1 other account    $10,001-
                                         48 other           $23.49 billion    ($66.13 M)         $50,000
                                         accounts(f)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Dimitris Bertsimas       4 RICs             $1.74 billion
Equity                                   1 PIV              $11.7 million     4 RICs                None
                                         13 other           $84.8 million
                                         accounts(f)
                --------------------------------------------------------------------------------------------    (2)         (29)
                Gina Mourtzinou          2 RICs             $1.63 billion
                                         1 PIV              $11.7 million                        $50,001-
                                         13 other           $84.8 million     2 RICs             $100,000
                                         accounts(f)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Dimitris Bertsimas       8 RICs             $3.2 billion
Small and Mid                            7 PIVs             $0.246 billion
Cap Equity(o)                            10 other           $0.223 billion

                                         accounts(f)                                               None(m)      (2)       (29)

                ------------------------------------------------------------
                Gina Mourtzinou          3 RICs             $3.02 billion
                                         5 other accounts   $0.185 billion
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Dimitris Bertsimas       5 RICs             $2.20 billion     5 RICs ($2.2 B)
Small Cap                                7 PIVs             $0.14 billion
Value(n)                                 10 other           $0.20 billion

                                         accounts(f)

                -------------------------------------------------------------------------------
                Gina Mourtzinou          3 RICs             $2.32 billion     3 RICs ($2.32 B)     None(m)      (2)         (29)
                                         5 other accounts   $0.17 billion
                -------------------------------------------------------------------------------
                Jonathan Calvert         3 RICs             $0.99 billion     3 RICs ($0.99 B)
                                         6 PIVs             $0.14 billion
------------------------------------------------------------------------------------------------------------------------------------
Floating        Lynn Hopton
Rate(n)         ----------------------   13 PIVs            $5.46 million                                                   (29)
                Yvonne Stevens
                -------------------------------------------------------------------------------    None(m)      (2)     ------------
                Erol Sonderegger         None
                ----------------------                                                                                      (29)
                Colin Lundgren
------------------------------------------------------------------------------------------------------------------------------------
Growth          Nick Thakore             4 RICs             $3.43 billion     4 RICs             $100,001-      (2)         (29)
                                         2 PIVs             $244.06 million                      $500,000
------------------------------------------------------------------------------------------------------------------------------------
Income          Brian Lavin              1 RIC              $40.83 million                       $50,001-
Opportunities                            1 PIV              $50.11 million                       $100,000
                ------------------------------------------------------------                     -----------
                Jennifer Ponce de Leon   5 RICs             $7.93 billion                                       (2)         (29)
                                         1 PIV              $50.11 million                       $50,001-
                                         10 other           $2.44 billion                        $100,000
                                         accounts
------------------------------------------------------------------------------------------------------------------------------------
Inflation       Jamie Jackson            12 RICs            $9.13 billion     3 RICs
Protected                                6 PIVs             $3.14 billion     ($643.57 M)(j);    $10,001-
Securities                               31 other           $5.88 billion     1 other            $50,000        (2)         (29)
                                         accounts(f)                          account(k)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap       Nick Thakore             5 RICs             $6.56 billion     5 RICs             $100,001-
Equity                                   2 PIVs             $244.05 million                      $500,000
                --------------------------------------------------------------------------------------------
                Bob Ewing                6 RICs             $5.7 billion                         $100,001-      (2)         (29)
                                         2 PIVs             $244.05 million   6 RICs             $500,000
                                         1 other account    $12.04 million
------------------------------------------------------------------------------------------------------------------------------------
Large Cap       Bob Ewing                6 RICs             $7.11 billion                        $500,001-
Value                                    2 PIVs             $244.05 million   6 RICs             $1,000,000     (2)         (29)
                                         1 other account    $12.04 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 113

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS  BASED ACCOUNTS(a)    SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Limited         Tom Murphy               8 RICs             $6.85 billion     3 RICs
Duration Bond                            3 PIVs             $1.28 billion     ($643.57 M)(j)     $10,001-
                                         25 other           $21.02 billion                       $50,000
                                         accounts
                --------------------------------------------------------------------------------------------
                Jamie Jackson            12 RICs            $9.15 billion
                                         6 PIVs             $3.14 billion                        $10,001-       (2)         (29)
                                         48 other           $5.88 billion     3 RICs             $50,000
                                         accounts(f)                          ($643.57 M)(j);
                ------------------------------------------------------------  1 other            -----------
                Scott Kirby              11 RICs            $9.12 billion     account(k)
                                         7 PIVs             $2.72 billion                        $10,001-
                                         48 other           $23.49 billion                       $50,000
                                         accounts(f)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Diversified     Tom Murphy               8 RICs             $4.74 billion
Bond                                     4 PIVs             $1.29 billion                        $100,001-
                                         23 other           $19.82 billion                       $500,000
                                         accounts(f)
                ------------------------------------------------------------                     -----------
                Jamie Jackson            12 RICs            $6.85 billion     3 RICs
                                         6 PIVs             $3.21 billion     ($1.45 B);         $10,001-
                                         31 other           $5.59 billion     1 other account    $50,000
                                         accounts(f)                          ($0.098 B)
                ------------------------------------------------------------                     -----------
                Scott Kirby              11 RICs            $9.79 billion
                                         6 PIVs             $2.38 billion                        $10,001-
                                         45 other           $23.27 billion                       $50,000        (2)         (29)
                                         accounts(f)
                --------------------------------------------------------------------------------------------
                Jennifer Ponce de Leon   5 RICs             $5.83 billion
                                         1 PIV              $0.03 billion                        $10,001-
                                         10 other           $3.25 billion                        $50,000
                                         accounts
                --------------------------------------------------------------------------------------------
                Nicolas Pifer            4 RICs             $3.02 billion
                                         4 PIVs             $0.47 billion     1 other account    $1-$10,000
                                         15 other           $4.22 billion     ($0.14 B)
                                         accounts(f)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced        Tom Murphy               8 RICs             $6.51 billion
                                         4 PIVs             $1.26 billion                        $10,001-
                                         22 other           $17.03 billion                       $50,000
                                         accounts(f)
                ------------------------------------------------------------                     -----------
                Jamie Jackson            12 RICs            $8.72 billion     2 RICs
                                         7 PIVs             $3.16 billion     ($1.03 B);
                                         29 other           $6.68 billion     1 other account       None        (2)         (29)
                                         accounts(f)                          ($0.098 B)
                ------------------------------------------------------------                     -----------
                Scott Kirby              11 RICs            $8.66 billion
                                         7 PIVs             $2.32 billion
                                         44 other           $22.72 billion                          None
                                         accounts(f)
                --------------------------------------------------------------------------------------------------------------------
                Bob Ewing                6 RICs             $6.08 billion                        $100,001-
                                         2 PIVs             $0.04 billion     6 RICs             $500,000       (2)         (29)
                                         1 other account    $0.01 billion
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value   Warren Spitz                                                                     $100,001-
                                                                                                 $500,000
                ----------------------   4 RICs             $9.19 billion                        -----------
                Laton Spahr              1 PIV              $0.16 billion                        $10,001-
                                         1 other account    $0.01 billion     4 RICs             $50,000        (2)         (29)
                ----------------------                                                           -----------
                Steve Schroll                                                                    $50,001-
                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified     Warren Spitz                                                                     $100,001-
Equity Income                                                                                    $500,000
                ----------------------   4 RICs             $5.13 billion                        -----------
                Laton Spahr              1 PIV              $0.16 billion     4 RICs                 None       (2)         (29)
                ----------------------   1 other account    $0.01 billion                        -----------
                Steve Schroll                                                                    $50,001-
                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 114

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS  BASED ACCOUNTS(a)    SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Strategic       Tom Murphy               8 RICs             $6.74 billion
Allocation                               4 PIVs             $1.26 billion                        $10,001-
                                         22 other           $17.03 billion                       $50,000
                                         accounts(f)
                ------------------------------------------------------------  2 RICs             -----------
                Jamie Jackson            12 RICs            $8.72 billion     ($1.26 B);
                                         7 PIVs             $3.16 billion     1 other account       None        (2)        (29)
                                         29 other           $6.68 billion     ($0.098 B)
                                         accounts(f)
                ------------------------------------------------------------                     -----------
                Scott Kirby              11 RICs            $8.9 billion
                                         7 PIVs             $2.32 billion                        $10,001-
                                         44 other           $22.72 billion                       $50,000
                                         accounts(f)
                --------------------------------------------------------------------------------------------------------------------
                Dimitris Bertsimas       4 RICs             $2.18 billion
                                         6 PIVs             $0.16 billion     4 RICs             Over
                                         8 other            $0.08 billion                        $1,000,000
                                         accounts(f)
                --------------------------------------------------------------------------------------------
                Jonathan Calvert         2 RICs             $0.12 billion                        $100,001-      (2)         (29)
                                         6 PIVs             $0.16 billion                        $500,000
                ------------------------------------------------------------  2 RICs             -----------
                Gina Mourtnizou          2 RICs             $2.06 billion                        $50,001-
                                         3 other accounts   $0.04 billion                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------

Absolute        Nicholas Pifer           6 RICs             $6.29 billion     1 other account
Return                                   8 PIVs             $0.669 billion    ($0.14 B)            None(m)      (2)         (29)
Currency                                 16 other           $4.166 billion
and Income(o)                            accounts(f)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Dimitris Bertsimas       8 RICs             $3.2 billion
International                            7 PIVs             $0.246 billion
Equity(o)                                10 other           $0.223 billion
                                         accounts(f)                                               None(m)      (2)         (29)

                ------------------------------------------------------------
                Jonathan Calvert         3 RICs             $1.09 billion
                                         6 PIVs             $0.131 billion
------------------------------------------------------------------------------------------------------------------------------------
Emerging        Julian A.S. Thompson     1 RIC              $226.0 million
Markets                                  3 other accounts   $212.0 million
                ------------------------------------------------------------                       None(l)     (20)         (45)
                Jules Mort               1 RIC              $226.0 million
                                         1 PIV              $1.428 billion
                                         3 other accounts   $212.0 million
------------------------------------------------------------------------------------------------------------------------------------
Emerging        Nicholas Pifer           6 RICs             $5.543 billion    1 RIC ($0.39 B);
Markets                                  8 PIVs             $0.56 billion     1 other account      None(m)      (2)         (29)
Bond(n)                                  15 other           $4.031 billion    ($0.14 B)

                                         accounts(f)

------------------------------------------------------------------------------------------------------------------------------------
European        Dominic Baker            1 PIV              $105.0 million
Equity          ------------------------------------------------------------                       None(l)     (20)         (45)
                Rob Jones                None
------------------------------------------------------------------------------------------------------------------------------------
Global Bond     Nicholas Pifer           5 RICs             $4.932 billion    1 RIC ($36 M);
                                         6 PIVs             $496.025 million  1 other account    $1-$10,000     (2)         (29)
                                         15 other           $4.202 billion    ($142 M)
                                         accounts
------------------------------------------------------------------------------------------------------------------------------------
Global Equity   Dominic Rossi            2 RICs             $1.717 billion
                                         1 other account    $604.5 million
                ------------------------------------------------------------                       None(l)     (20)         (45)
                Stephen Thornber         1 RIC              $122.0 million
                                         1 PIV              $72.0 million
                                         2 other accounts   $93.0 million
------------------------------------------------------------------------------------------------------------------------------------
Global          Nina Hughes              1 PIV              $11.437 million                         None      (2),(3)       (29)
Technology
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 115

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS  BASED ACCOUNTS(a)    SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
International   Columbia WAM:
Aggressive      P. Zachary Egan
Growth          ----------------------   1 RIC              $2.6 billion                             None       (21)       (46)
                Columbia WAM:
                Louis J. Mendes
                --------------------------------------------------------------------------------------------------------------------
                Principal: John          3 RICs             $1.5 billion
                Pihlblad(d)              2 other accounts   $437.0 million
                ------------------------------------------------------------                         None       (22)       (47)
                Principal: Steven        1 RIC              $724.9 million
                Larson(d)
------------------------------------------------------------------------------------------------------------------------------------
International   Boston Company:
Equity          D. Kirk Henry            18 RICs            $7.1 billion
                ----------------------   9 PIVs             $8.5 billion                             None       (23)       (48)
                Boston Company:          77 other           $16.0 billion
                Clifford A. Smith        accounts
                --------------------------------------------------------------------------------------------------------------------
                Marisco:                 14 RICs            $4.428 billion                           None       (24)       (49)
                James G. Gendelman       2 other accounts   $143.8 million
------------------------------------------------------------------------------------------------------------------------------------
International   Alex Lyle                2 RICs             $1.297 billion
Opportunity                              25 PIVs            $1.602 billion
                                         2 other accounts   $287.0 million
                ------------------------------------------------------------                       None(l)      (20)       (45)
                Dominic Rossi            2 RICs             $1.732 billion
                                         1 other account    $604.5 million
------------------------------------------------------------------------------------------------------------------------------------
International   Kevin F. Simms           15 RICs            $6.9 billion
Select Value    ----------------------   11 PIVs            $2.7 billion                             None       (25)       (50)
                Henry S. D'Auria         152 other          $18.5 billion
                                         accounts
------------------------------------------------------------------------------------------------------------------------------------

International   AIGGIC:                  2 RICs             $369.85 million   2 other accounts
Small Cap       Hans K. Danielsson(e)    5 PIVs             $1.27 billion     ($88.78 M)
                                         3 other accounts   $294.83 million
                -------------------------------------------------------------------------------
                AIGGIC: Chantal          1 RIC              $272.43 million
                Brennan(e)               1 PIV              $398.5 million
                ------------------------------------------------------------
                AIGGIC: Ming Hsu(e)      1 RIC              $272.43 million                          None       (26)       (51)
                                         7 PIVs             $99.96 million
                                         2 other accounts   $275.07 million
                ------------------------------------------------------------
                AIGGIC: Noriko Umino(e)  1 RIC              $272.43 million
                                         1 PIV              $3.73 million
                                         3 other accounts   $88.79 million

                --------------------------------------------------------------------------------------------------------------------
                Batterymarch:
                Thomas Linkas(d)
                ----------------------
                Batterymarch:
                Charles F. Lovejoy(d)
                ----------------------
                Batterymarch:
                Guy Bennett(d)           14 other
                ----------------------   accounts           $2.985 billion                           None       (27)       (52)
                Batterymarch:
                Christopher W.
                Floyd(d)
                ----------------------
                Batterymarch:
                Jeremy Knight(d)
                ----------------------
                Batterymarch:
                John Vietz(d)
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 116

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)
                                         --------------------------------------------------------            POTENTIAL
                                                                                                  OWNERSHIP  CONFLICTS
                                          NUMBER AND TYPE     APPROXIMATE        PERFORMANCE       OF FUND      OF      STRUCTURE OF
     FUND          PORTFOLIO MANAGER        OF ACCOUNT*     TOTAL NET ASSETS  BASED ACCOUNTS(a)    SHARES    INTEREST   COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap         Duncan J. Evered         2 RICs             $918.82 million                      $100,001 -     (2)         (29)
Growth                                   2 PIVs             $215.55 million                      $500,000
                                         17 other           $616.98 million
                                         accounts
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt          Rick LaCoff(p)                                                                  None        (2)         (29)
High Income
------------------------------------------------------------------------------------------------------------------------------------
Intermediate        Rick LaCoff(p)                                                                  None        (2)         (29)
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt          Rick LaCoff(p)                                                                  None        (2)         (29)
Bond

------------------------------------------------------------------------------------------------------------------------------------

* RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c) Ms. Keeley, who serves as Senior Vice President, Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(d) The portfolio manager began managing the fund after its last fiscal period end; therefore the reporting information is as of March 31, 2006.

(e) The portfolio manager began managing the fund after its last fiscal period end; therefore the reporting information is as of Dec. 31, 2005.

(f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(g)   Primarily managed money/wrap accounts.

(h) Neither Christopher Davis nor Kenneth Feinberg own any shares of Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(i) Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts may contain additional assets under the primary responsibility of other portfolio managers.

(j) Messrs. Murphy, Jackson and Kirby manage the fixed income portion of these 3 RICs.

(k) Mr. Jackson manages $0.21 million of that account, and Mr. Kirby manages $82.58 million of that account.

(l) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(m) The fund is new and shares were not yet being offered as of the fiscal period end.

(n) As of the date of this SAI, the fund had not passed its first fiscal period end, and therefore the portfolio manager reporting information is as of Dec. 31, 2005.

(o) As of the date of this SAI, the fund had not passed its first fiscal period end, and therefore the portfolio manager reporting information is as of March 31, 2006.


(p) Mr. LaCoff began managing the funds July 24, 2006, therefore reporting information is not yet available.


Statement of Additional Information - July 28, 2006                     Page 117

POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

      o Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.



Statement of Additional Information - July 28, 2006                     Page 118

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

      If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

      The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) To ensure that Essex addresses compliance and control issues, an open dialogue exists between the portfolio managers, the trading desk, and our account services groups. This allows Essex to monitor compliance among these parties to accommodate both our clients' and the firm's investment guidelines. In order to prevent and detect violations, we have the following checks and balances built into our compliance process:

      o The client service group and the Compliance Officer -- Christopher P. McConnell, Co-Chief Executive Officer and Chief Financial Officer -- interpret each compliance restriction.

      o   Portfolio Managers review each trade for appropriateness.

      o Our trading systems are state of the art and have been developed to prevent an inappropriate security or position from being purchased in a portfolio once the system is coded.

      o Our administrative group reviews each trade on a daily basis for reconciliation purposes.

      o Each member of our firm has signed our Code of Ethics policy which outlines authorized trading activity and procedures.



Statement of Additional Information - July 28, 2006                     Page 119

(7) MDTA offers several wealth management models in which their private clients (separately managed accounts) participate. Those offerings which follow the MDT Small Cap Growth strategy include portfolios of investments substantially identical to the portfolio managed for the RiverSource Small Cap Growth Fund ("RSCGF"), which could create certain conflicts of interest. In all cases, MDTA believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

(8) Kenwood, an indirect partially-owned subsidiary of Ameriprise Financial, is an affiliate of RiverSource Investments. Kenwood portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      Kenwood has a fiduciary responsibility to all of the clients for which it manages accounts. Kenwood seeks to provide best execution of all securities transactions. Where possible, security transactions are aggregated and allocated to client accounts in a fair and timely manner. Kenwood has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. In addition to monitoring these policies and procedures, Kenwood monitors compliance with the firm's Code of Ethics and places additional investment restrictions on portfolio managers who manage certain other accounts.

(9) Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

      o RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

      o RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.



Statement of Additional Information - July 28, 2006                     Page 120

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(10) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

      Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

      For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

      American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

      Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



Statement of Additional Information - July 28, 2006                     Page 121

(11) Goldman Sachs Asset Management, L.P. ("GSAM") portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the funds ("portfolio managers") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The portfolio managers make investment decisions for the funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the funds, both of which have the potential to adversely impact the funds depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the funds to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.


(13) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:



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      o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

      o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

      o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

      o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(14) Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

      Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.


      Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the GAMCO Asset Management Inc. (GAMCO) and its affiliates.


      Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts, which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.


      Selection of Broker/Dealers. Because of the portfolio manager's position with Gabelli & Company, Inc., ("Gabelli & Co.") an affiliate of GAMCO that is a registered broker-dealer, and his indirect majority ownership interest in Gabelli & Company, Inc., he may have an incentive to use Gabelli & Co. to execute portfolio transactions for the Fund even if using Gabelli & Co. is not in the best interest of the fund.


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      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of GAMCO's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which GAMCO or its affiliates have investment interests. In Mr. Gabelli's case, GAMCO's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with nonperformance based accounts. In addition, he has investment interests in several of the funds managed by GAMCO and its affiliates. GAMCO and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for GAMCO and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.


(15) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.


(16) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

      Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

      Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.



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(17) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(18) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


(19) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

      Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

      MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

      The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

      Each portfolio manager/client service representative is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. Both the lead strategist and the portfolio manager/client service representatives review trade reports for all accounts on a daily basis.



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(20) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

      Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(21) Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      o The most attractive investments could be allocated to higher-fee accounts.

      o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

      A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.



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      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM has adopted compliance procedures that provide that any transactions between the funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of the funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      The funds' portfolio managers may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, the funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

      The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds.



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(22) The subadviser provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

(23)  INTRODUCTION

      A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

      These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

      This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

      NEW INVESTMENT OPPORTUNITIES

      Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      o The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.



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      COMPENSATION

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      o The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

      INVESTMENT OBJECTIVES

      Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      o To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

      TRADING

      Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      o When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

      PERSONAL INTEREST

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

      OUTSIDE DIRECTORSHIP



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      Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      o In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

      PROXY VOTING

      Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      o Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

      PERSONAL TRADING

      Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      o Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
          (b) in anticipation of the effect of such recommendation on the market price.

      o Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

      SOFT DOLLARS

      Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      o It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.



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      CONSULTANT BUSINESS

      Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

      o   The Boston Company does not pay referral fees to consultants.

      GIFTS

      Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

      The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      o The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.

(24) Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

      Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

      As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts.

      In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.



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(25) As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading

      Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients

      Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.



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      Allocating Investment Opportunities

      Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      Alliance Capital's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

      To address these conflicts of interest, Alliance Capital's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(26) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

(27) Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

      Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

      Allocation of Investment Opportunities

      If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.



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      Opposite (i.e., Contradictory) Transactions in Securities

      Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

      In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

      Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

      Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

      Personal Securities Transactions

      Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

      Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

      To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

      Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.



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STRUCTURE OF COMPENSATION

(28) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(29) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts*, and by the short term (typically one-year) and long-term (typically three year) pre-tax performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) pre-tax performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to institutional portfolios managed by Lynn Hopton and Yvonne Stevens, funding for the bonus pool is a percentage of operating profit earned on the institutional portfolios managed by them and institutional portfolio profitability. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts*.


      Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios managed by Lynn Hopton and Yvonne Stevens. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

      * The portfolio managers that currently support funds as research analysts are: Clay Hoes, Julene Melquist, J. Blair Brumley and Nina Hughes.



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(30) The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

      UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

      o Competitive salary, benchmarked to maintain competitive compensation opportunities.

      o Annual bonus, tied to individual contributions and investment performance.

      o UBS equity awards, promoting company-wide success and employee retention.

      o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

      Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

      Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

      UBS AG equity. Senior investment professionals, including each portfolio manager of the portfolio, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

      Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

(31) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

      The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

(32) The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a



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      profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on the portfolio's performance on an absolute basis as well as relative to our peers and benchmarks. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

      Portfolio managers, specifically those that are Principals of the firm, are evaluated on the basis of two components: (1) overall performance of the firm and (2) performance of his or her managed portfolios. Overall performance of the firm is the overriding measure by which Principals are evaluated. A lesser weighting, but certainly one of importance, is the portfolio's performance, which is measured in terms of absolute, benchmark-relative and competitor-relative performance.

      An analyst's evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst's recommendations are incorporated into the portfolio and the analyst's overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst's functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst's evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

      Each trader at Essex is evaluated annually by the firm's Chief Executive Officers. The two Chief Executive Officers examine several factors such as: number of errors, obtaining best execution, opinions of our portfolio managers, etc. A trader's performance evaluation contributes to 25%-30% of his or her total pay.

      As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

      Finally, Essex offers a deferred compensation plan for certain employees by way of granting them a Special Recognition Award.

      Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

(33) MDTA's Chief Investment Officer, David Goldsmith, receives a fixed cash salary that is not based on the performance of MDTA investment strategies. He also receives a cash bonus as part of his compensation that is calculated based on a percentage of total advisory revenue earned by MDTA. MDTA's other investment professionals receive a fixed cash salary and a cash bonus that is calculated based on the performance of MDTA's strategies. The compensation of all of MDTA's investment professionals includes a 401(k) retirement plan. The compensation of all of MDTA's investment professionals with respect to the RSCGF is no different than compensation they receive for services provided to other accounts.

(34) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(35) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described


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      below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

      Base Salary

      Portfolio managers receive base pay in the form of a fixed annual salary.

      Bonus

      A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

      With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund.

      In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

      A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

      A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

      Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

      Restricted Stock Plans

      Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).



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      Deferred Compensation Plans

      Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


(36) GSAM's Growth Team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

      The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. ("Goldman Sachs") and anticipated compensation levels among competitor firms.

      Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(37) The funds pay Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to each fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended May 31, 2006.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other portfolio managers is determined by their experience and performance in their role as portfolio manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the portfolio manager and


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      generally each other portfolio managed by such portfolio manager. Each portfolio manager's incentive payment relating to the Funds is linked to the gross pre-tax performance of the Funds compared to the benchmark or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Abrams, Boselli and Shilling are partners of the firm.

      ------------------------------------------------------------------------
      FUND                              BENCHMARK INDEX AND/OR PEER GROUP
      ------------------------------------------------------------------------
      Small Cap Equity Fund             Russell 2000 Index
      ------------------------------------------------------------------------
      Fundamental Growth Fund           Russell 1000 Growth Index
      ------------------------------------------------------------------------


(38)  Kenneth Feinberg's compensation as a Davis Advisors employee consists of
      (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

      Christopher Davis's annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.


(39) Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by GAMCO for managing Select Value Fund. Net revenues are determined by deducting from gross investment management fees paid by the Fund the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby GAMCO will receive only its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by GAMCO for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the GAMCO parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.


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(40) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

      Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


      Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

 (41) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(42) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

      FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(43) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

      In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.



Statement of Additional Information - July 28, 2006                     Page 141

(44) Metropolitan West's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, generous benefits and, in some cases, ownership. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan and profit-sharing plan. For those individuals who do not have an ownership interest in the firm, a material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

      Metropolitan West's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over Metropolitan West's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

      Messrs. Lisenbee and Gleicher are owners of Metropolitan West. As such, their compensation consists of a fixed salary and participation in the firm's profits.

(45) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
      (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.

(46) As of October 31, 2005, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes also participates in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and is based on Columbia WAM's recent performance. Portfolio manager compensation is variable and is based on both security analysis and portfolio management skill, as reflected through investment performance. Security analysis performance is evaluated based on investment results versus benchmarks of assigned coverage areas, industry and country weighting recommendations, achievement of industry and country weighting change mandates, the attainment of consistency across accounts, the magnitude of assets managed and the number of new investment ideas generated. Portfolio management performance is gauged on the pre-tax total return of each fund as measured against the performance of its benchmark index as well as its Lipper peer group. For portfolio managers that manage multiple funds, the performance of each fund is weighted by asset size so that the performance of a larger fund bears more importance on a portfolio manager's compensation than a smaller fund.



Statement of Additional Information - July 28, 2006                     Page 142

      Other factors used to determine portfolio manager compensation include the manager's business building efforts and governance and citizenship. The same factors and approach are applied to a portfolio manager's management of a separate account. Further, salary and bonus amounts were also impacted by Columbia WAM's income growth, revenue growth and growth of assets under management. Base salary amounts are determined according to multiple year performance, whereas bonus amounts are determined largely according to the manager's current year performance.

      A portion of Mr. Egan's compensation is also based on his responsibilities as the director of international research at Columbia WAM.

(47) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

      o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

      o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

      o Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.

      As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

(48) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

      For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

      All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).



Statement of Additional Information - July 28, 2006                     Page 143

(49) Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

      Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

      In addition to his salary and bonus, Mr. Gendelman may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

(50) Alliance Capital's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital's leadership criteria.



Statement of Additional Information - July 28, 2006                     Page 144

      (iii) Discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards"):
            Alliance Capital's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units).

      (iv)  Contributions under Alliance Capital's Profit Sharing/401(k) Plan:
            The contributions are based on Alliance Capital's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

(51) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and
      (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

(52) Compensation for Batterymarch investment professionals includes: competitive base salaries; individual performance-based bonuses (based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes); corporate profit-sharing; and a non-qualified deferred compensation plan (this plan has a three-year cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for the full three-year period after the initial award).

      Our compensation structure is highly competitive by current industry standards in terms of base salary and incentive compensation. This is based upon an annual industry-wide survey, to which Batterymarch subscribes, conducted by McLagan Partners.

      A key component at Batterymarch in attracting and retaining key professionals is an environment which promotes continuous learning and sharing. All investment professionals have specific geographic coverage and sector responsibilities and each has responsibility for the success of investment models in these areas. We believe that this concept of "ownership" has contributed significantly to our ability to attract and retain investment professionals.



Statement of Additional Information - July 28, 2006                     Page 145

ADMINISTRATIVE SERVICES AGREEMENT

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

                                    TABLE 21. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE*
---------------------------------------------------------------------------------------------------------------------------------
                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         ----------------------------------------------------------------------------------------
                                                            $500,000,001 -  $1,000,000,001 -  $3,000,000,001 -
                 FUND                    $0 - 500,000,000   1,000,000,000    3,000,000,000     12,000,000,000   $12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income      0.080%             0.075%          0.070%            0.060%            0.050%

Disciplined International Equity
Disciplined Small Cap Value
Emerging Markets
Emerging Markets Bond
European Equity
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Cap Value
Small Company Index
Strategic Allocation
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                    0.070%             0.065%          0.060%            0.050%            0.040%
Core Bond
Diversified Bond
Floating Rate
High-Yield Bond
Income Opportunities
Inflation Protected
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 146

---------------------------------------------------------------------------------------------------------------------------------
                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         ----------------------------------------------------------------------------------------
                                                            $500,000,001 -  $1,000,000,001 -  $3,000,000,001 -
                 FUND                    $0 - 500,000,000   1,000,000,000    3,000,000,000     12,000,000,000   $12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                        0.060%             0.055%          0.050%            0.040%            0.030%
Balanced
Cash Management
Disciplined Equity
Disciplined Small and Mid Cap Equity
Diversified Equity Income
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
Precious Metals
Real Estate
S&P 500 Index
Select Value
Tax-Exempt Money Market
Value
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income              0.020%             0.020%          0.020%            0.020%            0.020%
Income Builder Enhanced Income
Income Builder Moderate Income
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------------

* Effective Oct. 1, 2005, the funds' Board approved a change to the Administrative Services Agreement fee schedule under the Administrative Services Agreement between Ameriprise Financial and the funds.

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - July 28, 2006                     Page 147

                                    TABLE 22. ADMINISTRATIVE FEES
-----------------------------------------------------------------------------------------------------
                                                   ADMINISTRATIVE SERVICES FEES PAID IN   DAILY RATE
                                                   ------------------------------------   APPLIED TO
                      FUND                            2006         2005         2004      FUND ASSETS
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                          $51,235   $13,785(a)          N/A         0.020
-----------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                         17,895     5,969(a)          N/A         0.020
-----------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                             85,545    23,460(a)          N/A         0.020
-----------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                 104,658    28,002(a)          N/A         0.020
-----------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                34,371    10,779(a)          N/A         0.020
-----------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                         41,435    10,959(a)          N/A         0.020
-----------------------------------------------------------------------------------------------------
Small Company Index                                   861,455      784,439      731,549         0.076
-----------------------------------------------------------------------------------------------------
S&P 500 Index                                         222,321      319,791      324,551         0.060
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------
Equity Value                                          558,514      454,202      451,613         0.056
-----------------------------------------------------------------------------------------------------
Precious Metals                                        50,123       51,848       52,769         0.060
-----------------------------------------------------------------------------------------------------
Small Cap Advantage                                   568,712      491,869      371,247         0.078
-----------------------------------------------------------------------------------------------------
Small Cap Growth                                      180,537      224,042      218,131         0.080
-----------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------
Retirement Plus 2010                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2015                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2020                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2025                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2030                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2035                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2040                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Retirement Plus 2045                                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------

Aggressive Growth                                     130,418       24,630        7,449         0.059
-----------------------------------------------------------------------------------------------------
Fundamental Growth                                     83,643       31,978        6,428         0.060
-----------------------------------------------------------------------------------------------------
Fundamental Value                                     658,982      458,121      271,928         0.057
-----------------------------------------------------------------------------------------------------
High Yield Bond                                     1,328,295    1,219,476    1,227,227         0.064
-----------------------------------------------------------------------------------------------------
Income Builder Basic Income                            581(b)          N/A          N/A         0.020
-----------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                       1,226(b)          N/A          N/A         0.020
-----------------------------------------------------------------------------------------------------
Income Builder Moderate Income                       1,394(b)          N/A          N/A         0.020
-----------------------------------------------------------------------------------------------------
Select Value                                          443,873      427,460      240,301         0.059
-----------------------------------------------------------------------------------------------------
Short Duration U.S. Government                        821,082      960,018    1,317,413         0.067
-----------------------------------------------------------------------------------------------------
Small Cap Equity                                      205,335      129,820       88,061         0.080
-----------------------------------------------------------------------------------------------------
Small Cap Value                                       858,118      824,914      676,121         0.077
-----------------------------------------------------------------------------------------------------
U.S. Government Mortgage                              172,175      152,145      204,741         0.070
-----------------------------------------------------------------------------------------------------
Value                                                 285,079      285,752      228,212         0.060
-----------------------------------------------------------------------------------------------------
                                                      2005         2004         2003

-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------
California Tax-Exempt                                  87,771      100,323      111,565         0.040
-----------------------------------------------------------------------------------------------------
Dividend Opportunity                                  406,110      415,515      457,055         0.037
-----------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                               30,362       37,526       39,417         0.040
-----------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                    23,283       30,016       33,309         0.040
-----------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                  163,503      176,718      182,304         0.038
-----------------------------------------------------------------------------------------------------
New York Tax-Exempt                                    36,031       43,576       47,766         0.040
-----------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                        24,486       31,477       34,268         0.040
-----------------------------------------------------------------------------------------------------
Real Estate                                            41,449     2,235(c)          N/A         0.050
-----------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 148

-----------------------------------------------------------------------------------------------------
                                                   ADMINISTRATIVE SERVICES FEES PAID IN   DAILY RATE
                                                   ------------------------------------   APPLIED TO
                      FUND                            2005         2004         2003      FUND ASSETS
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------
Cash Management                                     1,016,703    1,171,667    1,445,919         0.025
-----------------------------------------------------------------------------------------------------
Core Bond                                              78,241       38,539     2,965(d)         0.050
-----------------------------------------------------------------------------------------------------
Disciplined Equity                                     29,441        6,521       939(e)         0.050
-----------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                      N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                               N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Floating Rate                                             N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Growth                                              1,370,094    1,523,915    1,469,076         0.045
-----------------------------------------------------------------------------------------------------
Income Opportunities                                  164,038       81,849     3,160(d)         0.050
-----------------------------------------------------------------------------------------------------
Inflation Protected Securities                         61,197     6,834(f)          N/A         0.050
-----------------------------------------------------------------------------------------------------
Large Cap Equity                                      860,387      212,114       27,560         0.048
-----------------------------------------------------------------------------------------------------
Large Cap Value                                        67,667       41,856       11,000         0.050
-----------------------------------------------------------------------------------------------------
Limited Duration Bond                                  88,881       53,771     3,184(d)         0.050
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------
Diversified Bond                                    1,259,427    1,460,195    1,674,570         0.046
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------
Balanced                                              524,986      588,644      610,513         0.039
-----------------------------------------------------------------------------------------------------
Diversified Equity Income                           1,216,876      942,358      676,319         0.026
-----------------------------------------------------------------------------------------------------
Mid Cap Value                                         385,071      170,293       58,931         0.050
-----------------------------------------------------------------------------------------------------
Strategic Allocation                                  383,942      390,084      381,033         0.037
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                       N/A          N/A          N/A           N/A

-----------------------------------------------------------------------------------------------------
Disciplined International Equity                          N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
Emerging Markets                                      351,359      271,857      208,342         0.080
-----------------------------------------------------------------------------------------------------
Emerging Markets Bond                                     N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------
European Equity                                        75,504       78,835       82,084         0.080
-----------------------------------------------------------------------------------------------------
Global Bond                                           342,324      314,640      311,211         0.079
-----------------------------------------------------------------------------------------------------
Global Equity                                         305,907      284,795      304,662         0.079
-----------------------------------------------------------------------------------------------------
Global Technology                                     112,326      131,702       93,713         0.060
-----------------------------------------------------------------------------------------------------
International Aggressive Growth                       240,889      149,750       94,603         0.080
-----------------------------------------------------------------------------------------------------
International Equity                                  127,687       88,536       38,014         0.080
-----------------------------------------------------------------------------------------------------
International Opportunity                             331,818      255,871      239,593         0.080
-----------------------------------------------------------------------------------------------------
International Select Value                            861,655      549,050      284,251         0.075
-----------------------------------------------------------------------------------------------------
International Small Cap                                74,264       46,103       13,092         0.080
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                64,053       69,058       65,453         0.070
-----------------------------------------------------------------------------------------------------
Mid Cap Growth                                      1,023,124    1,056,445      868,316         0.054
-----------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                       321,037      323,368      371,126         0.069
-----------------------------------------------------------------------------------------------------
Tax-Exempt High Income                              1,505,060    1,447,459    1,546,469         0.060
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                42,768       45,528       60,388         0.060
-----------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.


(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.



Statement of Additional Information - July 28, 2006                     Page 149

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY AGREEMENT

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares. Under the agreement, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fee varies depending on the investment category of the fund. For all but Class I shares, the fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class Y shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. For Class I shares, the fund allocates the fees based strictly on the number of shareholder accounts. You can find your fund's investment category in Table 1.

                 BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

      Class A   Class B   Class C   Class D   Class E   Class I   Class Y
      -------   -------   -------   -------   -------   -------   -------
      $19.50    $20.50    $20.00    $19.50    $19.50    $1.00     $17.50


          FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,
               TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS


The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

                Class A   Class B   Class C   Class I   Class Y
                -------   -------   -------   -------   -------
                $20.50    $21.50    $21.00    $1.00     $18.50

                               MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

                Class A   Class B   Class C   Class I   Class Y
                -------   -------   -------   -------   -------
                $22.00    $23.00    $22.50    $1.00     $20.00

In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.



Statement of Additional Information - July 28, 2006                     Page 150

DISTRIBUTION AGREEMENT


RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc. (collectively, the distributor), 70100 Ameriprise Financial Center, Minneapolis, MN 55474, serve as the fund's principal underwriter. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the Distributor and the amount retained by the Distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                            TABLE 23. SALES CHARGES PAID TO DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT RETAINED AFTER PAYING
                                                      SALES CHARGES PAID TO DISTRIBUTOR         COMMISSIONS AND OTHER EXPENSES
                                                   --------------------------------------------------------------------------------
                      FUND                             2006          2005          2004        2006         2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                         $3,095,956  $2,689,735(a)         N/A  $1,116,369  $1,129,812(a)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                          577,821     722,689(a)         N/A     105,590     178,650(a)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                            4,118,788   3,810,185(a)         N/A   1,075,302   1,309,727(a)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                 7,078,581   6,114,118(a)         N/A   2,691,706   2,610,071(a)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative               1,286,540   1,603,913(a)         N/A     274,017     530,042(a)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                        1,845,156   1,393,255(a)         N/A     518,093     509,719(a)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                   1,228,665      1,511,932   1,717,480     337,031        554,278       485,006
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                          N/A - No            N/A         N/A         N/A            N/A           N/A
                                                   sales charge
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value                                            645,442        740,741     798,502     116,536        258,954       212,373
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                         104,779        141,256     146,086      21,277         58,658        46,448
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                     986,996      1,972,996   2,543,371     276,857        774,287       757,410
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                        401,382        636,221   1,140,014     127,479        251,743       371,324
-----------------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                       217,559        166,200     131,508      44,653         72,464        50,690
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                       69,062        109,110      87,619      15,922         43,395        18,759
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                     1,915,417      2,827,644   2,069,259     406,545      1,038,987       633,428
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                       2,479,319      3,295,433   4,885,301     682,596      1,011,136     1,014,719
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                          128,246(b)            N/A         N/A   25,697(b)            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                       326,707(b)            N/A         N/A   73,038(b)            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                       437,903(b)            N/A         N/A  109,389(b)            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Select Value                                            945,839      1,633,975   2,473,422     213,839        582,671       668,150
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                        1,908,960      3,842,195   8,055,130     482,228      1,629,476     2,236,469
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                        604,021        523,687     687,100     190,699        187,706       199,371
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                       1,616,642      2,787,117   3,415,712     478,093      1,053,640     1,093,404
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                442,638        631,090   1,414,409      61,137        197,759       322,339
-----------------------------------------------------------------------------------------------------------------------------------
Value                                                   474,692        836,914   1,098,734      83,140        248,868       257,673
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 151

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 AMOUNT RETAINED AFTER PAYING
                                                      SALES CHARGES PAID TO DISTRIBUTOR         COMMISSIONS AND OTHER EXPENSES
                                                   --------------------------------------------------------------------------------
                      FUND                             2005          2004          2003        2005          2004           2003

-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                   218,698        246,897     369,212     111,053         96,481       147,346
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                  1,604,180      1,451,779   1,198,206     523,080        537,003       449,037
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                                 98,324        163,094     230,570      44,188         67,903        23,080
-----------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                      68,367        108,759     123,009      20,700         48,877         9,420
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                    463,661        645,851     658,737     141,616        225,724        43,189
-----------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                     134,248        155,512     146,838      63,799         65,578        26,914
-----------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                          55,404        113,361     155,216       9,152         35,469        15,472
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                             556,465     224,344(c)         N/A     223,572      95,933(c)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management                                         994,923      1,556,245   2,570,091     993,250      1,554,374     2,568,224
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond                                               207,266        243,504   61,761(d)      90,811        169,705  (239,213)(d)
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                      126,376         64,957   15,207(e)      47,059         13,620   (24,103)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                        N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                 N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                               N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Growth                                                3,540,317      5,194,048   5,319,830   1,430,279      1,979,434     1,703,248
-----------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                    891,368      1,008,513   51,706(d)     201,999        268,488  (266,547)(d)
-----------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                          429,879     218,847(f)         N/A      84,033      45,591(f)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                      1,812,939      2,547,239     592,326     723,158        711,343        76,721
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                         196,360        454,971     180,263      71,406        132,559         6,677
-----------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                   393,925        423,604   64,991(d)     115,701        178,177  (268,630)(d)
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                      3,072,387      3,926,269   5,046,003   1,203,503      1,516,544       722,797
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                                                501,366        735,450     750,472     168,698        240,733       228,111
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             9,791,165     10,301,867   3,604,654   2,664,788      2,933,886     1,012,358
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                         3,098,747      2,377,837     655,293     986,793        837,278       149,937
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                  1,083,154        989,579     847,194     244,136        316,545       223,952
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                         N/A            N/A         N/A         N/A            N/A           N/A

-----------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                            N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                        798,990        556,829     243,062 (6,658,875)    (6,660,972)   (2,681,731)
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                       N/A            N/A         N/A         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond                                             765,438        956,580   1,009,917     390,806        536,364       537,388
-----------------------------------------------------------------------------------------------------------------------------------
Global Equity                                           778,062        467,198     437,154     211,977        203,564       196,939
-----------------------------------------------------------------------------------------------------------------------------------
Global Technology                                       328,770        591,744     543,360      67,485        208,704       150,041
-----------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                         816,345        796,060     528,748     282,465        360,944       194,832
-----------------------------------------------------------------------------------------------------------------------------------
International Equity                                    299,410        456,321     329,351      96,946        175,987        82,777
-----------------------------------------------------------------------------------------------------------------------------------
International Opportunity                               873,855        997,517     274,577     244,843        371,845       104,589
-----------------------------------------------------------------------------------------------------------------------------------
International Select Value                            3,425,153      3,105,887   1,896,607   1,020,350      1,220,539       527,546
-----------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                 203,543        324,756      86,270      60,817        115,235        18,806
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 152

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 AMOUNT RETAINED AFTER PAYING
                                                      SALES CHARGES PAID TO DISTRIBUTOR         COMMISSIONS AND OTHER EXPENSES
                                                   --------------------------------------------------------------------------------
                      FUND                             2005          2004          2003        2005           2004          2003

-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                 176,349        306,545     611,983      40,451         86,091       100,008
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        1,821,533      3,566,760   4,166,089     635,918      1,373,111     1,046,768
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                         371,626        495,541     740,644     107,815        197,028       233,789
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                2,115,452      3,131,234   4,468,036   2,736,405      1,256,629     1,475,443
-----------------------------------------------------------------------------------------------------------------------------------
                                                       2004          2003          2002        2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                N/A - No            N/A         N/A         N/A            N/A           N/A
                                                   sales charge
-----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.


(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.


(c) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT


For funds with Class Y shares, except for Cash Management and Retirement Plus funds, the fund pays the distributor a fee for service provided to shareholders by financial advisors and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of average daily net assets for Class Y.


PLAN AND AGREEMENT OF DISTRIBUTION

FOR FUNDS OTHER THAN MONEY MARKET FUNDS

      To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate as follows:

      The fee is based on the average daily net assets of the fund attributable to the applicable class:

                 Class A   Class B   Class C   Class D
                 -------   -------   -------   -------
                  0.25%     1.00%     1.00%     0.25%

      For Class B and Class C shares, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.

FOR MONEY MARKET FUNDS

      The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

                    Class A   Class B   Class C
                    -------   -------   -------
                     0.10%     0.85%     0.75%

      For Class B and Class C shares, up to 0.75% is reimbursed for distribution expenses. For Class A and Class B shares, 0.10% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.



Statement of Additional Information - July 28, 2006                     Page 153

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of Class A, Class B, Class C and Class D shares, as applicable. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                  TABLE 24. 12B-1 FEES
-------------------------------------------------------------------------------------------------------------------------
                     FUND                              CLASS A            CLASS B             CLASS C            CLASS D
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                           $484,308           $577,276            $46,390                N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                          137,397            287,019             57,771                N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                              749,024          1,152,301            128,534                N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                   997,023          1,133,797            110,329                N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                 281,878            506,549             84,250                N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                          388,326            477,375             40,094                N/A
-------------------------------------------------------------------------------------------------------------------------
Small Company Index                                   2,079,181          3,813,752                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                               N/A                N/A                N/A            165,605
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------
Equity Value                                          2,183,812          2,384,097             34,165                N/A
-------------------------------------------------------------------------------------------------------------------------
Precious Metals                                         165,867            162,206             17,083                N/A
-------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                   1,491,995          2,099,561            119,350                N/A
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                        350,381            628,494             59,731                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 154

-------------------------------------------------------------------------------------------------------------------------
                     FUND                              CLASS A            CLASS B             CLASS C            CLASS D
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------

Aggressive Growth                                       310,563            348,467              9,442                N/A
-------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                       48,218             73,735              4,838                N/A
-------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                     1,827,800          2,973,732            185,363                N/A
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                       4,151,744          5,172,801            319,473                N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                               5,500              6,097                897                N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                           12,226             10,395              1,978                N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                           14,420             10,414              1,572                N/A
-------------------------------------------------------------------------------------------------------------------------
Select Value                                          1,285,850          1,804,688            111,631                N/A
-------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                        1,925,517          4,437,987            188,438                N/A
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                        452,722            523,768             39,821                N/A
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                       1,844,040          3,273,190            209,094                N/A
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                365,255            806,733             86,693                N/A
-------------------------------------------------------------------------------------------------------------------------
Value                                                   623,643          1,258,485             84,477                N/A

-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                   483,557            182,416             33,536                N/A
-------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                  1,852,456          2,836,466            105,158                N/A
-------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt                                147,943            186,463             14,622                N/A
-------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt                                     136,742             59,822             18,779                N/A
-------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                    877,625            517,111             92,150                N/A
-------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                     196,842            120,762             16,217                N/A
-------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt                                         136,871             84,836             21,311                N/A
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                              98,379            109,406              6,203                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------
Cash Management                                       3,303,424          1,141,431             20,261                N/A
-------------------------------------------------------------------------------------------------------------------------
Core Bond                                               153,743            100,229              4,566                N/A
-------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                       44,025             51,693              1,420                N/A
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                        N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                 N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Floating Rate                                               N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Growth                                                5,058,973          5,641,889            128,612                N/A
-------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                    484,743            713,097             64,944                N/A
-------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                          151,312            322,955             28,363                N/A
-------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                      2,866,767          5,272,525            101,520                N/A
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                         183,291            277,867             14,213                N/A
-------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                   252,631            234,566             19,297                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                      4,534,413          5,752,444            193,278                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Balanced                                              2,607,027          1,043,188             30,859                N/A
-------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             7,657,786         10,740,806            480,884                N/A
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                         1,330,390          1,925,014             93,253                N/A
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                  2,265,380            972,773             51,964                N/A
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 155

-------------------------------------------------------------------------------------------------------------------------
                     FUND                              CLASS A            CLASS B             CLASS C            CLASS D
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                         N/A                N/A                N/A                N/A

-------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                            N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                        615,902            837,876             20,597                N/A
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                       N/A                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
European Equity                                         215,628            357,616             14,910                N/A
-------------------------------------------------------------------------------------------------------------------------
Global Bond                                             955,642          1,383,322             46,223                N/A
-------------------------------------------------------------------------------------------------------------------------
Global Equity                                           998,361          1,085,962             16,253                N/A
-------------------------------------------------------------------------------------------------------------------------
Global Technology                                       332,148            541,521             36,342                N/A
-------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                         473,135            538,762             31,073                N/A
-------------------------------------------------------------------------------------------------------------------------
International Equity                                    251,971            246,890             15,280                N/A
-------------------------------------------------------------------------------------------------------------------------
International Opportunity                               988,705            870,310             24,597                N/A
-------------------------------------------------------------------------------------------------------------------------
International Select Value                            2,092,138          2,820,781            147,657                N/A
-------------------------------------------------------------------------------------------------------------------------
International Small Cap                                 156,292            163,874              7,220                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                 288,204            202,747             76,645                N/A
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        3,423,983          3,565,125            128,400                N/A
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                       1,609,147            333,246             43,532                N/A
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                9,288,829          2,274,999            255,897                N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                 117,570                N/A                N/A                N/A
-------------------------------------------------------------------------------------------------------------------------

CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.


FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS OTHER THAN DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT FIXED INCOME, TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


FOR ALL FUNDS: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.



Statement of Additional Information - July 28, 2006                     Page 156

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


                                        TABLE 25. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS*
------------------------------------------------------------------------------------------------------------------------------------
                                                                     DATE
                                                                     FIRST                                    FISCAL
                                                    DATE OF         OFFERED      FORM OF         STATE OF      YEAR
                    FUND**                        ORGANIZATION     TO PUBLIC   ORGANIZATION    ORGANIZATION    END    DIVERSIFIED***

------------------------------------------------------------------------------------------------------------------------------------
BOND SERIES, INC.(3)                                4/29/81,                    Corporation       NV/MN        7/31
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Core Bond Fund                                                   6/19/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Floating Rate Fund                                               2/16/06                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Income Opportunities Fund                                        6/19/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Inflation Protected Securities Fund                               3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Limited Duration Bond Fund                                       6/19/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT TRUST                          4/7/86                      Business          MA          6/30
                                                                                 Trust(2)
------------------------------------------------------------------------------------------------------------------------------------
   California Tax-Exempt Fund                                       8/18/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
DIMENSIONS SERIES, INC                              2/20/68,                    Corporation       NV/MN        7/31
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------

   Disciplined Small and Mid Cap Equity Fund                        5/18/06                                                Yes

------------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Value Fund                                 2/16/06                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME SERIES, INC.(3)                  6/27/74,                    Corporation       NV/MN        8/31
                                                   6/31/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Diversified Bond Fund(4)                                         10/3/74                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
EQUITY SERIES, INC.                                 3/18/57,                    Corporation       NV/MN        11/30
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund(5)                                           6/4/57                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 157

------------------------------------------------------------------------------------------------------------------------------------

                                                                     DATE
                                                                     FIRST                                    FISCAL
                                                    DATE OF         OFFERED      FORM OF         STATE OF      YEAR
                    FUND**                        ORGANIZATION     TO PUBLIC   ORGANIZATION    ORGANIZATION    END    DIVERSIFIED***

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL SERIES, INC.                                 10/28/88                    Corporation        MN          10/31
------------------------------------------------------------------------------------------------------------------------------------

   Absolute Return Currency and Income Fund                           ---                                                  No

------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Bond Fund                                       2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Fund(6)                                        11/13/96                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Global Bond Fund                                                 3/20/89                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Global Equity Fund(7),(6)                                        5/29/90                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Global Technology Fund                                          11/13/96                                                No
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT INCOME SERIES, INC.                      3/12/85                     Corporation        MN          5/31
------------------------------------------------------------------------------------------------------------------------------------
   Short Duration U.S. Government Fund(4)                           8/19/85                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Mortgage Fund                                    2/14/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD INCOME SERIES, INC.                      8/17/83                     Corporation        MN          5/31
------------------------------------------------------------------------------------------------------------------------------------
   High Yield Bond Fund(4)                                          12/8/83                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
INCOME SERIES, INC.                                 2/10/45;                    Corporation       NV/MN        5/31
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Income Builder Basic Income Fund                                 2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Income Builder Enhanced Income Fund                              2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Income Builder Moderate Income Fund                              2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MANAGERS SERIES, INC.(3)               5/9/01                     Corporation        MN          10/31
------------------------------------------------------------------------------------------------------------------------------------
   International Aggressive Growth Fund                             9/28/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund(5)                                     10/3/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Select Value Fund                                  9/28/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Small Cap Fund                                     10/3/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SERIES, INC.                          7/18/84                     Corporation        MN          10/31
------------------------------------------------------------------------------------------------------------------------------------

   Disciplined International Equity Fund                            5/18/06                                                Yes

------------------------------------------------------------------------------------------------------------------------------------
   European Equity Fund(6)                                          6/26/00                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   International Opportunity Fund(6),(5)                           11/15/84                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT SERIES, INC.                             1/18/40;                    Corporation       NV/MN        9/30
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Fund(5)                                                 4/16/40                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Income Fund                                  10/15/90                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Value Fund                                               2/14/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP SERIES, INC.(3)                           5/21/70,                    Corporation       NV/MN        7/31
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Disciplined Equity Fund(5)                                       4/24/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Growth Fund                                                      3/1/72                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Equity Fund                                            3/28/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                             6/27/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
MANAGERS SERIES, INC.(3)                            3/20/01                     Corporation        MN          5/31
------------------------------------------------------------------------------------------------------------------------------------
   Aggressive Growth Fund                                           4/24/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Fundamental Growth Fund(5)                                       4/24/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Fundamental Value Fund                                           6/18/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Select Value Fund                                                3/8/02                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Equity Fund(5)                                         3/8/02                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                             6/18/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                                       6/18/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 158

------------------------------------------------------------------------------------------------------------------------------------

                                                                     DATE
                                                                     FIRST                                    FISCAL
                                                    DATE OF         OFFERED      FORM OF         STATE OF      YEAR
                    FUND**                        ORGANIZATION     TO PUBLIC   ORGANIZATION    ORGANIZATION    END    DIVERSIFIED***

------------------------------------------------------------------------------------------------------------------------------------
MARKET ADVANTAGE SERIES, INC.                       8/25/89                     Corporation        MN          1/31
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Conservative Fund                              3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Conservative Fund                     3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Fund                                  3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Aggressive Fund                       3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Aggressive Fund                                3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Total Equity Fund                              3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                              10/25/99                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Index Fund                                         8/19/96                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET SERIES, INC.                           8/22/75;                    Corporation       NV/MN        7/31
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                                             10/6/75                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT SERIES TRUST                             1/27/06                      Business          MA          4/30
                                                                                 Trust(2)
------------------------------------------------------------------------------------------------------------------------------------

   Retirement Plus 2010 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2015 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2020 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2025 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2030 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2035 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2040 Fund                                        5/18/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2045 Fund                                        5/18/06                                                No

------------------------------------------------------------------------------------------------------------------------------------
SECTOR SERIES, INC.                                 3/25/88                     Corporation        MN          6/30
------------------------------------------------------------------------------------------------------------------------------------
   Dividend Opportunity Fund(8)                                     8/1/88                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
   Real Estate Fund                                                 3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
SELECTED SERIES, INC.                               10/5/84                     Corporation        MN          3/31
------------------------------------------------------------------------------------------------------------------------------------
   Precious Metals Fund                                             4/22/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL TAX-EXEMPT SERIES TRUST                      4/7/86                      Business          MA          6/30
                                                                                 Trust(2)
------------------------------------------------------------------------------------------------------------------------------------
   Massachusetts Tax-Exempt Fund                                    7/2/87                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Michigan Tax-Exempt Fund                                         7/2/87                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Minnesota Tax-Exempt Fund                                        8/18/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
   New York Tax-Exempt Fund                                         8/18/86                                                No
------------------------------------------------------------------------------------------------------------------------------------
   Ohio Tax-Exempt Fund                                             7/2/87                                                 No
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION SERIES, INC.(3)                10/9/84                     Corporation        MN          9/30
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Allocation Fund(5)                                     1/23/85                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
STRATEGY SERIES, INC.                               1/24/84                     Corporation        MN          3/31
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund                                                5/14/84                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                            1/24/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                                         5/4/99                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME SERIES, INC.(3)                  12/21/78;                    Corporation       NV/MN        11/30
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt High Income Fund(5)                                   5/7/79                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 159

------------------------------------------------------------------------------------------------------------------------------------

                                                                     DATE
                                                                     FIRST                                    FISCAL
                                                    DATE OF         OFFERED      FORM OF         STATE OF      YEAR
                    FUND**                        ORGANIZATION     TO PUBLIC   ORGANIZATION    ORGANIZATION    END    DIVERSIFIED***

------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY SERIES, INC.(3)                    2/29/80,                    Corporation       NV/MN        12/31
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Money Market Fund(5)                                  8/5/80                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT SERIES, INC.                             9/30/76,                    Corporation       NV/MN        11/30
                                                   6/13/86(1)
------------------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax-Exempt Fund                                    11/13/96                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                                            11/24/76                                                Yes
------------------------------------------------------------------------------------------------------------------------------------


  * The RiverSource Variable Portfolio funds are not included in this table. Please see the Variable Portfolio funds' SAI for fund history.

 ** Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

*** If a non-diversified fund is managed as if it were a diversified fund for a period of 3 years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with approval of shareholders.


(1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

(4) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund.

(5) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.

(6) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.

(7) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

(8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.



Statement of Additional Information - July 28, 2006                     Page 160

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.


The following is a list of each fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.


                                                     TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF            PRINCIPAL OCCUPATION                                           COMMITTEE
   NAME, ADDRESS, AGE         SERVICE            DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS           MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz            Board member      Chief Justice, Minnesota Supreme                               Joint Audit,
901 S. Marquette Ave.     since 2006        Court, 1998-2005                                               Investment Review
Minneapolis, MN 55402

Age 52

---------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson           Board member      Chair, Board Services Corporation                              Contracts, Executive,
901 S. Marquette Ave.     since 1999        (provides administrative services                              Investment Review,
Minneapolis, MN 55402                       to boards); former Governor of                                 Board Effectiveness
Age 71                                      Minnesota
---------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn         Board member      Trustee Professor of Economics                                 Contracts,
901 S. Marquette Ave.     since 2004        and Management, Bentley College;                               Investment Review
Minneapolis, MN 55402                       former Dean, McCallum Graduate
Age 55                                      School of Business, Bentley
                                            College
---------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones             Board member      Attorney and Consultant                                        Joint Audit,
901 S. Marquette Ave.     since 1985                                                                       Board Effectiveness,
Minneapolis, MN 55402                                                                                      Executive,
Age 71                                                                                                     Investment Review
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind           Board member      Former Managing Director, Shikiar    American Progressive      Board Effectiveness,
901 S. Marquette Ave.     since 2005        Asset Management                     Insurance                 Joint Audit,
Minneapolis, MN 55402                                                                                      Investment Review
Age 70
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.     Board member      President Emeritus and Professor     Valmont Industries,       Contracts,
901 S. Marquette Ave.     since 2002        of Economics, Carleton College       Inc. (manufactures        Investment Review,
Minneapolis, MN 55402                                                            irrigation systems)       Executive,
Age 67                                                                                                     Board Effectiveness
---------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia    Board member      Director, Enterprise Asset           Strategic                 Contracts,
901 S. Marquette Ave.     since 2004        Management, Inc. (private real       Distribution, Inc.        Executive,
Minneapolis, MN 55402                       estate and asset management          (transportation,          Investment Review
Age 53                                      company)                             distribution and
                                                                                 logistics consultants)
---------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor            Board member      President and Chief Executive                                  Joint Audit,
901 S. Marquette Ave.     since 2006        Officer, SBLI USA Mutual Life                                  Investment Review
Minneapolis, MN 55402                       Insurance Company, Inc.
Age 52                                      since 1999
---------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson           Board member      Former three-term                                              Investment Review,
1201 Sunshine Ave.        since 1997        United States Senator for Wyoming                              Joint Audit, Board
Cody, WY 82414                                                                                             Effectiveness,
Age 74                                                                                                     Executive
---------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby      Board member      Chief Executive Officer,             Hybridon, Inc.            Investment Review,
901 S. Marquette Ave.     since 2002        RiboNovix, Inc. since 2003           (biotechnology);          Contracts
Minneapolis, MN 55402                       (biotechnology); former              American Healthways,
Age 62                                      President, Forester Biotech          Inc. (health
                                                                                 management programs)
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 161

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

-----------------------------------------------------------------------------------------------------------------------------
                                     POSITION HELD
                                    WITH FUNDS AND
                                       LENGTH OF                                                      OTHER        COMMITTEE
       NAME, ADDRESS, AGE               SERVICE      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS   DIRECTORSHIP   MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------
William F. Truscott                 Board member     President - U.S. Asset Management and Chief                  Investment
53600 Ameriprise Financial Center   since 2001,      Investment Officer, Ameriprise Financial,                    Review
Minneapolis, MN 55474               Vice President   Inc. and President, Chairman of the Board
Age 45                              since 2002       and Chief Investment Officer, RiverSource
                                                     Investments, LLC since 2005; Senior Vice
                                                     President - Chief Investment Officer,
                                                     Ameriprise Financial, Inc. and Chairman of
                                                     the Board and Chief Investment Officer,
                                                     RiverSource Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                                                TABLE 27. FUND OFFICERS
-------------------------------------------------------------------------------------------------------------------------
                                     POSITION HELD WITH FUNDS                      PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              AND LENGTH OF SERVICE                      DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer since 2002         Vice President - Investment Accounting,
105 Ameriprise Financial Center                                   Ameriprise Financial, Inc., since 2002; Vice President
Minneapolis, MN 55474                                             - Finance, American Express Company, 2000-2002

Age 51
-------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                   Vice President since 2004    Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial Center                                   Ameriprise Financial, Inc. and RiverSource
Minneapolis, MN 55474                                             Investments, LLC since 2006; Senior Vice President -
Age 42                                                            Fixed Income, Ameriprise Financial, Inc., 2002-2006
                                                                  and RiverSource Investments, LLC, 2004-2006; Managing
                                                                  Director, Zurich Global Assets, 2001-2002

-------------------------------------------------------------------------------------------------------------------------
Paula R. Meyer                       President since 2002         Senior Vice President - Mutual Funds,
596 Ameriprise Financial Center                                   Ameriprise Financial, Inc. since 2002 and Senior Vice
Minneapolis, MN 55474                                             President, RiverSource Investments, LLC since 2004;
Age 52                                                            Vice President and Managing Director - American
                                                                  Express Funds, Ameriprise Financial, Inc. 2000-2002
-------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                        Vice President,              President of Board Services Corporation
901 S. Marquette Ave.                General Counsel, and
Minneapolis, MN 55402                Secretary since 1978
Age 67
-------------------------------------------------------------------------------------------------------------------------

Edward S. Dryden*                    Acting Chief Compliance      Chief Compliance Officer, Ameriprise Certificate
1875 Ameriprise Financial Center     Officer since 2006           Company since 2006; Vice President - Asset Management
Minneapolis, MN 55474                                             Compliance, RiverSource Investments, LLC since 2006;
Age 40                                                            Chief Compliance Officer - Mason Street Advisors, LLC,
                                                                  2002-2006
-------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                       Anti-Money Laundering        Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center     Officer since 2004           Ameriprise Financial, Inc., since 2004; Manager
Minneapolis, MN 55474                                             Anti-Money Laundering, Ameriprise Financial, Inc.,
Age 42                                                            2003-2004; Compliance Director and Bank Secrecy Act
                                                                  Officer, American Express Centurion Bank, 2000-2003
-------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer while the company searches for a permanent replacement for Ms. Weimer.

Statement of Additional Information - July 28, 2006                     Page 162

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK

Executive Committee -- Acts for the Board between meetings of the Board.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the Board and makes recommendations to the independent directors regarding the selection of the independent public accountant.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Board Effectiveness Committee -- Recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                           TABLE 28. COMMITTEE MEETINGS
-------------------------------------------------------------------------------------------------------------------
                                                                   JOINT     INVESTMENT       BOARD
                                                     EXECUTIVE     AUDIT       REVIEW     EFFECTIVENESS   CONTRACTS
                 FISCAL PERIOD                       COMMITTEE   COMMITTEE   COMMITTEE      COMMITTEE     COMMITTEE
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31           1           4           5              4             7
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31             0           3           4              3             6
-------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending May 31               0           3           4              3             6

-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30              1           4           3              5             6
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31              1           4           4              5             6
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31            1           4           4              5             6
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30         2           4           5              6             7
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31           2           4           4              5             7
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30          2           4           5              4             7
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31          1           4           5              4             7
-------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 163

BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.

ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2005 of all funds overseen by the Board member.

                  TABLE 29. BOARD MEMBER HOLDINGS* - ALL FUNDS

Based on net asset values as of Dec. 31, 2005

--------------------------------------------------------------------------------
                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
     BOARD MEMBER                     ALL FUNDS OVERSEEN BY BOARD MEMBER
--------------------------------------------------------------------------------
Arne H. Carlson                              Over $100,000
--------------------------------------------------------------------------------
Patricia M. Flynn                            $50,001 - $100,000**
--------------------------------------------------------------------------------
Anne P. Jones                                Over $100,000
--------------------------------------------------------------------------------
Jeffrey Laikind                              None
--------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                        Over $100,000**
--------------------------------------------------------------------------------
Catherine James Paglia                       $50,001 - $100,000
--------------------------------------------------------------------------------
Alan K. Simpson                              $50,001 - $100,000
--------------------------------------------------------------------------------
Alison Taunton-Rigby                         Over $100,000
--------------------------------------------------------------------------------
William F. Truscott                          Over $100,000
--------------------------------------------------------------------------------

 * Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005 and therefore are not included in the table.

**    Includes deferred compensation invested in share equivalents.

HOLDINGS IN EACH INDIVIDUAL FUND. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2005 of each fund.

                                    TABLE 30. BOARD MEMBER HOLDINGS* - INDIVIDUAL FUNDS

Based on net asset values as of Dec. 31, 2005
----------------------------------------------------------------------------------------------------------------------------
                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                             -----------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND              CARLSON     FLYNN      JONES     LAIKIND    LEWIS      PAGLIA    SIMPSON     RIGBY     TRUSCOTT
----------------------------------------------------------------------------------------------------------------------------

Absolute Return              N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Currency and Income

----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth            None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Balanced                     None       None       None       None      None       None       None       None       $50,001-
                                                                                                                    $100,000
----------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt        None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Cash Management              Over       None       None       None      None       None       None       None       None
                             $100,000
----------------------------------------------------------------------------------------------------------------------------
Core Bond                    None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Disciplined Equity           $10,001-   None       None       None      None       None       None       None       $50,001-
                             $50,000                                                                                $100,000
----------------------------------------------------------------------------------------------------------------------------
Disciplined International    N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Equity
----------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid    N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Cap Equity
----------------------------------------------------------------------------------------------------------------------------
Disciplined Small            N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Cap Value**
----------------------------------------------------------------------------------------------------------------------------
Diversified Bond             None       None       $10,001-   None      None       None       None       None       $10,001-
                                                   $50,000                                                          $50,000
----------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income    None       None       None       None      $10,001-   $10,001-   None       $10,001-   None
                                                                        $50,000    $50,000               $50,000
----------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity         $10,001-   None       None       None      None       None       None       None       Over
                             $50,000                                                                                $100,000
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 164

----------------------------------------------------------------------------------------------------------------------------
                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                             -----------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND              CARLSON     FLYNN      JONES     LAIKIND    LEWIS      PAGLIA    SIMPSON     RIGBY     TRUSCOTT
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets             None       None       None       None      None       None       None       None       $10,001-
                                                                                                                    $50,000
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond**      N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Equity Value                 None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
European Equity              None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Floating Rate**              N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Fundamental Growth           None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Fundamental Value            $10,001-   None       None       None      None       None       None       None       None
                             $50,000
----------------------------------------------------------------------------------------------------------------------------
Global Bond                  None       None       Over       None      None       None       None       None       None
                                                   $100,000
----------------------------------------------------------------------------------------------------------------------------
Global Equity                None       None       $50,001-   None      None       None       None       None       Over
                                                   $100,000                                                         $100,000
----------------------------------------------------------------------------------------------------------------------------
Global Technology            None       None       None       None      None       None       None       $10,001-   $10,001-
                                                                                                         $50,000    $50,000
----------------------------------------------------------------------------------------------------------------------------
Growth                       $10,001-   None       Over       None      None       $10,001-   None       $10,001-   $50,001-
                             $50,000               $100,000                        $50,000               $50,000    $100,000
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond              None       None       Over       None      None       None       None       None       $50,001-
                                                   $100,000                                                         $100,000
----------------------------------------------------------------------------------------------------------------------------
Income Builder               N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Basic Income**
----------------------------------------------------------------------------------------------------------------------------
Income Builder               N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Enhanced Income**
----------------------------------------------------------------------------------------------------------------------------
Income Builder               N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
Moderate Income**
----------------------------------------------------------------------------------------------------------------------------
Income Opportunities         None       None       None       None      None       None       None       None       $10,001-
                                                                                                                    $50,000
----------------------------------------------------------------------------------------------------------------------------
Inflation Protected          None       None       None       None      None       None       None       None       None
Securities
----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt      None       None       None       None      None       None       None       None       $50,001-
                                                                                                                    $100,000
----------------------------------------------------------------------------------------------------------------------------
International                None       None       None       None      None       None       None       $10,001-   None
Aggressive Growth                                                                                        $50,000
----------------------------------------------------------------------------------------------------------------------------
International Equity         None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
International Opportunity    None       None       None       None      None       None       $50,001-   None       Over
                                                                                              $100,000              $100,000
----------------------------------------------------------------------------------------------------------------------------
International Select Value   None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
International Small Cap      None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Large Cap Equity             None       None       None       None      None       None       None       $10,001-   Over
                                                                                                         $50,000    $100,000
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value              None       None       None       None      None       None       None       $10,001-   $50,001-
                                                                                                         $50,000    $100,000
----------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond        None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                None       None       None       None      None       None       None       None       Over
Tax-Exempt                                                                                                          $100,000
----------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt          None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth               None       None       None       None      $10,001-   None       None       None       $50,001-
                                                                        $50,000                                     $100,000
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 165

----------------------------------------------------------------------------------------------------------------------------
                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                             -----------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND              CARLSON     FLYNN      JONES     LAIKIND    LEWIS      PAGLIA    SIMPSON     RIGBY     TRUSCOTT
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                None       None       None       None      None       None       None       $10,001-   $10,001-
                                                                                                         $50,000    $50,000
----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt         None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt          None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt              None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder            None       None       None       None      None       None       None       None       None
Aggressive
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder            None       None       None       None      None       None       None       None       None
Conservative
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate   None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder            None       None       None       None      None       None       None       None       Over
Moderate Aggressive                                                                                                 $100,000
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder            None       None       None       None      None       None       None       None       None
Moderate Conservative
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder            None       None       None       None      None       None       None       None       None
Total Equity
----------------------------------------------------------------------------------------------------------------------------
Precious Metals              None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Real Estate                  None       None       None       None      None       None       None       None       $50,001-
                                                                                                                    $100,000
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045           N/A        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Select Value                 $0-        None       None       None      None       None       None       None       None
                             $10,000
----------------------------------------------------------------------------------------------------------------------------
Short Duration               None       None       Over       None      None       None       None       None       None
U.S. Government                                    $100,000
----------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage          None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity             None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth             None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value              None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Small Company Index          None       None       Over       None      None       None       None       None       None
                                                   $100,000
----------------------------------------------------------------------------------------------------------------------------
Strategic Allocation         $10,001-   $10,001-   None       None      None       None       None       $10,001-   Over
                             $50,000    $50,000                                                          $50,000    $100,000
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond              None       None       $10,001-   None      None       None       None       None       None
                                                   $50,000
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income       None       None       None       None      None       None       None       None       $50,001-
                                                                                                                    $100,000
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 166

----------------------------------------------------------------------------------------------------------------------------
                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                             -----------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND              CARLSON     FLYNN      JONES     LAIKIND    LEWIS      PAGLIA    SIMPSON     RIGBY     TRUSCOTT
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                   None       None       None       None      None       None       None       None       None
Money Market
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage     None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------
Value                        None       None       None       None      None       None       None       None       None
----------------------------------------------------------------------------------------------------------------------------

 * Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005 and therefore are not included in the table.

**    The fund is new and shares were not yet being offered as of Dec. 31, 2005.

Deferred compensation invested in share equivalents:

A. Flynn    Growth...............................................$10,001-$50,000
            Strategic Allocation.................................$10,001-$50,000
B. Lewis    Diversified Equity Income..............................Over $100,000
            Emerging Markets.....................................$10,001-$50,000
            International Opportunity............................$10,001-$50,000

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 31. BOARD MEMBER COMPENSATION - ALL FUNDS

--------------------------------------------------------------------------------
                                TOTAL CASH COMPENSATION FROM RIVERSOURCE FUNDS
     BOARD MEMBER*                           PAID TO BOARD MEMBER
--------------------------------------------------------------------------------

Kathleen Blatz                                     $47,300

--------------------------------------------------------------------------------
Philip J. Carroll, Jr.**                                 0
--------------------------------------------------------------------------------
Livio D. DeSimone**                                      0
--------------------------------------------------------------------------------

Patricia M. Flynn                                   70,462
--------------------------------------------------------------------------------
Anne P. Jones                                      144,775
--------------------------------------------------------------------------------
Jeffrey Laikind                                     83,883
--------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                              129,844
--------------------------------------------------------------------------------
Catherine James Paglia                              98,575
--------------------------------------------------------------------------------
Vikki L. Pryor                                      24,767
--------------------------------------------------------------------------------
Alan K. Simpson                                    140,125
--------------------------------------------------------------------------------
Alison Taunton-Rigby                               150,375

--------------------------------------------------------------------------------

 * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation, a company providing administrative services to the funds. Board member compensation is a combination of a base fee and meeting fees. No fees or expenses are paid to Board members until the assets of a fund reach $20 million.

** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.



Statement of Additional Information - July 28, 2006                     Page 167

                                       TABLE 32. BOARD MEMBER* COMPENSATION - INDIVIDUAL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------------
                                                                                                                             TAUNTON
           FUND               BLATZ   CARROLL**   DESIMONE**    FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   PRYOR   SIMPSON   -RIGBY
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Aggressive
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Conservative
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate      ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate      ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Aggressive
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate      ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Conservative
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Total Equity
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index - total     225       1,571        1,238    1,858   1,963       608   2,264    2,008       0     1,808     2,008
  Amount deferred                 0       1,571        1,238      929       0         0     737      225                 0         0
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index - total           167       1,071          838    1,250   1,354       450   1,655    1,400       0     1,200     1,400
  Amount deferred                 0       1,071          838      625       0         0     531      167                 0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value - total            350       1,319        1,003    1,775   1,828       717   2,129    1,875      67     1,725     1,875
  Amount deferred                 0       1,319        1,003      888       0         0     532      400       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals - total         175         919          703    1,150   1,203       442   1,504    1,250       8     1,100     1,250
     Amount deferred              0         919          703      575       0         0     376      225       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage - total     300       1,253          953    1,650   1,703       650   2,004    1,750      50     1,600     1,750
     Amount deferred              0       1,253          953      825       0         0     501      350       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth - total        175         986          753    1,225   1,278       458   1,579    1,325       8     1,175     1,325
     Amount deferred              0         986          753      613       0         0     395      225       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2010            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045            ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------

Aggressive Growth - total       392         653          436    1,100   1,153       708   1,453    1,200     225     1,100     1,200
     Amount deferred              0         653          436      550       0         0     363      442       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Fundamental
Growth - total                  567         903          603    1,567   1,619       967   1,919    1,667     250     1,567     1,667
     Amount deferred              0         903          603      783       0         0     480      617       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value - total       633         803          536    1,517   1,569     1,000   1,869    1,617     350     1,517     1,617
     Amount deferred              0         803          536      758       0         0     467      683       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond - total         933         903          603    1,933   1,986     1,333   2,286    2,033     517     1,933     2,033
     Amount deferred              0         903          603      967       0         0     571      983       0         0         0
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 168

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------------
                                                                                                                             TAUNTON
           FUND               BLATZ   CARROLL**   DESIMONE**    FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   PRYOR   SIMPSON   -RIGBY
------------------------------------------------------------------------------------------------------------------------------------

Income Builder                  ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Basic Income
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                  ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Enhanced Income
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                  ***         ***          ***      ***     ***       ***     ***      ***     ***       ***       ***
Enhanced Income
------------------------------------------------------------------------------------------------------------------------------------
Select Value - total            508         803          536    1,392   1,444       875   1,744    1,492     275     1,392     1,492
     Amount deferred              0         803          536      696       0         0     436      558       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S.
Government - total              458         803          536    1,342   1,394       825   1,694    1,442     292     1,342     1,442
Amount deferred                   0         803          536      671       0         0     424      508       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity - total        375         653          436    1,083   1,136       692   1,436    1,183     208     1,083     1,183
     Amount deferred              0         653          436      542       0         0     359      425       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value - total         617         953          636    1,675   1,728     1,033   2,028    1,775     333     1,675     1,775
     Amount deferred              0         953          636      838       0         0     507      667       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage -
total                           383         703          469    1,150   1,203       717   1,503    1,250     200     1,150     1,250
     Amount deferred              0         703          469      575       0         0     376      433       0         0         0
------------------------------------------------------------------------------------------------------------------------------------
Value - total                   425         753          503    1,250   1,303       775   1,603    1,350     225     1,250     1,350
     Amount deferred              0         753          503      625       0         0     401      475       0         0         0

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
California
Tax-Exempt - total              N/A       1,079        1,205      808   1,405       N/A   1,557      867     N/A       900     1,200
     Amount deferred                      1,079        1,205      300       0               583        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Dividend
Opportunity - total             N/A       1,579        1,705    1,100   1,905       N/A   2,057    1,200     N/A     1,400     1,700
     Amount deferred                      1,579        1,705      425       0               769        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Tax-Exempt - total              N/A       1,079        1,205      808   1,405       N/A   1,557      867     N/A       900     1,200
     Amount deferred                      1,079        1,205      300       0               583        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Michigan
Tax-Exempt - total              N/A       1,079        1,205      808   1,405       N/A   1,557      867     N/A       900     1,200
     Amount deferred                      1,079        1,205      300       0               583        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota
Tax-Exempt - total              N/A       1,279        1,405      925   1,605       N/A   1,757    1,000     N/A     1,100     1,400
     Amount deferred                      1,279        1,405      300       0               583        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
New York
Tax-Exempt - total              N/A       1,079        1,205      808   1,405       N/A   1,557      867     N/A       900     1,200
     Amount deferred                      1,079        1,205      300       0               583        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt - total                   1,079        1,205      808   1,405       N/A   1,557      867               900     1,200
     Amount deferred            N/A       1,079        1,205      300       0               583        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                 727          877      808   1,027       N/A   1,172      867               625       925
     Amount deferred            N/A         727          877      300       0               489        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management - total                   3,681        3,754    2,700   4,004       N/A   4,155    2,975             3,500     3,800
     Amount deferred            N/A       3,681        3,754    1,138       0             1,515        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Core Bond - total                         1,081        1,154      967   1,404       N/A   1,555    1,025               900     1,200
     Amount deferred            N/A       1,081        1,154      379       0               562        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity - total                  938        1,088      967   1,288       N/A   1,433    1,025               783     1,083
     Amount deferred            N/A         938        1,088      379       0               554        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 169

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------------
                                                                                                                             TAUNTON
           FUND               BLATZ   CARROLL**   DESIMONE**    FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   PRYOR   SIMPSON   -RIGBY
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid
Cap Equity****
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small
Cap Value****
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate****
------------------------------------------------------------------------------------------------------------------------------------
Growth - total                            1,681        1,754    1,367   2,004       N/A   2,155    1,475             1,500     1,800
     Amount deferred            N/A       1,681        1,754      554       0               782        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Income
Opportunities - total           N/A       1,140        1,213    1,025   1,463       N/A   1,614    1,083     N/A       958     1,258
     Amount deferred                      1,140        1,213      408       0               584        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected
Securities - total              N/A       1,081        1,154      967   1,404       N/A   1,555    1,025     N/A       900     1,200
     Amount deferred                      1,081        1,154      379       0               562        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity - total                  2,198        2,271    1,700   2,521       N/A   2,672    1,850             2,017     2,317
     Amount deferred            N/A       2,198        2.271      700       0               970        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value - total                   1,081        1,154      967   1,404       N/A   1,555    1,025               900     1,200
     Amount deferred            N/A       1,081        1,154      379       0               562        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration
Bond - total                    N/A       1,081        1,154      967   1,404       N/A   1,555    1,025     N/A       900     1,200
     Amount deferred                      1,081        1,154      379       0               562        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond - total                  2,838        2,938    2,308   3,188       N/A   3,339    2,517             2,683     2,983
     Amount deferred            N/A       2,838        2,938      975       0             1,196        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced - total                          1,304        1,454    1,300   1,704       N/A   1,905    1,425             1,200     1,500
     Amount deferred            N/A       1,304        1,454      538       0               660        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity
Income - total                  N/A       1,779        1,929    1,708   2,179       N/A   2,380    1,867     N/A     1,675     1,975
     Amount deferred                      1,779        1,929      725       0               829        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value - total                     1,279        1,429    1,292   1,679       N/A   1,880    1,408             1,175     1,475
     Amount deferred            N/A       1,279        1,429      538       0               652        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation - total              1,204        1,354    1,217   1,604       N/A   1,805    1,333             1,100     1,400
     Amount deferred            N/A       1,204        1,354      500       0               625        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency
and Income****

------------------------------------------------------------------------------------------------------------------------------------
Disciplined International
Equity****
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets - total                  1,104        1,246    1,192   1,504       N/A   1,655    1,300               950     1,300
     Amount deferred            N/A       1,104        1,246      492       0               569        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond****
------------------------------------------------------------------------------------------------------------------------------------
European Equity - total                   1,104        1,246    1,192   1,504       N/A   1,655    1,300               950     1,300
     Amount deferred            N/A       1,104        1,246      492       0               569        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Global Bond - total                       1,104        1,246    1,192   1,504       N/A   1,655    1,300               950     1,300
     Amount deferred            N/A       1,104        1,246      492       0               569        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Global Equity - total                     1,104        1,246    1,192   1,504       N/A   1,655    1,300               950     1,300
     Amount deferred            N/A       1,104        1,246      492       0               569        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Global Technology - total                 1,004        1,154    1,100   1,404       N/A   1,555    1,200               850     1,200
     Amount deferred            N/A       1,004        1,154      450       0               534        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - July 28, 2006                     Page 170

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE COMPENSATION FROM FUND
                              ------------------------------------------------------------------------------------------------------
                                                                                                                             TAUNTON
           FUND               BLATZ   CARROLL**   DESIMONE**    FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   PRYOR   SIMPSON   -RIGBY
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive        N/A       1,304        1,429    1,375   1,704       N/A   1,855    1,500     N/A     1,150     1,500
Growth - total                            1,304        1,429      575       0               638        0                 0         0
     Amount deferred
------------------------------------------------------------------------------------------------------------------------------------
International Equity - total              1,104        1,246    1,192   1,504       N/A   1,655    1,300               950     1,300
     Amount deferred            N/A       1,104        1,246      492       0               569        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
International
Opportunity - total             N/A       1,304        1,429    1,375   1,704       N/A   1,855    1,500     N/A     1,150     1,500
     Amount deferred                      1,304        1,429      575       0               638        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
International Select
Value - total                   N/A       1,154        1,296    1,217   1,554       N/A   1,705    1,350     N/A     1,000     1,350
     Amount deferred                      1,154        1,296      492       0               585        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
International
Small Cap - total               N/A       1,104        1,246    1,192   1,504       N/A   1,655    1,300     N/A       950     1,300
     Amount deferred                      1,104        1,246      492       0               569        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate
Tax-Exempt - total              N/A       1,254        1,038    1,142   1,304       158   1,605    1,300     N/A       900     1,300
     Amount deferred                      1,254        1,038      571       0         0     539        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth - total                    2,554        2,121    2,333   2,604       267   2,905    2,600             2,200     2,600
     Amount deferred            N/A       2,554        2,121    1,667       0         0     981        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond - total                   1,654        1,371    1,508   1,704       192   2,005    1,700             1,300     1,700
     Amount deferred            N/A       1,654        1,371      754       0         0     675        0     N/A         0         0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
High Income - total             N/A       2,154        1,788    1,967   2,204       233   2,505    2,200     N/A     1,800     2,200
     Amount deferred                      2,154        1,788      983       0         0     845        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money
Market - total                  N/A       1,196          979    1,200   1,304       217   1,605    1,350     N/A       950     1,350
     Amount deferred                      1,196          979      600       0         0     535        0                 0         0
------------------------------------------------------------------------------------------------------------------------------------

   * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

  ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a Board member, effective Sept. 8, 2005.

 *** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Funds-of-Funds invests.

**** No fees or expenses are paid to Board members until the assets of a fund reach $20 million.



Statement of Additional Information - July 28, 2006                     Page 171

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                   as of 30 days after the end of the fund's fiscal period

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder     Charles Schwab & Co., Inc.                                                      84.12%
Aggressive            (Charles Schwab) a brokerage
                      Firm in San Francisco, CA
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial, Inc.                                                      15.88%
                      Minneapolis, MN
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder     Charles Schwab                                                                  55.17%
Conservative
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            44.83%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder     Charles Schwab                                                                  68.55%
Moderate
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            31.45%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder     Charles Schwab                                                                  84.70%
Moderate Aggressive
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            15.30%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder     Charles Schwab                                                                  60.34%
Moderate
Conservative
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            39.66%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder     Charles Schwab                                                                  93.53%
Total Equity
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            6.47%
------------------------------------------------------------------------------------------------------------------------------
Small Company Index   Charles Schwab                        9.81%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        85.60%
                      Minneapolis, MN
                      --------------------------------------------------------------------------------------------------------
                      Met Life                                                                        11.39%
                      Jersey City, NJ
------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**       Charles Schwab
                      -------------------------------------
                      Ameriprise Financial
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 172

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------
Equity Value          Ameriprise Financial                                                 100.00%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        98.35%
                      --------------------------------------------------------------------------------------------------------
                      John C. Mullarkey                                          6.84%
                      Willowbrook, IL
------------------------------------------------------------------------------------------------------------------------------
Precious Metals       Charles Schwab                       14.56%                                     97.62%
                      --------------------------------------------------------------------------------------------------------
                      John E. Bridgman                                           6.78%
                      Minneapolis, MN
                      --------------------------------------------------------------------------------------------------------
                      Richard L. Venable and                                     8.42%
                      Susan Angela Venable
                      Argyle, TX
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                 100.00%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage   Charles Schwab                       16.61%                                     99.64%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.94%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      19.68%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.28%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.30%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       21.13%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth      Charles Schwab                       14.59%                                     42.27%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    20.04%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      19.78%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           31.91%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.41%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       21.14%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        57.15%
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040  N/A
------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045  N/A
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 173

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth     Charles Schwab                         N/A       N/A        N/A        N/A      82.98%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.89%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.82%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.06%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.40%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.27%      N/A
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      17.02%
------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth    Charles Schwab                         5.16%     N/A        N/A        N/A      70.33%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.91%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.80%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.05%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.40%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.30%      N/A
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Taylor Ambe-Crain Partnership,         N/A       N/A      24.66%       N/A       N/A
                      Westlake Vlg, CA
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      29.67%      83.16%*
------------------------------------------------------------------------------------------------------------------------------
Fundamental Value     Charles Schwab                       14.83%      N/A        N/A        N/A      98.43%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.90%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.82%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.08%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.38%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.27%      N/A
                      Fund
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond       Charles Schwab                       10.83%      N/A        N/A        N/A      57.14%
                      --------------------------------------------------------------------------------------------------------
                      Income Builder Basic Income            N/A       N/A        N/A      14.23%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Income Builder Enhanced Income         N/A       N/A        N/A      45.78%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Income Builder Moderate Income         N/A       N/A        N/A      39.81%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Met Life Securities, Jersey City,      N/A       N/A        N/A        N/A      42.86%
                      NJ
------------------------------------------------------------------------------------------------------------------------------
Income Builder        Charles Schwab                       27.44%      N/A        N/A        N/A      81.68%
Basic Income
                      --------------------------------------------------------------------------------------------------------
                      Eugene L. and Tempie C. Drawdy,        N/A       N/A       8.71%       N/A       N/A
                      Hortense, GA
                      --------------------------------------------------------------------------------------------------------
                      Janice C. Jones, Towson, MD            N/A       N/A       8.51%       N/A       N/A
                      --------------------------------------------------------------------------------------------------------
                      Paulette Bogdanoff/Daniel Cohen        N/A       N/A       8.45%       N/A       N/A
                      Irrev. Income Trust, Manalapan, NJ
                      --------------------------------------------------------------------------------------------------------
                      Robert D. and Helen F. Galusha,        N/A       N/A       5.76%       N/A       N/A
                      Fonda, NY
                      --------------------------------------------------------------------------------------------------------
                      Frederick Bond Christie, Memphis,      N/A       N/A       5.53%       N/A       N/A
                      TN
                      --------------------------------------------------------------------------------------------------------
                      Dennis Anderson, Londonderry, NH       N/A       N/A       5.16%       N/A       N/A
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      18.32%
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 174

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
Income Builder        Charles Schwab                       40.35%      N/A        N/A        N/A      69.18%
Enhanced Income
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      30.82%
------------------------------------------------------------------------------------------------------------------------------
Income Builder        Charles Schwab                       41.15%      N/A        N/A        N/A      83.56%
Moderate Income
                      --------------------------------------------------------------------------------------------------------
                      Alan and Shirley Hodder,               N/A       N/A       7.21%       N/A       N/A
                      Portland, ME
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      16.44%
------------------------------------------------------------------------------------------------------------------------------
Select Value          Charles Schwab                        9.56%      N/A        N/A        N/A      78.83%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.85%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.71%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.30%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.31%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.24%      N/A
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      21.17%
------------------------------------------------------------------------------------------------------------------------------
Short Duration        Charles Schwab                        9.93%      N/A        N/A        N/A       N/A
U.S. Gov't
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A       9.42%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder                      N/A       N/A        N/A      30.12%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A       5.14%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      16.30%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      39.00%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company               N/A       N/A        N/A        N/A      94.03%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity      Charles Schwab                       12.04%      N/A        N/A        N/A      16.65%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.88%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.74%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.03%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.39%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.38%      N/A
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company               N/A       N/A        N/A        N/A      83.03%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Value       Charles Schwab                       19.99%      N/A        N/A        N/A      94.53%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.84%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.70%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.29%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.31%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.24%      N/A
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      5.47%
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 175

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage   Charles Schwab                       16.60%      N/A        N/A        N/A      N/A
                      --------------------------------------------------------------------------------------------------------
                      Wells Fargo Bank, Minneapolis, MN      N/A       N/A        N/A        N/A      99.83%
                      --------------------------------------------------------------------------------------------------------
                      Income Builder Basic Income            N/A       N/A        N/A      54.44%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Income Builder Enhanced Income         N/A       N/A        N/A      17.66%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Income Builder Moderate Income         N/A       N/A        N/A      27.81%      N/A
------------------------------------------------------------------------------------------------------------------------------
Value                 Charles Schwab                       12.25%      N/A        N/A        N/A      90.86%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund      N/A       N/A        N/A      19.90%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund        N/A       N/A        N/A      19.81%      N/A
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A      32.07%      N/A
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate             N/A       N/A        N/A       5.40%      N/A
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity         N/A       N/A        N/A      21.30%      N/A
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                   N/A       N/A        N/A        N/A      9.14%
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity  Charles Schwab                       10.51%                                    100.00%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                 100.00%
------------------------------------------------------------------------------------------------------------------------------
California            Arthur Mendel and                                          6.50%
Tax-Exempt            Dorothy Mendel as the Trustees
                      of the Dorothy M. Mendel
                      Irrevocable Trust, Richmond, CA
------------------------------------------------------------------------------------------------------------------------------
Massachusetts         Charles Schwab                        6.56%
Tax-Exempt
                      --------------------------------------------------------------------------------------------------------
                      June P. Venette and Norman E.                              9.24%
                      Venette as the Trustees of the
                      Norman E. Venette Revocable
                      Trust, Orange, MN
                      --------------------------------------------------------------------------------------------------------
                      Donal A. Simard and                                        7.14%
                      Claire G. Simard, Ipswich, MA
                      --------------------------------------------------------------------------------------------------------
                      Alphonse A. Di Nardo and                                   6.30%
                      Linda Di Nardo, Leominster, MA
                      --------------------------------------------------------------------------------------------------------
                      Harvey W. Levin and Phyllis                                6.10%
                      Levin, Swampscott, MA
                      --------------------------------------------------------------------------------------------------------
                      Rita Hashem, Tewksbury, MA                                 5.18%
------------------------------------------------------------------------------------------------------------------------------
Michigan              Charles Schwab                        5.39%
Tax-Exempt
                      --------------------------------------------------------------------------------------------------------
                      Chester V. Mysliwiec and                        7.02%
                      Rose M. Mysliwiec as the Trustees
                      of the Rose M. Mysliwiec Living
                      Trust, Grand Rapids, MI
                      --------------------------------------------------------------------------------------------------------
                      Barry J. Fishman and                                      10.96%
                      Teresa A. McMahon, as Trustees
                      for the Barry J. Fishman Living
                      Trust, AnnArbor, MI
                      --------------------------------------------------------------------------------------------------------
                      Ray W. Butler and                                          7.04%
                      Gertrude E. Butler, Clarkston, MI
                      --------------------------------------------------------------------------------------------------------
                      R. Paul Minger and                                         5.55%
                      Diane E. Minger, Huntley, IL
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 176

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
New York              Charles Schwab                        5.11%
Tax-Exempt
                      --------------------------------------------------------------------------------------------------------
                      Dana Brandwein and                                         7.80%
                      Daniel Oates, Sharon, CT
                      --------------------------------------------------------------------------------------------------------
                      Arthur Ezersky and                                         7.28%
                      Sandra Ezersky, Woodbury, NY
                      --------------------------------------------------------------------------------------------------------
                      Charles D. Adler and                                       5.91%
                      Judith E. Adler, New York, NY
------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt       Charles Schwab                        5.54%
                      --------------------------------------------------------------------------------------------------------
                      Sandra K. Ogle, Strongsville, OH                5.14%
                      --------------------------------------------------------------------------------------------------------
                      Richard L. Sears, Parma, OH                                6.32%
                      --------------------------------------------------------------------------------------------------------
                      Joseph A. Sears, Berea, OH                                 6.32%
                      --------------------------------------------------------------------------------------------------------
                      James N. Sears, Columbus, OH                               6.32%
                      --------------------------------------------------------------------------------------------------------
                      David A. Sears, Brunswick, OH                              6.10%
------------------------------------------------------------------------------------------------------------------------------
Real Estate           Charles Schwab                       10.23%                                     62.53%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            37.47%      37.38%*
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    15.20%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Conservative                                        5.32%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      25.63%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           31.33%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           10.35%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       12.14%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------
Cash Management       Ameriprise Trust Company                                                        96.61%
                      --------------------------------------------------------------------------------------------------------
                      Jerry J. and Roma J. Meyer,                               10.41%
                      Williamsburg, IN
------------------------------------------------------------------------------------------------------------------------------
Core Bond             IDS Life Insurance Company,          17.56%                                     9.64%
                      Minneapolis, MN
                      --------------------------------------------------------------------------------------------------------
                      Charles Schwab                       13.23%                                     90.36%
                      --------------------------------------------------------------------------------------------------------
                      Frank S. Gregory, Derry, NH                                6.27%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Conservative                                       12.18%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      41.33%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.45%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           10.22%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                                        73.57%*
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 177

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity    Charles Schwab                        10.87%                                    60.92%
                      --------------------------------------------------------------------------------------------------------
                      Emanuel A. and Kelly D. Madeira,                           9.56%
                      S. Dartmouth, MA
                      --------------------------------------------------------------------------------------------------------
                      Brian L. and Mary Jane Hopp,                               8.25%
                      Beldenville, WI
                      --------------------------------------------------------------------------------------------------------
                      Linda L. Lane, Bay Pines, FL                               6.29%
                      --------------------------------------------------------------------------------------------------------
                      Paul M. and Nikki S. Farmer,                               5.48%
                      Franklin, TN
                      --------------------------------------------------------------------------------------------------------
                      Evelyn F. and Steven Couture,                              5.10%
                      Plymouth, MN
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.61%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.63%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           33.09%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.85%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.09%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                       7.02%                39.08%      68.54%*
------------------------------------------------------------------------------------------------------------------------------
Disciplined Small     N/A
and Mid Cap Equity
------------------------------------------------------------------------------------------------------------------------------
Disciplined Small     N/A
Cap Value
------------------------------------------------------------------------------------------------------------------------------
Floating Rate         N/A
------------------------------------------------------------------------------------------------------------------------------
Growth                Charles Schwab                        6.58%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        98.98%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.66%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.71%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           33.04%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.79%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.08%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
Income Opportunities  Charles Schwab                       19.59%                                     97.45%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    12.71%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                           95.78%     53.17%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           24.77%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            9.33%
                      Conservative Fund
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 178

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
Inflation Protected   Charles Schwab                        18.04%
Securities
                      --------------------------------------------------------------------------------------------------------
                      IDS Life Insurance Company,                                                    100.00%
                      Minneapolis, MN
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Conservative                                       10.20%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      37.97%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           31.86%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           19.95%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                                        28.37%*
------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity      Charles Schwab                        5.48%                                     76.80%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            5.53%
                      --------------------------------------------------------------------------------------------------------
                      Wells Fargo Bank as Tr of the                                                   17.67%
                      Holland American Line,
                      Minneapolis, MN
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.57%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.74%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           33.37%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.61%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.05%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
Large Cap Value       Charles Schwab                       15.35%                                     90.06%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.72%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.66%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           33.08%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.74%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.05%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                            9.94%       27.93%*
------------------------------------------------------------------------------------------------------------------------------
Limited               Charles Schwab                       18.26%                                     83.70%
Duration Bond
                      --------------------------------------------------------------------------------------------------------
                      Donald and Elizabeth L. Snow,                              7.22%
                      Derry, NH
                      --------------------------------------------------------------------------------------------------------
                      Sylvia Cohen, Stockton, CA                                 5.33%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    17.24%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Conservative                                       14.41%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      14.27%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           23.98%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           30.10%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      IDS Life Insurance Company,                                                     16.30%
                      Minneapolis, MN
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                                        42.41%*
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 179

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
Diversified Bond      Charles Schwab                        6.35%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                 100.00%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        96.62%
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------
Balanced              Ameriprise Trust Company                                                        99.75%
------------------------------------------------------------------------------------------------------------------------------
Diversified Equity    Charles Schwab                       14.71%
Income
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.55%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.65%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.82%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.94%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.24%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        48.32%
                      --------------------------------------------------------------------------------------------------------
                      Wells Fargo Bank, Minneapolis, MN                                               26.69%
                      --------------------------------------------------------------------------------------------------------
                      Holland American Life,                                                          18.68%
                      Minneapolis, MN
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value         Charles Schwab                       23.23%                                     98.04%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.70%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.63%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.79%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.15%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation  Ameriprise Trust Company                                                        86.71%
                      --------------------------------------------------------------------------------------------------------
                      Charles Schwab                                                                  10.88%
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
Absolute Return       N/A
Currency and Income
------------------------------------------------------------------------------------------------------------------------------
Disciplined           N/A
International Equity
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 180

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets      Charles Schwab & Co., Inc.            12.32%                                    21.62%
                      a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.93%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.98%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           33.61%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.86%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.56%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        78.38%
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets      N/A
Bond
------------------------------------------------------------------------------------------------------------------------------
European Equity       Charles Schwab & Co., Inc.           13.65%                                     83.54%
                      a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                 100.00%    16.46%
                      --------------------------------------------------------------------------------------------------------
                      Marilyn O. Matthews Trust,                                 6.66%
                      Pasadena, CA
------------------------------------------------------------------------------------------------------------------------------
Global Bond           Charles Schwab & Co., Inc.           17.78%                                    100.00%
                      a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                     7.35%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      33.94%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           43.77%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           13.63%
                      Conservative Fund
------------------------------------------------------------------------------------------------------------------------------
Global Equity         Charles Schwab & Co., Inc.            9.77%
                      a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        91.14%
                      --------------------------------------------------------------------------------------------------------
                      Met Life Securities, Inc.,                                                      6.60%
                      Jersey City, NJ
------------------------------------------------------------------------------------------------------------------------------
Global Technology     Charles Schwab & Co., Inc.           11.28%                                     8.47%
                      a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        91.41%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                 100.00%
------------------------------------------------------------------------------------------------------------------------------
International         Charles Schwab & Co., Inc.           12.26%                                     96.77%
Aggressive Growth     a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.54%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.56%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.71%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.36%
                      Fund
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 181

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
International         Ameriprise Financial                  10.60%                                    16.12%     34.62%*
Equity
------------------------------------------------------------------------------------------------------------------------------
                      Charles Schwab & Co., Inc.            9.95%                                     83.88%
                      a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Daniel and Linda L. Miklovic,                              5.64%
                      St. Louis, MO
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.54%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.72%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.85%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.85%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.18%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
International         Charles Schwab & Co., Inc.           13.25%                                     91.29%
Opportunity           a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.62%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.37%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.56%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.91%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.55%
                      Fund
                      --------------------------------------------------------------------------------------------------------
                      Met Life, Jersey City, NJ                                                       8.71%
------------------------------------------------------------------------------------------------------------------------------
International         Charles Schwab & Co., Inc.           18.74%                                     98.10%
Select Value          a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.50%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.58%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.74%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.34%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
International Small   Charles Schwab & Co., Inc.           14.80%                                     79.44%
Cap                   a brokerage firm
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                 15.62%                                     20.56%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.35%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.51%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.44%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            6.15%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.20%
                      Fund
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - July 28, 2006                     Page 182

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERCENT OF
                                                                                                                    FUND
                              SHAREHOLDER NAME,                                                                 (if greater
        FUND                    CITY AND STATE             CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y     than 25%)
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------
Intermediate          Charles Schwab                       10.63%
Tax-Exempt
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Financial                                                           100.00%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth        Charles Schwab                        6.39%
                      --------------------------------------------------------------------------------------------------------
                      Ameriprise Trust Company                                                        92.43%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Aggressive Fund                                    19.67%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate Fund                                      20.48%
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                           32.47%
                      Aggressive Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Moderate                                            5.81%
                      Conservative Fund
                      --------------------------------------------------------------------------------------------------------
                      Portfolio Builder Total Equity                                       19.81%
                      Fund
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond       Ameriprise Financial                                                           100.00%
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt            Ameriprise Financial                                                           100.00%
High Income
------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt            None
Money Market
------------------------------------------------------------------------------------------------------------------------------


 * Combination of Ameriprise Financial initial capital and Portfolio Builder Fund investments in Class I shares.

** Charles Schwab holds of record 100% of Class D shares and 16.67% of Class E shares and Ameriprise Trust Company holds 83.25% of Class E shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, directors, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.



Statement of Additional Information - July 28, 2006                     Page 183

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      o     Nature of and provisions of the obligation.

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of



Statement of Additional Information - July 28, 2006                     Page 184
adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Statement of Additional Information - July 28, 2006                     Page 185

FITCH'S LONG-TERM DEBT RATINGS

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



Statement of Additional Information - July 28, 2006                     Page 186

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.



Statement of Additional Information - July 28, 2006                     Page 187

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



Statement of Additional Information - July 28, 2006                     Page 188

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.



Statement of Additional Information - July 28, 2006                     Page 189

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

      o the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

      o     natural disasters and ecological or environmental concerns;

      o the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

      o the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

      o economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.



Statement of Additional Information - July 28, 2006                     Page 190

                                                                      APPENDIX C

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                                                 S-6500 K (7/06)


Statement of Additional Information - July 28, 2006                     Page 191

INVESTMENTS IN SECURITIES

RiverSource Aggressive Growth Fund

MAY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.5%)
BE Aerospace                                        224,089(b)       $ 4,968,053
Precision Castparts                                 175,924           10,138,500
                                                                     -----------
Total                                                                 15,106,553
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.6%)
American Commercial Lines                            72,217(b)         3,965,435
C.H. Robinson Worldwide                              83,240            3,665,890
UTI Worldwide                                        74,460(c)         2,027,546
                                                                     -----------
Total                                                                  9,658,871
--------------------------------------------------------------------------------

BEVERAGES (0.7%)
Hansen Natural                                       24,440(b)         4,518,223
--------------------------------------------------------------------------------

BIOTECHNOLOGY (1.7%)
Biogen Idec                                          33,560(b)         1,564,903
Celgene                                             176,718(b)         7,324,961
Cephalon                                             25,220(b)         1,506,138
                                                                     -----------
Total                                                                 10,396,002
--------------------------------------------------------------------------------

CAPITAL MARKETS (4.5%)
Affiliated Managers Group                            36,290(b)         3,273,358
AMVESCAP                                            152,934(c)         1,482,919
E*TRADE Financial                                   129,196(b)         3,135,587
Eaton Vance                                          59,310            1,572,901
Investment Technology Group                         122,557(b)         5,796,946
Jefferies Group                                     102,352            2,992,772
Mellon Financial                                     69,960            2,531,153
Piper Jaffray Companies                              35,595(b)         2,252,808
T Rowe Price Group                                   57,460            4,545,086
                                                                     -----------
Total                                                                 27,583,530
--------------------------------------------------------------------------------

CHEMICALS (0.3%)
Monsanto                                             19,430            1,635,229
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
Colonial BancGroup                                  104,270            2,779,839
Commerce Bancorp                                     39,762            1,562,249
Compass Bancshares                                   30,122            1,676,289
East-West Bancorp                                    58,160            2,323,492
Whitney Holding                                      29,231            1,056,408
                                                                     -----------
Total                                                                  9,398,277
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                               SHARES             VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (2.8%)
Manpower                                             87,217          $ 5,741,495
Monster Worldwide                                   160,537(b)         7,845,443
Republic Services                                    38,010            1,550,808
VistaPrint                                           72,088(b)         2,283,027
                                                                     -----------
Total                                                                 17,420,773
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.8%)
F5 Networks                                          25,907(b)         1,257,008
Finisar                                             298,570(b)         1,364,465
JDS Uniphase                                      1,316,250(b)         3,988,238
Redback Networks                                    186,505(b)         4,455,603
                                                                     -----------
Total                                                                 11,065,314
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Rackable Systems                                     52,990(b)         2,008,851
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (4.4%)
EMCOR Group                                          33,034(b)         1,588,605
Foster Wheeler                                      139,896(b)         6,190,398
McDermott Intl                                      233,787(b)        15,338,765
Quanta Services                                     216,748(b)         3,608,854
                                                                     -----------
Total                                                                 26,726,622
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.4%)
Florida Rock Inds                                    30,340            1,595,884
Martin Marietta Materials                            58,643            5,366,421
Vulcan Materials                                     19,317            1,507,692
                                                                     -----------
Total                                                                  8,469,997
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
AllianceBernstein Holding LP                         26,666            1,740,756
Chicago Mercantile  Exchange Holdings                 8,700            3,839,310
NASDAQ Stock Market                                  83,670(b)         2,546,915
                                                                     -----------
Total                                                                  8,126,981
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.2%)
ABB                                                 279,873(c)         3,532,244
ALSTOM                                               52,032(b,c)       4,422,277
AMETEK                                               92,510            4,221,231
General Cable                                       138,613(b)         4,471,656
Roper Inds                                           59,943            2,807,730
                                                                     -----------
Total                                                                 19,455,138
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   -   RIVERSOURCE AGGRESSIVE GROWTH FUND   -   2006 ANNUAL REPORT

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Itron                                                35,040(b)       $ 2,095,392
Molex                                                45,314            1,608,647
                                                                     -----------
Total                                                                  3,704,039
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (7.0%)
Cameron Intl                                         42,230(b)         1,980,587
Diamond Offshore Drilling                           116,716           10,007,230
Grant Prideco                                        59,010(b)         2,834,840
Helix Energy Solutions Group                         60,000(b)         2,127,600
Helmerich & Payne                                    23,456            1,542,467
Natl Oilwell Varco                                   51,500(b)         3,402,090
Oceaneering Intl                                     32,362(b)         2,427,150
Superior Energy Services                             98,841(b)         3,251,869
TETRA Technologies                                  304,834(b)         8,861,524
Weatherford Intl                                    124,614(b)         6,484,913
                                                                     -----------
Total                                                                 42,920,270
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Whole Foods Market                                   74,180            4,821,700
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                              148,638            6,178,882
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Biomet                                               62,440            2,198,512
Dade Behring Holdings                                17,950              668,638
Intuitive Surgical                                   37,541(b)         4,177,938
ResMed                                               61,950(b)         2,816,247
Thermo Electron                                     202,452(b)         7,438,086
Varian Medical Systems                               39,260(b)         1,841,294
                                                                     -----------
Total                                                                 19,140,715
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.4%)
AmerisourceBergen                                    39,995            1,743,382
Covance                                              38,810(b)         2,292,507
DaVita                                               70,730(b)         3,745,861
Express Scripts                                      51,350(b)         3,762,928
Pharmaceutical Product  Development                 213,216            7,746,137
Quest Diagnostics                                   134,627            7,504,109
                                                                     -----------
Total                                                                 26,794,924
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (6.9%)
Burger King Holdings                                 78,840(b)         1,474,308
Harrah's Entertainment                               81,012            6,160,152
Intl Game Technology                                240,353            8,948,341
Las Vegas Sands                                      94,534(b)         6,675,046
Penn Natl Gaming                                     39,511(b)         1,518,408
Pinnacle Entertainment                               50,550(b)         1,564,523

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                               SHARES             VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Scientific Games Cl A                               143,990(b)       $ 5,490,339
Station Casinos                                      98,786            7,211,377
Wynn Resorts                                         43,040(b,e)       3,064,448
                                                                     -----------
Total                                                                 42,106,942
--------------------------------------------------------------------------------

INSURANCE (0.4%)
HCC Insurance Holdings                               80,530            2,471,466
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.4%)
Coldwater Creek                                      46,950(b)         1,206,615
Ctrip.com Intl ADR                                   37,632(c)         1,810,099
NutriSystem                                          78,913(b,e)       5,359,771
                                                                     -----------
Total                                                                  8,376,485
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
Akamai Technologies                                 179,500(b)         5,616,555
aQuantive                                            85,970(b)         2,131,196
Openwave Systems                                     81,420(b)         1,151,279
                                                                     -----------
Total                                                                  8,899,030
--------------------------------------------------------------------------------

IT SERVICES (2.4%)
Alliance Data Systems                               113,893(b)         6,044,302
CheckFree                                            59,930(b)         2,992,305
Fidelity Natl Information  Services                  53,450            1,963,753
Global Payments                                      32,690            1,522,700
MPS Group                                           128,660(b)         1,935,046
                                                                     -----------
Total                                                                 14,458,106
--------------------------------------------------------------------------------

MACHINERY (5.7%)
AGCO                                                 63,691(b)         1,557,882
Atlas Copco Series A                                 54,506(c)         1,478,754
Bucyrus Intl Cl A                                    31,939            1,630,167
Gardner Denver                                       24,660(b)         1,860,844
JLG Inds                                             61,310            1,333,493
Joy Global                                           54,925            2,951,670
Manitowoc                                           136,936            6,297,686
Oshkosh Truck                                        35,570            1,879,875
Sandvik Series A                                     25,678(c)         1,500,819
Terex                                                90,180(b)         8,251,469
Trinity Inds                                         96,463            6,013,503
                                                                     -----------
Total                                                                 34,756,162
--------------------------------------------------------------------------------

MEDIA (0.6%)
Focus Media Holding ADR                              28,598(b,c)       1,806,536
Lamar Advertising Cl A                               33,340(b)         1,817,696
                                                                     -----------
Total                                                                  3,624,232
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                               SHARES             VALUE(a)
METALS & MINING (5.0%)
Allegheny Technologies                              107,147          $ 6,817,763
Arch Coal                                            58,190            2,813,487
CONSOL Energy                                        47,270            4,171,578
Oregon Steel Mills                                  129,781(b)         6,090,622
Peabody Energy                                       75,262            4,691,833
Titanium Metals                                     166,450(b)         6,023,826
                                                                     -----------
Total                                                                 30,609,109
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Nordstrom                                            97,560            3,593,135
Sears Holdings                                        9,906(b)         1,504,424
                                                                     -----------
Total                                                                  5,097,559
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.8%)
ATP Oil & Gas                                        36,719(b)         1,541,464
CNX Gas                                              52,080(b)         1,481,155
Denbury Resources                                    57,500(b)         1,817,000
Frontier Oil                                         24,260            1,358,560
Range Resources                                     172,925            4,478,757
Southwestern Energy                                 135,117(b)         4,364,279
Ultra Petroleum                                      41,550(b)         2,391,203
                                                                     -----------
Total                                                                 17,432,418
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Allergan                                             23,370            2,215,943
Forest Laboratories                                  56,700(b)         2,125,116
Shire ADR                                            70,440(c)         3,112,744
                                                                     -----------
Total                                                                  7,453,803
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
Host Hotels & Resorts                               109,555            2,198,769
Starwood Hotels &  Resorts Worldwide                 85,830            5,244,213
                                                                     -----------
Total                                                                  7,442,982
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
CB Richard Ellis Group Cl A                          45,140(b)         3,492,482
Jones Lang LaSalle                                   36,125            2,872,299
                                                                     -----------
Total                                                                  6,364,781
--------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Landstar System                                      39,900            1,763,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                               SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Advanced Micro Devices                              157,390(b)       $ 4,861,777
ASML Holding                                         88,200(b,c)       1,793,988
Atheros Communications                               90,390(b)         1,996,715
Cymer                                                89,078(b)         4,132,328
Intersil Cl A                                       113,944            3,054,839
Lam Research                                         35,812(b)         1,604,019
MEMC Electronic Materials                           162,254(b)         5,682,136
Micron Technology                                   264,200(b)         4,375,152
OmniVision Technologies                              53,075(b)         1,555,098
PMC-Sierra                                          189,860(b)         1,830,250
RF Micro Devices                                    203,525(b)         1,475,556
Silicon Laboratories                                 78,287(b)         3,053,976
Trident Microsystems                                 56,900(b,e)       1,256,352
Varian Semiconductor Equipment Associates            91,845(b)         2,842,603
                                                                     -----------
Total                                                                 39,514,789
--------------------------------------------------------------------------------

SOFTWARE (2.6%)
BEA Systems                                         328,690(b)         4,457,036
Citrix Systems                                      126,909(b)         4,769,241
Nuance Communications                               182,210(b)         1,588,871
Red Hat                                             114,010(b)         2,989,342
Salesforce.com                                       82,620(b)         2,438,116
                                                                     -----------
Total                                                                 16,242,606
--------------------------------------------------------------------------------

SPECIALTY RETAIL (3.7%)
Circuit City Stores                                 345,073           10,365,992
GameStop Cl A                                        10,870(b)           466,758
Gymboree                                             50,440(b)         1,785,072
Office Depot                                        164,107(b)         6,821,927
Tractor Supply                                       26,550(b)         1,476,446
Williams-Sonoma                                      42,970            1,553,366
                                                                     -----------
Total                                                                 22,469,561
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach                                               205,520(b)         5,976,522
PUMA                                                  8,246(c)         3,011,303
                                                                     -----------
Total                                                                  8,987,825
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.4%)
WESCO Intl                                          129,100(b)         8,487,034
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                  SHARES          VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (7.3%)
America Movil ADR Series L                             192,574(c)   $  6,289,467
American Tower Cl A                                    208,837(b)      6,467,682
Crown Castle Intl                                      154,421(b)      4,905,955
Leap Wireless Intl                                      18,336(b)        803,667
NII Holdings                                           361,660(b)     19,696,004
SBA Communications Cl A                                299,607(b)      6,858,004
                                                                    ------------
Total                                                                 45,020,779
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $549,909,228)                                                $606,709,741
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.3%)(f)
--------------------------------------------------------------------------------


ISSUER                  EFFECTIVE                  AMOUNT               VALUE(a)
                          YIELD                  PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
General Electric
    06-01-06              5.05%                 $9,400,000          $  9,398,681
Park Granada LLC
    06-01-06              5.07                   5,000,000(d)          4,999,296
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $14,400,000)                                                 $ 14,397,977
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $564,309,228)(g)                                             $621,107,718
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 5.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $4,999,296 or 0.8% of net assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 6 to the financial statements. 1.5% of net assets is the Fund's cash equivalent position.

(g) At May 31, 2006, the cost of securities for federal income tax purposes was $565,910,188 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 68,435,855

      Unrealized depreciation                                       (13,238,325)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 55,197,530
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Aggressive Growth Fund

MAY 31, 2006

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
    (identified cost $564,309,228)                                                    $   621,107,718
Cash in bank on demand deposit                                                                 60,459
Capital shares receivable                                                                      71,509
Dividends and accrued interest receivable                                                     218,648
Receivable for investment securities sold                                                   7,034,410
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                     441
-----------------------------------------------------------------------------------------------------
Total assets                                                                              628,493,185
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Capital shares payable                                                                         22,446
Payable for investment securities purchased                                                 9,772,597
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                  11,033
Payable upon return of securities loaned (Note 6)                                           4,830,000
Accrued investment management services fee                                                     14,644
Accrued distribution fee                                                                      135,390
Accrued transfer agency fee                                                                       861
Accrued administrative services fee                                                               978
Other accrued expenses                                                                        142,739
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          14,930,688
-----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                    $   613,562,497
=====================================================================================================

-----------------------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------------------
Capital stock - $.01 par value (Note 1)                                              $       737,151
Additional paid-in capital                                                              1,774,705,934
Undistributed net investment income                                                                52
Accumulated net realized gain (loss) (Note 9)                                          (1,218,633,883)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies (Note 5)            56,753,243
-----------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock              $   613,562,497
=====================================================================================================
Net assets applicable to outstanding shares:            Class A                       $   417,938,522
                                                        Class B                       $   119,066,739
                                                        Class C                       $     1,962,794
                                                        Class I                       $    74,482,579
                                                        Class Y                       $       111,863
Net asset value per share of outstanding capital stock: Class A shares    50,038,917  $          8.35
                                                        Class B shares    14,580,903  $          8.17
                                                        Class C shares       240,391  $          8.17
                                                        Class I shares     8,841,560  $          8.42
                                                        Class Y shares        13,331  $          8.39
-----------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                     $     4,676,000
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Aggressive Growth Fund

YEAR ENDED MAY 31, 2006

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Income:
Dividends                                                                              $  1,245,523
Interest                                                                                    108,287
Fee income from securities lending (Note 6)                                                 153,117
    Less foreign taxes withheld                                                             (10,058)
----------------------------------------------------------------------------------------------------
Total income                                                                              1,496,869
----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                        1,950,153
Distribution fee
    Class A                                                                                 310,563
    Class B                                                                                 348,467
    Class C                                                                                   9,442
Transfer agency fee                                                                         499,784
Incremental transfer agency fee
    Class A                                                                                  33,384
    Class B                                                                                  20,052
    Class C                                                                                     407
Service fee - Class Y                                                                           62
Administrative services fees and expenses                                                   130,418
Compensation of board members                                                                 9,394
Custodian fees                                                                              209,626
Printing and postage                                                                         39,740
Registration fees                                                                            72,291
Audit fees                                                                                   28,000
Other                                                                                        38,472
----------------------------------------------------------------------------------------------------
Total expenses                                                                            3,700,255
    Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (547,066)
----------------------------------------------------------------------------------------------------
                                                                                          3,153,189
    Earnings credits on cash balances (Note 2)                                              (17,721)
----------------------------------------------------------------------------------------------------
Total net expenses                                                                        3,135,468
----------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                          (1,638,599)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                       20,116,411
    Foreign currency transactions                                                          (362,155)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  19,754,256
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                       23,979
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                    19,778,235
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $ 18,139,636
====================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Aggressive Growth Fund

YEAR ENDED MAY 31,                                                                2006            2005
-------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) net                                             $  (1,638,599)   $   (387,923)
Net realized gain (loss) on investments                                     19,754,256        (471,590)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies          23,979       3,657,382
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             18,139,636       2,797,869
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income
       Class A                                                                      -         (45,007)
       Class I                                                                      -         (51,354)
       Class Y                                                                      -             (87)
    Net realized gain
       Class A                                                                (862,915)       (246,040)
       Class B                                                                (228,189)        (51,788)
       Class C                                                                 (15,909)         (3,559)
       Class I                                                              (1,775,548)       (139,015)
       Class Y                                                                  (1,537)           (321)
-------------------------------------------------------------------------------------------------------
Total distributions                                                         (2,884,098)       (537,171)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                                 15,742,391      16,827,755
    Class B shares                                                           4,883,894       5,226,812
    Class C shares                                                             320,980         212,899
    Class I shares                                                          31,280,342      34,131,333
    Class Y shares                                                              40,000          18,116
Fund merger (Note 8)
    Class A shares                                                         403,680,440             N/A
    Class B shares                                                         115,434,063             N/A
    Class C shares                                                           1,472,074             N/A
    Class I shares                                                              12,913             N/A
    Class Y shares                                                              29,607             N/A
Reinvestment of distributions at net asset value
    Class A shares                                                             851,042         218,876
    Class B shares                                                             226,466          51,335
    Class C shares                                                              15,304           3,385
    Class I shares                                                           1,775,237         190,223
    Class Y shares                                                               1,102             218
Payments for redemptions
    Class A shares                                                         (33,818,960)     (9,893,555)
    Class B shares (Note 2)                                                 (9,837,541)     (1,978,351)
    Class C shares (Note 2)                                                   (367,095)        (33,864)
    Class I shares                                                          (5,285,841)     (1,935,046)
    Class Y shares                                                                  -         (15,827)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          526,456,418      43,024,309
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    541,711,956      45,285,007
Net assets at beginning of year                                             71,850,541      26,565,534
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 613,562,497    $ 71,850,541
=======================================================================================================
Undistributed net investment income                                      $          52    $        109
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


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16 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 12.14% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 17
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VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
18 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
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Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,173,238 and accumulated net realized loss has been decreased by $1,648,286 resulting in a net reclassification adjustment to decrease paid-in capital by $3,524,952.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                         2006             2005
--------------------------------------------------------------------------------

CLASS A
Distributions paid from:
       Ordinary income .......................         $412,843         $270,901
       Long-term capital gain ................          450,072           20,146

CLASS B
Distributions paid from:
       Ordinary income .......................          109,048           47,547
       Long-term capital gain ................          119,141            4,241

CLASS C
Distributions paid from:
       Ordinary income .......................            7,485            3,264
       Long-term capital gain ................            8,424              295

CLASS I
Distributions paid from:
       Ordinary income .......................          859,871          178,986
       Long-term capital gain ................          915,677           11,383

CLASS Y
Distributions paid from:
       Ordinary income .......................              760              382
       Long-term capital gain ................              777               26

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..........................        $     3,570,965
Accumulated long-term gain (loss) ......................        $     6,844,341
Unrealized appreciation (depreciation) .................        $(1,172,295,894)

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Aggressive Growth Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
20 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
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2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.765% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $10,780 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $186,311 for Class A, $31,213 for Class B and $35 for Class C for the year ended May 31, 2006.

For the year ended May 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.15% for Class B, 2.18% for Class C, 1.10% for Class I and 1.25% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $299,734, $87,636, $2,038 and $105, respectively, and the management fees waived at the Fund level were $157,553. Under this agreement which was effective until March 10, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.44% for Class A, 2.21% for Class B, 2.20% for Class C, 1.09% for Class I and 1.27% for Class Y of the Fund's average daily net assets. Effective as of March 11, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 1.01% for Class I and 1.19% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $17,721 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $906,635,190 (including $455,236,627 from RiverSource Strategy Aggressive Fund that was acquired in the fund merger as described in
Note 8) and $442,043,339, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $57 for the year ended May 31, 2006.


--------------------------------------------------------------------------------
22 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED MAY 31, 2006
                                       CLASS A       CLASS B       CLASS C       CLASS I      CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                  1,912,147      601,800       40,807      3,859,541       4,835
Fund merger                          48,508,656   14,163,150      180,639          1,540       3,543
Issued for reinvested distributions     102,942       27,952        1,889        212,954         132
Redeemed                             (3,917,672)  (1,171,076)     (44,462)      (623,304)         --
------------------------------------------------------------------------------------------------------
Net increase (decrease)              46,606,073   13,621,826      178,873      3,450,731       8,510
------------------------------------------------------------------------------------------------------


                                                           YEAR ENDED MAY 31, 2005
                                       CLASS A       CLASS B       CLASS C       CLASS I      CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                  2,400,596      752,817       31,064      4,745,978       2,453
Issued for reinvested distributions      30,107        7,140          471         26,058          30
Redeemed                             (1,377,012)    (288,973)      (4,848)      (299,763)     (2,096)
------------------------------------------------------------------------------------------------------
Net increase (decrease)               1,053,691      470,984       26,687      4,472,273         387
------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE           CURRENCY TO   CURRENCY TO     UNREALIZED     UNREALIZED
                       BE DELIVERED   BE RECEIVED    APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------
June 30, 2006                97,956        81,076        $441         $     --
                        Swiss Franc   U.S. Dollar
June 30, 2006            10,709,985     1,471,010           -          11,033
                      Swedish Krona   U.S. Dollar
--------------------------------------------------------------------------------
Total                                                    $441         $11,033
--------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $4,676,000 were on loan to brokers. For collateral, the Fund received $4,830,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $153,117 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

8. FUND MERGER

At the close of business on March 10, 2006, RiverSource Aggressive Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Strategy Aggressive Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Aggressive Growth Fund immediately before the acquisition were $115,041,224 and the combined net assets immediately after the acquisition were $635,670,321.

The merger was accomplished by a tax-free exchange of 39,285,456 shares of RiverSource Strategy Aggressive Fund valued at $520,629,097.

In exchange for the RiverSource Strategy Aggressive Fund shares and net assets, RiverSource Aggressive Growth Fund issued the following number of shares:

                                                                        SHARES
--------------------------------------------------------------------------------
Class A                                                               48,508,656
Class B                                                               14,163,150
Class C                                                                  180,639
Class I                                                                    1,540
Class Y                                                                    3,543
--------------------------------------------------------------------------------

RiverSource Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                                                  TEMPORARY
                                              TOTAL         CAPITAL        UNREALIZED          ACCUMULATED       BOOK-TO-TAX
                                          NET ASSETS         STOCK        APPRECIATION      NET REALIZED LOSS    DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategy Aggressive Fund     $520,629,097   $1,702,499,723     $51,123,048      $(1,232,935,848)      $(57,826)
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,227,447,858 at May 31, 2006 that if not offset by future capital gains will expire as follows:

     2008             2009             2010           2011              2012
--------------------------------------------------------------------------------
  $20,090,427     $841,156,325     $315,348,051    $23,741,111       $27,111,944
--------------------------------------------------------------------------------

RiverSource Aggressive Growth Fund acquired $1,232,077,642 of capital loss carry-overs in connection with the RiverSource Strategy Aggressive Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital gains as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
26 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.29     $6.95     $5.60     $5.08
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.06)     (.03)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                    1.34       .46      1.65       .53
------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.28       .43      1.61       .52
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                                       -       (.02)       -         --
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.09)     (.26)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.35     $7.29     $6.95     $5.60
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 418     $  25     $  17     $   5
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.38%     1.55%     1.55%     1.46%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.77%)    (.90%)   (1.20%)   (1.20%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.57%     6.17%    29.09%    10.24%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.69%, 1.97%, 3.02% and 24.14% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

CLASS B

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.18     $6.89     $5.59     $5.08
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.12)     (.06)     (.07)     (.02)
Net gains (losses) (both realized and unrealized)                    1.33       .42      1.63       .53
------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.21       .36      1.56       .51
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.17     $7.18     $6.89     $5.59
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 119     $   7     $   3       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.15%     2.34%     2.34%     2.25%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.55%)   (1.70%)   (1.97%)   (1.92%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.86%     5.29%    28.22%    10.04%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.47%, 2.75%, 3.81% and 24.93% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
28 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.18     $6.89     $5.59     $5.08
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.11)     (.07)     (.07)     (.02)
Net gains (losses) (both realized and unrealized)                    1.32       .43      1.63       .53
------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.21       .36      1.56       .51
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.17     $7.18     $6.89     $5.59
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   2       $--       $--       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.18%     2.35%     2.35%     2.21%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.44%)   (1.70%)   (1.98%)   (1.95%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.86%     5.29%    28.22%    10.04%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48%, 2.75%, 3.82% and 24.94% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

CLASS I

---------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004(b)
Net asset value, beginning of period                                $7.32     $6.97     $7.14
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.02)       -       (.03)
Net gains (losses) (both realized and unrealized)                    1.34       .45      (.14)
---------------------------------------------------------------------------------------------------
Total from investment operations                                     1.32       .45      (.17)
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   -       (.03)       --
Distributions from realized gains                                    (.22)     (.07)       --
---------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.10)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.42     $7.32     $6.97
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  74     $  39     $   6
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.10%     1.23%     1.14%(e)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.21%)    (.59%)    (.72%)(e)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%
---------------------------------------------------------------------------------------------------
Total return(f)                                                     18.04%     6.49%    (2.38%)(g)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.18%, 1.50% and 2.70% for the periods ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
30 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

-------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $7.31     $6.96     $5.60     $5.08
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.01)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                    1.33       .45      1.66       .53
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                     1.30       .44      1.62       .52
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   -       (.02)       -         --
Distributions from realized gains                                    (.22)     (.07)     (.26)       --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.22)     (.09)     (.26)       --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $8.39     $7.31     $6.96     $5.60
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--       $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.25%     1.37%     1.37%     1.30%(e)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.39%)    (.74%)   (1.03%)   (1.03%)(e)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             202%      218%      189%       27%
-------------------------------------------------------------------------------------------------------------
Total return(f)                                                     17.79%     6.40%    29.26%    10.24%(g)
-------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.80%, 2.84% and 23.96% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                   REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Aggressive Growth Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the three-year period ended May 31, 2006 and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Aggressive Growth Fund as of May 31, 2006, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
32 - RIVERSOURCE AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Fundamental Growth Fund

MAY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
--------------------------------------------------------------------------------

ISSUER                                              SHARES             VALUE(a)
AEROSPACE & DEFENSE (4.1%)
Boeing                                                41,970          $3,494,002
General Dynamics                                      35,050           2,230,582
United Technologies                                   17,480           1,092,850
                                                                      ----------
Total                                                                  6,817,434
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
United Parcel Service Cl B                            18,430           1,484,537
--------------------------------------------------------------------------------

BEVERAGES (1.6%)
PepsiCo                                               43,880           2,652,985
--------------------------------------------------------------------------------

BIOTECHNOLOGY (4.2%)
Amgen                                                 56,870(b)        3,843,844
Amylin Pharmaceuticals                                11,792(b)          535,946
Genzyme                                                8,230(b)          489,685
Gilead Sciences                                       13,480(b)          772,808
MedImmune                                             40,940(b)        1,302,711
                                                                      ----------
Total                                                                  6,944,994
--------------------------------------------------------------------------------

CAPITAL MARKETS (4.7%)
Charles Schwab                                       114,210           1,902,739
Franklin Resources                                    25,540           2,297,323
Legg Mason                                            12,640           1,212,555
UBS                                                   21,500(c)        2,434,230
                                                                      ----------
Total                                                                  7,846,847
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
Commerce Bancorp                                      60,540           2,378,617
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Corporate Executive Board                              4,050             411,966
Equifax                                               25,080             904,886
                                                                      ----------
Total                                                                  1,316,852
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.8%)
Cisco Systems                                        187,920(b)        3,698,266
Motorola                                              58,780           1,239,670
QUALCOMM                                             109,170           4,935,575
Research In Motion                                    19,480(b,c)      1,264,057
                                                                      ----------
Total                                                                 11,137,568
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES            VALUE(a)
COMPUTERS & PERIPHERALS (4.9%)
Apple Computer                                        20,540(b)       $1,227,676
Dell                                                  48,040(b)        1,219,255
EMC                                                   94,420(b)        1,208,576
Network Appliance                                     91,540(b)        2,929,280
SanDisk                                               26,740(b)        1,504,660
                                                                      ----------
Total                                                                  8,089,447
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.1%)
Fluor                                                 21,600           1,893,456
--------------------------------------------------------------------------------
CONSUMER FINANCE (0.5%)
American Express                                      15,520             843,667
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.7%)
Chicago Mercantile  Exchange Holdings                  4,110           1,813,743
Moody's                                               25,090           1,312,207
NASDAQ Stock Market                                   45,519(b)        1,385,598
                                                                      ----------
Total                                                                  4,511,548
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
TXU                                                   18,810           1,077,813
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (4.8%)
Baker Hughes                                          30,640           2,644,232
Halliburton                                           21,200           1,581,308
Schlumberger                                          57,490           3,769,619
                                                                      ----------
Total                                                                  7,995,159
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
Wal-Mart Stores                                       35,700           1,729,665
Whole Foods Market                                    14,220             924,300
                                                                      ----------
Total                                                                  2,653,965
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Hershey                                               16,200             921,942
WM Wrigley Jr                                         24,925           1,139,571
                                                                      ----------
Total                                                                  2,061,513
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (7.7%)
Fisher Scientific Intl                                18,780(b)        1,394,415
Medtronic                                            122,200           6,169,877
St. Jude Medical                                      72,050(b)        2,456,905

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                                SHARES          VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Stryker                                               24,740        $  1,086,086
Zimmer Holdings                                       23,380(b)        1,415,659
                                                                    ------------
Total                                                                 12,522,942
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Caremark Rx                                           20,870(b)        1,001,134
Medco Health Solutions                                18,520(b)          998,228
UnitedHealth Group                                    63,850           2,806,846
                                                                    ------------
Total                                                                  4,806,208
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Harrah's Entertainment                                17,410           1,323,856
Las Vegas Sands                                        3,680(b)          259,845
Marriott Intl Cl A                                    22,800           1,649,124
                                                                    ------------
Total                                                                  3,232,825
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Fortune Brands                                        17,930           1,326,820
Garmin                                                 3,310(c)          308,790
                                                                    ------------
Total                                                                  1,635,610
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Procter & Gamble                                      11,330             614,653
--------------------------------------------------------------------------------
INSURANCE (0.5%)
Progressive                                           27,880             762,518
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.6%)
Google Cl A                                            7,040(b)        2,617,613
Yahoo!                                                55,130(b)        1,741,557
                                                                    ------------
Total                                                                  4,359,170
--------------------------------------------------------------------------------

IT SERVICES (2.2%)
First Data                                            77,080           3,554,159
--------------------------------------------------------------------------------
MACHINERY (0.8%)
Danaher                                               19,670           1,261,044
--------------------------------------------------------------------------------
MEDIA (6.3%)
Lamar Advertising Cl A                                19,740(b)        1,076,225
McGraw-Hill Companies                                 62,000           3,199,199
Time Warner                                           48,740             838,815
Univision Communications Cl A                         35,100(b)        1,261,845
Viacom Cl B                                           49,270(b)        1,859,943
Walt Disney                                           55,965           1,706,933
XM Satellite Radio Holdings Cl A                      34,350(b)          495,327
                                                                    ------------
Total                                                                 10,438,287
--------------------------------------------------------------------------------

METALS & MINING (1.9%)
Cameco                                                54,570(c)        2,263,563
Peabody Energy                                        14,590             909,541
                                                                    ------------
Total                                                                  3,173,104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                                SHARES            VALUE(a)
MULTILINE RETAIL (0.7%)
Target                                                22,080          $1,080,154
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.0%)
Chesapeake Energy                                     52,600           1,609,034
Petro-Canada                                          12,250(c)          563,133
Suncor Energy                                         34,850(c)        2,827,380
                                                                    ------------
Total                                                                  4,999,547
--------------------------------------------------------------------------------

PHARMACEUTICALS (5.3%)
AstraZeneca ADR                                       70,230(c)        3,717,977
Sanofi-Aventis ADR                                    38,410(c)        1,815,641
Schering-Plough                                      105,990           2,020,169
Wyeth                                                 25,580           1,170,029
                                                                    ------------
Total                                                                  8,723,816
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.3%)
Starwood Hotels &  Resorts Worldwide                  35,900           2,193,490
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Intel                                                 31,620             569,792
Linear Technology                                     54,830           1,850,513
Marvell Technology Group                              37,440(b,c)      1,784,765
NVIDIA                                                28,900(b)          664,122
                                                                    ------------
Total                                                                  4,869,192
--------------------------------------------------------------------------------

SOFTWARE (5.5%)
Adobe Systems                                         57,990(b)        1,660,254
Autodesk                                              39,060(b)        1,421,393
Electronic Arts                                       70,810(b)        2,978,976
Microsoft                                             96,630           2,188,670
SAP ADR                                               15,670(c)          824,712
                                                                    ------------
Total                                                                  9,074,005
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Lowe's Companies                                      27,740           1,727,647
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (4.6%)
Countrywide Financial                                 91,030           3,484,628
Freddie Mac                                           67,420           4,047,897
                                                                    ------------
Total                                                                  7,532,525
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.6%)
America Movil ADR Series L                            22,030(c)          719,500
American Tower Cl A                                   64,760(b)        2,005,617
Crown Castle Intl                                     50,230(b)        1,595,807
                                                                    ------------
Total                                                                  4,320,924
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $155,835,771)                                                $160,588,222
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)
--------------------------------------------------------------------------------

ISSUER                      EFFECTIVE              AMOUNT            VALUE(a)
                              YIELD              PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
General Electric
   06-01-06                    5.05%             $ 2,800,000        $  2,799,607
Park Granada LLC
   06-01-06                    5.07                2,200,000(d)        2,199,690
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,000,000)                                                  $  4,999,297
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $160,835,771)(e)                                             $165,587,519
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 11.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $2,199,690 or 1.3% of net assets.

(e) At May 31, 2006, the cost of securities for federal income tax purposes was $161,629,377 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $12,225,787
      Unrealized depreciation                                        (8,267,645)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 3,958,142
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
12 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Fundamental Growth Fund

MAY 31, 2006

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $160,835,771)                                                           $165,587,519
Cash in bank on demand deposit                                                                   101,886
Capital shares receivable                                                                         29,488
Dividends and accrued interest receivable                                                        115,738
Receivable for investment securities sold                                                        157,017
---------------------------------------------------------------------------------------------------------
Total assets                                                                                 165,991,648
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payable for investment securities purchased                                                      635,463
Accrued investment management services fee                                                         3,505
Accrued distribution fee                                                                           6,982
Accrued transfer agency fee                                                                           99
Accrued administrative services fee                                                                  270
Other accrued expenses                                                                            66,253
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                                712,572
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $165,279,076
=========================================================================================================

---------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                    $    269,825
Additional paid-in capital                                                                   157,666,270
Accumulated net realized gain (loss)                                                           2,591,233
Unrealized appreciation (depreciation) on investments                                          4,751,748
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $165,279,076
=========================================================================================================
Net assets applicable to outstanding shares:            Class A                             $ 20,450,998
                                                        Class B                             $  7,294,807
                                                        Class C                             $    612,756
                                                        Class I                             $136,879,180
                                                        Class Y                             $     41,335
Net asset value per share of outstanding capital stock: Class A shares     3,360,217        $       6.09
                                                        Class B shares     1,228,621        $       5.94
                                                        Class C shares       103,093        $       5.94
                                                        Class I shares    22,283,868        $       6.14
                                                        Class Y shares         6,741        $       6.13
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 13
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Fundamental Growth Fund

YEAR ENDED MAY 31, 2006

-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                      $ 1,184,656
Interest                                                                                           193,784
    Less foreign taxes withheld                                                                    (13,509)
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     1,364,931
-----------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                 987,877
Distribution fee
    Class A                                                                                         48,218
    Class B                                                                                         73,735
    Class C                                                                                          4,838
Transfer agency fee                                                                                 57,404
Incremental transfer agency fee
    Class A                                                                                          4,125
    Class B                                                                                          2,781
    Class C                                                                                            187
Service fee -- Class Y                                                                                  35
Administrative services fees and expenses                                                           83,643
Compensation of board members                                                                       13,044
Custodian fees                                                                                      72,878
Printing and postage                                                                                43,090
Registration fees                                                                                   49,997
Audit fees                                                                                          20,000
Other                                                                                                4,169
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   1,466,021
    Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)               (11,008)
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,455,013
    Earnings credits on cash balances (Note 2)                                                      (1,085)
-----------------------------------------------------------------------------------------------------------
Total net expenses                                                                               1,453,928
-----------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                    (88,997)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
    Security transactions (Note 3)                                                               4,310,674
    Foreign currency transactions                                                                     (279)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                          4,310,395
Net change in unrealized appreciation (depreciation) on investments                              1,143,623
-----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                   5,454,018
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 5,365,021
===========================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Fundamental Growth Fund

YEAR ENDED MAY 31,                                                         2006            2005
----------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
Investment income (loss) net                                          $     (88,997)   $    (10,011)
Net realized gain (loss) on investments                                   4,310,395      (1,247,258)
Net change in unrealized appreciation (depreciation) on investments       1,143,623       3,346,651
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           5,365,021       2,089,382
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net Investment income
       Class I                                                             (114,610)             --
    Net realized gain
       Class A                                                              (28,537)        (92,591)
       Class B                                                              (10,640)        (29,023)
       Class C                                                                 (783)         (1,624)
       Class I                                                             (159,894)       (199,970)
       Class Y                                                                  (51)           (450)
----------------------------------------------------------------------------------------------------
Total distributions                                                        (314,515)       (323,658)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                               9,755,222      11,788,705
    Class B shares                                                        2,941,155       4,671,700
    Class C shares                                                          466,724         143,654
    Class I shares                                                       72,232,825      53,097,765
    Class Y shares                                                           19,000           8,400
Reinvestment of distributions at net asset value
    Class A shares                                                           28,270          67,151
    Class B shares                                                           10,611          28,562
    Class C shares                                                              766           1,430
    Class I shares                                                          274,479         199,920
    Class Y shares                                                               34             389
Payments for redemptions
    Class A shares                                                       (8,492,982)     (5,594,994)
    Class B shares (Note 2)                                              (2,870,610)     (1,804,107)
    Class C shares (Note 2)                                                (185,373)        (92,644)
    Class I shares                                                       (2,414,797)       (338,157)
    Class Y shares                                                               --         (62,518)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        71,765,324      62,115,256
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  76,815,830      63,880,980
Net assets at beginning of year                                          88,463,246      24,582,266
----------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 165,279,076    $ 88,463,246
====================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 15
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Fundamental Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in publicly traded U.S. securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc, (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 82.82% of the Fund's net assets.

At May 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 83% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually


--------------------------------------------------------------------------------
16 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 17
--------------------------------------------------------------------------------
gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $213,618 and accumulated net realized gain has been decreased by $213,501 resulting in a net reclassification adjustment to decrease paid-in capital by $117.

The tax character of distributions paid for the years indicated is as follows:


YEAR ENDED MAY 31,                                        2006            2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income ...............................   $    --         $88,975
       Long-term capital gain ........................    28,537           3,616
CLASS B
Distributions paid from:
       Ordinary income ...............................        --          27,890
       Long-term capital gain ........................    10,640           1,133


--------------------------------------------------------------------------------
18 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

YEAR ENDED MAY 31,                                       2006             2005
--------------------------------------------------------------------------------
CLASS C
Distributions paid from:
       Ordinary income .............................   $     --         $  1,561
       Long-term capital gain ......................        783               63
CLASS I
Distributions paid from:
       Ordinary income .............................    114,610          192,161
       Long-term capital gain ......................    159,894            7,809
CLASS Y
Distributions paid from:
       Ordinary income .............................         --              432
       Long-term capital gain ......................         51               18

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income........................................  $2,732,498
Accumulated long-term gain (loss)....................................  $  652,341
Unrealized appreciation (depreciation)...............................  $3,958,142

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.68% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $76,111 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 19
--------------------------------------------------------------------------------
net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.04% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $61,046 for Class A, $7,972 for Class B and $44 for Class C for the year ended May 31, 2006.

For the year ended May 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.15% for Class B, 2.14% for Class C and 1.20% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $7,993, $2,808, $196 and $11, respectively. Under this agreement which was effective until May 31, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.40% for Class A, 2.17% for Class B,


--------------------------------------------------------------------------------
20 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

2.17% for Class C, 1.05% for Class I and 1.23% for Class Y of the Fund's average daily net assets. Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.32% for Class B, 2.32% for Class C, 1.20% for Class I and 1.38% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,085 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $151,356,691 and $81,165,386, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                          YEAR ENDED MAY 31, 2006
                                        CLASS A      CLASS B     CLASS C       CLASS I      CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                    1,588,882     491,321      77,973     11,820,012       3,139
Issued for reinvested distributions         4,530       1,737         125         43,707           5
Redeemed                               (1,400,717)   (480,454)    (30,970)      (385,685)         --
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                   192,695      12,604      47,128     11,478,034       3,144
-----------------------------------------------------------------------------------------------------


                                                           YEAR ENDED MAY 31, 2005
                                        CLASS A      CLASS B     CLASS C       CLASS I      CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                    2,084,450     834,684      25,569      9,402,843       1,538
Issued for reinvested distributions        11,459       4,941         247         34,000          66
Redeemed                                 (988,146)   (325,363)    (16,466)       (56,958)    (11,105)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,107,763     514,262       9,350      9,379,885      (9,501)
-----------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 21
--------------------------------------------------------------------------------

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.79     $5.79     $5.36     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)     (.01)     (.02)       --
Net gains (losses) (both realized and unrealized)                     .32       .04       .57       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .31       .03       .55       .25
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.09     $5.79     $5.79     $5.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  20     $  18     $  12     $   5
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.38%     1.50%     1.40%     1.20%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.38%)    (.18%)    (.48%)     .16%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      5.33%      .52%    10.32%     4.89%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.42%, 1.56%, 3.06% and 23.71% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 23
--------------------------------------------------------------------------------

CLASS B

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.69     $5.74     $5.35     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.04)     (.03)     (.01)
Net gains (losses) (both realized and unrealized)                     .29       .02       .54       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .26      (.02)      .51       .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.94     $5.69     $5.74     $5.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   7     $   7     $   4       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.15%     2.27%     2.17%     1.89%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.15%)    (.97%)   (1.25%)    (.78%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      4.54%     (.34%)    9.57%     4.70%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.18%, 2.34%, 3.83% and 24.48% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
24 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.69     $5.75     $5.35     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)     (.05)     (.03)     (.01)
Net gains (losses) (both realized and unrealized)                     .29       .02       .55       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .26      (.03)      .52       .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.94     $5.69     $5.75     $5.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   1     $  --     $  --     $  --
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.14%     2.27%     2.18%     1.86%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.14%)    (.94%)   (1.27%)    (.53%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      4.54%     (.52%)    9.75%     4.70%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.18%, 2.35%, 3.83% and 24.49% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 25
--------------------------------------------------------------------------------

CLASS I

----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004(b)
Net asset value, beginning of period                                $5.82     $5.80     $6.10
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           --       .01      (.01)
Net gains (losses) (both realized and unrealized)                     .33       .04      (.29)
----------------------------------------------------------------------------------------------------
Total from investment operations                                      .33       .05      (.30)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)       --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.14     $5.82     $5.80
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 137     $  63     $   8
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .93%     1.11%    1.03%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .07%      .22%      .03%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%
----------------------------------------------------------------------------------------------------
Total return(f)                                                      5.75%      .88%    (4.91%)(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.58% for the period ended May 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 26
--------------------------------------------------------------------------------

CLASS Y

------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006      2005      2004      2003(b)
Net asset value, beginning of period                                $5.82     $5.81     $5.36     $5.11
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.01)      .01      (.01)       --
Net gains (losses) (both realized and unrealized)                     .33       .03       .58       .25
------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .32       .04       .57       .25
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.01)     (.03)     (.12)       --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $6.13     $5.82     $5.81     $5.36
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $--       $--       $--       $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.20%     1.31%     1.22%     1.07%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.20%)     .09%     (.33%)     .31%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              62%      122%       66%       10%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                      5.47%      .70%    10.72%     4.89%(g)
------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.23%, 1.39%, 2.87% and 23.53% for the periods ended May 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT --- 27
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                    REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Fundamental Growth Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006 and the financial highlights for each of the years in the three-year period ended May 31, 2006, and for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Fundamental Growth Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
28 --- RIVERSOURCE FUNDAMENTAL GROWTH FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Fundamental Value Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service Cl B                        83,300        $     6,709,815
--------------------------------------------------------------------------------

AUTOMOBILES (1.7%)
Harley-Davidson                                  375,300(e)          18,708,705
--------------------------------------------------------------------------------

BEVERAGES (2.0%)
Diageo ADR                                       209,400(c)          13,860,186
Heineken Holding                                 248,750(c)           8,659,718
                                                                ----------------
Total                                                                22,519,904
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Morgan Stanley                                   117,700              7,017,274
State Street                                      37,800              2,347,380
                                                                ----------------
Total                                                                 9,364,654
--------------------------------------------------------------------------------

COMMERCIAL BANKS (7.4%)
Commerce Bancorp                                 182,100(e)           7,154,709
Fifth Third Bancorp                              106,400(e)           4,043,200
HSBC Holdings ADR                                387,748(c)          33,819,381
Lloyds TSB Group ADR                             212,700(c)           8,061,330
Wells Fargo & Co                                 463,200             30,742,584
                                                                ----------------
Total                                                                83,821,204
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.2%)
Apollo Group Cl A                                 76,500(b)           4,001,715
Dun & Bradstreet                                 102,900(b)           7,498,323
H&R Block                                        589,000             13,399,750
                                                                ----------------
Total                                                                24,899,788
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia ADR                                        148,900(c)           3,196,883
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.5%)
Dell                                             329,400(b)           8,360,172
Hewlett-Packard                                  208,000              6,735,040
Lexmark Intl Cl A                                 41,300(b)           2,364,425
                                                                ----------------
Total                                                                17,459,637
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.6%)
Martin Marietta Materials                        105,200              9,626,852
Vulcan Materials                                 104,000              8,117,200
                                                                ----------------
Total                                                                17,744,052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
CONSUMER FINANCE (4.8%)
American Express                                 995,200        $    54,099,072
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.0%)
Sealed Air                                       443,800             22,886,766
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.1%)
Citigroup                                        531,200             26,188,160
JPMorgan Chase & Co                            1,131,140             48,231,810
Moody's                                          254,800             13,326,040
Principal Financial Group                         74,600              4,076,890
                                                                ----------------
Total                                                                91,822,900
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Embarq                                            21,285(b)             887,110
Sprint Nextel                                    718,100             15,230,901
                                                                ----------------
Total                                                                16,118,011
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Transocean                                       134,300(b)          10,927,991
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.4%)
Costco Wholesale                                 912,600(e)          48,303,918
Wal-Mart Stores                                  490,500             23,764,725
                                                                ----------------
Total                                                                72,068,643
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Hershey                                          146,300              8,325,933
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.0%)
Cardinal Health                                  181,400             12,137,474
Caremark Rx                                      298,400(b)          14,314,248
HCA                                              419,500             18,646,775
                                                                ----------------
Total                                                                45,098,497
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Hunter Douglas                                    40,403(c)           2,862,792
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                 224,300             12,168,275
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.2%)
Tyco Intl                                      1,735,944(c)          47,061,442
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
8 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
INSURANCE (15.0%)
American Intl Group                              781,500        $    47,515,199
Aon                                              237,500              8,466,875
Berkshire Hathaway Cl B                           12,533(b)          38,463,777
Chubb                                             65,000              3,284,450
Loews                                            663,700             22,552,526
Markel                                             2,500(b)             844,375
Marsh & McLennan Companies                        41,500              1,163,245
Progressive                                    1,153,100             31,537,285
Sun Life Financial                                45,500(c)           1,878,695
Transatlantic Holdings                           225,325             12,956,188
                                                                ----------------
Total                                                               168,662,615
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Expedia                                           81,300(b)           1,155,273
IAC/InterActiveCorp                               81,800(b)           2,112,894
                                                                ----------------
Total                                                                 3,268,167
--------------------------------------------------------------------------------

IT SERVICES (1.3%)
Iron Mountain                                    402,600(b)          14,872,044
--------------------------------------------------------------------------------

MARINE (0.5%)
Kuehne & Nagel Intl                               72,505(c)           5,410,700
--------------------------------------------------------------------------------

MEDIA (7.4%)
Comcast Special Cl A                           1,064,000(b)          34,048,000
Gannett                                           54,100              2,921,941
Lagardere                                        149,400(c)          11,791,860
Liberty Media Holding - Capital                   39,175(b,d)         3,117,155
Liberty Media Holding - Interactive ClA          195,875(b,d)         3,517,915
News Corp Cl A                                   992,800             18,932,696
NTL                                              206,172              5,500,669
WPP Group ADR                                     51,600(c)           3,178,560
                                                                ----------------
Total                                                                83,008,796
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
BHP Billiton                                     154,900(c)           3,025,578
Rio Tinto                                         55,000(c)           3,051,809
                                                                ----------------
Total                                                                 6,077,387
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.2%)
ConocoPhillips                                   623,716             39,474,985
Devon Energy                                     419,500             24,062,520
EOG Resources                                    358,600             23,545,676
Occidental Petroleum                             285,500             28,290,195
                                                                ----------------
Total                                                               115,373,376
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Avon Products                                    174,000              5,515,800
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                VALUE(a)
SOFTWARE (1.8%)
Microsoft                                        883,200        $    20,004,480
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.5%)
Golden West Financial                            543,800             39,751,780
--------------------------------------------------------------------------------

TOBACCO (4.6%)
Altria Group                                     712,700             51,563,845
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.9%)
China Merchants Holdings Intl                  2,114,000(c)           6,281,043
COSCO Pacific                                  1,836,200(c)           3,787,004
                                                                ----------------
Total                                                                10,068,047
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
SK Telecom ADR                                   266,100(c,e)         6,945,210
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $900,431,626)                                            $ 1,118,387,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%)(f)
--------------------------------------------------------------------------------
                                                  AMOUNT
                              EFFECTIVE         PAYABLE AT
ISSUER                          YIELD            MATURITY              VALUE(a)
COMMERCIAL PAPER
Amsterdam Funding
     06-27-06                     5.03%       $  1,100,000(g)   $     1,095,867
CC (USA)/Centari
     07-07-06                     5.12           2,500,000            2,486,916
Chesham Finance LLC
     06-26-06                     5.05           3,000,000            2,989,102
Dakota Notes
     06-13-06                     5.02           2,000,000(g)         1,996,382
Emerald Certificates MBNA MCCT 2001
     06-20-06                     5.04           3,000,000(g)         2,991,617
General Electric
     06-01-06                     5.05           5,900,000            5,899,172
Jupiter Securitization
     06-13-06                     5.02           3,000,000(g)         2,994,572
Old Line Funding
     06-05-06                     5.00           5,000,000(g)         4,996,528
Park Granada LLC
     07-05-06                     4.95           3,000,000(g)         2,985,627
Thames Asset Global Securitization #1
     06-07-06                     5.01           5,000,000(g)         4,995,129
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $33,436,087)                                             $    33,430,912
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $933,867,713)(h)                                         $ 1,151,818,123
================================================================================

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 14.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. See Note 5 to the financial statements. 0.6% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $22,055,722 or 2.0% of net assets.

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $934,765,681 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $   232,168,406
      Unrealized depreciation                                       (15,115,964)
      --------------------------------------------------------------------------
      Net unrealized appreciation                               $   217,052,442
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
10 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Fundamental Value Fund

MAY 31, 2006
-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $933,867,713)                                                       $1,151,818,123
Foreign currency holdings (identified cost $27,282) (Note 1)                                    29,133
Capital shares receivable                                                                       81,923
Dividends and accrued interest receivable                                                    1,622,320
Receivable for investment securities sold                                                    1,676,778
-------------------------------------------------------------------------------------------------------
Total assets                                                                             1,155,228,277
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                               93,828
Capital shares payable                                                                         233,499
Payable for investment securities purchased                                                    927,123
Payable upon return of securities loaned (Note 5)                                           26,725,000
Accrued investment management services fee                                                      21,853
Accrued distribution fee                                                                       253,492
Accrued service fee                                                                                  2
Accrued transfer agency fee                                                                      1,175
Accrued administrative services fee                                                              1,737
Other accrued expenses                                                                         128,277
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                           28,385,986
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $1,126,842,291
=======================================================================================================

-------------------------------------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                $    1,874,744
Additional paid-in capital                                                                 891,949,440
Undistributed net investment income                                                          1,012,136
Accumulated net realized gain (loss)                                                        14,053,729
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      217,952,242
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $1,126,842,291
=======================================================================================================
Net assets applicable to outstanding shares:             Class A                        $  740,994,065
                                                         Class B                        $  281,336,084
                                                         Class C                        $   18,027,515
                                                         Class I                        $   85,711,567
                                                         Class Y                        $      773,060
Net asset value per share of outstanding capital stock:  Class A shares   122,459,397   $         6.05
                                                         Class B shares    47,798,821   $         5.89
                                                         Class C shares     3,051,330   $         5.91
                                                         Class I shares    14,037,723   $         6.11
                                                         Class Y shares       127,109   $         6.08
-------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                       $   25,963,850
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Fundamental Value Fund

YEAR ENDED MAY 31, 2006
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                               $   18,363,875
Interest                                                                                       836,608
Fee income from securities lending (Note 5)                                                     67,551
   Less foreign taxes withheld                                                                (179,073)
-------------------------------------------------------------------------------------------------------
Total income                                                                                19,088,961
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           7,971,622
Distribution fee
   Class A                                                                                   1,827,800
   Class B                                                                                   2,973,732
   Class C                                                                                     185,363
Transfer agency fee                                                                          1,779,432
Incremental transfer agency fee
   Class A                                                                                     124,945
   Class B                                                                                      96,982
   Class C                                                                                       6,159
Service fee -- Class Y                                                                             706
Administrative services fees and expenses                                                      658,982
Compensation of board members                                                                   12,678
Custodian fees                                                                                 107,080
Printing and postage                                                                           290,910
Registration fees                                                                               83,441
Audit fees                                                                                      22,500
Other                                                                                           28,572
-------------------------------------------------------------------------------------------------------
Total expenses                                                                              16,170,904
   Earnings credits on cash balances (Note 2)                                                  (43,319)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                          16,127,585
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                              2,961,376
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                           25,854,757
   Foreign currency transactions                                                               (69,393)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     25,785,364
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                       86,711,178
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      112,496,542
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         $  115,457,918
=======================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Fundamental Value Fund

YEAR ENDED MAY 31,                                                          2006             2005
-------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                        $    2,961,376   $    2,629,888
Net realized gain (loss) on investments                                    25,785,364       (1,704,066)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      86,711,178       58,440,166
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           115,457,918       59,365,988
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (2,587,961)      (2,021,349)
      Class I                                                                (359,311)        (251,443)
      Class Y                                                                  (3,294)          (1,910)
-------------------------------------------------------------------------------------------------------
Total distributions                                                        (2,950,566)      (2,274,702)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                195,638,314      349,004,258
   Class B shares                                                          59,894,423      134,939,580
   Class C shares                                                           4,222,741        6,923,551
   Class I shares                                                          41,798,178       47,970,825
   Class Y shares                                                             238,361          415,600
Reinvestment of distributions at net asset value
   Class A shares                                                           2,529,295        1,971,528
   Class I shares                                                             359,276          251,410
   Class Y shares                                                               3,240            1,850
Payments for redemptions
   Class A shares                                                        (173,307,197)     (78,793,508)
   Class B shares (Note 2)                                               (102,536,266)     (53,475,126)
   Class C shares (Note 2)                                                 (5,167,217)      (3,101,164)
   Class I shares                                                            (318,508)     (20,756,079)
   Class Y shares                                                             (52,318)          (6,325)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          23,302,322      385,346,400
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   135,809,674      442,437,686
Net assets at beginning of year                                           991,032,617      548,594,931
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $1,126,842,291   $  991,032,617
=======================================================================================================
Undistributed net investment income                                    $    1,012,136   $    1,002,906
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 7.61% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
14 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 15
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FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2006, foreign currency holdings were entirely comprised of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


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16 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
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Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,580 and accumulated net realized gain has been increased by $1,580.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                       2006            2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income ............................... $2,587,961      $2,021,349
      Long-term capital gain ........................         --              --

CLASS B
Distributions paid from:
      Ordinary income ...............................         --              --
      Long-term capital gain ........................         --              --

CLASS C
Distributions paid from:
      Ordinary income ...............................         --              --
      Long-term capital gain ........................         --              --

CLASS I
Distributions paid from:
      Ordinary income ...............................    359,311         251,443
      Long-term capital gain ........................         --              --

CLASS Y
Distributions paid from:
      Ordinary income ...............................      3,294           1,910
      Long-term capital gain ........................         --              --

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..................................... $  1,012,136
Accumulated long-term gain (loss) ................................. $ 14,951,697
Unrealized appreciation (depreciation) ............................ $217,054,274

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $56,343 for the year ended May 31, 2006.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


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18 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
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Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,495,951 for Class A, $417,114 for Class B and $2,352 for Class C for the year ended May 31, 2006.

Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.18% for Class A, 1.95% for Class B, 1.95% for Class C, 0.83% for Class I and 1.01% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $43,319 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $270,628,950 and $211,917,280, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED MAY 31, 2006
                                           CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
--------------------------------------------------------------------------------------------------------
Sold                                      33,874,810    10,636,594     745,838    7,044,001     41,307
Issued for reinvested distributions          422,253            --          --       59,581        539
Redeemed                                 (29,530,315)  (18,064,841)   (898,797)     (53,128)    (8,629)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                    4,766,748    (7,428,247)   (152,959)   7,050,454     33,217
--------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED MAY 31, 2005
                                           CLASS A       CLASS B      CLASS C      CLASS I     CLASS Y
--------------------------------------------------------------------------------------------------------
Sold                                      66,295,146    26,139,977   1,332,822    9,089,465     79,438
Issued for reinvested distributions          367,138            --          --       46,557        343
Redeemed                                 (14,875,649)  (10,508,586)   (595,615)  (3,799,765)    (1,184)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                   51,786,635    15,631,391     737,207    5,336,257     78,597
--------------------------------------------------------------------------------------------------------


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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 19
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5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $25,963,850 were on loan to brokers. For collateral, the Fund received $26,725,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $67,551 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


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20 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
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As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 21
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8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.45    $ 5.04   $ 4.15      $ 4.45       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .02       .01      .01         .02           --
Net gains (losses) (both realized and unrealized)                      .60       .42      .89        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .62       .43      .90        (.30)        (.32)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.02)     (.02)    (.01)         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.05    $ 5.45   $ 5.04      $ 4.15       $ 4.45
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  741    $  641   $  332      $  201       $  156
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.26%     1.30%    1.34%(d)    1.35%(d)     1.33%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .46%      .58%     .42%        .52%         .14%(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.38%     8.57%   21.57%      (6.71%)      (6.67%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.45% and 1.55% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


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22 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
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CLASS B
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.32    $ 4.94   $ 4.09      $ 4.43       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.02)     (.02)    (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .59       .40      .86        (.33)        (.33)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .57       .38      .85        (.34)        (.34)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.89    $ 5.32   $ 4.94      $ 4.09       $ 4.43
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $  281    $  294   $  196      $  135       $  106
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.03%     2.06%    2.10%(d)    2.11%(d)     2.10%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.30%)    (.20%)   (.34%)      (.24%)       (.63%)(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.71%     7.69%   20.78%      (7.67%)      (7.13%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.11%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 23
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CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.34    $ 4.96   $ 4.11      $ 4.44       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)     (.02)    (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .58       .40      .86        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .57       .38      .85        (.33)        (.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 5.91    $ 5.34   $ 4.96      $ 4.11       $ 4.44
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   18    $   17   $   12      $    8       $    5
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.03%     2.07%    2.10%(d)    2.11%(d)     2.11%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.31%)    (.20%)   (.34%)      (.24%)       (.64%)(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      10.67%     7.66%   20.68%      (7.43%)      (6.92%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.12%, 2.21% and 2.31% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


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24 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
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CLASS I
-----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005    2004(b)
Net asset value, beginning of period                                $ 5.49    $ 5.07   $ 5.20
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04       .02      .03
Net gains (losses) (both realized and unrealized)                      .62       .44     (.16)
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       .66       .46     (.13)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.04)     (.04)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.11    $ 5.49   $ 5.07
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $   86    $   38   $    8
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .83%      .85%     .92%(d),(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .91%     1.10%     .92%(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%
-----------------------------------------------------------------------------------------------------
Total return(f)                                                      11.96%     8.99%   (2.50%)(g)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.01% for the period ended May 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


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RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 25
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CLASS Y
------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006      2005     2004        2003         2002(b)
Net asset value, beginning of period                                $ 5.47    $ 5.06   $ 4.16      $ 4.46       $ 4.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .03       .02      .01         .02          .01
Net gains (losses) (both realized and unrealized)                      .61       .42      .90        (.32)        (.32)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .64       .44      .91        (.30)        (.31)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.03)     (.03)    (.01)         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.08    $ 5.47   $ 5.06      $ 4.16       $ 4.46
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $    1    $    1   $   --      $   --       $   --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.09%     1.13%    1.17%(d)    1.16%(d)     1.11%(d),(e)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .64%      .79%     .58%        .71%         .38%(e)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               20%        2%       5%         41%          22%
------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      11.65%     8.70%   21.82%      (6.67%)      (6.45%)(g)
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.27% and 1.37% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
26 - RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT

                                               REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Fundamental Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Fundamental Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE FUNDAMENTAL VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Select Value Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
AEROSPACE & DEFENSE (5.1%)
Curtiss-Wright                                     130,000        $   4,394,000
Empresa Brasileira de Aeronautica ADR               28,000(c)           936,600
Fairchild Cl A                                     255,000(b)           535,500
GenCorp                                            120,000(b,e)       2,176,800
Honeywell Intl                                     263,000           10,830,340
Kaman                                               16,000              297,600
Precision Castparts                                 98,002            5,647,855
Rolls-Royce Group                                  600,000(b,c)       4,636,942
Rolls-Royce Group Series B                      32,280,000(c)            62,178
Sequa Cl A                                           8,000(b)           646,000
Sequa Cl B                                          25,000(b)         2,028,750
                                                                  --------------
Total                                                                32,192,565
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Park-Ohio Holdings                                  29,000(b)           507,210
--------------------------------------------------------------------------------

AUTO COMPONENTS (1.0%)
Autoliv                                              2,000(c)           111,200
BorgWarner                                          40,000            2,631,200
Johnson Controls                                    15,000            1,277,550
Midas                                               65,000(b)         1,350,050
Modine Mfg                                          40,000              940,000
Proliance Intl                                      25,000(b)           116,250
                                                                  --------------
Total                                                                 6,426,250
--------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Coachmen Inds                                       25,000              276,250
DaimlerChrysler                                     25,000(c,e)       1,315,250
                                                                  --------------
Total                                                                 1,591,500
--------------------------------------------------------------------------------

BEVERAGES (3.8%)
Anheuser-Busch Companies                            22,000            1,004,080
Brown-Forman Cl A                                   50,000            3,847,500
Coca-Cola                                          110,000            4,843,300
Diageo ADR                                          85,000(c)         5,626,150
Fomento Economico Mexicano ADR                      57,000(c)         4,890,030
PepsiAmericas                                       80,000            1,786,400
PepsiCo                                             13,000              785,980
Pernod-Ricard ADR                                   30,002(c)         1,463,663
                                                                  --------------
Total                                                                24,247,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
CAPITAL MARKETS (1.9%)
Bear Stearns Companies                               6,000        $     802,500
Deutsche Bank                                       40,000(c,e)       4,586,400
Mellon Financial                                    22,000              795,960
Merrill Lynch & Co                                  40,000            2,896,400
Northern Trust                                      12,000              671,040
State Street                                         6,000              372,600
T Rowe Price Group                                  27,000            2,135,700
                                                                  --------------
Total                                                                12,260,600
--------------------------------------------------------------------------------

CHEMICALS (2.2%)
Albemarle                                           16,000              768,000
Chemtura                                            70,000              688,100
Ecolab                                              34,000            1,316,140
Ferro                                              115,000            2,024,000
Givaudan                                               250(c)           202,586
Hercules                                           170,000(b)         2,629,900
MacDermid                                           30,000              933,600
Omnova Solutions                                    50,000(b)           304,000
Sensient Technologies                              250,000            5,045,000
Tronox Cl B                                          3,226               41,712
                                                                  --------------
Total                                                                13,953,038
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
BB&T                                                 5,000              207,850
Compass Bancshares                                  10,000              556,500
M&T Bank                                            14,000            1,611,400
PNC Financial Services Group                        25,000            1,722,750
Wilmington Trust                                    25,000            1,067,750
                                                                  --------------
Total                                                                 5,166,250
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.4%)
Allied Waste Inds                                  200,000(b)         2,386,000
H&R Block                                           50,000            1,137,500
Nashua                                              41,000(b)           307,910
Republic Services                                  130,000            5,304,000
Rollins                                             50,000              985,000
Waste Management                                   140,000            5,126,800
                                                                  --------------
Total                                                                15,247,210
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
COMMUNICATIONS EQUIPMENT (0.9%)
CBS Cl A                                            95,000        $   2,460,500
Corning                                             50,000(b)         1,212,500
Motorola                                           100,000            2,109,000
Sycamore Networks                                   40,000(b)           176,800
                                                                  --------------
Total                                                                 5,958,800
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Greif Cl A                                          67,000            4,247,800
Sealed Air                                          10,000              515,700
                                                                  --------------
Total                                                                 4,763,500
--------------------------------------------------------------------------------

DISTRIBUTORS (1.2%)
Genuine Parts                                      180,000            7,750,800
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
BT Group ADR                                        14,000(c)           621,040
Cincinnati Bell                                    380,000(b)         1,478,200
Commonwealth Telephone Enterprises                  92,000            3,040,600
Embarq                                              20,009(b)           833,765
Qwest Communications Intl                          200,000(b)         1,402,000
Sprint Nextel                                      400,175            8,487,711
                                                                  --------------
Total                                                                15,863,316
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (5.5%)
Allegheny Energy                                   200,000(b)         7,292,000
CH Energy Group                                     22,000            1,013,100
DPL                                                125,000            3,350,000
Duquesne Light Holdings                            160,000            2,596,800
Edison Intl                                         72,000            2,825,280
El Paso Electric                                   200,000(b)         3,856,000
FPL Group                                           45,000            1,792,350
Great Plains Energy                                 25,000              696,750
Northeast Utilities                                105,000            2,124,150
NSTAR                                              160,000            4,425,600
PG&E                                                20,000              793,600
TECO Energy                                         35,000              525,700
TXU                                                  1,000               57,300
Westar Energy                                       78,000            1,662,180
Xcel Energy                                         90,000            1,689,300
                                                                  --------------
Total                                                                34,700,110
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.9%)
Acuity Brands                                        4,000              159,600
AMETEK                                              14,000              638,820
Cooper Inds Cl A                                   104,000            9,262,240
SL Inds                                              8,000(b)           124,880
Thomas & Betts                                     147,000(b)         8,452,500
                                                                  --------------
Total                                                                18,638,040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
CTS                                                215,000        $   2,919,700
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Transocean                                          20,000(b)         1,627,400
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Costco Wholesale                                    20,000            1,058,600
Safeway                                             50,000            1,179,000
Topps                                              130,000            1,062,100
                                                                  --------------
Total                                                                 3,299,700
--------------------------------------------------------------------------------

FOOD PRODUCTS (7.3%)
Archer-Daniels-Midland                             155,000            6,443,350
Cadbury Schweppes ADR                              100,000(c)         3,854,000
Campbell Soup                                      110,000            3,870,900
Corn Products Intl                                  90,000            2,401,200
Del Monte Foods                                    230,000            2,723,200
Flowers Foods                                       60,000            1,744,200
General Mills                                      220,000           11,415,800
Groupe Danone ADR                                  110,000(c)         2,796,200
Hershey                                             17,000              967,470
HJ Heinz                                            90,000            3,811,500
JM Smucker                                          10,000              414,600
Ralcorp Holdings                                     7,000(b)           292,670
Tootsie Roll Inds                                   15,734              477,212
WM Wrigley Jr                                       90,000            4,114,800
Wm Wrigley Jr Cl B                                  22,500            1,028,250
                                                                  --------------
Total                                                                46,355,352
--------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
ONEOK                                               45,000            1,511,550
Southwest Gas                                       45,000            1,309,950
                                                                  --------------
Total                                                                 2,821,500
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
BIOLASE Technology                                  15,000(e)           111,600
Bio-Rad Laboratories Cl A                            5,000(b)           332,100
DENTSPLY Intl                                       15,000              897,000
Matthews Intl Cl A                                  20,000              695,200
Orthofix Intl                                       21,000(b,c)         798,000
Thermo Electron                                     27,000(b)           991,980
Young Innovations                                    9,000              292,050
Zimmer Holdings                                      5,000(b)           302,750
                                                                  --------------
Total                                                                 4,420,680
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (0.8%)
Chemed                                              30,000        $   1,615,500
Henry Schein                                        60,000(b)         2,765,400
Owens & Minor                                       10,000              297,000
Patterson Companies                                 12,000(b)           411,000
                                                                  --------------
Total                                                                 5,088,900
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
Canterbury Park Holding                             55,000              756,250
Churchill Downs                                     33,000            1,370,820
Dover Downs Gaming & Entertainment                  23,000              584,200
Dover Motorsports                                   70,000              424,200
Gaylord Entertainment                               60,000(b)         2,629,200
GTECH Holdings                                      10,000              345,500
Hilton Hotels                                       70,000            1,922,200
Intl Game Technology                                15,000              558,450
Kerzner Intl                                         8,000(b,c)         634,320
Ladbrokes                                          160,000(c)         1,189,383
Las Vegas Sands                                     13,000(b)           917,930
Magna Entertainment Cl A                            60,000(b,c)         345,000
MGM Mirage                                          96,000(b)         3,980,160
Pinnacle Entertainment                              17,000(b)           526,150
Rank Group                                         250,000(c)           967,776
Six Flags                                           25,000(b)           210,000
Steak n Shake                                        7,000(b)           114,660
                                                                  --------------
Total                                                                17,476,199
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
Cavalier Homes                                      45,000(b)           281,250
Cavco Inds                                          25,000(b)         1,185,750
Champion Enterprises                               190,000(b)         2,261,000
Fleetwood Enterprises                              115,000(b)         1,081,000
Fortune Brands                                      10,000              740,000
Nobility Homes                                       9,000              249,750
Palm Harbor Homes                                   23,000(b)           444,360
Skyline                                             45,000            1,664,100
                                                                  --------------
Total                                                                 7,907,210
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.8%)
Church & Dwight                                    118,000            4,265,700
Clorox                                              35,000            2,211,650
Colgate-Palmolive                                   15,000              905,100
Energizer Holdings                                  65,000(b)         3,396,900
Procter & Gamble                                   130,000            7,052,500
                                                                  --------------
Total                                                                17,831,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
INDUSTRIAL CONGLOMERATES (0.3%)
Tredegar                                            35,000        $     495,950
Tyco Intl                                           60,000(c)         1,626,600
                                                                  --------------
Total                                                                 2,122,550
--------------------------------------------------------------------------------

INSURANCE (0.9%)
Alleghany                                           10,000(b)         2,823,000
American Intl Group                                  2,000              121,600
Argonaut Group                                      11,000(b)           338,360
Fidelity Natl Financial                             18,000              746,820
Fidelity Natl Title Group Cl A                       3,150               68,796
Phoenix Companies                                   50,000              709,000
Unitrin                                             25,000            1,120,250
                                                                  --------------
Total                                                                 5,927,826
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp                                 20,000(b)           516,600
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
Yahoo!                                              50,000(b)         1,579,500
--------------------------------------------------------------------------------

MACHINERY (6.0%)
ACCO Brands                                          9,850(b)           224,186
Clarcor                                             73,000            2,295,850
CNH Global                                         125,000(c)         3,097,500
Crane                                              100,000            4,018,000
Deere & Co                                          82,000            7,019,200
Donaldson                                           22,000              730,620
Flowserve                                           53,000(b)         2,818,540
ITT Inds                                           182,000            9,491,300
Navistar Intl                                       80,000(b)         2,126,400
Oshkosh Truck                                       32,000            1,691,200
PACCAR                                               6,000              461,100
Watts Water Technologies Cl A                      115,000            3,942,200
                                                                  --------------
Total                                                                37,916,096
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
MEDIA (20.3%)
Beasley Broadcast Group Cl A                        82,000        $     596,140
Belo Cl A                                           30,000              518,400
Cablevision Systems Cl A                           650,000           12,779,000
Cox Radio Cl A                                      20,000(b)           281,400
DIRECTV Group                                       90,000(b)         1,580,400
Discovery Holding Cl A                             170,000(b)         2,357,900
Dow Jones & Co                                      17,000              587,860
EchoStar Communications Cl A                        90,000(b)         2,693,700
EW Scripps Cl A                                    104,000            4,813,120
Fisher Communications                               57,000(b)         2,494,890
Gemstar-TV Guide Intl                              740,000(b)         2,597,400
Gray Television                                    136,000              900,320
Grupo Televisa ADR                                 170,000(c)         3,126,300
Journal Communications Cl A                         43,000              495,360
Journal Register                                    38,000              380,000
Knight Ridder                                       48,000            2,976,480
Lee Enterprises                                     30,000              857,700
Liberty Global Cl A                                120,000(b)         2,751,600
Liberty Global Series C                             60,000(b)         1,329,600
Liberty Media Holding - Capital                     50,000(b,g)       3,978,500
Liberty Media Holding - Interactive Cl A           250,000(b,g)       4,490,000
LIN TV Cl A                                         95,000(b)           836,000
McClatchy Cl A                                      17,000(e)           764,830
McGraw-Hill Companies                               50,000            2,580,000
Media General Cl A                                  85,000            3,198,550
New York Times Cl A                                 20,000              483,200
News Corp Cl A                                   1,020,000           19,451,401
PRIMEDIA                                           205,000(b)           375,150
Reader's Digest Assn                                90,000            1,280,700
Rogers Communications Cl B                          75,000(c)         3,129,750
Salem Communications Cl A                           24,000(b)           347,280
Sinclair Broadcast Group Cl A                      270,000            2,297,700
Thomas Nelson                                       35,000            1,041,250
Time Warner                                        730,000           12,563,300
Tribune                                            271,000            8,086,640
Viacom Cl A                                        100,000(b)         3,769,000
Vivendi Universal ADR                              170,000(c)         6,104,700
Walt Disney                                        350,000           10,675,000
                                                                  --------------
Total                                                               129,570,521
--------------------------------------------------------------------------------

METALS & MINING (1.0%)
Barrick Gold                                        32,000(c)           979,520
Newmont Mining                                     100,000            5,215,000
                                                                  --------------
Total                                                                 6,194,520
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                            SHARES               VALUE(a)
MULTI-UTILITIES (1.0%)
Aquila                                             400,000(b)     $   1,724,000
CMS Energy                                          85,000(b)         1,091,400
Energy East                                        160,000            3,814,400
                                                                  --------------
Total                                                                 6,629,800
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.1%)
BlackRock Ventures                                  11,000(b,c)         238,440
BP ADR                                              25,000(c)         1,767,500
Cabot Oil & Gas                                     44,100            1,934,667
Chevron                                            100,000            5,979,000
ConocoPhillips                                     167,000           10,569,430
Devon Energy                                        80,000            4,588,800
El Paso                                            238,500            3,713,445
Exxon Mobil                                        150,000            9,136,500
Kerr-McGee                                          16,000            1,709,600
Kinder Morgan                                        6,000              602,880
Royal Dutch Shell ADR                               75,000(c)         4,973,250
                                                                  --------------
Total                                                                45,213,512
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Schiff Nutrition Intl                              110,000(b)           746,900
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.6%)
Abbott Laboratories                                 16,000              683,200
Allergan                                            14,047            1,331,937
Bristol-Myers Squibb                               105,000            2,577,750
Eli Lilly & Co                                      86,000            4,441,040
Merck & Co                                          40,000            1,331,600
Pfizer                                             230,000            5,441,800
Wyeth                                               20,000              914,800
                                                                  --------------
Total                                                                16,722,127
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (--%)
Host Hotels & Resorts                                9,183              184,303
Starwood Hotels & Resorts Worldwide                 15,000              916,500
                                                                  --------------
Total                                                                 1,100,803
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
St. Joe                                              3,000              141,060
--------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                    10,000              527,600
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                              SHARES              VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Cypress Semiconductor                               40,000(b)     $     607,200
Entegris                                            27,000(b)           261,360
Texas Instruments                                  170,000            5,309,100
                                                                  --------------
Total                                                                 6,177,660
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Aaron Rents Cl A                                     4,500              110,250
AutoNation                                         100,000(b)         2,169,000
CSK Auto                                           168,000(b)         2,135,280
Home Depot                                           2,000               76,240
                                                                  --------------
Total                                                                 4,490,770
--------------------------------------------------------------------------------

TOBACCO (0.9%)
Gallaher Group ADR                                  15,000(c)           933,750
Swedish Match                                      300,000(c)         4,734,564
                                                                  --------------
Total                                                                 5,668,314
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
GATX                                                60,000            2,604,600
--------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
Middlesex Water                                     27,000              489,240
SJW                                                 57,000            1,289,340
                                                                  --------------
Total                                                                 1,778,580
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.5%)
ALLTEL                                               5,000              309,250
Nextel Partners Cl A                               300,000(b)         8,520,000
Telephone & Data Systems                            80,000            3,118,400
Telephone & Data Systems Special Shares             60,000            2,295,000
US Cellular                                        133,000(b)         7,980,000
                                                                  --------------
Total                                                                22,222,650
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $445,451,450)                                              $ 606,866,772
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.1%)(f)
--------------------------------------------------------------------------------
ISSUER                         EFFECTIVE           AMOUNT            VALUE(a)
                                 YIELD           PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
   06-01-06                      5.09%         $ 4,300,000(d)     $   4,299,392
CC (USA)/Centari
   07-07-06                      5.12            2,000,000            1,989,533
Citibank
   08-28-06                      5.14            4,000,000            4,000,295
Fairway Finance
   06-07-06                      5.00            5,000,000(d)         4,995,139
Jupiter Securitization
   06-13-06                      5.02            5,000,000(d)         4,990,954
Nieuw Amsterdam
   06-07-06                      5.02            3,735,000(d)         3,731,354
Old Line Funding
   06-05-06                      5.00            5,000,000(d)         4,996,528
Park Granada LLC
   06-01-06                      5.07            5,000,000(d)         4,999,297
   07-05-06                      4.95            2,000,000(d)         1,990,418
Thames Asset Global
   Securitization #1
   06-07-06                      5.01            5,000,000(d)         4,995,129
Variable Funding Capital
   06-12-06                      5.01            4,000,000(d)         3,993,333
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $44,987,200)                                               $  44,981,372
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $490,438,650)(h)                                           $ 651,848,144
================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 10.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $38,991,544 or 6.1% of net assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 6 to the financial statements. 5.7% of net assets is the Fund's cash equivalent position.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $494,660,399 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                      $177,672,377
      Unrealized depreciation                       (20,484,632)
      ----------------------------------------------------------
      Net unrealized appreciation                  $157,187,745
      ----------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Select Value Fund

MAY 31, 2006

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $490,438,650)                                                  $  651,848,144
Cash in bank on demand deposit                                                             20,469
Foreign currency holdings (identified cost
   $12,626) (Note 1)                                                                       12,492
Capital shares receivable                                                                  23,005
Dividends and accrued interest receivable                                                 882,191
Receivable for investment securities sold                                               1,009,319
--------------------------------------------------------------------------------------------------
Total assets                                                                          653,795,620
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Capital shares payable                                                                    181,964
Payable for investment securities purchased                                             8,151,054
Unrealized depreciation on foreign currency contracts held, at
   value (Note 5)                                                                             354
Payable upon return of securities loaned (Note 6)                                       8,681,000
Accrued investment management services fee                                                 13,412
Accrued distribution fee                                                                  152,548
Accrued transfer agency fee                                                                   289
Accrued administrative services fee                                                         1,021
Other accrued expenses                                                                    132,694
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      17,314,336
--------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                 $  636,481,284
==================================================================================================

--------------------------------------------------------------------------------------------------
REPRESENTED BY
--------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                           $      881,730
Additional paid-in capital                                                            456,284,156
Undistributed net investment income                                                     7,183,354
Accumulated net realized gain (loss) (Note 9)                                          10,722,762
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies (Note 5)               161,409,282
--------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock           $  636,481,284
==================================================================================================
Net assets applicable to outstanding shares:   Class A                             $  462,618,574
                                               Class B                             $  151,084,709
                                               Class C                             $    9,685,589
                                               Class I                             $   13,011,082
                                               Class Y                             $       81,330
Net asset value per share of outstanding
   capital stock:                              Class A shares         63,621,494   $         7.27
                                               Class B shares         21,400,655   $         7.06
                                               Class C shares          1,371,804   $         7.06
                                               Class I shares          1,767,912   $         7.36
                                               Class Y shares             11,117   $         7.32
--------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                  $    8,480,300
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Select Value Fund

YEAR ENDED MAY 31, 2006
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income:
Dividends                                                                          $    17,438,146
Interest                                                                                   491,257
Fee income from securities lending (Note 6)                                                 52,552
   Less foreign taxes withheld                                                            (105,895)
---------------------------------------------------------------------------------------------------
Total income                                                                            17,876,060
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       5,211,061
Distribution fee
   Class A                                                                               1,285,850
   Class B                                                                               1,804,688
   Class C                                                                                 111,631
Transfer agency fee                                                                      1,358,968
Incremental transfer agency fee
   Class A                                                                                  98,839
   Class B                                                                                  66,257
   Class C                                                                                   3,974
Service fee -- Class Y                                                                          93
Administrative services fees and expenses                                                  443,873
Compensation of board members                                                               11,678
Custodian fees                                                                              70,793
Printing and postage                                                                       185,211
Registration fees                                                                           53,655
Audit fees                                                                                  22,000
Other                                                                                       22,512
---------------------------------------------------------------------------------------------------
Total expenses                                                                          10,751,083
   Earnings credits on cash balances (Note 2)                                              (35,055)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                      10,716,028
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          7,160,032
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       58,498,488
   Foreign currency transactions                                                            27,305
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 58,525,793
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                           7,188,103
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   65,713,896
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $    72,873,928
===================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Select Value Fund

YEAR ENDED MAY 31,                                                             2006             2005
---------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           $   7,160,032    $     950,838
Net realized gain (loss) on investments                                      58,525,793       12,376,770
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies             7,188,103       56,281,462
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              72,873,928       69,609,070
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                  (529,693)        (266,155)
      Class I                                                                   (51,359)         (24,197)
      Class Y                                                                      (184)             (54)
   Net realized gain
      Class A                                                                (6,806,512)      (7,660,989)
      Class B                                                                (2,414,412)      (3,625,894)
      Class C                                                                  (151,973)        (218,709)
      Class I                                                                  (260,751)        (237,243)
      Class Y                                                                    (1,333)          (1,417)
---------------------------------------------------------------------------------------------------------
Total distributions                                                         (10,216,217)     (12,034,658)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------
Proceeds from sales
      Class A shares (Note 2)                                                60,014,047      124,796,537
      Class B shares                                                         16,495,618       46,615,268
      Class C shares                                                          1,486,765        2,552,513
      Class I shares                                                          6,962,213       18,507,892
      Class Y shares                                                             31,999            8,825
Fund Merger (Note 8)
      Class A shares                                                                 --      125,319,243
      Class B shares                                                                 --       15,378,619
      Class C shares                                                                 --           69,498
      Class I shares                                                                 --               --
      Class Y shares                                                                 --            2,180
Reinvestment of distributions at net asset value
      Class A shares                                                          7,200,569        7,833,011
      Class B shares                                                          2,375,087        3,585,007
      Class C shares                                                            147,488          214,147
      Class I shares                                                            312,026          261,274
      Class Y shares                                                              1,272            1,200
Payments for redemptions
      Class A shares                                                       (175,458,065)     (97,118,862)
      Class B shares (Note 2)                                               (85,499,800)     (48,962,547)
      Class C shares (Note 2)                                                (4,718,293)      (2,312,130)
      Class I shares                                                         (9,303,823)     (12,686,046)
      Class Y shares                                                            (26,759)         (21,951)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (179,979,656)     184,043,678
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (117,321,945)     241,618,090
Net assets at beginning of year                                             753,803,229      512,185,139
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                                 $ 636,481,284    $ 753,803,229
=========================================================================================================
Undistributed net investment income                                       $   7,183,354    $     581,104
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 2.04% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
20 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At May 31, 2006, foreign currency holdings were entirely comprised of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $23,454 and accumulated net realized gain has been decreased by $23,454.

The tax character of distributions paid for the periods indicated is as follows:

YEAR ENDED MAY 31,                                       2006          2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ................................   $  529,693   $  1,684,096
   Long-term capital gain .........................    6,806,512      6,243,048

CLASS B
Distributions paid from:
   Ordinary income ................................           --        757,570
   Long-term capital gain .........................    2,414,412      2,868,324

CLASS C
Distributions paid from:
   Ordinary income ................................           --         45,862
   Long-term capital gain .........................      151,973        172,847

CLASS I
Distributions paid from:
   Ordinary income ................................       51,359         61,540
   Long-term capital gain .........................      260,751        199,900

CLASS Y
Distributions paid from:
   Ordinary income ................................          184            353
   Long-term capital gain .........................        1,333          1,118

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .....................                $  7,183,354
Accumulated long-term gain (loss) .................                $ 32,556,482
Unrealized appreciation (depreciation) ............                $139,575,562

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On June 24, 2004, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Select Value Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
22 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.78% to 0.65% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $358,864 for the year ended May 31, 2006.

The Investment Manager has a Subadvisory Agreement with GAMCO Asset Management Inc., which does business under the name Gabelli Asset Management Company.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $680,454 for Class A, $264,465 for Class B and $920 for Class C for the year ended May 31, 2006.

Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustments, will not exceed 1.27% for Class A, 2.04% for Class B, 2.04% for Class C, 0.92% for Class I and 1.10% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $35,055 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $47,236,671 and $252,829,141, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $14,216 for the year ended May 31, 2006.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                     YEAR ENDED MAY 31, 2006
                                                  CLASS A        CLASS B       CLASS C      CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                              8,666,493      2,447,173     220,780       997,688      4,623
Issued for reinvested distributions               1,065,172        360,408      22,381        45,685        187
Redeemed                                        (25,144,894)   (12,587,732)   (695,729)   (1,354,808)    (3,621)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                         (15,413,229)    (9,780,151)   (452,568)     (311,435)     1,189
----------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED MAY 31, 2005
                                                  CLASS A        CLASS B      CLASS C      CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------------------
Sold                                             19,869,943      7,503,894     411,826     2,943,689      1,333
Fund merger                                      20,446,384      2,546,185      11,514            --        354
Issued for reinvested distributions               1,236,257        579,169      34,602        40,658        190
Redeemed                                        (15,196,659)    (7,992,356)   (367,779)   (1,940,095)    (3,331)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          26,355,925      2,636,892      90,163     1,044,252     (1,454)
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                               CURRENCY TO        CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE                 BE DELIVERED        BE RECEIVED    APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------
June 2, 2006                       223,570            245,815        $--             $346
                               U.S. Dollar    Canadian Dollar

June 5, 2006                        15,182             16,709         --                8
                               U.S. Dollar    Canadian Dollar
---------------------------------------------------------------------------------------------
Total                                                                $--             $354
---------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $8,480,300 were on loan to brokers. For collateral, the Fund received $8,681,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $52,552 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

8. FUND MERGER

At the close of business on June 25, 2004, RiverSource Select Value Fund acquired the assets and assumed the identified liabilities of AXP Progressive Fund. The reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource Select Value Fund immediately before the acquisition were $528,993,724 and the combined net assets immediately after the acquisition were $669,763,264.

The merger was accomplished by a tax-free exchange of 20,805,224 shares of AXP Progressive Fund valued at $140,769,540.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

In exchange for the AXP Progressive Fund shares and net assets, RiverSource Select Value Fund issued the following number of shares:

                                                                       SHARES
--------------------------------------------------------------------------------
Class A                                                              20,446,384
Class B                                                               2,546,185
Class C                                                                  11,514
Class Y                                                                     354

AXP Progressive Fund's net assets at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income.

                                                                       ACCUMULATED     UNDISTRIBUTED
                              TOTAL        CAPITAL       UNREALIZED    NET REALIZED    NET INVESTMENT
                           NET ASSETS       STOCK       APPRECIATION       LOSS            INCOME
-----------------------------------------------------------------------------------------------------
AXP Progressive Fund      $140,769,540   $164,701,388   $ 20,528,831   $(44,468,052)       $7,373

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over remaining of $17,611,971 acquired in connection with the AXP Progressive Fund merger (Note 8), that if not offset by future capital gains realized after May 31, 2006 will expire as follows:

                              2011           2012
--------------------------------------------------------------------------------
                          $15,103,541     $2,508,430
--------------------------------------------------------------------------------

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
26 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.65       $ 6.13      $ 5.11      $ 5.01       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .08          .02          --         .01           --
Net gains (losses) (both realized and unrealized)                     .64          .63        1.03         .10         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .72          .65        1.03         .11         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.01)        (.01)         --        (.01)          --
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.10)        (.13)       (.01)       (.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.27       $ 6.65      $ 6.13      $ 5.11       $ 5.01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  463       $  525      $  323      $  156       $   40
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.30%        1.33%       1.38%       1.44%(d)     1.48%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.21%         .35%        .06%        .42%         .22%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     10.92%       10.66%      20.17%       2.12%       (2.34%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
28 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
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CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.50       $ 6.04      $ 5.07      $ 5.00       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .07         (.02)       (.03)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .58          .60        1.01         .08         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .65          .58         .98         .07         (.13)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.06       $ 6.50      $ 6.04      $ 5.07       $ 5.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  151       $  203      $  172      $   94       $   25
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.06%        2.09%       2.15%       2.20%(d)     2.26%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .37%        (.43%)      (.71%)      (.34%)       (.54%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     10.13%        9.76%      19.27%       1.46%       (2.53%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.50       $ 6.04      $ 5.07      $ 5.00       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .07         (.02)       (.03)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .58          .60        1.01         .08         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .65          .58         .98         .07         (.13)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.06       $ 6.50      $ 6.04      $ 5.07       $ 5.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   10       $   12      $   10      $    5       $    2
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.06%        2.09%       2.15%       2.20%(d)     2.26%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .40%        (.43%)      (.71%)      (.34%)       (.49%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     10.13%        9.76%      19.27%       1.46%       (2.53%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
30 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
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CLASS I
---------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004(b)
Net asset value, beginning of period                               $ 6.70       $ 6.16      $ 6.34
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .12          .04         .02
Net gains (losses) (both realized and unrealized)                     .65          .63        (.20)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                      .77          .67        (.18)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.02)        (.01)         --
Distributions from realized gains                                    (.09)        (.12)         --
---------------------------------------------------------------------------------------------------------
Total distributions                                                  (.11)        (.13)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.36       $ 6.70      $ 6.16
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   13       $   14      $    6
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .83%         .86%        .94%(d)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.56%         .80%        .83%(d)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%
---------------------------------------------------------------------------------------------------------
Total return(e)                                                     11.62%       11.02%      (2.84%)(f)
---------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 6.68       $ 6.15      $ 5.12      $ 5.01       $ 5.13
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .10          .03          --         .02           --
Net gains (losses) (both realized and unrealized)                     .64          .63        1.04         .10         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .74          .66        1.04         .12         (.12)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.01)        (.01)         --        (.01)          --
Distributions from realized gains                                    (.09)        (.12)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.10)        (.13)       (.01)       (.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 7.32       $ 6.68      $ 6.15      $ 5.12       $ 5.01
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   --       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.12%        1.15%       1.22%       1.25%(d)     1.17%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.63%         .51%        .21%        .63%         .22%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               7%          12%         15%         31%           7%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.26%       10.81%      20.36%       2.35%       (2.34%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
32 - RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Select Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006, and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Select Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE SELECT VALUE FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Small Cap Equity Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
AEROSPACE & DEFENSE (2.2%)
Armor Holdings                                        3,536(b)    $     201,976
Aviall                                               45,200(b)        2,131,180
Curtiss-Wright                                       34,000           1,149,200
Hexcel                                              122,900(b)        2,529,283
Teledyne Technologies                                46,100(b)        1,578,925
United Industrial                                    19,021             935,072
                                                                  --------------
Total                                                                 8,525,636
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                                   6,809(b)          306,882
Forward Air                                           6,329             236,831
                                                                  --------------
Total                                                                   543,713
--------------------------------------------------------------------------------

AIRLINES (1.3%)
AirTran Holdings                                    206,100(b)        2,535,029
Frontier Airlines Holdings                            7,101(b)           43,955
JetBlue Airways                                     150,600(b)        1,569,252
Mesa Air Group                                        5,925(b)           56,762
Republic Airways Holdings                            23,100(b)          354,585
SkyWest                                              11,925             277,018
                                                                  --------------
Total                                                                 4,836,601
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
ArvinMeritor                                         57,102             957,601
Goodyear Tire & Rubber                               32,207(b,d)        409,673
Shiloh Inds                                           5,123(b)          100,564
Tenneco                                              85,600(b)        2,040,704
                                                                  --------------
Total                                                                 3,508,542
--------------------------------------------------------------------------------

BEVERAGES (--%)
Hansen Natural                                          346(b)           63,965
--------------------------------------------------------------------------------

BIOTECHNOLOGY (3.1%)
Alkermes                                            131,229(b)        2,600,959
Amylin Pharmaceuticals                               52,162(b)        2,370,763
Digene                                               54,242(b)        2,027,566
Exelixis                                            107,438(b)        1,165,702
Human Genome Sciences                               179,800(b)        1,970,608
Incyte                                              188,301(b)          785,215
Kendle Intl                                           3,185(b)          103,258
ViroPharma                                           10,548(b)          102,632
ZymoGenetics                                         38,400(b)          662,400
                                                                  --------------
Total                                                                11,789,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
BUILDING PRODUCTS (1.1%)
Lennox Intl                                          33,052       $     940,990
NCI Building Systems                                  7,500(b)          454,800
Universal Forest Products                             9,482             623,252
USG                                                  23,660(b)        2,178,613
                                                                  --------------
Total                                                                 4,197,655
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Affiliated Managers Group                            14,350(b)        1,294,370
Calamos Asset Management Cl A                         2,414              76,741
Investment Technology Group                          47,500(b)        2,246,750
Investors Financial Services                         28,300           1,237,842
optionsXpress Holdings                               25,000             720,250
SWS Group                                            12,430             288,749
                                                                  --------------
Total                                                                 5,864,702
--------------------------------------------------------------------------------

CHEMICALS (2.9%)
Celanese Series A                                    25,688             506,310
Cytec Inds                                           42,000           2,418,360
Ferro                                                79,800           1,404,480
FMC                                                   4,903             316,587
Hercules                                            175,200(b)        2,710,344
Minerals Technologies                                33,300           1,942,722
Olin                                                 27,370             484,723
Pioneer Companies                                    11,264(b)          312,801
Spartech                                              8,567             196,698
Westlake Chemical                                    24,100             752,402
                                                                  --------------
Total                                                                11,045,427
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BancFirst                                             3,666             164,054
Bank of Hawaii                                       24,101           1,222,644
Center Financial                                      5,567             129,878
City Holding                                          4,538             164,094
City Natl                                            10,407             756,901
Columbia Banking System                                 729              24,494
Commerce Bancshares                                   8,460             437,467
Community Trust Bancorp                                 503              17,117
Cullen/Frost Bankers                                  4,766             270,232
First Citizens BancShares Cl A                        1,018             192,209
First Community Bancorp                              20,300           1,178,618
First Indiana                                         1,573              41,244
First Regional Bancorp                                1,153(b)           98,409

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
COMMERCIAL BANKS (CONT.)
Hanmi Financial                                      17,400       $     333,558
Intervest Bancshares                                  4,022(b)          161,845
Old Second Bancorp                                    2,350              70,782
Pacific Capital Bancorp                                 673              23,138
PrivateBancorp                                       16,900             744,952
Taylor Capital Group                                  1,041              42,816
Whitney Holding                                       1,415              51,138
Wilmington Trust                                      1,975              84,352
                                                                  --------------
Total                                                                 6,209,942
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.8%)
Administaff                                          21,521             827,052
American Reprographics                                  807(b)           27,979
Bowne & Co                                          105,100           1,523,950
CompX Intl                                            2,184              34,070
Consolidated Graphics                                 9,755(b)          496,920
Copart                                               12,400(b)          340,256
Dun & Bradstreet                                        541(b)           39,423
ICT Group                                             1,012(b)           27,101
IKON Office Solutions                               104,200           1,346,264
John H Harland                                       27,509           1,178,210
Kenexa                                               39,310(b)        1,191,093
PICO Holdings                                           840(b)           28,560
Spherion                                             21,493(b)          179,681
Strayer Education                                    19,237           1,917,930
TeleTech Holdings                                    24,100(b)          290,164
Vertrue                                               8,413(b)          327,686
Williams Scotsman Intl                               38,073(b)          989,898
                                                                  --------------
Total                                                                10,766,237
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.9%)
CommScope                                            34,100(b)          996,743
Comtech Telecommunications                           43,000(b)        1,292,580
Foundry Networks                                    223,200(b)        2,870,352
Glenayre Technologies                                85,890(b)          239,633
Polycom                                              63,900(b)        1,379,601
SpectraLink                                          73,600             683,008
                                                                  --------------
Total                                                                 7,461,917
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Ampex Cl A                                            1,193(b)           17,668
Avid Technology                                      41,000(b)        1,614,990
Electronics for Imaging                              54,400(b)        1,274,592
Intergraph                                           13,763(b)          489,275
Komag                                                37,007(b)        1,536,901
LaserCard                                            16,492(b)          272,943
Palm                                                 15,607(b)          257,203
Stratasys                                            63,000(b)        1,906,380
                                                                  --------------
Total                                                                 7,369,952
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
CONSTRUCTION & ENGINEERING (0.9%)
EMCOR Group                                          11,041(b)    $     530,962
McDermott Intl                                       19,608(b)        1,286,481
Washington Group Intl                                28,900           1,557,421
                                                                  --------------
Total                                                                 3,374,864
--------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
Advanta Cl B                                         65,400           2,393,641
AmeriCredit                                          42,711(b)        1,240,327
EZCORP Cl A                                           4,026(b)          130,080
                                                                  --------------
Total                                                                 3,764,048
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Greif Cl A                                            2,136             135,422
Silgan Holdings                                       9,151             342,156
                                                                  --------------
Total                                                                   477,578
--------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Building Material Holding                            39,636           1,130,419
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
NASDAQ Stock Market                                  37,900(b)        1,153,676
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Arbinet-thexchange                                    4,162(b)           23,016
CenturyTel                                           14,130             505,148
General Communication Cl A                          174,200(b)        2,278,536
Premiere Global Services                              9,474(b)           71,055
Talk America Holdings                                 2,404(b)           18,751
Valor Communications Group                            3,139              38,672
                                                                  --------------
Total                                                                 2,935,178
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
Cleco                                                 7,161             159,046
El Paso Electric                                     85,400(b)        1,646,512
Pepco Holdings                                        5,273             121,068
Unisource Energy                                     11,957             362,297
                                                                  --------------
Total                                                                 2,288,923
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
Acuity Brands                                           669              26,693
AO Smith                                             19,688             865,288
AVX                                                  23,457             383,991
Energy Conversion Devices                            17,700(b)          703,575
FuelCell Energy                                     111,200(b)        1,163,152
Genlyte Group                                        21,400(b)        1,493,292
Lamson & Sessions                                    20,311(b)          495,385
                                                                  --------------
Total                                                                 5,131,376
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.2%)
Agilysys                                             40,108       $     661,782
Arrow Electronics                                    41,083(b)        1,335,198
Brightpoint                                          22,627(b)          483,770
CalAmp                                               17,241(b)          168,617
Ingram Micro Cl A                                   123,700(b)        2,135,062
Measurement Specialties                              96,600(b)        2,640,077
Mettler-Toledo Intl                                  11,540(b,c)        747,677
MTS Systems                                          14,919             622,868
Multi-Fineline Electronix                             4,750(b)          158,033
Photon Dynamics                                      76,100(b)        1,213,795
Planar Systems                                       21,472(b)          287,295
Plexus                                               41,033(b)        1,613,828
RadiSys                                              56,900(b)        1,180,675
Sirenza Microdevices                                  2,770(b)           31,633
SMART Modular Technologies                          175,000(b)        1,503,250
Tessco Technologies                                   7,197(b)          139,766
X-Rite                                               91,500           1,068,720
Zygo                                                 13,621(b)          204,860
                                                                  --------------
Total                                                                16,196,906
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.9%)
Bristow Group                                         4,519(b)          162,729
Grey Wolf                                           225,430(b)        1,724,540
Lone Star Technologies                               13,696(b)          664,256
Maverick Tube                                         1,255(b)           60,491
Mitcham Inds                                         14,417(b)          212,507
Parker Drilling                                      28,120(b)          207,526
Pride Intl                                           87,400(b)        2,827,389
SEACOR Holdings                                       4,377(b)          356,726
Seitel                                              124,463(b)          496,607
TETRA Technologies                                   71,650(b)        2,082,866
Unit                                                 35,000(b)        2,097,199
Warrior Energy Service                                6,500(b)          170,430
                                                                  --------------
Total                                                                11,063,266
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Longs Drug Stores                                     2,077              95,625
Spartan Stores                                        8,447             111,922
Wild Oats Markets                                     4,370(b)           69,702
                                                                  --------------
Total                                                                   277,249
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Chiquita Brands Intl                                 21,716             310,756
Del Monte Foods                                     104,113           1,232,698
J & J Snack Foods                                    65,800           2,128,630
M&F Worldwide                                        11,633(b)          183,801
Seaboard                                                540             708,480
                                                                  --------------
Total                                                                 4,564,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
GAS UTILITIES (1.1%)
Energen                                              44,323       $   1,501,663
UGI                                                 115,291           2,681,669
                                                                  --------------
Total                                                                 4,183,332
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Arrow Intl                                           51,500           1,660,360
Candela                                              30,605(b)          527,018
Cantel Medical                                        1,213(b)           16,752
Cutera                                               17,076(b)          281,583
Dade Behring Holdings                                27,114           1,009,997
Haemonetics                                          21,462(b)        1,083,831
Hologic                                               4,001(b)          157,999
ICU Medical                                           5,899(b)          244,632
IDEXX Laboratories                                      703(b)           53,730
Kensey Nash                                          91,049(b)        2,681,393
Kinetic Concepts                                     10,208(b)          397,091
Kyphon                                               56,900(b)        2,258,361
Mentor                                               22,500             908,775
Molecular Devices                                    10,830(b)          311,254
Natus Medical                                         4,229(b)           52,736
Nutraceutical Intl                                   10,384(b)          168,740
STERIS                                                3,392              77,168
SurModics                                             9,740(b)          378,983
Symmetry Medical                                     64,100(b)        1,194,183
TriPath Imaging                                     121,800(b)          870,870
Vital Signs                                           2,052             102,641
West Pharmaceutical Services                            934              31,775
ZOLL Medical                                          3,473(b)          102,870
                                                                  --------------
Total                                                                14,572,742
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (7.3%)
Air Methods                                          10,353(b)          232,425
Alliance Imaging                                     12,384(b)           71,827
Amedisys                                             78,400(b)        2,802,800
Chemed                                               19,800           1,066,230
Emageon                                              64,100(b)          826,890
Genesis HealthCare                                   60,500(b)        2,847,735
HealthTronics                                         6,905(b)           50,959
Henry Schein                                            518(b)           23,875
LCA-Vision                                           59,000           3,206,060
LifePoint Hospitals                                  52,800(b)        1,865,424
Magellan Health Services                             59,399(b)        2,402,690
Manor Care                                           56,400           2,619,216
Matria Healthcare                                    45,004(b)        1,298,815
Odyssey HealthCare                                    2,166(b)           35,327
Option Care                                         126,752           1,428,495
Pediatrix Medical Group                                 760(b)           35,104
PSS World Medical                                   113,865(b)        2,022,242

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Sierra Health Services                               44,991(b)    $   1,853,629
TriZetto Group                                       19,849(b)          283,047
United Surgical Partners Intl                        43,300(b)        1,347,063
WellCare Health Plans                                24,332(b)        1,210,517
                                                                  --------------
Total                                                                27,530,370
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Churchill Downs                                      26,515           1,101,433
Denny's                                             288,000(b)        1,324,799
Domino's Pizza                                       44,919           1,063,682
Luby's                                               19,172(b)          200,156
Main Street Restaurant Group                         12,200(b)           76,128
Marcus                                                7,624             134,259
Monarch Casino & Resort                               1,998(b)           55,065
Multimedia Games                                     43,166(b)          483,891
Papa John's Intl                                     37,412(b)        1,176,982
Sunterra                                             11,846(b)          122,488
Vail Resorts                                          2,474(b)           88,940
                                                                  --------------
Total                                                                 5,827,823
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.1%)
Blount Intl                                           8,876(b)          113,790
Centex                                               27,400           1,306,706
Ethan Allen Interiors                                39,500           1,503,370
NVR                                                   1,884(b)        1,147,356
Ryland Group                                         53,200           2,617,972
Universal Electronics                                73,639(b)        1,310,038
                                                                  --------------
Total                                                                 7,999,232
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Teleflex                                             19,516           1,197,111
--------------------------------------------------------------------------------

INSURANCE (7.0%)
American Financial Group                             12,578             530,288
Aspen Insurance Holdings                             67,600(c)        1,464,892
Conseco                                               5,624(b)          135,482
EMC Insurance Group                                   2,673              85,215
First Acceptance                                     31,100(b)          385,018
First American                                       10,167             426,709
FPIC Insurance Group                                 43,670(b)        1,640,682
HCC Insurance Holdings                              122,950           3,773,336
Hilb Rogal & Hobbs                                   81,600           3,175,056
LandAmerica Financial Group                          24,201           1,619,531
Ohio Casualty                                       108,500           3,240,895
Platinum Underwriters Holdings                       50,800(c)        1,368,552
ProAssurance                                         35,700(b)        1,685,397
Protective Life                                      15,903             704,821
Reinsurance Group of America                         30,200           1,432,990
Safety Insurance Group                                6,545             308,531

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
INSURANCE (CONT.)
Selective Insurance Group                             1,033       $      56,299
United America Indemnity Cl A                        67,300(b,c)      1,529,729
USI Holdings                                        173,900(b)        2,396,342
Zenith Natl Insurance                                24,050             962,000
                                                                  --------------
Total                                                                26,921,765
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.9%)
Blair                                                 2,282              81,330
Insight Enterprises                                  77,500(b)        1,405,850
NetFlix                                              71,000(b,d)      1,965,990
PetMed Express                                        1,125(b)           13,928
                                                                  --------------
Total                                                                 3,467,098
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.6%)
EarthLink                                             2,134(b)           17,776
RealNetworks                                         78,507(b)          742,676
United Online                                        28,520             339,958
Vignette                                            109,700(b)        1,495,211
WebEx Communications                                 41,000(b)        1,346,850
Websense                                            104,700(b)        2,319,106
                                                                  --------------
Total                                                                 6,261,577
--------------------------------------------------------------------------------

IT SERVICES (2.4%)
Acxiom                                               47,495           1,119,932
BISYS Group                                         103,400(b)        1,525,150
CACI Intl Cl A                                       29,000(b)        1,766,680
Global Payments                                      40,667           1,894,269
infoUSA                                               2,847              29,580
Kanbay Intl                                          56,000(b)          774,480
Sapient                                             267,500(b)        1,431,125
SM&A                                                 12,066(b)           70,224
Sykes Enterprises                                    24,028(b)          414,243
                                                                  --------------
Total                                                                 9,025,683
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Hasbro                                                2,142              39,713
JAKKS Pacific                                        57,950(b)        1,129,446
Steinway Musical Instruments                          6,287(b)          170,063
                                                                  --------------
Total                                                                 1,339,222
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.7%)
Icon ADR                                             48,900(b,c)      2,599,035
--------------------------------------------------------------------------------

MACHINERY (2.0%)
Accuride                                             15,003(b)          172,234
Actuant Cl A                                         40,800           2,408,423
American Science & Engineering                          832(b)           47,815
Columbus McKinnon                                    10,280(b)          270,364
Crane                                                10,490             421,488

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
MACHINERY (CONT.)
Cummins                                              14,608       $   1,609,948
Flow Intl                                            14,439(b)          193,483
Graco                                                21,400             983,758
JLG Inds                                             19,814             430,955
Wabash Natl                                          61,400           1,031,520
                                                                  --------------
Total                                                                 7,569,988
--------------------------------------------------------------------------------

MARINE (0.1%)
Kirby                                                 5,337(b)          400,969
--------------------------------------------------------------------------------

MEDIA (4.2%)
ADVO                                                 62,750           1,673,543
Catalina Marketing                                   70,700           2,070,802
Charter Communications Cl A                         694,600(b)          729,330
DreamWorks Animation SKG  Cl A                       75,213(b)        1,951,777
Entravision Communications  Cl A                    227,200(b)        1,785,792
Harris Interactive                                  406,000(b)        2,021,880
John Wiley & Sons Cl A                                  700              24,381
LodgeNet Entertainment                               80,947(b)        1,530,708
New Frontier Media                                    1,843(b)           15,924
Playboy Enterprises Cl B                             76,976(b)          742,049
Sinclair Broadcast Group Cl A                        17,237             146,687
TiVo                                                273,400(b)        1,730,622
Valassis Communications                              64,000(b)        1,855,360
                                                                  --------------
Total                                                                16,278,855
--------------------------------------------------------------------------------

METALS & MINING (3.9%)
Arch Coal                                            12,300             594,705
Carpenter Technology                                 15,300           1,710,540
Century Aluminum                                     31,800(b)        1,324,470
Chaparral Steel                                       2,580(b)          158,489
Cleveland-Cliffs                                      7,647             562,972
Commercial Metals                                    80,400           1,978,645
Gibraltar Inds                                       39,100           1,088,935
Massey Energy                                        50,607           1,888,653
Metal Management                                     16,045             503,653
Novamerican Steel                                     2,041(b,c)         91,539
Olympic Steel                                        17,292             576,169
Quanex                                               18,868             741,890
Reliance Steel & Aluminum                            24,389           1,965,997
Ryerson                                              26,862             701,098
Steel Dynamics                                       20,847           1,211,002
                                                                  --------------
Total                                                                15,098,757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
MULTILINE RETAIL (0.5%)
Bon-Ton Stores                                       16,746       $     442,429
Dollar Tree Stores                                    3,424(b)           90,496
Tuesday Morning                                      78,400           1,259,889
                                                                  --------------
Total                                                                 1,792,814
--------------------------------------------------------------------------------

MULTI-UTILITIES (--%)
Vectren                                               3,132              83,092
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.4%)
Comstock Resources                                   64,200(b)        1,819,428
EXCO Resources                                      135,200(b)        1,622,400
Frontier Oil                                         33,979           1,902,825
Giant Inds                                            3,836(b)          242,435
Harvest Natural Resources                            43,433(b)          599,810
OPTI Canada                                          83,900(b,c)      1,743,980
Penn Virginia                                           393              26,685
Pogo Producing                                       25,724           1,159,123
St. Mary Land & Exploration                          25,547             998,632
Swift Energy                                          3,321(b)          133,371
Tesoro                                                8,854             603,046
W&T Offshore                                         14,890             571,329
Whiting Petroleum                                    37,800(b)        1,430,730
                                                                  --------------
Total                                                                12,853,794
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Louisiana-Pacific                                    46,787           1,135,053
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.2%)
Nu Skin Enterprises Cl A                             90,500           1,552,980
Revlon Cl A                                         488,600(b)        1,456,028
USANA Health Sciences                                45,900(b,d)      1,726,299
                                                                  --------------
Total                                                                 4,735,307
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Alpharma Cl A                                        45,805           1,072,753
King Pharmaceuticals                                 65,772(b)        1,169,426
Medicines                                            51,900(b)          960,150
Pain Therapeutics                                     7,401(b)           62,909
Par Pharmaceutical Companies                         62,800(b)        1,441,260
                                                                  --------------
Total                                                                 4,706,498
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.8%)
CBL & Associates Properties                          30,346           1,135,244
Innkeepers USA Trust                                  6,076              94,300
Mission West Properties                              11,108             119,078
New Century Financial                                 1,156              53,835
NorthStar Realty Finance                             23,006             254,446
Redwood Trust                                        31,900           1,466,123

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Saul Centers                                          1,887       $      67,309
Strategic Hotels & Resorts                           55,700           1,142,964
Tanger Factory Outlet Centers                         3,170              96,273
Taubman Centers                                      31,635           1,230,602
Ventas                                               38,300           1,242,452
                                                                  --------------
Total                                                                 6,902,626
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Jones Lang LaSalle                                    9,500             755,345
--------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Arkansas Best                                         5,370             221,298
Con-way                                              29,500           1,743,155
Heartland Express                                    15,955             268,996
JB Hunt Transport Services                           60,600           1,482,882
Kansas City Southern                                 17,391(b)          461,383
Knight Transportation                                15,110             287,694
Landstar System                                      12,406             548,221
Old Dominion Freight Line                             5,950(b)          183,320
                                                                  --------------
Total                                                                 5,196,949
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Cymer                                                 6,556(b)          304,133
Cypress Semiconductor                                74,000(b)        1,123,320
MKS Instruments                                      19,615(b)          428,195
OmniVision Technologies                                 582(b)           17,053
ON Semiconductor                                    321,414(b)        1,941,340
PortalPlayer                                         44,800(b)          450,240
Power Integrations                                   33,400(b)          588,508
Semtech                                              90,200(b)        1,509,948
Trident Microsystems                                 60,400(b)        1,333,632
Zoran                                                 7,877(b)          194,956
                                                                  --------------
Total                                                                 7,891,325
--------------------------------------------------------------------------------

SOFTWARE (2.6%)
Actuate                                              20,714(b)           83,477
Ansoft                                                4,342(b)           85,016
Aspen Technology                                     58,920(b)          689,364
Bottomline Technologies                             123,500(b)        1,242,410
DocuCorp Intl                                         2,971(b)           23,619
Epicor Software                                     223,600(b)        2,412,644
MicroStrategy Cl A                                   10,906(b)        1,029,308
Opsware                                             189,700(b)        1,483,454
Red Hat                                             105,900(b)        2,776,699
SPSS                                                  6,568(b)          243,016
Sybase                                                  964(b)           19,637
                                                                  --------------
Total                                                                10,088,644
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
--------------------------------------------------------------------------------
SPECIALTY RETAIL (4.4%)
Barnes & Noble                                       30,042       $   1,147,004
Borders Group                                        67,600           1,403,376
Dress Barn                                           68,978(b)        1,613,395
Group 1 Automotive                                   27,855           1,692,748
GUESS?                                                5,885(b)          243,992
Gymboree                                             75,333(b)        2,666,035
Pantry                                               21,873(b)        1,264,259
Payless ShoeSource                                   46,030(b)        1,228,080
Select Comfort                                      130,700(b,d)      4,281,733
United Auto Group                                    35,100           1,479,114
                                                                  --------------
Total                                                                17,019,736
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Brown Shoe                                           38,909           1,368,819
DHB Inds                                             48,206(b)           75,683
Kellwood                                             26,455             825,131
Skechers USA Cl A                                    71,300(b)        1,915,118
Warnaco Group                                        50,300(b)          904,897
                                                                  --------------
Total                                                                 5,089,648
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Brookline Bancorp                                    84,908           1,215,883
Capital Crossing Bank                                   594(b)           13,484
Corus Bankshares                                     40,802           1,152,657
Downey Financial                                     19,100           1,300,709
Ocwen Financial                                       5,199(b)           58,957
                                                                  --------------
Total                                                                 3,741,690
--------------------------------------------------------------------------------

TOBACCO (0.3%)
Loews - Carolina Group                               27,039(g)        1,255,691
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (2.0%)
Applied Industrial Technologies                      32,714           1,261,125
Beacon Roofing Supply                                91,000(b)        3,430,700
BlueLinx Holdings                                    26,630             358,972
GATX                                                 16,200             703,242
Rush Enterprises Cl A                                52,600(b)          916,292
UAP Holding                                           9,427             222,477
WESCO Intl                                            8,971(b)          589,754
                                                                  --------------
Total                                                                 7,482,562
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
NeuStar Cl A                                         49,200(b)        1,582,764
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $333,902,013)                                              $ 377,128,337
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.3%)(e)
--------------------------------------------------------------------------------
ISSUER                             EFFECTIVE       AMOUNT              VALUE(a)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
General Electric
   06-01-06                          5.05%      $ 7,100,000       $   7,099,003
Morgan Stanley & Co
   06-07-06                          5.03         3,000,000           2,997,066
Park Granada LLC
   06-01-06                          5.07         6,500,000(f)        6,499,085
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $16,597,485)                                               $  16,595,154
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $350,499,498)(h)                                           $ 393,723,491
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 2.5% of net assets.

(d) At May 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 6 to the financial statements. 2.0% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $6,499,085 or 1.7% of net assets.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $351,507,816 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $  58,216,048
      Unrealized depreciation                                       (16,000,373)
      --------------------------------------------------------------------------
      Net unrealized appreciation$                                   42,215,675
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
18 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Small Cap Equity Fund

MAY 31, 2006
------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $350,499,498)                                                                  $  393,723,491
Capital shares receivable                                                                                 103,372
Dividends and accrued interest receivable                                                                 199,006
Receivable for investment securities sold                                                               3,463,494
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                 285
------------------------------------------------------------------------------------------------------------------
Total assets                                                                                          397,489,648
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                            854,854
Capital shares payable                                                                                     22,331
Payable for investment securities purchased                                                             3,834,650
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                 353
Payable upon return of securities loaned (Note 6)                                                       8,915,500
Accrued investment management services fee                                                                  9,989
Accrued distribution fee                                                                                   90,376
Accrued service fee                                                                                            10
Accrued transfer agency fee                                                                                   230
Accrued administrative services fee                                                                           831
Other accrued expenses                                                                                    177,021
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      13,906,145
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                 $  383,583,503
==================================================================================================================

------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                           $      641,772
Additional paid-in capital                                                                            378,108,485
Undistributed net investment income                                                                        13,069
Accumulated net realized gain (loss) (Note 9)                                                         (38,404,124)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                         43,224,301
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                           $  383,583,503
==================================================================================================================
Net assets applicable to outstanding shares:               Class A                                 $  301,740,278
                                                           Class B                                 $   60,305,938
                                                           Class C                                 $    4,028,030
                                                           Class I                                 $   13,723,448
                                                           Class Y                                 $    3,785,809
Net asset value per share of outstanding capital stock:    Class A shares       50,185,615         $         6.01
                                                           Class B shares       10,418,435         $         5.79
                                                           Class C shares          696,761         $         5.78
                                                           Class I shares        2,252,911         $         6.09
                                                           Class Y shares          623,527         $         6.07
------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                                  $    8,614,780
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Small Cap Equity Fund

YEAR ENDED MAY 31, 2006
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income:
Dividends                                                                             $  1,596,813
Interest                                                                                   242,258
Fee income from securities lending (Note 6)                                                 71,428
   Less foreign taxes withheld                                                                (562)
---------------------------------------------------------------------------------------------------
Total income                                                                             1,909,937
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       2,525,974
Distribution fee
   Class A                                                                                 452,722
   Class B                                                                                 523,768
   Class C                                                                                  39,821
Transfer agency fee                                                                        503,210
Incremental transfer agency fee
   Class A                                                                                  37,848
   Class B                                                                                  21,835
   Class C                                                                                   1,534
Service fee -- Class Y                                                                       1,133
Administrative services fees and expenses                                                  205,335
Compensation of board members                                                                9,261
Custodian fees                                                                             245,000
Printing and postage                                                                       108,999
Registration fees                                                                           69,479
Audit fees                                                                                  28,000
Other                                                                                        4,337
---------------------------------------------------------------------------------------------------
Total expenses                                                                           4,778,256
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (588,693)
---------------------------------------------------------------------------------------------------
                                                                                         4,189,563
   Earnings credits on cash balances (Note 2)                                              (11,122)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                       4,178,441
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         (2,268,504)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       33,624,560
   Foreign currency transactions                                                            (2,326)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 33,622,234
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   (2,923,041)
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   30,699,193
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $ 28,430,689
===================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
20 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Small Cap Equity Fund

YEAR ENDED MAY 31,                                                          2006             2005
-------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) net                                            $  (2,268,504)   $  (1,702,385)
Net realized gain (loss) on investments                                    33,622,234       12,992,758
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      (2,923,041)      10,020,607
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            28,430,689       21,310,980
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                             (17,372,457)     (11,500,238)
      Class B                                                              (6,022,801)      (4,643,257)
      Class C                                                                (471,809)        (404,261)
      Class I                                                              (1,408,864)        (480,700)
      Class Y                                                                 (52,996)         (17,882)
-------------------------------------------------------------------------------------------------------
Total distributions                                                       (25,328,927)     (17,046,338)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                 58,763,013       42,214,236
   Class B shares                                                          14,951,838       11,856,869
   Class C shares                                                             995,437          785,005
   Class I shares                                                           6,074,412        6,372,262
   Class Y shares                                                             551,533           42,940
Fund merger (Note 8)
   Class A shares                                                         147,952,723              N/A
   Class B shares                                                           8,894,365              N/A
   Class C shares                                                              29,077              N/A
   Class Y shares                                                           3,254,154              N/A
Reinvestment of distributions at net asset value
   Class A shares                                                          17,158,193       11,350,576
   Class B shares                                                           5,942,462        4,582,819
   Class C shares                                                             464,417          390,851
   Class I shares                                                           1,407,589          479,601
   Class Y shares                                                              51,518           16,607
Payments for redemptions
   Class A shares                                                         (46,603,549)     (26,275,534)
   Class B shares (Note 2)                                                (16,531,263)     (12,218,472)
   Class C shares (Note 2)                                                 (1,305,768)      (1,252,693)
   Class I shares                                                            (970,786)      (3,945,613)
   Class Y shares                                                            (150,826)         (48,940)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         200,928,539       34,350,514
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   204,030,301       38,615,156
Net assets at beginning of year                                           179,553,202      140,938,046
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 383,583,503    $ 179,553,202
=======================================================================================================
Undistributed net investment income                                     $      13,069    $       8,001
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Small Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc, (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 3.58% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has


--------------------------------------------------------------------------------
22 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,992,403 and accumulated net realized loss has been increased by $2,259,045 resulting in a net reclassification adjustment to decrease paid-in capital by $733,358.


--------------------------------------------------------------------------------
24 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                             2006             2005
----------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income....................................   $ 3,661,251      $7,971,199
      Long-term capital gain.............................    13,711,206       3,529,039

CLASS B
Distributions paid from:
      Ordinary income....................................     1,275,077       3,218,266
      Long-term capital gain.............................     4,747,724       1,424,991

CLASS C
Distributions paid from:
      Ordinary income....................................       100,078         280,196
      Long-term capital gain.............................       371,731         124,065

CLASS I
Distributions paid from:
      Ordinary income....................................       295,483         333,176
      Long-term capital gain.............................     1,113,381         147,524

CLASS Y
Distributions paid from:
      Ordinary income....................................        11,162          12,394
      Long-term capital gain.............................        41,834           5,488

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .................................     $        --
Accumulated long-term gain (loss) .............................     $ 8,930,032
Unrealized appreciation (depreciation) ........................     $(4,096,786)

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Small Cap Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $110,839 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.06% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.


--------------------------------------------------------------------------------
26 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $538,790 for Class A, $64,839 for Class B and $392 for Class C for the year ended May 31, 2006.

For the year ended May 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.51% for Class A, 2.29% for Class B, 2.29% for Class C, 1.24% for Class I and 1.30% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $329,411, $106,166, $8,090 and $1,416, respectively, and the management fees waived at the Fund level were $143,610. Under this agreement which was effective until March 10, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y of the Fund's average daily net assets. Effective as of March 11, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.17% for Class B, 2.17% for Class C, 1.05% for Class I and 1.23% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $11,122 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $363,080,443 (including $131,924,209 from RiverSource Discovery Fund that was acquired in the fund merger as described in Note 8) and $216,611,687, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED MAY 31, 2006
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       9,449,816      2,482,230     165,490       968,562     87,674
Fund merger                               24,229,678      1,510,416       4,944            --    527,932
Issued for reinvested distributions        2,878,594      1,030,975      80,714       233,241      8,567
Redeemed                                  (7,480,386)    (2,751,904)   (217,037)     (151,014)   (23,804)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                   29,077,702      2,271,717      34,111     1,050,789    600,369
---------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED MAY 31, 2005
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       7,370,205      2,101,516     139,307     1,102,542      6,876
Issued for reinvested distributions        1,970,590        814,000      69,423        82,548      2,863
Redeemed                                  (4,553,292)    (2,202,331)   (218,459)     (698,249)    (8,566)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                    4,787,503        713,185      (9,729)      486,841      1,173
---------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                         CURRENCY TO       CURRENCY TO        UNREALIZED        UNREALIZED
                                     BE DELIVERED       BE RECEIVED       APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------
June 1, 2006                              101,055            91,415           $ --              $353
                                  Canadian Dollar       U.S. Dollar

June 2, 2006                              136,606           124,337            285                --
                                  Canadian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------
Total                                                                         $285              $353
---------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $8,614,780 were on loan to brokers. For collateral, the Fund received $8,915,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $71,428 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
28 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

8. FUND MERGER

At the close of business on March 10, 2006, RiverSource Small Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Discovery Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Small Cap Equity Fund immediately before the acquisition were $232,843,921 and the combined net assets immediately after the acquisition were $392,974,240.

The merger was accomplished by a tax-free exchange of 15,913,149 shares of RiverSource Discovery Fund valued at $160,130,319.

In exchange for the RiverSource Discovery Fund shares and net assets, RiverSource Small Cap Equity Fund issued the following number of shares:

                                                                        SHARES
--------------------------------------------------------------------------------
Class A                                                             24,229,678
Class B                                                              1,510,416
Class C                                                                  4,944
Class Y                                                                527,932
--------------------------------------------------------------------------------

RiverSource Discovery Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss.

                                                                    ACCUMULATED      TEMPORARY
                         TOTAL         CAPITAL       UNREALIZED    NET REALIZED     BOOK-TO-TAX
                       NET ASSETS       STOCK       APPRECIATION       LOSS         DIFFERENCE
--------------------------------------------------------------------------------------------------
RiverSource
  Discovery Fund      $160,130,319   $188,437,875   $25,941,715     $(53,530,440)   $(718,831)
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 29
--------------------------------------------------------------------------------

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $46,312,769 at May 31, 2006 that if not offset by capital gains will expire as follows:

                            2009                      2010
--------------------------------------------------------------------------------
                         $4,182,470                $42,130,299
--------------------------------------------------------------------------------

RiverSource Small Cap Equity acquired $52,825,629 of capital loss carry-overs in connection with the RiverSource Discovery Fund merger (Note 8). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.


--------------------------------------------------------------------------------
30 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 31
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.81       $ 5.63      $ 4.40      $ 4.84       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.04)        (.04)       (.03)       (.02)        (.01)
Net gains (losses) (both realized and unrealized)                     .98          .86        1.32        (.42)        (.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .94          .82        1.29        (.44)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.01       $ 5.81      $ 5.63      $ 4.40       $ 4.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  302       $  123      $   92      $   45       $   15
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.51%        1.55%       1.54%       1.55%        1.58%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.74%)       (.84%)      (.80%)      (.79%)      (1.07%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.60%       14.62%      29.45%      (9.09%)      (6.74%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.76%, 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
32 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.66       $ 5.54      $ 4.36      $ 4.84       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)        (.08)       (.07)       (.04)        (.01)
Net gains (losses) (both realized and unrealized)                     .96          .84        1.31        (.44)        (.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87          .76        1.24        (.48)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.79       $ 5.66      $ 5.54      $ 4.36       $ 4.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   60       $   46      $   41      $   21       $    7
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.29%        2.31%       2.31%       2.31%        2.36%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.53%)      (1.60%)     (1.56%)     (1.55%)      (1.85%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     15.76%       13.73%      28.57%      (9.92%)      (6.74%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.54%, 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 33
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.65       $ 5.53      $ 4.35      $ 4.83       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.09)        (.09)       (.07)       (.04)        (.01)
Net gains (losses) (both realized and unrealized)                     .96          .85        1.31        (.44)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .87          .76        1.24        (.48)        (.36)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.78       $ 5.65      $ 5.53      $ 4.35       $ 4.83
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    4       $    4      $    4      $    2       $    1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 2.29%        2.31%       2.30%       2.31%        2.36%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.53%)      (1.60%)     (1.55%)     (1.54%)      (1.85%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     15.78%       13.74%      28.64%      (9.94%)      (6.94%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.54%, 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
34 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004(b)
Net asset value, beginning of period                               $ 5.86       $ 5.66      $ 5.99
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)        (.03)       (.02)
Net gains (losses) (both realized and unrealized)                    1.00          .87        (.31)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .97          .84        (.33)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)         --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.09       $ 5.86      $ 5.66
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   14       $    7      $    4
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.24%        1.30%       1.06%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.47%)       (.59%)       .18%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.98%       14.89%      (5.51%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.29%, 1.32% and 1.66% for the periods ended May 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 35
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.85       $ 5.65      $ 4.41      $ 4.84       $ 5.19
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         (.03)        (.04)       (.03)       (.02)        (.01)
Net gains (losses) (both realized and unrealized)                     .99          .88        1.33        (.41)        (.34)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .96          .84        1.30        (.43)        (.35)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.74)        (.64)       (.06)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 6.07       $ 5.85      $ 5.65      $ 4.41       $ 4.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    4       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                 1.30%        1.37%       1.37%       1.34%        1.36%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (.50%)       (.67%)      (.57%)      (.58%)       (.85%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              88%          88%        139%         94%          34%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     16.84%       14.92%      29.61%      (8.88%)      (6.74%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.53%, 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
36 - RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Equity Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Equity Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
July 20, 2006


--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP EQUITY FUND - 2006 ANNUAL REPORT - 37
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Small Cap Value Fund

MAY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (95.6%)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
AEROSPACE & DEFENSE (1.4%)
AAR                                                   78,400(b)      $ 1,887,872
Aviall                                                 7,102(b)          334,859
Ceradyne                                              34,500(b)        1,506,615
DRS Technologies                                       7,100             378,146
Ducommun                                               4,693(b)           91,138
EDO                                                   33,296             871,356
Herley Inds                                          118,000(b)        2,232,560
Mercury Computer Systems                             190,500(b)        3,128,011
MTC Technologies                                      80,171(b)        2,222,340
Orbital Sciences                                      75,600(b)        1,133,244
                                                                     -----------
Total                                                                 13,786,141
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                                    5,400(b)          243,378
Forward Air                                           17,764             664,729
                                                                     -----------
Total                                                                    908,107
--------------------------------------------------------------------------------

AIRLINES (2.3%)
Air France-KLM ADR                                   286,770(c)        6,165,555
AirTran Holdings                                      63,672(b)          783,166
Alaska Air Group                                     217,000(b)        8,406,580
AMR                                                  141,000(b)        3,477,060
Mesa Air Group                                       419,000(b)        4,014,020
                                                                     -----------
Total                                                                 22,846,381
--------------------------------------------------------------------------------

AUTO COMPONENTS (2.9%)
Aftermarket Technology                               169,500(b)        4,115,460
BorgWarner                                            43,000           2,828,540
Lear                                                 431,900(d)       10,236,030
Superior Inds Intl                                   337,100           6,199,269
Tenneco                                               74,230(b)        1,769,643
Visteon                                              569,000(b)        4,221,980
                                                                     -----------
Total                                                                 29,370,922
--------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Thor Inds                                             57,900           2,783,832
Winnebago Inds                                        66,000(d)        1,873,080
                                                                     -----------
Total                                                                  4,656,912
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Albany Molecular Research                             87,600(b)          903,156
BioMarin Pharmaceutical                              130,100(b)        1,689,999
                                                                     -----------
Total                                                                  2,593,155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
BUILDING PRODUCTS (1.9%)
Goodman Global                                        28,446(b)      $   482,160
Lennox Intl                                           41,800           1,190,046
Royal Group Technologies                           1,812,100(b,c)     15,946,480
Universal Forest Products                             21,700           1,426,341
                                                                     -----------
Total                                                                 19,045,027
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Affiliated Managers Group                             10,007(b)          902,631
Knight Capital Group Cl A                            759,612(b)       11,713,217
LaBranche & Co                                       157,200(b,d)      2,034,168
Piper Jaffray Companies                               13,600(b)          860,744
                                                                     -----------
Total                                                                 15,510,760
--------------------------------------------------------------------------------

CHEMICALS (2.4%)
Albemarle                                             48,779           2,341,392
American Vanguard                                      9,924             187,861
HB Fuller                                             14,000             675,500
Landec                                               271,555(b)        2,332,657
Minerals Technologies                                 39,851           2,324,907
Olin                                                  13,000             230,230
Penford                                                2,685              36,972
Pioneer Companies                                     58,700(b)        1,630,099
PolyOne                                              821,400(b)        7,762,231
RPM Intl                                             174,000           3,241,621
Schulman A                                            21,200             511,980
Sensient Technologies                                 71,500           1,442,870
Spartech                                              38,700             888,552
WR Grace & Co                                         41,400(b)          587,880
                                                                     -----------
Total                                                                 24,194,752
--------------------------------------------------------------------------------

COMMERCIAL BANKS (5.5%)
Alabama Natl BanCorporation                           25,613           1,729,390
Alliance Bankshares                                    1,800(b)           33,840
Bancorp                                               75,208(b)        1,726,776
Bank of Hawaii                                        91,500           4,641,795
Boston Private Financial Holdings                     98,000           2,940,000
Capitol Bancorp                                       13,300             544,768
Cardinal Financial                                    27,300             331,968
Cathay General Bancorp                                70,136           2,517,181
Central Pacific Financial                             57,456           2,066,692
Citizens Banking                                     118,935           3,168,428
City Holding                                          26,400             954,624
Columbia Banking System                               20,100             675,360

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
COMMERCIAL BANKS (CONT.)
Community Bank System                                 14,800         $   286,972
Cullen/Frost Bankers                                  92,600           5,250,420
First BanCorp Puerto Rico                            101,600(c)        1,080,008
First Citizens BancShares Cl A                         2,300             434,263
First Community Bancorp                               26,500           1,538,590
First Republic Bank                                  125,900           5,290,318
Greater Bay Bancorp                                   65,100           1,940,631
Hanmi Financial                                       27,200             521,424
IBERIABANK                                            42,290           2,575,038
Independent Bank                                      15,120             407,484
Irwin Financial                                       32,571             670,963
Mercantile Bank                                       12,445             500,289
Millennium Bankshares                                 17,636             158,724
Natl Penn Bancshares                                  26,175             498,372
Pacific Capital Bancorp                               36,900           1,268,622
Prosperity Bancshares                                112,507           3,632,851
Republic Bancorp                                     165,097           1,794,604
Southcoast Financial                                   6,293(b)          137,810
Sterling Bancorp                                      19,155             353,410
Sterling Bancshares                                   52,300             893,807
Superior Bancorp                                     178,840(b,d)      2,051,295
Susquehanna Bancshares                                47,900           1,094,036
Texas Regional Bancshares Cl A                        12,980             410,038
Umpqua Holdings                                       25,200             663,768
United Community Banks                                17,000             506,090
                                                                     -----------
Total                                                                 55,290,649
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.9%)
Brady Cl A                                           175,600           6,990,636
CBIZ                                                  81,800(b)          674,850
Central Parking                                      209,240           2,994,224
Corinthian Colleges                                  204,000(b)        2,817,240
Ennis                                                 51,000             995,520
FTI Consulting                                        11,200(b)          295,568
IKON Office Solutions                                 77,900           1,006,468
John H Harland                                        21,000             899,430
Kforce                                                19,900(b)          304,072
LECG                                                  22,953(b)          401,678
PICO Holdings                                         10,200(b)          346,800
Providence Service                                    24,648(b)          768,771
Resources Connection                                  14,484(b)          369,342
Schawk                                               132,000           2,497,440
School Specialty                                      23,934(b)          862,581
Spherion                                             175,000(b)        1,463,000
TeleTech Holdings                                     94,100(b)        1,132,964
Waste Connections                                     43,115(b)        1,657,772
West                                                  58,237(b)        2,825,659
                                                                     -----------
Total                                                                 29,304,015
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
COMMUNICATIONS EQUIPMENT (2.1%)
3Com                                               2,854,000(b)      $12,871,540
Anaren                                                47,500(b)          933,850
Andrew                                                56,144(b)          568,177
Audiovox Cl A                                         62,200(b)          758,840
CommScope                                             81,000(b)        2,367,630
Ditech Networks                                       62,425(b)          564,322
Oplink Communications                                 17,400(b)          328,686
UTStarcom                                            505,936(b)        3,227,872
                                                                     -----------
Total                                                                 21,620,917
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Advanced Digital Information                          21,000(b)          249,270
Diebold                                              172,000           7,311,719
Emulex                                                26,366(b)          467,206
Imation                                               43,200           1,662,336
Intergraph                                            56,562(b)        2,010,779
Komag                                                 47,600(b)        1,976,828
Mobility Electronics                                  60,019(b)          429,136
Palm                                                  14,200(b)          234,016
                                                                     -----------
Total                                                                 14,341,290
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
Comfort Systems USA                                   89,385           1,162,005
Infrasource Services                                  41,635(b)          766,084
Insituform Technologies Cl A                         263,800(b)        6,753,280
Modtech Holdings                                      56,130(b)          527,061
                                                                     -----------
Total                                                                  9,208,430
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Advanta Cl B                                          26,700             977,220
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Caraustar Inds                                        59,000(b)          519,790
Myers Inds                                            37,400             594,660
                                                                     -----------
Total                                                                  1,114,450
--------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Building Material Holding                             40,600           1,157,912
Handleman                                             52,900             450,708
Prestige Brands Holdings                              79,847(b)          860,751
                                                                     -----------
Total                                                                  2,469,371
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.9%)
Financial Federal                                     71,316           1,994,709
iShares Russell 2000 Value Index Fund                 524,000(d)      37,576,040
                                                                     -----------
Total                                                                 39,570,749
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Alaska Communications Systems Group                   55,736         $   692,241
Broadwing                                            130,300(b)        1,485,420
CT Communications                                     50,400             818,496
General Communication Cl A                           294,235(b)        3,848,594
Golden Telecom                                        25,200(c)          634,284
Talk America Holdings                                 53,900(b)          420,420
                                                                     -----------
Total                                                                  7,899,455
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.6%)
CH Energy Group                                       22,400           1,031,520
Cleco                                                132,140           2,934,829
El Paso Electric                                     129,339(b)        2,493,656
ITC Holdings                                         104,850           2,716,664
Otter Tail                                            37,700             983,593
Reliant Energy                                     1,040,000(b)       12,116,000
Sierra Pacific Resources                             254,844(b)        3,529,589
Unisource Energy                                      28,000             848,400
                                                                     -----------
Total                                                                 26,654,251
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
AMETEK                                                57,000           2,600,910
Baldor Electric                                       31,468             936,802
Encore Wire                                           52,600(b)        2,008,794
Franklin Electric                                     20,413           1,067,804
GrafTech Intl                                         96,400(b)          594,788
Regal-Beloit                                         174,500           8,363,785
Roper Inds                                            68,000           3,185,120
Thomas & Betts                                        32,700(b)        1,880,250
                                                                     -----------
Total                                                                 20,638,253
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
Aeroflex                                             119,397(b)        1,398,139
Agilysys                                              62,100           1,024,650
Bell Microproducts                                    11,027(b)           66,603
Benchmark Electronics                                142,000(b)        3,437,820
Checkpoint Systems                                    30,367(b)          685,991
Coherent                                              72,000(b)        2,370,960
CTS                                                   35,900             487,522
CyberOptics                                            2,384(b)           32,565
Littelfuse                                           208,800(b)        7,314,264
LoJack                                               150,000(b)        2,647,500
Methode Electronics                                  227,800           2,173,212
MTS Systems                                           14,029             585,711
Multi-Fineline Electronix                              9,300(b,d)        309,411
Newport                                               17,400(b)          285,360
Plexus                                               231,500(b)        9,104,895
ScanSource                                            13,807(b)          812,956

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
TTM Technologies                                      13,700(b)      $   200,157
Vishay Intertechnology                               528,800(b)        8,593,000
                                                                     -----------
Total                                                                 41,530,716
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)
GulfMark Offshore                                     23,900(b)          601,324
Hydril                                                11,009(b)          824,464
Maverick Tube                                         44,500(b)        2,144,900
Oceaneering Intl                                      83,000(b)        6,225,000
Oil States Intl                                       97,935(b)        3,402,262
SEACOR Holdings                                       17,000(b)        1,385,500
Veritas DGC                                           83,000(b)        3,920,090
W-H Energy Services                                   24,945(b)        1,405,401
                                                                     -----------
Total                                                                 19,908,941
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Great Atlantic & Pacific Tea                          29,200             735,840
Performance Food Group                                92,000(b)        2,998,280
                                                                     -----------
Total                                                                  3,734,120
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Chiquita Brands Intl                                  62,600             895,806
Corn Products Intl                                    26,691             712,116
Delta & Pine Land                                     98,940           2,801,981
Fresh Del Monte Produce                              102,000(c,d)      1,783,980
J & J Snack Foods                                     94,653           3,062,024
Lance                                                  9,933             236,604
Sanderson Farms                                        4,558             139,566
Tootsie Roll Inds                                     52,900           1,604,457
                                                                     -----------
Total                                                                 11,236,534
--------------------------------------------------------------------------------

GAS UTILITIES (0.9%)
Cascade Natural Gas                                    5,462             114,702
Laclede Group                                         39,400           1,325,810
New Jersey Resources                                 110,600           4,968,152
Northwest Natural Gas                                 46,074           1,607,061
Piedmont Natural Gas                                   2,828              68,749
South Jersey Inds                                     21,408             575,019
Southwest Gas                                         28,317             824,308
                                                                     -----------
Total                                                                  9,483,801
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Advanced Medical Optics                              132,000(b)        5,982,239
Analogic                                              15,100             862,663
Cardiac Science                                        9,000(b)           79,110
Cooper Companies                                      61,000           2,888,350
Greatbatch                                            45,019(b)        1,021,481
Laserscope                                            10,349(b)          219,399

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Matthews Intl Cl A                                     9,042         $   314,300
Molecular Devices                                     62,900(b)        1,807,746
Symmetry Medical                                      60,577(b)        1,128,550
ZOLL Medical                                          76,130(b)        2,254,971
                                                                     -----------
Total                                                                 16,558,809
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Amedisys                                              31,384(b)        1,121,978
AMN Healthcare Services                              114,000(b)        2,243,520
Genesis HealthCare                                   271,100(b)       12,760,677
Magellan Health Services                              22,700(b)          918,215
Option Care                                          201,155(d)        2,267,017
PSS World Medical                                     43,583(b)          774,034
Radiologix                                            49,000(b)          117,110
RehabCare Group                                       88,000(b)        1,484,560
                                                                     -----------
Total                                                                 21,687,111
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Aztar                                                 30,877(b)        1,601,281
Bluegreen                                             36,200(b)          435,848
Bob Evans Farms                                       35,900           1,001,251
California Pizza Kitchen                              33,930(b)          984,309
Isle of Capri Casinos                                 17,964(b)          507,663
Kerzner Intl                                          60,500(b,c)      4,797,045
Lodgian                                              556,348(b)        6,403,565
Marcus                                                13,400             235,974
O`Charley's                                           43,700(b)          727,605
Papa John's Intl                                      15,200(b)          478,192
Ruby Tuesday                                           8,276             230,156
Six Flags                                             34,300(b)          288,120
Speedway Motorsports                                   9,800             376,810
                                                                     -----------
Total                                                                 18,067,819
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Avatar Holdings                                       13,200(b)          743,820
Beazer Homes USA                                      13,954             694,212
Brookfield Homes                                      16,335(d)          581,526
Champion Enterprises                                 363,013(b)        4,319,855
Furniture Brands Intl                                 87,100           1,874,392
Helen of Troy                                        258,686(b,c)      4,964,184
Technical Olympic USA                                 73,650           1,330,119
WCI Communities                                       36,200(b,d)        767,078
                                                                     -----------
Total                                                                 15,275,186
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Tredegar                                             159,000           2,253,030
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
INSURANCE (4.0%)
21st Century Insurance Group                          86,600         $ 1,309,392
American Equity Investment Life Holding               64,153             837,197
American Natl Insurance                               27,300           3,168,165
American Physicians Capital                           45,600(b)        2,107,632
AmerUs Group                                          72,000           4,186,079
Aspen Insurance Holdings                              24,180(c)          523,981
Infinity Property & Casualty                          94,000           4,006,280
LandAmerica Financial Group                           30,800           2,061,136
Natl Atlantic Holdings Cl A                            5,400(b)           55,890
Navigators Group                                      18,987(b)          782,644
Ohio Casualty                                         80,700           2,410,509
Phoenix Companies                                     39,100             554,438
Presidential Life                                     31,600             790,316
ProAssurance                                          33,676(b)        1,589,844
ProCentury                                            18,520             237,241
Quanta Capital Holdings                            1,317,600(b,c)      3,188,592
Republic Companies Group                              14,816             223,722
RLI                                                   31,727           1,500,687
Safety Insurance Group                                 4,300             202,702
Selective Insurance Group                             72,000           3,924,000
StanCorp Financial Group                              73,534           3,589,930
State Auto Financial                                   8,500             276,250
Stewart Information Services                          72,000           2,736,720
                                                                     -----------
Total                                                                 40,263,347
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Insight Enterprises                                   93,089(b)        1,688,634
ValueVision Media Cl A                                14,400(b)          178,704
                                                                     -----------
Total                                                                  1,867,338
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
Internet Capital Group                               121,200(b)        1,044,744
United Online                                         83,500             995,320
Vignette                                             111,100(b)        1,514,293
                                                                     -----------
Total                                                                  3,554,357
--------------------------------------------------------------------------------

IT SERVICES (1.3%)
BearingPoint                                          69,668(b)          559,434
Ciber                                                104,600(b)          664,210
Gartner                                              333,000(b)        5,211,450
Kanbay Intl                                           46,723(b)          646,179
Lionbridge Technologies                              166,305(b)        1,097,613
MPS Group                                            132,000(b)        1,985,280
Perot Systems Cl A                                    28,200(b)          395,928
StarTek                                               28,400             428,272
Sykes Enterprises                                    133,600(b)        2,303,264
                                                                     -----------
Total                                                                 13,291,630
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
                  RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (1.6%)
Arctic Cat                                            23,600         $   432,824
Brunswick                                            161,400           5,799,102
Head                                                 755,200(b,c)      2,741,376
JAKKS Pacific                                         76,900(b)        1,498,781
K2                                                   220,000(b)        2,426,600
LeapFrog Enterprises                                  34,363(b)          352,221
RC2                                                   76,300(b)        2,712,465
                                                                     -----------
Total                                                                 15,963,369
--------------------------------------------------------------------------------

MACHINERY (7.1%)
Actuant Cl A                                          15,884             937,633
AGCO                                                 180,000(b)        4,402,800
Albany Intl Cl A                                      25,300           1,010,988
Commercial Vehicle Group                              61,617(b)        1,265,613
EnPro Inds                                            27,700(b)          962,852
Flowserve                                            161,200(b)        8,572,616
FreightCar America                                    22,300           1,346,028
Gardner Denver                                        34,400(b)        2,595,824
Harsco                                               151,100          12,242,122
IDEX                                                 135,900           6,570,765
Kaydon                                               206,600           8,621,418
Lindsay Mfg                                           14,900             328,545
Lydall                                                14,063(b)          127,411
Mueller Inds                                          59,313           1,936,569
Nordson                                                7,700             359,205
RBC Bearings                                          38,165(b)          955,270
Tennant                                               26,984           1,339,756
Terex                                                137,889(b)       12,616,844
Titan Intl                                            16,800             323,064
Wabash Natl                                          229,055           3,848,124
Watts Water Technologies Cl A                         85,000           2,913,800
                                                                     -----------
Total                                                                 73,277,247
--------------------------------------------------------------------------------

MARINE (0.8%)
Kirby                                                107,600(b)        8,083,988
--------------------------------------------------------------------------------

MEDIA (1.9%)
ADVO                                                  27,860             743,026
Carmike Cinemas                                       80,000           1,690,400
Central European Media Enterprises Cl A               72,000(b,c)      4,281,120
Journal Register                                      90,725             907,250
Media General Cl A                                    17,800             669,814
Radio One Cl D                                       186,000(b)        1,363,380
RCN                                                   35,040(b)          920,501
Saga Communications                                   98,164(b)          990,475
Valassis Communications                              241,400(b)        6,998,186
World Wrestling Entertainment                         30,500             544,425
                                                                     -----------
Total                                                                 19,108,577
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
METALS & MINING (2.8%)
AK Steel Holding                                     822,800(b)      $11,066,660
AM Castle & Co                                        50,700           1,404,390
Century Aluminum                                     184,800(b)        7,696,920
Commercial Metals                                     14,200             349,462
Quanex                                                40,350           1,586,562
Reliance Steel & Aluminum                             26,300           2,120,043
Ryerson                                               10,900             284,490
Steel Dynamics                                        24,200           1,405,778
Stillwater Mining                                    187,900(b)        2,579,867
                                                                     -----------
Total                                                                 28,494,172
--------------------------------------------------------------------------------

MULTILINE RETAIL (2.7%)
Conn's                                                50,000(b,d)      1,446,000
Dillard's Cl A                                       589,600          16,048,912
Dollar General                                       405,600           6,611,280
Fred's                                               145,000           2,111,200
Tuesday Morning                                       41,357             664,607
                                                                     -----------
Total                                                                 26,881,999
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Dynegy Cl A                                          625,000(b)        3,300,000
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.3%)
Callon Petroleum                                      74,700(b)        1,334,142
Chesapeake Energy                                    196,500           6,010,935
Cimarex Energy                                        60,586           2,457,368
Delta Petroleum                                       43,782(b)          753,050
Encore Acquisition                                   185,500(b)        4,926,880
Harvest Natural Resources                            128,400(b)        1,773,204
Holly                                                  5,100             425,493
Petroleum Development                                  8,082(b)          294,508
Quicksilver Resources                                 87,000(b)        3,051,090
St. Mary Land & Exploration                           23,200             906,888
Swift Energy                                          50,000(b)        2,008,000
Tsakos Energy Navigation                              70,000(c)        2,580,200
USEC                                                 383,500           4,625,010
Whiting Petroleum                                     67,601(b)        2,558,698
                                                                     -----------
Total                                                                 33,705,466
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Louisiana-Pacific                                     26,000             630,760
Neenah Paper                                         115,000           3,528,200
                                                                     -----------
Total                                                                  4,158,960
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Chattem                                                2,646(b)           92,822
Elizabeth Arden                                       26,381(b)          538,172
Playtex Products                                     198,305(b)        2,280,508
                                                                     -----------
Total                                                                  2,911,502
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
PHARMACEUTICALS (0.4%)
Alpharma Cl A                                         71,200         $ 1,667,504
Par Pharmaceutical Companies                          72,000(b)        1,652,400
Salix Pharmaceuticals                                 39,393(b)          475,867
                                                                     -----------
Total                                                                  3,795,771
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.5%)
Acadia Realty Trust                                   38,071             814,339
American Campus Communities                           16,549             394,859
Arbor Realty Trust                                    69,800           1,707,308
BioMed Realty Trust                                   39,995           1,146,657
Boykin Lodging                                        58,600(b)          626,434
Capital Trust Cl A                                     9,700             330,382
CapitalSource                                         77,156           1,809,308
CentraCore Properties Trust                           30,600             741,132
Cogdell Spencer                                        4,276              79,405
Digital Realty Trust                                  25,231             633,298
Entertainment Properties Trust                        53,571           2,199,090
Equity One                                             9,400             208,680
FelCor Lodging Trust                                 104,000           2,164,240
Getty Realty                                          21,100             543,325
Glenborough Realty Trust                              31,392             625,015
Inland Real Estate                                   107,600           1,523,616
Innkeepers USA Trust                                  85,000           1,319,200
Investors Real Estate Trust                           37,700             346,463
Kite Realty Group Trust                               18,700             277,508
LaSalle Hotel Properties                              51,700           2,147,101
Lexington Corporate Properties Trust                  64,410           1,310,099
LTC Properties                                        15,600             342,576
Natl Retail Properties                               174,712           3,371,942
Nationwide Health Properties                          10,200             214,098
Natl Health Investors                                 29,200             781,392
New Century Financial                                 20,500             954,685
Omega Healthcare Investors                            61,400             757,062
Pan Pacific Retail Properties                         34,949           2,316,070
Parkway Properties                                    46,843           1,843,272
Redwood Trust                                         11,300             519,348
Senior Housing Properties Trust                       78,800           1,356,148
Trustreet Properties                                  23,400             303,732
U-Store-It Trust                                      51,587             827,971
Winston Hotels                                        51,200             557,056
                                                                     -----------
Total                                                                 35,092,811
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
MI Developments Cl A                                 323,500(c)       11,345,145
Wellsford Real Properties                            211,300           1,553,055
                                                                     -----------
Total                                                                 12,898,200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
ROAD & RAIL (1.1%)
Covenant Transport Cl A                              118,000(b)      $ 1,545,800
Heartland Express                                     54,989             927,120
Landstar System                                      102,000           4,507,380
SCS Transportation                                    79,892(b)        1,954,957
USA Truck                                            112,000(b)        2,214,240
                                                                     -----------
Total                                                                 11,149,497
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Asyst Technologies                                   138,400(b)          952,192
ATMI                                                  17,235(b)          451,557
Axcelis Technologies                                  50,110(b)          319,201
Cabot Microelectronics                                13,500(b)          388,260
Cirrus Logic                                         155,500(b)        1,271,990
Cymer                                                 39,700(b)        1,841,683
Entegris                                              97,749(b)          946,210
Fairchild Semiconductor Intl                           9,117(b)          159,274
FormFactor                                            20,383(b)          789,637
Integrated Device Technology                         133,535(b)        1,914,892
Integrated Silicon Solution                          587,800(b)        3,315,192
Tessera Technologies                                  63,183(b)        1,784,288
Zoran                                                 11,700(b)          289,575
                                                                     -----------
Total                                                                 14,423,951
--------------------------------------------------------------------------------

SOFTWARE (2.7%)
Business Objects ADR                                 131,000(b,c)      3,863,190
FileNet                                                6,665(b)          173,623
Hyperion Solutions                                    94,000(b)        2,698,740
Lawson Software                                      222,293(b)        1,500,478
Manhattan Associates                                 137,000(b)        2,756,440
Mentor Graphics                                      660,600(b)        8,303,742
Parametric Technology                                 47,823(b)          637,959
Reynolds & Reynolds Cl A                             221,800           6,212,618
TIBCO Software                                       104,978(b)          805,181
Ulticom                                               39,000(b)          354,120
                                                                     -----------
Total                                                                 27,306,091
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Aaron Rents                                           90,459           2,442,393
Asbury Automotive Group                               56,500(b)        1,178,590
Cato Cl A                                             30,550             720,675
Charming Shoppes                                      89,891(b)        1,001,386
Christopher & Banks                                   12,250             330,015
Dress Barn                                            64,688(b)        1,513,052
Gymboree                                              35,662(b)        1,262,078
Men's Wearhouse                                      191,900           6,499,652
Payless ShoeSource                                    39,900(b)        1,064,532
Rent-Way                                             358,200(b)        2,582,622
Select Comfort                                        58,856(b)        1,928,123

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
SPECIALTY RETAIL (CONT.)
Sonic Automotive                                      60,200         $ 1,440,586
Too                                                   10,600(b)          434,600
Zale                                                  18,631(b)          437,456
                                                                     -----------
Total                                                                 22,835,760
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Fossil                                                51,742(b)          943,257
Kellwood                                               8,542             266,425
K-Swiss Cl A                                          85,586           2,257,759
Steven Madden                                         59,100           1,890,018
UniFirst                                              72,000           2,307,599
                                                                     -----------
Total                                                                  7,665,058
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.5%)
Accredited Home  Lenders Holding                      76,637(b)        3,980,526
BankUnited Financial Cl A                             18,200             564,564
Corus Bankshares                                      69,200           1,954,900
Doral Financial                                       29,200(c)          220,168
Federal Agricultural Mtge Cl C                        25,400             636,270
Fidelity Bankshares                                   54,032           1,751,177
First Financial Holdings                               8,500             264,095
First Niagara Financial Group                        309,087           4,355,036
FirstFed Financial                                    34,500(b)        1,995,480
Fremont General                                       98,500           1,992,655
ITLA Capital                                           6,800             338,980
PFF Bancorp                                           85,833           2,918,322
Sterling Financial                                     8,300             249,332
TierOne                                               52,400           1,718,720
W Holding                                            305,000(c)        2,275,300
                                                                     -----------
Total                                                                 25,215,525
--------------------------------------------------------------------------------

TOBACCO (0.1%)
Vector Group                                          42,155             707,782
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.6%)
Applied Industrial Technologies                       54,857           2,114,738
BlueLinx Holdings                                     30,400             409,792
Huttig Building Products                             265,000(b)        1,698,650
NuCO2                                                 21,665(b)          579,322
UAP Holding                                           54,147           1,277,869
                                                                     -----------
Total                                                                  6,080,371
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Sea Containers Cl A                                  306,000(c)        2,466,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Dobson Communications Cl A                           179,811(b)     $  1,544,576
UbiquiTel                                             34,263(b)          356,678
                                                                    ------------
Total                                                                  1,901,254
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $880,997,012)                                                $968,137,657
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER (--%)
--------------------------------------------------------------------------------


ISSUER                                              SHARES              VALUE(a)
Air France-KLM ADR
  Warrants                                           260,700(b,c,g) $    344,124
--------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                         $    344,124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.2%)(E)
--------------------------------------------------------------------------------

ISSUER                          EFFECTIVE          AMOUNT              VALUE(a)
                                  YIELD          PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
       06-01-06                   5.09%          $8,300,000(f)    $    8,298,826
Chesham Finance LLC
       06-26-06                   5.05            2,000,000            1,992,734
Emerald Ctfs MBNA MCCT 2001
       06-20-06                   5.04            3,000,000(f)         2,991,617
Five Finance
       08-18-06                   5.06            3,000,000            2,967,045
General Electric
       06-01-06                   5.05            5,000,000            4,999,299
Jupiter Securitization
       06-13-06                   5.02            5,000,000(f)         4,990,954
Morgan Stanley & Co
       06-07-06                   5.03           10,000,000            9,990,219
Old Line Funding
       06-05-06                   5.00            3,000,000(f)         2,997,917
Park Granada LLC
       06-01-06                   5.07           12,600,000(f)        12,598,226
       07-05-06                   4.95            5,860,000(f)         5,831,925
Thames Asset Global Securitization #1
       06-07-06                   5.01            5,000,000(f)         4,995,129
--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $62,663,841)                                               $   62,653,891
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $943,660,853)(h)                                           $1,031,135,672
================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 6.8% of net assets.

(d) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.7% of net assets. See Note 5 to the financial statements. 4.5% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $42,704,594 or 4.2% of net assets.

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2006, is as follows:

      SECURITY                          ACQUISITION                   COST
                                           DATES
      --------------------------------------------------------------------------
      Air France-KLM ADR
        Warrants                         05-05-04                      $--

(h) At May 31, 2006, the cost of securities for federal income tax purposes was $946,120,227 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $133,847,609
      Unrealized depreciation                                       (48,832,164)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 85,015,445
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 21
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Small Cap Value Fund

MAY 31, 2006
---------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $943,660,853)                                                                            $1,031,135,672
Capital shares receivable                                                                                           109,578
Dividends and accrued interest receivable                                                                           482,573
Receivable for investment securities sold                                                                         4,285,803
U.S. government securities held as collateral (Note 5)                                                           14,311,438
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                  1,050,325,064
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                                   200,348
Capital shares payable                                                                                              265,980
Payable for investment securities purchased                                                                       4,763,922
Payable upon return of securities loaned (Note 5)                                                                31,857,638
Accrued investment management services fee                                                                           25,545
Accrued distribution fee                                                                                            248,517
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           2,008
Accrued administrative services fee                                                                                   2,123
Other accrued expenses                                                                                              230,800
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                37,596,882
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                           $1,012,728,182
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                     $    1,533,638
Additional paid-in capital                                                                                      799,741,971
Undistributed net investment income                                                                                 327,324
Accumulated net realized gain (loss)                                                                            123,650,430
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            87,474,819
---------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                     $1,012,728,182
===========================================================================================================================
Net assets applicable to outstanding shares:                               Class A                           $  684,925,134
                                                                           Class B                           $  295,732,446
                                                                           Class C                           $   19,259,021
                                                                           Class I                           $   12,568,001
                                                                           Class Y                           $      243,580
Net asset value per share of outstanding capital stock:                    Class A shares      102,738,724   $         6.67
                                                                           Class B shares       45,754,001   $         6.46
                                                                           Class C shares        2,974,187   $         6.48
                                                                           Class I shares        1,860,614   $         6.75
                                                                           Class Y shares           36,297   $         6.71
---------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                                             $   30,333,874
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
RiverSource Small Cap Value Fund

YEAR ENDED MAY 31, 2006

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Income:
Dividends                                                                  $  11,937,596
Interest                                                                       3,018,363
Fee income from securities lending (Note 5)                                      480,055
      Less foreign taxes withheld                                                (46,729)
-----------------------------------------------------------------------------------------
Total income                                                                  15,389,285
-----------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                             9,285,758
Distribution fee
      Class A                                                                  1,844,040
      Class B                                                                  3,273,190
      Class C                                                                    209,094
Transfer agency fee                                                            2,364,880
Incremental transfer agency fee
      Class A                                                                    164,002
      Class B                                                                    126,142
      Class C                                                                      7,715
Service fee -- Class Y                                                               236
Administrative services fees and expenses                                        858,118
Compensation of board members                                                     13,894
Custodian fees                                                                   314,670
Printing and postage                                                             328,850
Registration fees                                                                 63,659
Audit fees                                                                        22,000
Other                                                                             41,928
-----------------------------------------------------------------------------------------
Total expenses                                                                18,918,176
      Earnings credits on cash balances (Note 2)                                 (49,524)
-----------------------------------------------------------------------------------------
Total net expenses                                                            18,868,652
-----------------------------------------------------------------------------------------
Investment income (loss) -- net                                               (3,479,367)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-----------------------------------------------------------------------------------------
Net realized gain (loss) on:
      Security transactions (Note 3)                                         181,873,296
      Foreign currency transactions                                                   77
-----------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      181,873,373
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies         988,040
-----------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                        182,861,413
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $ 179,382,046
=========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 23
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Small Cap Value Fund

YEAR ENDED MAY 31,                                                              2006               2005
------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) net                                             $    (3,479,367)   $    (5,526,296)
Net realized gain (loss) on investments                                      181,873,373        137,157,856
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies           988,040         (5,722,066)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              179,382,046        125,909,494
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net realized gain
    Class A                                                                 (103,826,567)       (87,160,923)
    Class B                                                                  (47,166,712)       (42,002,961)
    Class C                                                                   (3,028,269)        (2,641,893)
    Class I                                                                   (1,951,325)          (987,102)
    Class Y                                                                      (30,726)           (29,363)
------------------------------------------------------------------------------------------------------------
Total distributions                                                         (156,003,599)      (132,822,242)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                                   90,698,108        186,154,654
    Class B shares                                                            21,317,454         55,968,406
    Class C shares                                                             1,913,051          3,383,949
    Class I shares                                                             5,429,061         11,767,518
    Class Y shares                                                                48,247             82,648
Reinvestment of distributions at net asset value
    Class A shares                                                           102,571,027         86,153,624
    Class B shares                                                            46,381,202         41,351,458
    Class C shares                                                             2,943,852          2,544,957
    Class I shares                                                             1,949,775            985,864
    Class Y shares                                                                28,649             27,705
Payments for redemptions
    Class A shares                                                          (271,291,018)      (178,725,166)
    Class B shares (Note 2)                                                 (126,473,240)       (94,333,731)
    Class C shares (Note 2)                                                   (7,351,736)        (5,791,867)
    Class I shares                                                            (3,928,203)        (7,664,344)
    Class Y shares                                                               (77,909)           (56,785)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (135,841,680)       101,848,890
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     (112,463,233)        94,936,142
Net assets at beginning of year                                            1,125,191,415      1,030,255,273
------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 1,012,728,182    $ 1,125,191,415
============================================================================================================
Undistributed net investment income                                      $       327,324    $       266,349
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements


--------------------------------------------------------------------------------
24 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.24% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 25
--------------------------------------------------------------------------------
actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At May 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2006 was $344,124 representing 0.03% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


-------------------------------------------------------------------------------
26 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
-------------------------------------------------------------------------------

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 27
-------------------------------------------------------------------------------

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,540,342 and accumulated net realized gain has been decreased by $3,545,287 resulting in a net reclassification adjustment to increase paid-in capital by $4,945.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                    2006              2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income .....................       $15,977,856       $16,290,844
       Long-term capital gain ..............        87,848,711        70,870,079

CLASS B
Distributions paid from:
       Ordinary income .....................         7,254,089         7,846,326
       Long-term capital gain ..............        39,912,623        34,156,635

CLASS C
Distributions paid from:
       Ordinary income .....................           466,242           493,680
       Long-term capital gain ..............         2,562,027         2,148,213

CLASS I
Distributions paid from:
       Ordinary income .....................           300,209           184,434
       Long-term capital gain ..............         1,651,116           802,668

CLASS Y
Distributions paid from:
       Ordinary income .....................             4,728             5,486
       Long-term capital gain ..............            25,998            23,877

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.....................................   $29,780,501
Accumulated long-term gain (loss).................................   $96,656,627
Unrealized appreciation (depreciation)............................   $85,015,445


--------------------------------------------------------------------------------
28 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the exdividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $890,341 for the year ended May 31, 2006.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC and Metropolitan West Capital Management, LLC (Metropolitan West). Effective April 24, 2006, Metropolitan West replaced Royce & Associates, LLC and Goldman Sachs Asset Management, L.P. as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.08% to 0.06% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 29
--------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,140,037 for Class A, $474,247 for Class B and $2,358 for Class C for the year ended May 31, 2006.

Under an agreement, which was effective until May 31, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.59% for Class A, 2.35% for Class B, 2.35% for Class C, 1.21% for Class I and 1.42% for Class Y of the Fund's average daily net assets. Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class A, 2.18% for Class B, 2.18% for Class C, 1.06% for Class I and 1.24% for Class Y of the Fund's average daily net assets. For the year ended May 31, 2006, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $49,524 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $786,894,860 and $1,017,905,345, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $1,821 for the year ended May 31, 2006.


--------------------------------------------------------------------------------
30 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED MAY 31, 2006
                                        CLASS A        CLASS B       CLASS C       CLASS I      CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                   13,233,824      3,199,631       286,641       782,772      7,048
Issued for reinvested distributions    16,543,667      7,730,254       489,821       310,474      4,591
Redeemed                              (39,799,868)   (19,064,456)   (1,109,011)     (617,306)   (11,086)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)               (10,022,377)    (8,134,571)     (332,549)      475,940        553
---------------------------------------------------------------------------------------------------------


                                                           YEAR ENDED MAY 31, 2005
                                        CLASS A        CLASS B       CLASS C       CLASS I      CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                   27,439,204      8,386,049       508,589     1,720,447     12,193
Issued for reinvested distributions    12,782,433      6,274,880       385,599       145,408      4,092
Redeemed                              (26,499,321)   (14,380,169)     (875,315)   (1,123,122)    (8,385)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                13,722,316        280,760        18,873       742,733      7,900
---------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $30,333,874 were on loan to brokers. For collateral, the Fund received $17,546,200 in cash and U.S. government securities valued at $14,311,438. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $480,055 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 31
--------------------------------------------------------------------------------

AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
32 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.62     $ 6.62     $ 5.04     $ 5.79        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)      (.02)      (.03)      (.03)         (.01)
Net gains (losses) (both realized and unrealized)                     1.10        .85       1.61       (.69)          .91
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.09        .83       1.58       (.72)          .90
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.67     $ 6.62     $ 6.62     $ 5.04        $ 5.79
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in millions)                              $ 685      $ 747      $ 656      $ 434         $ 381
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.49%      1.51%      1.51%      1.60%(d)      1.59%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.09%)     (.24%)     (.50%)     (.63%)        (.61%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.63%     12.30%     31.35%     (12.45%)      18.40%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 33
--------------------------------------------------------------------------------

CLASS B

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.45     $ 6.50     $ 4.97     $ 5.75        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.06)      (.06)      (.07)      (.06)         (.03)
Net gains (losses) (both realized and unrealized)                     1.11        .84       1.60       (.69)          .89
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05        .78       1.53       (.75)          .86
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.46     $ 6.45     $ 6.50     $ 4.97        $ 5.75
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $ 296      $ 348      $ 349      $ 255         $ 227
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.25%      2.28%      2.27%      2.36%(d)      2.36%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.82%)     (.99%)    (1.25%)    (1.38%)       (1.39%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.49%     11.72%     30.78%     (13.06%)      17.59%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
34 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS C

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                           2006       2005       2004       2003          2002(b)
Net asset value, beginning of period                                $ 6.47     $ 6.52     $ 4.99     $ 5.76        $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.05)      (.07)      (.07)      (.06)         (.03)
Net gains (losses) (both realized and unrealized)                     1.10        .85       1.60       (.68)          .90
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.05        .78       1.53       (.74)          .87
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.04)      (.83)        --       (.03)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 6.48     $ 6.47     $ 6.52     $ 4.99        $ 5.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $ 19       $ 21       $ 21       $ 16          $ 11
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      2.25%      2.28%      2.27%      2.36%(d)      2.36%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.82%)     (.99%)    (1.25%)    (1.38%)       (1.41%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               77%        70%        97%        50%           12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                      17.46%     11.70%     30.66%     (12.86%)      17.79%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 35
--------------------------------------------------------------------------------

CLASS I

--------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006        2005        2004(b)
Net asset value, beginning of period                                 $ 6.68      $ 6.65      $ 6.89
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .02          --        (.01)
Net gains (losses) (both realized and unrealized)                      1.09         .86        (.23)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.11         .86        (.24)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.04)       (.83)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.75      $ 6.68      $ 6.65
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $   13      $    9      $    4
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.00%       1.02%       1.02%(d)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .38%        .25%       (.04%)(d)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                77%         70%         97%
--------------------------------------------------------------------------------------------------------
Total return(e)                                                       17.76%      12.74%      (3.48%)(f)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

--------------------------------------------------------------------------------
36 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                            2006        2005        2004        2003        2002(b)
Net asset value, beginning of period                                 $ 6.66      $ 6.65      $ 5.06      $ 5.79      $ 4.89
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01        (.01)       (.02)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                      1.08         .85        1.61        (.68)        .91
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.09         .84        1.59        (.70)        .90
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                     (1.04)       (.83)         --        (.03)         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 6.71      $ 6.66      $ 6.65      $ 5.06      $ 5.79
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $--         $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.30%       1.34%       1.34%       1.40%(d)    1.42%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .09%       (.07%)      (.33%)      (.46%)      (.47%)(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                77%         70%         97%         50%         12%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       17.52%      12.42%      31.42%     (12.10%)     18.40%(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

--------------------------------------------------------------------------------
RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT --- 37
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
                                REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2006

--------------------------------------------------------------------------------
38 --- RIVERSOURCE SMALL CAP VALUE FUND --- 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Value Fund

MAY 31, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
AEROSPACE & DEFENSE (4.2%)
Boeing                                               20,400       $   1,698,300
General Dynamics                                     48,946           3,114,923
Honeywell Intl                                       57,425           2,364,762
Lockheed Martin                                      19,000           1,377,310
Northrop Grumman                                     37,209           2,406,678
Raytheon                                            134,637           6,173,107
Rockwell Collins                                      8,500             464,100
                                                                  --------------
Total                                                                17,599,180
--------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Honda Motor ADR                                      63,100(c)        2,084,193
--------------------------------------------------------------------------------

BEVERAGES (4.9%)
Anheuser-Busch Companies                             27,000           1,232,280
Coca-Cola                                           127,000           5,591,810
Coca-Cola Enterprises                               101,537           1,996,217
Diageo ADR                                           92,949(c)        6,152,295
PepsiCo                                              96,800           5,852,528
                                                                  --------------
Total                                                                20,825,130
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
MedImmune                                            69,884(b)        2,223,709
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
Bank of New York                                    180,710           6,004,993
Morgan Stanley                                        6,680             398,262
                                                                  --------------
Total                                                                 6,403,255
--------------------------------------------------------------------------------

CHEMICALS (2.3%)
Monsanto                                             66,439           5,591,506
Praxair                                              80,000           4,216,000
                                                                  --------------
Total                                                                 9,807,506
--------------------------------------------------------------------------------

COMMERCIAL BANKS (3.7%)
Bank of America                                     132,370           6,406,707
Commerce Bancorp                                     10,500             412,545
Marshall & Ilsley                                    36,040           1,634,054
Mitsubishi UFJ Financial Group ADR                  158,539(c)        2,181,497
PNC Financial Services Group                         29,371           2,023,956
SunTrust Banks                                       38,900           2,945,119
                                                                  --------------
Total                                                                15,603,878
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Waste Management                                    179,114       $   6,559,155
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Motorola                                            103,100           2,174,379
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.7%)
Hewlett-Packard                                     141,100           4,568,818
Sun Microsystems                                    578,389(b)        2,695,293
                                                                  --------------
Total                                                                 7,264,111
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor                                                59,144           5,184,563
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
Citigroup                                           140,400           6,921,720
JPMorgan Chase & Co                                 191,096           8,148,333
                                                                  --------------
Total                                                                15,070,053
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
AT&T                                                318,980           8,312,618
BellSouth                                           123,100           4,157,087
Embarq                                                    1(b)               40
Sprint Nextel                                        65,879           1,397,294
Verizon Communications                              124,600           3,888,766
                                                                  --------------
Total                                                                17,755,805
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.2%)
Ameren                                               50,800           2,514,092
PG&E                                                108,692           4,312,898
Southern                                             73,009           2,334,098
                                                                  --------------
Total                                                                 9,161,088
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
Emerson Electric                                     92,800           7,657,856
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.8%)
Baker Hughes                                         56,923           4,912,455
Schlumberger                                        167,736          10,998,449
                                                                  --------------
Total                                                                15,910,904
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
Kroger                                              352,569           7,090,163
Wal-Mart Stores                                      71,600           3,469,020
                                                                  --------------
Total                                                                10,559,183
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
8 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
FOOD PRODUCTS (4.4%)
Campbell Soup                                       202,074       $   7,110,984
Kellogg                                              35,951           1,693,292
Kraft Foods Cl A                                    300,951           9,961,478
                                                                  --------------
Total                                                                18,765,754
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
Baxter Intl                                         154,289           5,816,696
Boston Scientific                                   223,408(b)        4,620,077
Medtronic                                            63,653           3,213,840
                                                                  --------------
Total                                                                13,650,613
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Medco Health Solutions                               14,400(b)          776,160
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (5.7%)
Clorox                                               65,921(e)        4,165,548
Kimberly-Clark                                       81,400           4,938,538
Procter & Gamble                                    273,760          14,851,480
                                                                  --------------
Total                                                                23,955,566
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.1%)
General Electric                                    255,122           8,740,480
--------------------------------------------------------------------------------

INSURANCE (3.7%)
ACE                                                  46,000(c)        2,381,420
AFLAC                                               107,800           5,045,040
Allstate                                             18,700           1,028,687
American Intl Group                                  80,113           4,870,870
XL Capital Cl A                                      34,100(c)        2,157,848
                                                                  --------------
Total                                                                15,483,865
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
IAC/InterActiveCorp                                 131,100(b)        3,386,313
--------------------------------------------------------------------------------

IT SERVICES (2.0%)
Automatic Data Processing                           153,981           7,001,516
Electronic Data Systems                              59,143           1,450,186
                                                                  --------------
Total                                                                 8,451,702
--------------------------------------------------------------------------------

MACHINERY (4.1%)
Caterpillar                                          46,580           3,398,011
Deere & Co                                           43,741           3,744,230
Dover                                                23,400           1,142,856
Eaton                                                28,955           2,129,351
Pall                                                 56,272           1,693,224
Parker Hannifin                                      68,681           5,358,491
                                                                  --------------
Total                                                                17,466,163
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                          SHARES               VALUE(a)
MEDIA (2.2%)
Comcast Special Cl A                                232,500(b)    $   7,440,000
Tribune                                              61,305           1,829,341
                                                                  --------------
Total                                                                 9,269,341
--------------------------------------------------------------------------------

METALS & MINING (3.6%)

Barrick Gold                                        208,481(c,e)      6,381,603
Newmont Mining                                      167,000           8,709,050
                                                                  --------------
Total                                                                15,090,653
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Federated Dept Stores                                23,900           1,740,637
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.4%)
BP ADR                                               60,900(c)        4,305,630
El Paso                                             233,651           3,637,946
Exxon Mobil                                         315,980          19,246,342
                                                                  --------------
Total                                                                27,189,918
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (2.1%)
Intl Paper                                          255,000           8,664,900
--------------------------------------------------------------------------------

PHARMACEUTICALS (12.9%)
Abbott Laboratories                                  64,250           2,743,475
AstraZeneca ADR                                      53,166(c)        2,814,608
GlaxoSmithKline ADR                                  96,169(c)        5,318,146
Johnson & Johnson                                    52,300           3,149,506
Merck & Co                                          125,700           4,184,553
Novartis ADR                                        189,700(c)       10,524,556
Pfizer                                              380,109           8,993,379
Schering-Plough                                     130,197           2,481,555
Teva Pharmaceutical Inds ADR                        105,561(c)        3,843,476
Wyeth                                               236,900          10,835,806
                                                                  --------------
Total                                                                54,889,060
--------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Union Pacific                                        62,200           5,772,160
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Fannie Mae                                           56,578           2,814,756
Freddie Mac                                          47,800           2,869,912
                                                                  --------------
Total                                                                 5,684,668
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $352,202,862)                                              $ 410,821,901
--------------------------------------------------------------------------------


                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.7%)(f)
--------------------------------------------------------------------------------
ISSUER                             EFFECTIVE       AMOUNT              VALUE(a)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
Amsterdam Funding
   06-01-06                          5.09%      $ 5,000,000(d)    $   4,999,294
Chesham Finance LLC
   06-26-06                          5.05         1,700,000           1,693,824
Jupiter Securitization
   06-13-06                          5.02         3,000,000(d)        2,994,572
Morgan Stanley & Co
   06-07-06                          5.03         3,000,000           2,997,066

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                             EFFECTIVE       AMOUNT              VALUE(a)
                                     YIELD       PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER (CONT.)
Park Granada LLC
   06-01-06                          5.07%      $ 2,100,000(d)    $   2,099,704
Thames Asset Global
   Securitization #1
   06-07-06                          5.01         5,000,000(d)        4,995,129
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $19,782,362)                                               $  19,779,589
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $371,985,224)(g)                                           $ 430,601,490
================================================================================

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2006, the value of foreign securities represented 11.4% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $15,088,699 or 3.6% of net assets.

(e) At May 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 5 to the financial statements. 2.4% of net assets is the Fund's cash equivalent position.

(g) At May 31, 2006, the cost of securities for federal income tax purposes was $373,754,813 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  63,918,768
Unrealized depreciation                                              (7,072,091)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $  56,846,677
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
10 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Value Fund

MAY 31, 2006

----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $371,985,224)                                                                       $ 430,601,490
Capital shares receivable                                                                                       9,024
Dividends and accrued interest receivable                                                                     837,496
Receivable for investment securities sold                                                                   2,794,902
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                              434,242,912
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                              25,772
Capital shares payable                                                                                         47,367
Payable for investment securities purchased                                                                 1,837,795
Payable upon return of securities loaned (Note 5)                                                           9,600,000
Accrued investment management services fee                                                                      8,389
Accrued distribution fee                                                                                       82,447
Accrued transfer agency fee                                                                                       156
Accrued administrative services fee                                                                               689
Other accrued expenses                                                                                        100,559
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                          11,703,174
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                      $ 422,539,738
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                $     787,379
Additional paid-in capital                                                                                345,412,597
Undistributed net investment income                                                                         2,125,282
Accumulated net realized gain (loss)                                                                       15,598,214
Unrealized appreciation (depreciation) on investments                                                      58,616,266
----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                $ 422,539,738
======================================================================================================================
Net assets applicable to outstanding shares:                           Class A                          $ 221,591,869
                                                                       Class B                          $ 106,232,019
                                                                       Class C                          $   7,160,611
                                                                       Class I                          $  87,436,522
                                                                       Class Y                          $     118,717
Net asset value per share of outstanding capital stock:                Class A shares     41,066,770    $        5.40
                                                                       Class B shares     20,212,427    $        5.26
                                                                       Class C shares      1,358,478    $        5.27
                                                                       Class I shares     16,078,349    $        5.44
                                                                       Class Y shares         21,893    $        5.42
----------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                       $   9,281,500
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Value Fund

YEAR ENDED MAY 31, 2006
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                               $   9,071,017
Interest                                                                                                      499,018
Fee income from securities lending (Note 5)                                                                    13,975
   Less foreign taxes withheld                                                                                (45,780)
----------------------------------------------------------------------------------------------------------------------
Total income                                                                                                9,538,230
----------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                          3,018,867
Distribution fee
   Class A                                                                                                    623,643
   Class B                                                                                                  1,258,485
   Class C                                                                                                     84,477
Transfer agency fee                                                                                           738,009
Incremental transfer agency fee
   Class A                                                                                                     47,282
   Class B                                                                                                     43,132
   Class C                                                                                                      2,484
Service fee -- Class Y                                                                                            125
Administrative services fees and expenses                                                                     285,079
Compensation of board members                                                                                  10,561
Custodian fees                                                                                                 76,350
Printing and postage                                                                                          124,275
Registration fees                                                                                              45,639
Audit fees                                                                                                     21,500
Other                                                                                                          16,907
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                              6,396,815
   Earnings credits on cash balances (Note 2)                                                                 (20,164)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                          6,376,651
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                             3,161,579
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          44,705,986
   Foreign currency transactions                                                                                2,202
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                    44,708,188
Net change in unrealized appreciation (depreciation) on investments                                         4,224,875
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                             48,933,063
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                         $  52,094,642
======================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Value Fund

YEAR ENDED MAY 31,                                                                          2006             2005
----------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       $    3,161,579    $   2,230,285
Net realized gain (loss) on investments                                                   44,708,188       28,864,376
Net change in unrealized appreciation (depreciation) on investments                        4,224,875        2,376,324
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           52,094,642       33,470,985
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
      Class A                                                                             (1,331,261)      (1,212,679)
      Class I                                                                               (671,792)        (285,978)
      Class Y                                                                                   (695)            (883)
   Net realized gain
      Class A                                                                            (24,495,987)              --
      Class B                                                                            (12,485,323)              --
      Class C                                                                               (866,694)              --
      Class I                                                                             (6,936,572)              --
      Class Y                                                                                (10,721)              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (46,799,045)      (1,499,540)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                                28,046,358       64,709,091
   Class B shares                                                                          7,310,129       25,187,973
   Class C shares                                                                            677,479        1,278,099
   Class I shares                                                                         32,832,716       43,586,939
   Class Y shares                                                                              5,000           34,036
Reinvestment of distributions at net asset value
   Class A shares                                                                         25,413,919        1,186,629
   Class B shares                                                                         12,307,413               --
   Class C shares                                                                            842,988               --
   Class I shares                                                                          7,607,783          285,940
   Class Y shares                                                                             10,212              820
Payments for redemptions
   Class A shares                                                                       (102,023,150)     (66,342,690)
   Class B shares (Note 2)                                                               (60,497,822)     (43,826,032)
   Class C shares (Note 2)                                                                (3,582,703)      (2,219,305)
   Class I shares                                                                         (1,439,503)      (6,333,436)
   Class Y shares                                                                            (58,853)          (1,087)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                        (52,548,034)      17,546,977
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (47,252,437)      49,518,422
Net assets at beginning of year                                                          469,792,175      420,273,753
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                             $  422,539,738    $ 469,792,175
======================================================================================================================
Undistributed net investment income                                                   $    2,125,282    $     965,249
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Value Fund

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Managers Series, Inc. (formerly AXP Partners Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At May 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 20.69% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices,


--------------------------------------------------------------------------------
14 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------
as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 15
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,202 and accumulated net realized gain has been decreased by $2,202.


--------------------------------------------------------------------------------
16 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                                                         2006             2005
----------------------------------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income .............................................................      $    1,924,683    $   1,212,679
   Long-term capital gain ......................................................          23,902,565               --

CLASS B
Distributions paid from:
   Ordinary income .............................................................             302,930               --
   Long-term capital gain ......................................................          12,182,393               --

CLASS C
Distributions paid from:
   Ordinary income .............................................................              23,018               --
   Long-term capital gain ......................................................             843,676               --

CLASS I
Distributions paid from:
   Ordinary income .............................................................             839,832          285,978
   Long-term capital gain ......................................................           6,768,532               --

CLASS Y
Distributions paid from:
   Ordinary income .............................................................                 955              883
   Long-term capital gain ......................................................              10,461               --

At May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ..................................................                        $   4,311,212
Accumulated long-term gain (loss) ..............................................                        $  15,181,873
Unrealized appreciation (depreciation) .........................................                        $  56,846,677

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 17
--------------------------------------------------------------------------------

2.EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that decline from 0.73% to 0.60% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $282,436 for the year ended May 31, 2006.

The Investment Manager has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
18 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $280,390 for Class A, $193,656 for Class B and $646 for Class C for the year ended May 31, 2006.

Effective as of June 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustments, will not exceed 1.23% for Class A, 2.00% for Class B, 2.00% for Class C, 0.88% for Class I and 1.06% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2006, the Fund's custodian and transfer agency fees were reduced by $20,164 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3.SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $199,683,901 and $286,824,194, respectively, for the year ended May 31, 2006. Realized gains and losses are determined on an identified cost basis.

4.CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             YEAR ENDED MAY 31, 2006
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                       5,127,418      1,372,669     127,671     5,980,958        929
Issued for reinvested distributions        4,944,341      2,451,676     167,592     1,471,525      1,979
Redeemed                                 (18,762,180)   (11,380,865)   (675,955)     (268,311)   (10,528)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (8,690,421)    (7,556,520)   (380,692)    7,184,172     (7,620)
---------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED MAY 31, 2005
                                           CLASS A        CLASS B       CLASS C      CLASS I     CLASS Y
---------------------------------------------------------------------------------------------------------
Sold                                      12,568,437      4,930,581     249,799     8,337,680      6,619
Issued for reinvested distributions          217,734             --          --        52,179        150
Redeemed                                 (12,653,308)    (8,653,018)   (427,333)   (1,155,532)      (214)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                      132,863     (3,722,437)   (177,534)    7,234,327      6,555
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 19
--------------------------------------------------------------------------------

5.LENDING OF PORTFOLIO SECURITIES

At May 31, 2006, securities valued at $9,281,500 were on loan to brokers. For collateral, the Fund received $9,600,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $13,975 for the year ended May 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6.BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended May 31, 2006.

7.INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


--------------------------------------------------------------------------------
20 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 21
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.36       $ 5.00      $ 4.19      $ 4.56       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .04          .02         .01         .01          .01
Net gains (losses) (both realized and unrealized)                     .60          .36         .81        (.38)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .64          .38         .82        (.37)        (.24)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.04)        (.02)       (.01)         --           --
Tax return of capital                                                (.56)          --          --          --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.60)        (.02)       (.01)         --         (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.40       $ 5.36      $ 5.00      $ 4.19       $ 4.56
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  222       $  267      $  248      $  185       $  152
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net asset(c)                      1.26%        1.29%       1.37%(d)    1.34%(d)     1.34%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .85%         .72%        .37%        .51%         .30%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.41%        7.66%      19.56%      (8.09%)      (5.09%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.38%, 1.42% and 1.67% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
22 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.25       $ 4.91      $ 4.14      $ 4.54       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         (.02)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .56          .36         .78        (.39)        (.26)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .57          .34         .77        (.40)        (.27)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.26       $ 5.25      $ 4.91      $ 4.14       $ 4.54
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  106       $  146      $  154      $  121       $  102
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%        2.06%       2.13%(d)    2.11%(d)     2.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .08%        (.06%)      (.40%)      (.27%)       (.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.46%        6.92%      18.60%      (8.81%)      (5.61%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 23
--------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.26       $ 4.92      $ 4.15      $ 4.55       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01         (.02)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                     .56          .36         .78        (.39)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .57          .34         .77        (.40)        (.26)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.27       $ 5.26      $ 4.92      $ 4.15       $ 4.55
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    7       $    9      $    9      $    7       $    7
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     2.02%        2.05%       2.13%(d)    2.11%(d)     2.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     .12%        (.05%)      (.39%)      (.26%)       (.46%)(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     11.44%        6.91%      18.55%      (8.79%)      (5.39%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.14%, 2.18% and 2.43% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
24 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

CLASS I
-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005         2004(b)
Net asset value, beginning of period                               $ 5.40       $ 5.02       $ 5.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .07          .04          .03
Net gains (losses) (both realized and unrealized)                     .59          .38         (.22)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                      .66          .42         (.19)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.06)        (.04)          --
Distributions from realized gains                                    (.56)          --           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                  (.62)        (.04)          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.44       $ 5.40       $ 5.02
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   87       $   48       $    8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      .80%         .85%         .93%(d),(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.34%        1.24%        1.12%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%          34%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.81%        8.36%       (3.65%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.03% for the period ended May 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------
RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 25
--------------------------------------------------------------------------------

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended May 31,                                          2006         2005        2004        2003         2002(b)
Net asset value, beginning of period                               $ 5.38       $ 5.02      $ 4.21      $ 4.57       $ 4.81
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .05          .03         .02         .02          .01
Net gains (losses) (both realized and unrealized)                     .59          .36         .80        (.38)        (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .64          .39         .82        (.36)        (.24)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.04)        (.03)       (.01)         --           --
Distributions from realized gains                                    (.56)          --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.60)        (.03)       (.01)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 5.42       $ 5.38      $ 5.02      $ 4.21       $ 4.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   --       $   --      $   --      $   --       $   --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                     1.07%        1.12%       1.19%(d)    1.16%(d)     1.11%(d),(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    1.04%         .90%        .59%        .67%         .56%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              46%          40%         34%         46%          41%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                     12.48%        7.79%      19.59%      (7.84%)      (4.89%)(g)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.24% and 1.49% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


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26 - RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Value Fund (a series of RiverSource Managers Series, Inc.) as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2006, and the financial highlights for each of the years in the four-year period ended May 31, 2006 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Value Fund as of May 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

July 20, 2006


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RIVERSOURCE VALUE FUND - 2006 ANNUAL REPORT - 27
--------------------------------------------------------------------------------

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation filed electronically as Exhibit (a) on March 29, 2001 to Registration Statement is incorporated by reference.

(a)(2) Articles of Amendment to the Articles of Incorporation dated November 14, 2002, file electronically as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(a)(3) Articles of Amendment to the Articles of Incorporation, dated April 21, 2006, filed electronically on or about May 24, 2006 as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(b) By-laws filed electronically as Exhibit (b) on March 29, 2001 to Registration Statement is incorporated by reference.

(c)      Stock Certificate: Not applicable

(d)(1) Investment Management Services Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Investments, LLC filed electronically on or about May 24, 2006 as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(2) Subadvisory Agreement, dated March 1, 2006, between Davis Selected Advisers, L.P. and RiverSource Investments, LLC filed electronically on or about April 21, 2006 as Exhibit (d)(19) to AXP Variable Portfolio - Partners Series, Inc. Post-Effective Amendment No. 15 to Registration Statement No. 333-61346 is incorporated by reference.

(d)(3) Amendment One to Subadvisory Agreement, dated April 24, 2006, between Davis Selected Advisers, L.P. and RiverSource Investments, LLC filed electronically on or about May 24, 2006 as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(4) Subadvisory Agreement, dated June 7, 2001, between American Express Financial Corporation and Lord Abbett & Co. filed electronically as Exhibit (d)(5) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(d)(5) Amendment to Subadvisory Agreement, dated Dec. 12, 2003, between American Express Financial Corporation and Lord, Abbett & Co. filed electronically as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(6) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Lord, Abbett & Co. filed electronically on or about May 24, 2006 as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(7) Subadvisory Agreement, dated Feb. 28, 2002, between American Express Financial Corporation and GAMCO Investors, Inc. filed electronically as Exhibit (d)(7) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(d)(8) Restated Amendment Number Two, dated July 10, 2003, to Subadvisory Agreement between American Express Financial Corporation and GAMCO Investors, Inc. filed electronically as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(9) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and GAMCO Investors, Inc. filed electronically on or about May 24, 2006 as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(10) Subadvisory Agreement, dated Feb. 28, 2002, between American Express Financial Corporation and Wellington Management Company, LLP filed electronically as Exhibit (d)(9) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(d)(11) Subadvisory Agreement, dated April 26, 2005, between American Express Financial Corporation and Wellington Management Company, LLP, dated April 26, 2005, filed electronically on or about May 26, 2005 as Exhibit (d)(18) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(12) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., Wellington Management Company, LLP and RiverSource Investments, LLC filed electronically on or about Dec. 21, 2005 as Exhibit (d)(19) to AXP Partners International Series, Inc. Post-Effective Amendment No. 12 to Registration Statement No. 333-64010 is incorporated by reference.

(d)(13) Subadvisory Agreement by and between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 26, 2004 as Exhibit (d)(6) to AXP Strategy Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(14) Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(8) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(15) Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC and Turner Investment Partners, Inc., dated Oct. 1, 2005, filed electronically on or about May 24, 2006 as Exhibit (d)(9) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(16) Amendment Two, dated Nov. 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(10) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(17) Subadvisory Agreement, dated April 7, 2003, between American Express Financial Corporation and American Century Investment Management, Inc. filed electronically as Exhibit (d)(11) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(d)(18) Amendment to Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc., dated December 12, 2003, filed electronically as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(19) Amendment Two, dated Nov. 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC and American Century Investment Management, Inc. filed electronically on or about May 24, 2006 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(20) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and American Century Investment Management, Inc. filed electronically on or about May 24, 2006 as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(21) Subadvisory Agreement, dated April 16, 2003, between American Express Financial Corporation and Goldman Sachs Asset Management, L.P. filed electronically as Exhibit (d)(12) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(d)(22) Amendment to Subadvisory Agreement, dated July 21, 2003, between American Express Financial Corporation and Goldman Sachs Asset Management, L.P. filed electronically as Exhibit (d)(17) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-57852 on Dec. 12, 2003 is incorporated by reference.

(d)(23) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Goldman Sachs Asset Management, L.P. filed electronically on or about May 24, 2006 as Exhibit (d)(23) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(24) Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(25) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Donald Smith & Co., Inc. filed electronically on or about May 24, 2006 as Exhibit (d)(25) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(26) Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(27) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Barrow, Hanley, Mewhinney & Strauss, Inc. filed electronically on or about May 24, 2006 as Exhibit (d)(27) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(28) Subadvisory Agreement between American Express Financial Corporation and Franklin Portfolio Associates LLC, dated March 12, 2004, filed electronically as Exhibit (d)(21) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(d)(29) Subadvisory Transfer Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC and Franklin Portfolio Associates, LLC filed electronically on or about May 24, 2006 as Exhibit (d)(29) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(30) Subadvisory Agreement, dated June 1, 2006, between RiverSource Investments, LLC and Metropolitan West Capital Management, LLC is filed electronically herewith as Exhibit (d)(30) to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-57852.

(e) Distribution Agreement, amended and restated, dated May 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 24, 2006 as Exhibit (e) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(f)      Bonus or Profit Sharing Contracts: Not Applicable.

(g)(1) Custodian Agreement, amended and restated, dated May 1, 2006, between Registrant and Ameriprise Trust Company filed electronically on or about May 24, 2006 as Exhibit (g)(1) to

         RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(g)(2) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(g)(3) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(4) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(5) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Board Services Agreement, dated Jan. 11, 2006, between RiverSource Funds and Board Services Corporation filed electronically on or about March 29, 2006 as Exhibit (h)(1) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 35 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(2) Administrative Services Agreement, amended and restated, dated May 1, 2006, between Registrant and Ameriprise Financial, Inc. filed electronically on or about May 24, 2006 as Exhibit (h)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93754 is incorporated by reference.

(h)(3) Transfer Agency Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Service Corporation filed electronically on or about May 24, 2006 as Exhibit (h)(3) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93754 is incorporated by reference.

(h)(4) Class Y Shareholder Service Agreement, amended and restated, dated May 1, 2006 between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 24, 2006 as Exhibit (h)(4) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93754 is incorporated by reference.

(h)(5) Agreement and Plan of Reorganization between AXP Progressive Series, Inc., on behalf of AXP Progressive Fund, and AXP Partners Series, Inc., on behalf of AXP Partners Select Value Fund, dated Jan. 8, 2004, filed electronically on or about July 29, 2004 as Exhibit (h)(14) to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-57852 is incorporated by reference.

(h)(6) Agreement and Plan of Reorganization between AXP Strategy Series, Inc., on behalf of RiverSource Strategy Aggressive Fund, and AXP Partners Series, Inc., on behalf of RiverSource Aggressive Growth Fund, dated Nov. 10, 2005, filed electronically on or about May 24, 2006 as Exhibit
         (h)(9) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(h)(7) Agreement and Plan of Reorganization between AXP Discovery Series, Inc., on behalf of RiverSource Discovery Fund, and AXP Partners Series, Inc., on behalf of RiverSource Small Cap Equity Fund, dated Nov. 10, 2005, filed electronically on or about May 24, 2006 as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(h)(8) License Agreement, amended and restated, dated May 1, 2006, between Ameriprise Financial, Inc. and RiverSource Funds filed electronically on or about May 24, 2006 as Exhibit (h)(5) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(9) Master Fee Cap/Fee Waiver Agreement dated Oct. 1, 2005, as amended June 1, 2006 between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc. and the RiverSource Funds filed electronically on or about July 25, 2006, as Exhibit (h)(7) to RiverSource Government Income Series, Inc. Post-Effective Amendment No. 42 to Registration Statement No. 2-96512 is incorporated by reference.


(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreement: Not Applicable.

(m) Plan and Agreement of Distribution, amended and restated, dated May 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 24, 2006 as Exhibit (m) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(n) Rule 18f - 3 Plan, amended and restated, dated May 1, 2006, filed electronically on or about May 24, 2006 as Exhibit (n) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc. Post-Effective Amendment No. 42 to Registration Statement No. 2-93745, is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated Jan. 2006 and April 2006, filed electronically on or about June 27, 2006 as Exhibit (p)(2) to RiverSource Short Term Investments Series, Inc. Registration Statement No. 811-21914 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 for RiverSource Fundamental Value Fund's Subadviser Davis Selected Advisers, L.P., as amended effective Feb. 1, 2005, filed electronically on or about April 21, 2006, as Exhibit (p)(8) to AXP Variable Portfolio - Partners Series, Inc. Post-Effective Amendment No. 15 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 for RiverSource Value Fund's and RiverSource Small Cap Equity Fund's Subadviser Lord Abbett, dated as of November 2003, filed electronically as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(p)(5) Code of Ethics adopted under Rule 17j-1, dated Feb. 2006, for RiverSource Select Value Fund's Subadviser GAMCO Investors, Inc. is filed electronically herewith as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-57852.

(p)(6) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Equity Fund's and RiverSource Fundamental Growth Fund's Subadviser Wellington Management Company, LLP, revised as of Jan. 1, 2005, filed electronically on or about May 26, 2005 as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(p)(7) Code of Ethics adopted under Rule 17j-1 for RiverSource Aggressive Growth Fund Subadviser Turner Investments Partners, Inc., dated January 1, 2005, filed electronically on or about May 24, 2006 as Exhibit
         (p)(5) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(p)(8) Code of Ethics adopted under Rule 17j-1 for RiverSource Aggressive Growth Fund's and RiverSource Small Cap Equity Fund's Subadviser American Century Investment Management, Inc., dated Sept. 2005 is filed electronically herewith as Exhibit (p)(8) to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-57852.

(p)(9) Code of Ethics adopted under Rule 17j-1 for RiverSource Fundamental Growth Fund's and RiverSource Small Cap Value Fund's Subadviser Goldman Sachs revised as of Feb. 23, 2005 filed electronically on or about May 24, 2006 as Exhibit (p)(9) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(p)(10) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Value Fund's Subadviser Donald Smith & Co., Inc., adopted Jan. 1, 2005, filed electronically on or about May 24, 2006 as Exhibit (p)(10) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(p)(11) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Value Fund's Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated Dec. 2005, is filed electronically herewith as Exhibit (p)(11) to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-57852.

(p)(12) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Value Fund's Subadviser Franklin Portfolio, dated Feb. 2006, is filed electronically herewith as Exhibit (p)(12) to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-57852.

(p)(13) Code of Ethics adopted under Rule 17j-1 for RiverSource Small Cap Value Fund's Subadviser Metropolitan West, Capital Management, LLC is filed electronically herewith as Exhibit (p)(13) to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-57852.


(q)(1) Directors/Trustees Power of Attorney to sign amendments to this Registration Statement, dated April 12, 2006, filed electronically on or about May 24, 2006 as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) on July 26, 2002 to Post-Effective Amendment No. 4 is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-57852, filed on or about Dec. 20, 2002 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (RiverSource Investments, LLC.)

Directors and officers of RiverSource Investments, LLC. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Neysa M. Alecu                 Advisory Capital Partners LLC                                   Anti-Money Laundering
Anti-Money Laundering                                                                          Officer
Officer
                               Advisory Capital Strategies                                     Anti-Money Laundering
                               Group Inc.                                                      Officer

                               Advisory Convertible Arbitrage                                  Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Anti-Money Laundering
                                                                                               Officer

                               American Enterprise                                             Anti-Money Laundering
                               Investment Services, Inc.                                       Officer

                               American Enterprise Life Insurance                              Anti-Money Laundering
                               Company                                                         Officer

                               American Enterprise REO 1 LLC                                   Anti-Money Laundering
                                                                                               Officer

                               American Express Asset Management                               Anti-Money Laundering
                               International, Inc.                                             Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Alabama Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Arizona Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Idaho Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Maryland Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Massachusetts Inc.                                    Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Nevada Inc.                                           Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of New Mexico Inc.                                       Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Oklahoma Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Texas Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Wyoming Inc.                                          Officer

                               American Partners Life                                          Anti-Money Laundering
                               Insurance Company                                               Officer

                               Ameriprise Auto & Home Insurance                                Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Anti-Money Laundering

                               Ameriprise Financial Services,                                  Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General                                           Anti-Money Laundering
                               Partner LLC                                                     Officer

                               IDS Capital Holdings Inc.                                       Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Anti-Money Laundering
                                                                                               Officer

Ward D. Armstrong              Ameriprise Express Asset                                        Director
Director and Senior            Management International Inc.
Vice President

                               Ameriprise Financial Inc.                                       Senior Vice President -
                                                                                               Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

John M. Baker                  Ameriprise Financial Inc.                                       Vice President - Plan Sponsor
Vice President                                                                                 Services

                               Ameriprise Financial                                            Vice President - Chief Client
                               Services Inc.                                                   Service Officer

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dimitris Bertsimas             None                                                            None
Vice President and Senior
Portfolio Manager

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Treasurer
                               Advisory Capital Strategies                                     Treasurer
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Centurion Life                                         Vice President and Treasurer
                               Assurance Company

                               American Enterprise Life                                        Vice President and Treasurer
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Kentucky Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Maryland Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Pennsylvania Inc.

                               American Partners Life                                          Vice President and Treasurer
                               Insurance Company

                               Ameriprise Auto & Home Insurance                                Treasurer
                               Agency Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               Ameriprise Financial Inc.                                       Executive Vice President and
                                                                                               Chief Financial

                               Ameriprise Financial                                            Director
                               Services Inc.

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments Inc.

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Centurion Life                                         Senior Vice President - Corporate Tax
                               Assurance Company

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise Life                                        Senior Vice President - Corporate Tax
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               American Partners Life                                          Senior Vice President - Corporate Tax
                               Insurance Company

                               Ameriprise Financial Inc.                                       Senior Vice President - Corporate Tax

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               Ameriprise Insurance Company                                    Senior Vice President - Corporate Tax

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               IDS Life Insurance Company                                      Senior Vice President - Corporate Tax

                               IDS Life Insurance Company of                                   Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kevin J. Callahan              None                                                            None
Vice President

Robert D. Ewing                Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

Peter A. Gallus                Advisory Capital Partners LLC                                   President, Chief Operating Officer
Senior Vice President,                                                                         and Chief Compliance Officer
Chief Operating Officer
and Assistant Treasurer        Advisory Capital Strategies                                     Director, President, Chief Operating
                               Group Inc.                                                      Officer and Chief Compliance Officer

                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Ameriprise Financial Inc.                                       Vice President - Investment
                                                                                               Administration

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               IDS Capital Holdings Inc.                                       Vice President and Controller

                               Kenwood Capital Management LLC                                  Manager

Jim Hamalainen                 Ameriprise Financial Inc.                                       Assistant Treasurer
Vice President - Asset
Liability Management

James C. Jackson               None                                                            None
Vice President and Senior
Portfolio Manager

Christopher P. Keating         None                                                            None
Head of Institutional Sales,
Client Service and
Consultant Relationships

Michelle M. Keeley             American Centurion Life                                         Vice President-Investments
Director and Senior Vice       Assurance Company
President - Fixed Income
                               American Enterprise Life                                        Vice President-Investments
                               Insurance Company

                               American Express                                                Director
                               Asset Management
                               International Inc.

                               American Partners Life                                          Vice President-Investments
                               Insurance Company

                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial Inc.                                       Senior Vice President-Fixed Income

                               Ameriprise Financial                                            Senior Vice President-Fixed Income
                               Services Inc.

                               Ameriprise Insurance Company                                    Vice President-Investments

                               AMEX Assurance Company                                          Vice President-Investments

                               IDS Life Insurance Company                                      Vice President-Investments

                               IDS Property Casualty Insurance                                 Vice President-Investments
                               Company

                               Kenwood Capital Management LLC                                  Manager

Brian J. McGrane               Advisory Capital Partners LLC                                   Vice President and Chief Financial
Vice President and                                                                             Officer
Chief Financial Officer        Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Enterprise Life                                        Director, Executive Vice President
                               Life Insurance Company                                          and Chief Financial Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Financial Inc.                                       Senior Vice President and Lead
                                                                                               Financial Officer Finance

                               Ameriprise Financial                                            Vice President and Lead
                               Services Inc.                                                   Financial Officer Finance

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               IDS Life Insurance Company                                      Director, Executive Vice President
                                                                                               and Chief Financial Officer

Paula R. Meyer                 Ameriprise Certificate                                          Director, President and
Senior Vice President          Company                                                         Chief Executive Officer

                               Ameriprise Financial Inc.                                       Senior Vice President - Mutual Funds

                               Ameriprise Financial                                            Senior Vice President and General
                               Services Inc.                                                   Manager - Mutual Funds

                               Ameriprise Trust Company                                        Director

                               Investors Syndicate                                             Director, President and Chief
                               Development Corp.                                               Executive Officer

                               RiverSource Distributors, Inc.                                  Director and Chief Operating Officer

                               RiverSource Service Corporation                                 Director

Thomas R. Moore                American Centurion Life                                         Secretary
Secretary                      Assurance Company

                               American Enterprise Investment                                  Secretary
                               Services Inc.

                               American Enterprise Life                                        Secretary
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Secretary

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               American Partners Life                                          Secretary
                               Insurance Company

                               Ameriprise Financial Inc.                                       Secretary

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               Ameriprise Trust Company                                        Secretary

                               IDS Cable Corporation                                           Secretary

                               IDS Cable II Corporation                                        Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               IDS Life Insurance Company                                      Secretary

                               IDS Life Insurance Company                                      Secretary
                               of New York

                               IDS Management Corporation                                      Secretary

                               IDS Realty Corporation                                          Secretary

                               IDS REO 1 LLC                                                   Secretary

                               IDS REO 2 LLC                                                   Secretary

                               Investors Syndicate                                             Secretary
                               Development Corporation

                               RiverSource Service Corporation                                 Secretary

                               RiverSource Tax Advantaged                                      Secretary
                               Investments Inc.

Thomas W. Murphy               American Centurion Life                                         Vice President - Investments
Vice President and Senior      Assurance Company
Portfolio Manager
                               American Enterprise Life                                        Vice President - Investments
                               Insurance Company

                               American Partners Life                                          Vice President - Investments
                               Insurance Company

                               Ameriprise Certificate Company                                  Vice President - Investments

                               Ameriprise Insurance Company                                    Vice President - Investments

                               AMEX Assurance Company                                          Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments
                               of New York

                               IDS Property Casualty                                           Vice President - Investments
                               Insurance Company

Patrick T. Olk                 None                                                            None
Vice President

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Anti-Money Laundering
Deputy Anti-Money                                                                              Officer
Laundering
Officer                        Advisory Capital Strategies Group                               Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Advisory Convertible Arbitrage                                  Deputy Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Deputy Anti-Money Laundering
                                                                                               Officer

                               American Enterprise Investment                                  Deputy Anti-Money Laundering
                               Services Inc                                                    Officer

                               American Enterprise Life                                        Deputy Anti-Money Laundering
                               Insurance Company                                               Officer

                               American Enterprise REO 1 LLC                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               American Express Asset Management                               Deputy Anti-Money Laundering
                               International Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Alabama Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Arizona Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Idaho Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Maryland Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Massachusetts Inc.                                           Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Nevada Inc.                                                  Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of New Mexico Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Oklahoma Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Texas Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Wyoming Inc.                                                 Officer

                               American Partners Life Insurance                                Deputy Anti-Money Laundering
                               Company                                                         Officer

                               Ameriprise Auto & Home Insurance                                Deputy Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Services,                                  Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General Partner LLC                               Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Capital Holdings Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors LLC                                    Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Deputy Anti-Money Laundering
                                                                                               Officer

Jennifer L. Ponce De Leon      None                                                            None
Vice President and Senior
Sector Manager High Yield

Warren E. Spitz                None                                                            None
Vice President and Senior
Portfolio Manager

Nainoor C. "Nick" Thakore      Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group, Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President, Chairman of the     Group Inc.
Board and Chief Investment
Officer                        American Express Asset                                          Director
                               Management International, Inc.

                               Ameriprise Financial Inc.                                       President - U.S. Asset Management
                                                                                               and Chief Investment Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Beth E. Weimer                 Ameriprise Financial Inc.                                       Vice President and Chief
Chief Compliance Officer                                                                       Compliance Officer

                               Ameriprise Financial                                            Vice President and Chief
                               Services Inc.                                                   Compliance Officer -
                                                                                               Asset Management and
                                                                                               Insurance

                               American Enterprise Life Insurance                              Chief Compliance Officer - Insurance
                               Company                                                         Separate Accounts

                               American Centurion Life Assurance                               Chief Compliance Officer - Insurance
                               Company                                                         Separate Accounts

                               IDS Life Insurance Company                                      Chief Compliance Officer - Insurance
                                                                                               Separate Accounts

                               IDS Life Insurance Company of                                   Chief Compliance Officer - Insurance
                               New York                                                        Separate Accounts

                               American Express Asset                                          Chief Compliance Officer
                               Management International

                               Kenwood Capital                                                 Chief Compliance Officer
                               Management LLC

                               RiverSource Distributors Inc.                                   Chief Compliance Officer

                               RiverSource                                                     Chief Compliance Officer
                               Service Corporation

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. acts as principal underwriter for the following investment companies:

          AXP Stock Series, Inc.; RiverSource California Tax-Exempt Trust;
          RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.;
          RiverSource Diversified Income Series, Inc.; RiverSource Equity
          Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government
          Income Series, Inc.; RiverSource High Yield Income Series, Inc.;
          RiverSource Income Series, Inc.; RiverSource International Managers
          Series, Inc.; RiverSource International Series, Inc.; RiverSource
          Investment Series, Inc.; RiverSource Large Cap Series, Inc.;
          RiverSource Managers Series, Inc.; RiverSource Market Advantage
          Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource
          Retirement Series Trust; RiverSource Sector Series, Inc.;
          RiverSource Selected Series, Inc.; RiverSource Special Tax-Exempt
          Series Trust; RiverSource Strategic Allocation Series; Inc.,
          RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income
          Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.;
          RiverSource Tax-Exempt Series, Inc.; Growth Trust; Growth and
          Income Trust; Income Trust; Ameriprise Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:
         Name and Principal                        Position and Offices with                 Offices with Registrant
         Business Address*                         Underwriter
         Neysa M. Alecu                            Anti-Money Laundering Officer             Anti-Money Laundering Officer

         Gumer C. Alvero                           Senior Vice President - General           None
                                                   Manager Annuities

         Ward D. Armstrong                         Senior Vice President -                   None
                                                   Retirement Services and
                                                   Asset Management Group

         John M. Baker                             Vice President - Chief                    None
                                                   Client Service Officer

         Timothy V. Bechtold                       Senior Vice President -                   None
                                                   Insurance Products

         Arthur H. Berman                          Senior Vice President and Treasurer       None

         Walter S. Berman                          Director                                  Treasurer

         Leslie H. Bodell                          Vice President - Technologies I           None

         Rob Bohli                                 Group Vice President -                    None
         10375 Richmond Avenue #600                South Texas
         Houston, TX 77042

         Walter K. Booker                          Group Vice President -                    None
         61 South Paramus Road                     New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ 07652

         Bruce J. Bordelon                         Group Vice President -                    None
         1333 N. California Blvd.,                 Northern California
         Suite 200
         Walnut Creek, CA 94596

         Randy L. Boser                            Vice President - Mutual Fund              None
                                                   Business Development

         Richard N. Bush                           Senior Vice President -
                                                   Corporate Tax

         Kenneth J. Ciak                           Vice President and                        None
         IDS Property Casualty                     General Manager - IDS
         1400 Lombardi Avenue                      Property Casualty
         Green Bay, WI 54304

         Paul A. Connolly                          Vice President - RL HR/US Retail          None

         James M. Cracchiolo                       Director and Chairman of                  None
                                                   the Board

         Colleen Curran                            Vice President and                        None
                                                   Assistant General Counsel

         Scott M. DiGiammarino                     Group Vice President -                    None
         Suite 500, 8045 Leesburg                  Washington D.C./Baltimore
         Pike
         Vienna, VA 22182

         Paul James Dolan                          Vice President - CAO Product Sales

         William J. Emptage                        Vice President - Strategic Planning       None

         Benjamin R. Field                         Vice President - Finance                  None
                                                   Education and Planning Services

         Giunero Floro                             Vice President - Creative                 None
                                                   Services

         Terrence J. Flynn                         Vice President - Brokerage &              None
                                                   Clearing Operations

         Jeffrey P. Fox                            Vice President - Investment               Treasurer
                                                   Accounting

         Laura C. Gagnon                           Vice President - Investor Relations       None

         Peter A. Gallus                           Vice President - CAO - Ameriprise         None
                                                   Financial Services Investment
                                                   Management

         Gary W. Gassmann                          Group Vice President -                    None
         2677 Central Park Boulevard               Detroit Metro
         Suite 350
         Southfield, MN 48076

         John C. Greiber                           Group Vice President -                    None
                                                   Minnesota/Iowa

         Martin T. Griffin                         Vice President and National Sales         None
                                                   Manager External Channel

         Steven Guida                              Vice President -                          None
                                                   New Business and Service

         Teresa A. Hanratty                        Senior Vice President -                   None
         Suites 6&7                                Field Management
         169 South River Road
         Bedford, NH 03110

         Janis K. Heaney                           Vice President -                          None
                                                   Incentive Management

         Brian M. Heath                            Director, Chief Executive Officer         None
         Suite 150                                 and President
         801 E. Campbell Road
         Richardson, TX 75081

         Jon E. Hjelm                              Group Vice President -                    None
         655 Metro Place South                     Ohio Valley
         Suite 570
         Dublin, OH 43017

         David X. Hockenberry                      Group Vice President -                    None
         830 Crescent Centre Drive                 MidSouth
         Suite 490
         Franklin, TN 37067-7217

         Debra A. Hutchinson                       Vice President - Technologies I           None

         Theodore M. Jenkin                        Group Vice President -                    None
         6000 Freedom Square Drive                 Steel Cities
         Suite 300
         Cleveland, OH 44131

         James M. Jensen                           Vice President -                          None
                                                   Compensation and Licensing
                                                   Services

         Gregory C. Johnson                        Group Vice President -                    None
         4 Atrium Drive, #100                      Upstate New York/Vermont
         Albany, NY 12205

         Jody M. Johnson                           Group Vice President -                    None
                                                   Twin Cities Metro

         Nancy E. Jones                            Vice President - Advisor                  None
                                                   Marketing

         William A. Jones                          Vice President - Technologies III         None

         John C. Junek                             Senior Vice President and                 None
                                                   General Counsel

         Michelle M. Keeley                        Executive Vice President -                Vice President - Investments
                                                   Equity and Fixed Income

         Raymond G. Kelly                          Group Vice President -                    None
         Suite 250                                 Northern Texas
         801 East Campbell Road
         Richardson, TX 75081

         Lori J. Larson                            Vice President - Advisor                  None
                                                   Field Force Growth and
                                                   Retention

         Daniel E. Laufenberg                      Vice President - Chief                    None
                                                   U.S. Economist

         Jane W. Lee                               Vice President - General                  None
                                                   Manager Platinum Active Financial
                                                   Services

         Catherine M. Libbe                        Vice President - Marketing                None
                                                   & Product Retirement Services

         Kurt W. Lofgren                           Vice President and Chief Compliance
                                                   Officer - U.S. Retail Distribution

         Diane D. Lyngstad                         Chief Financial Officer and               None
                                                   Vice President - Comp and
                                                   Licensing Services

         Timothy J. Masek                          Vice President -                          None
                                                   Fixed Income Research

         Frank A. McCarthy                         Vice President and General Manager -      None
                                                   External Products Group and Personal
                                                   Trust Services

         Brian J. McGrane                          Vice President and Lead Financial         Vice President and
                                                   Officer - Finance                         Chief Financial Officer

         Dean O. McGill                            Group Vice President -                    None
         11835 W. Olympic Blvd                     Los Angeles Metro
         Suite 900 East
         Los Angeles, CA 90064

         Jeffrey McGregor                          Vice President and National               None
                                                   Sales Manager for Distribution

         Sarah M. McKenzie                         Senior Vice President - Managed and       None
                                                   Brokerage Products

         Penny J. Meier                            Vice President - Business                 None
                                                   Transformation/Six Sigma

         Paula R. Meyer                            Senior Vice President and                 President and Chief
                                                   General Manager - Mutual Funds            Executive Officer

         Thomas R. Moore                           Secretary                                 Secretary

         Rebecca A. Nash                           Vice President - Service                  None
                                                   Operations

         Thomas V. Nicolosi                        Group Vice President -                    None
         Suite 220                                 New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY 10528

         Gregory A. Nordmeyer                      Vice President and General
                                                   Manager - External Products Group         None

         Patrick H. O'Connell                      Group Vice President -                    None
         Commerce Center One                       Southern New England
         333 East River
         Hartford, CT 06108-4200

         Geoffery Oprandy                          Group Vice President - Southwest          None
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ 85028

         Benji Orr                                 Deputy Anti-Money Laundering              Deputy Anti-Money Laundering
                                                   Officer                                   Officer

         Douglas J. Parish                         General Auditor                           None

         Kristi L. Petersen                        Vice President - One Account              None
                                                   and Cash

         John G. Poole                             Group Vice President -                    None
         14755 North Outer Forty Road              Gateway/Springfield
         Suite 500
         Chesterfield, MO 63017

         Larry M. Post                             Group Vice President -                    None
         2 Constitution Plaza                      New England
         Charlestown, MA 02129

         Michael J. Rearden                        Group Vice President -                    None
         1800 S. Pine Island Road, Suite 510       Southern Florida
         Plantation, FL 33324

         Ralph D. Richardson III                   Group Vice President -                    None
         Suite 100                                 Carolinas
         5511 Capital Center Drive
         Raleigh, NC 27606

         Mark A. Riordan                           Senior Vice President and                 None
                                                   Chief Financial Officer

         Kim M. Sharan                             Executive Vice President and
                                                   Chief Marketing Officer

         Jacqueline M. Sinjem                      Vice President - Plan                     None
                                                   Sponsor Services

         Martin S. Solhaug                         Vice President - International            None
                                                   Comp and Benefits

         Albert L. Soule                           Group Vice President -                    None
         6925 Union Park Center                    Western Frontier
         Suite 200
         Midvale, UT 84047

         Bridget M. Sperl                          Senior Vice President -                   None
                                                   Client Service Organization

         Kathy Stalwick                            Vice President                            None

         Paul J. Stanislaw                         Group Vice President -                    None
         Suite 1100                                Southern California/Hawaii
         Two Park Plaza
         Irvine, CA 92614

         Lisa A. Steffes                           Vice President -                          None
                                                   Marketing Officer
                                                   Development

         David K. Stewart                          Vice President and Controller             Vice President, Controller
                                                                                             and Chief Accounting Officer

         Jeffrey J. Stremcha                       Vice President - Technologies I           None

         John T. Sweeney                           Vice President - Quality &                None
                                                   Service Support

         Joseph E. Sweeney                         Senior Vice President,                    None
                                                   General Manager - U.S. Brokerage
                                                   and Membership Banking

         Craig P. Taucher                          Group Vice President -                    None
         Suite 150                                 Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL 32216

         Neil G. Taylor                            Group Vice President -                    None
         601 108th Ave North East                  Pacific Northwest
         Suite 1800
         Bellevue, WA 98004-5902

         William F. "Ted" Truscott                 Senior Vice President and                 Board member and
                                                   Chief Investment Officer                  Vice President

         George F. Tsafaridis                      Vice President - Quality &                None
                                                   Service Support

         Janet M. Vandenbark                       Group Vice President -                    None
         3951 Westerre Parkway, Suite 250          Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                 Vice President - Technologies III         None

         Peter S. Velardi                          Senior Vice President -                   None
                                                   Field Management

         Andrew O. Washburn                        Vice President -                          None
                                                   Mutual Fund Marketing

         Donald F. Weaver                          Group Vice President -                    None
         3500 Market Street,                       Eastern Pennsylvania/
         Suite 200                                 Delaware
         Camp Hill, PA 17011

         Beth E. Weimer                            Vice President and                        None
                                                   Chief Compliance Officer - Asset
                                                   Management and Insurance

         Phil Wentzel                              Vice President - Finance                  None

         Robert K. Whalen                          Group Vice President -                    None
         939 West North Ave                        Chicago Metro
         Chicago, IL 60606

         Jeffrey A. Williams                       Senior Vice President -                   None
                                                   Cross-Sell/Strategic
                                                   Management

         William J. Williams                       Senior Vice President -                   None
                                                   Field Management

         Dianne L. Wilson                          Vice President - Insurance                None
                                                   Operations

         Gayle W. Winfree                          Group Vice President -                    None
         1 Galleria Blvd. Suite 1900               Delta States
         Metairie, LA 70001

         Michael R. Woodward                       Senior Vice President -                   None
         32 Ellicott St                            Field Management
         Suite 100
         Batavia, NY 14020

         John R. Woerner                           Senior Vice President - Strategic         None
                                                   Planning and Business Development

* Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE MANAGERS SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and the State of Minnesota on the 25th day of July, 2006.

RIVERSOURCE MANAGERS SERIES, INC.

By       /s/ Paula R. Meyer
         ------------------
             Paula R. Meyer
             President

By       /s/ Jeffrey P. Fox
         ------------------
             Jeffrey P. Fox
             Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of July, 2006.

Signature                                   Capacity

/s/      Arne H. Carlson*                   Chair of the Board
------------------------------------
         Arne H. Carlson

/s/      Kathleen A. Blatz*                 Director
------------------------------------
         Kathleen A. Blatz

/s/      Patricia M. Flynn*                 Director
------------------------------------
         Patricia M. Flynn

/s/      Anne P. Jones*                     Director
------------------------------------
         Anne P. Jones

/s/      Jeffrey Laikind*                   Director
------------------------------------
         Jeffrey Laikind

/s/      Stephen R. Lewis, Jr.*             Director
------------------------------------
         Stephen R. Lewis, Jr.

/s/      Catherine James Paglia*            Director
------------------------------------
         Catherine James Paglia

/s/      Vikki L. Pryor*                    Director
------------------------------------
         Vikki L. Pryor

/s/      Alan K. Simpson*                   Director
------------------------------------
         Alan K. Simpson

/s/      Alison Taunton-Rigby*              Director
------------------------------------
         Alison Taunton-Rigby

/s/      William F. Truscott*               Director
------------------------------------
         William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated April 12, 2006, filed electronically on or about May 24, 2006 as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-57852, by:


/s/      Leslie L. Ogg
------------------------------------
         Leslie L. Ogg

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 15
                     TO REGISTRATION STATEMENT NO. 333-57852


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

The prospectuses for:
         RiverSource Aggressive Growth Fund (formerly AXP Partners Aggressive Growth Fund).
         Class I prospectus Supplement for RiverSource Aggressive Growth Fund.

         RiverSource Fundamental Growth Fund (formerly AXP Partners Growth
         Fund).
         Class I prospectus Supplement for RiverSource Fundamental Growth Fund.

         RiverSource Fundamental Value Fund (formerly AXP Partners Fundamental Value Fund).
         Class I prospectus Supplement for RiverSource Fundamental Value Fund.

         RiverSource Select Value Fund (formerly AXP Partners Select Value
         Fund).
         Class I prospectus Supplement for RiverSource Select Value Fund.

         RiverSource Small Cap Equity Fund (formerly AXP Partners Small Cap Core
         Fund).
         Class I prospectus Supplement for RiverSource Small Cap Equity Fund.

         RiverSource Small Cap Value Fund (formerly AXP Partners Small Cap Value
         Fund).
         Class I prospectus Supplement for RiverSource Small Cap Value Fund.

         RiverSource Value Fund (formerly AXP Partners Value Fund). Class I prospectus Supplement for RiverSource Value Fund.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

Other information.

The signatures.